UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Vimeo, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

MERGER PROPOSAL — YOUR VOTE IS VERY IMPORTANT
October 22, 2025
Dear Vimeo Stockholders,
It is my pleasure to invite you to a special meeting of stockholders, which we refer to as the special meeting, of Vimeo, Inc., which we refer to as Vimeo, to be held online at 10 a.m. Eastern Time on November 19, 2025, at www.virtualshareholdermeeting.com/VMEO2025SM. I hope that you will be able to attend.
At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of September 10, 2025, which we refer to as the merger agreement, by and among Vimeo, Bending Spoons US Inc., which we refer to as Bending Spoons US, Bending Spoons S.p.A., which we refer to as Bending Spoons S.p.A. or Guarantor, and Bloomberg Merger Sub Inc., which we refer to as Merger Sub, a wholly-owned subsidiary of Bending Spoons US. Pursuant to the terms of the merger agreement, Merger Sub will merge with and into Vimeo, with Vimeo surviving the merger as a wholly-owned subsidiary of Bending Spoons US, which we refer to as the merger. You also will be asked to consider and vote on (i) a proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger and (ii) a proposal to approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting.
If the merger is completed, you will be entitled to receive $7.85 in cash, without interest (which we refer to as the merger consideration) for each share of (i) Vimeo common stock, par value $0.01 (which we refer to as company common stock) you own and (ii) Vimeo Class B common stock, par value $0.01 (which we refer to as Class B common stock and, together with company common stock, as company capital stock, and we refer to shares of company capital stock as shares or Vimeo shares) you own (in each case, other than dissenting shares and certain shares to be canceled or converted pursuant to the merger agreement), which represents a premium of (i) approximately 68% to Vimeo’s closing stock price of company common stock on September 8, 2025, (ii) approximately 89% to the volume weighted average stock price of company common stock during the 30 days ended September 8, 2025 and (iii) approximately 7% to the highest closing stock price of company common stock during the 52-week period ended September 8, 2025.
The receipt of cash in exchange for your shares pursuant to the merger will generally be a taxable transaction for United States federal income tax purposes. For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — U.S. Federal Income Tax Consequences of the Merger” beginning on page 51 of the accompanying proxy statement.
The Vimeo Board of Directors, after considering the reasons more fully described in this proxy statement and after consultation with independent legal and financial advisors, unanimously determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of Vimeo and its stockholders, and adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Vimeo Board of Directors recommends that you vote:
(i)
“FOR” the proposal to adopt the merger agreement, thereby approving the merger and the other transactions contemplated by the merger agreement;

(ii)
“FOR” the proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger; and

(iii)
“FOR” the proposal to approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting.

The enclosed proxy statement provides detailed information about the special meeting, the merger agreement and the merger. A copy of the merger agreement is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of our Board of Directors in connection with its evaluation of the merger agreement and the merger. We encourage you to read the proxy statement and its annexes, including the merger agreement, carefully and in their entirety. You may also obtain more information about Vimeo from documents we file with the U.S. Securities and Exchange Commission, which we refer to as the SEC, from time to time.
Whether or not you plan to attend the special meeting, please complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying pre-paid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the special meeting and vote during the special meeting, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form you will receive from your broker, bank or other nominee.
Your vote is very important, regardless of the number of shares that you own. We cannot complete the merger unless the proposal to adopt the merger agreement is approved by the affirmative vote of a majority of the voting power of the shares outstanding and entitled to vote thereon. The failure of any stockholder to vote at the special meeting, to submit a signed proxy card or to grant a proxy electronically over the Internet or by telephone will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement. If you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the merger agreement.
If you have any questions or need assistance voting your shares, please contact Okapi Partners LLC, our proxy solicitor, by calling (888) 785-6673 toll-free.
On behalf of our Board of Directors, I thank you for your support and appreciate your consideration of this matter.
Sincerely,
Philip Moyer
Chief Executive Officer & Director
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated October 22, 2025 and, together with the enclosed form of proxy card, is first being mailed to Vimeo stockholders on or about October 22, 2025.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON
NOTICE IS HEREBY GIVEN that a special meeting of stockholders, which we refer to as the special meeting, of Vimeo, Inc., which we refer to as Vimeo, will be held:
TIME AND DATE:	10 a.m. Eastern Time on November 19, 2025
PLACE:	www.virtualshareholdermeeting.com/VMEO2025SM
ITEMS OF BUSINESS:
1.
To consider and vote on the proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of September 10, 2025, which we refer to as the merger agreement, by and among Vimeo, Bending Spoons US Inc., which we refer to as Bending Spoons US, Bending Spoons S.p.A., which we refer to as Bending Spoons S.p.A. or Guarantor, and Bloomberg Merger Sub Inc., which we refer to as Merger Sub, a wholly-owned subsidiary of Bending Spoons US, a copy of which is attached as Annex A to the proxy statement accompanying this notice, which proposal we refer to as the merger proposal;

2.
To consider and vote on the proposal to approve, by means of a non-binding, advisory vote, compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger, which proposal we refer to as the merger-related compensation proposal; and

3.
To consider and vote on the proposal to approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting, which proposal we refer to as the adjournment proposal.

ADJOURNMENTS AND POSTPONEMENTS:	Any action on the items of business described above may be considered at the special meeting or at any time and date to which the special meeting may be properly adjourned or postponed.
RECORD DATE:	Stockholders of record at the close of business on October 21, 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.
INSPECTION OF LIST OF STOCKHOLDERS OF RECORD:	A list of stockholders of record will be available for inspection at our corporate headquarters located at 330 West 34th Street, 5th Floor, New York, New York 10001, during ordinary business hours during the 10-day period before the special meeting.
VOTING:	Whether or not you plan to attend the special meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet as described in the proxy materials. You may also sign, date and mail the proxy card in the pre-paid envelope provided.
IMPORTANT INFORMATION:	Your vote is very important to us. The merger contemplated by the merger agreement, which we refer to as the merger, is conditioned on the receipt of, and we cannot consummate the merger unless the merger proposal receives, the affirmative vote of a majority of the voting power of the shares of common stock, par value $0.01, which we refer to as company common stock, and Class B common stock, par value of $0.01, which we refer to as Class B common stock and, together with company common stock, as company capital stock, and we refer to shares of company capital stock as shares or Vimeo shares, outstanding and entitled to vote thereon.
The affirmative vote of a majority of the voting power of the shares outstanding and entitled to vote thereon, provided a quorum is present, is required to approve the merger proposal. The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, and voting at the special meeting, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present, is required to approve the adjournment proposal.
The failure of any stockholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or by telephone or to vote at the special meeting will have the same effect as a vote “AGAINST” the merger proposal but will not have any effect on the merger-related compensation proposal or the adjournment proposal. If you hold your shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the merger proposal but will not have any effect on the merger-related compensation proposal or the adjournment proposal. Abstentions will have the same effect as a vote “AGAINST” the merger proposal and the adjournment proposal, but will not have any effect on the merger-related compensation proposal. Stockholders who do not vote in favor of the merger proposal will have the right to seek appraisal of the fair value of their shares if they deliver a demand for appraisal before the vote is taken on the merger proposal and comply with all applicable requirements under Delaware law, which are summarized herein and reproduced in their entirety in Annex C to the accompanying proxy statement.
The Vimeo Board of Directors recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.
New York, New York	By Order of the Board of Directors,

330 W 34th Street, 5th Floor New York, New York 10001	Jessica Tracy General Counsel & Secretary

YOUR VOTE IS IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET AS DESCRIBED IN THE PROXY MATERIALS. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE PRE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the special meeting. If your shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card furnished to you by such broker, bank or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Your broker, bank or other nominee cannot vote on any of the proposals, including the proposal to adopt the merger agreement, without your instructions.
If you fail to return your proxy card, to grant your proxy electronically over the Internet or by telephone, or to vote at the special meeting, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting. If you are a stockholder of record, voting at the special meeting will revoke any proxy that you previously submitted. If you hold your shares through a broker, bank or other nominee, you must obtain from the record holder a valid proxy issued in your name in order to vote at the special meeting.
We encourage you to read the accompanying proxy statement, including all documents incorporated by reference into the accompanying proxy statement, and annexes to the accompanying proxy statement, carefully and in their entirety. If you have any questions concerning the merger, the special meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares, please contact our proxy solicitor:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Email: info@okapipartners.com
Toll-free: (888) 785-6673
Banks & Brokers may call collect: (212) 297-0720

i

PROXY SUMMARY
This summary highlights selected information from this proxy statement related to the merger (as defined below). This summary may not contain all of the information that is important to you. To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement, including the merger agreement (as defined below), and the documents incorporated by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 87. The merger agreement is attached as Annex A to this proxy statement.
Except as otherwise specifically noted in this proxy statement or as the context otherwise requires, “Vimeo,” the “Company” or “we,” “our,” “us” and similar words in this proxy statement refer to Vimeo, Inc. including, in certain cases, its subsidiaries. Throughout this proxy statement we refer to Bending Spoons US Inc., a Delaware corporation, as “Bending Spoons US,” to Bending Spoons S.p.A., an Italian societá per azioni, as “Bending Spoons S.p.A.” or “Guarantor,” and to Bloomberg Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Bending Spoons US, as “Merger Sub.” In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger (as it may be amended from time to time), dated as of September 10, 2025, by and among Bending Spoons US, Guarantor, Merger Sub and Vimeo, as the “merger agreement.” All references to the “merger” refer to the merger of Merger Sub with and into Vimeo with Vimeo surviving as a wholly-owned subsidiary of Bending Spoons US. Vimeo, following completion of the merger, is sometimes referred to in this proxy statement as the “surviving corporation.”
Parties Involved in the Merger (page 27)
Vimeo, Inc.
Vimeo is one of the largest and most trusted private video distribution platforms in the world. Vimeo hosts over 8 billion minutes of video, and serves 100 billion views per year in over 190 countries. Vimeo believes every business and profession can harness the power of video to better connect with their audiences, motivate their teams, and grow both culturally and financially.
Vimeo proudly serves a diverse community of users, ranging from award-winning filmmakers to globally distributed teams at the world’s largest businesses. Vimeo users include small businesses, creative professionals, marketers, filmmakers, digital agencies and large organizations. They range from the Emmy-nominated animator working on her next short film to the beauty entrepreneur creating videos for Instagram and her Shopify store, to the Fortune 500 company live-streaming town halls and remotely training sales associates at stores around the world. The Vimeo brand is well-known and highly regarded, and the majority of new customers find Vimeo organically.
Vimeo’s platform provides a full breadth of video tools through a software-as-a-service model. Vimeo’s core focus is transforming how people create and share videos by providing cutting-edge products and a platform that bridges technology with creative innovation. Vimeo provides a turnkey cloud-based solution that eliminates barriers to using video and solves essential video needs, including video hosting and management, intuitive video creation and editing, insightful analytics, AI language translations, and enterprise tools. The advancements in AI and video creation are evolving rapidly, and Vimeo has recently taken a leap forward by integrating AI and new immersive formats into the Vimeo platform to elevate the storytelling experience.
Vimeo’s corporate headquarters is located at 330 West 34th Street, 5th Floor, New York, New York 10001.
Vimeo is a corporation organized in the State of Delaware. Vimeo’s common stock, par value $0.01 per share, is currently listed on the Nasdaq Global Select Market, which we refer to as the NASDAQ, under the symbol “VMEO.” Vimeo’s Class B common stock, par value $0.01 per share, is not publicly traded. Throughout this proxy statement, we refer to Vimeo’s common stock, par value $0.01 per share, as company common stock, Vimeo’s Class B common stock, par value $0.01 per share, as Class B common stock, and company common stock and Class B common stock, together, as company capital stock, and we refer to shares of company capital stock as shares or Vimeo shares.

Additional information about Vimeo and its subsidiaries is included in documents incorporated by reference in this proxy statement (see the section entitled “Where You Can Find More Information” beginning on page 87) and on its website: www.vimeo.com. The information provided or accessible through Vimeo’s website is not part of, or incorporated by reference in, this proxy statement.
Bending Spoons S.p.A.
Bending Spoons S.p.A. is a privately held company based in Milan, Italy. Bending Spoons S.p.A. is the parent company of a group of affiliated entities including Bending Spoons US. Together, Bending Spoons S.p.A. and its subsidiaries, including Bending Spoons US, are collectively referred to as the Bending Spoons group. The Bending Spoons group acquired and continues to operate numerous digital technology businesses, including Brightcove, Evernote, komoot, Meetup, Remini, and WeTransfer. More than 300 million people use the Bending Spoons group’s products each month. The Bending Spoons group has a proven ability to attract and retain best-in-class talent globally and is a highly sought-after workplace. Great Place to Work has named the Bending Spoons group the Best Workplace in Italy in its size category four times since 2019, and it has had three top-10 finishes across all of Europe. The Bending Spoons group is backed by highly respected institutional investors, including Baillie Gifford, Cox Enterprises and Durable Capital.
Bending Spoons S.p.A.’s principal executive offices are located at Via Nino Bonnet, 10, 20154 Milano MI, Italy.
Bending Spoons US Inc.
Bending Spoons US is a Delaware corporation and an indirect wholly-owned subsidiary of Bending Spoons S.p.A. Bending Spoons US is a holding company and does not conduct any operations other than providing administrative services for the benefit of the subsidiaries it holds.
Bloomberg Merger Sub Inc.
Merger Sub is a Delaware corporation and a wholly-owned subsidiary of Bending Spoons US, formed on September 9, 2025, solely for the purpose of engaging in the merger and the other transactions as contemplated under the merger agreement. Upon completion of the merger, Merger Sub will cease to exist.
Certain Effects of the Merger on Vimeo (page 28)
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, which we refer to as the DGCL, on the closing date and at the time at which the merger will become effective, which we refer to as the effective time, Merger Sub will merge with and into Vimeo, with Vimeo continuing as the surviving corporation and a wholly-owned subsidiary of Bending Spoons US.
Effect on Vimeo if the Merger is Not Completed (page 28)
If the merger agreement is not adopted by Vimeo stockholders or if the merger is not completed for any other reason, Vimeo stockholders will not receive any payment for their shares. Instead, Vimeo will remain a public company, company common stock will continue to be listed and traded on the NASDAQ and registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and Vimeo will continue to file periodic reports with the U.S. Securities and Exchange Commission, which we refer to as the SEC.
Under certain specified circumstances, Vimeo will be required to pay Bending Spoons US a termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75.
Merger Consideration (page 56)
At the effective time and without any action on the part of Bending Spoons US, Guarantor, Merger Sub, Vimeo or the holders of any securities, each share issued and outstanding immediately prior to the effective time (other than dissenting shares and certain shares to be canceled or converted pursuant to the merger agreement), will automatically be converted into the right to receive $7.85 in cash, without interest, subject to any withholding of taxes as required by applicable law, which we refer to as the merger consideration. As of the effective time, all such shares will no longer be outstanding and will automatically be canceled and cease to exist, and will thereafter represent only the right to receive the merger consideration in accordance with the terms of the merger agreement.
As described under the section entitled “Terms of the Merger Agreement — Merger Consideration —  Exchange Procedures” beginning on page 57, at or prior to the effective time, Bending Spoons US will deposit, or cause to be deposited, with a designated paying agent (as defined herein) funds in an amount necessary for the payment of the merger consideration.
After the merger is completed, under the terms of the merger agreement, you will have the right to receive the merger consideration, but you no longer will have any rights as a Vimeo stockholder as a result of the merger (except for the right to receive the merger consideration and except that stockholders who properly exercise and perfect their demand for appraisal will instead have such rights as granted by Section 262 of the DGCL, as described under the section entitled “Appraisal Rights” beginning on page 81).
The Special Meeting (page 22)
Date, Time and Place
The special meeting of our stockholders, which we refer to as the special meeting, will be held at 10 a.m. Eastern Time on November 19, 2025 at www.virtualshareholdermeeting.com/VMEO2025SM.
Purpose
At the special meeting, we will ask our stockholders of record as of the close of business on October 21, 2025, which we refer to as the record date, to consider and vote on the following proposals:
•
the adoption of the merger agreement, a copy of which is attached as Annex A to the proxy statement accompanying this notice, which we refer to as the merger proposal;

•
the approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger, which we refer to as the merger-related compensation proposal; and

•
the approval of one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting, which we refer to as the adjournment proposal.

Record Date; Shares Entitled to Vote
You are entitled to vote at the special meeting if you owned shares as of the close of business on the record date. You will have one vote at the special meeting for each share of company common stock you owned as of the close of business on the record date and 10 votes for each share of Class B common stock you owned as of the close of business on the record date.
Quorum
A majority in voting power of the shares issued and outstanding and entitled to vote at the special meeting, represented in person (including virtually) or by proxy, constitutes a quorum at the special meeting. As of the close of business on the record date, there were 167,746,769 shares of company common stock issued, of which 157,950,354 shares are outstanding and entitled to vote, and 9,399,250 shares of Class B common stock issued and outstanding and entitled to vote. If you submit a properly executed proxy by mail, telephone or the Internet, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting or the chairman of the special meeting, may adjourn the special meeting.
Required Vote
The affirmative vote of a majority of the voting power of the shares outstanding and entitled to vote thereon, provided a quorum is present, is required to approve the merger proposal, which we refer to as stockholder approval. This means that the proposal will be approved if the voting power of votes cast “FOR” that proposal is greater than 50% of the total voting power of the votes that can be cast in respect of our outstanding shares. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, and voting at the special meeting, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the voting power of votes cast “FOR” that proposal is greater than 50% of the total voting power of shares entitled to vote which are present, in person (including virtually) or by proxy, and vote at the special meeting, provided a quorum is present. Abstentions and broker non-votes will not have any effect on the merger-related compensation proposal.
The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present, is required to approve the adjournment proposal. This means that the proposal will be approved if the voting power of votes cast “FOR” that proposal is greater than 50% of the total voting power of shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal. Broker non-votes will not have any effect on the adjournment proposal.
Share Ownership of Vimeo Directors and Executive Officers
As of the close of business on the record date, Vimeo directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,261,881 shares of company common stock (excluding any shares that would be delivered upon exercise or conversion of stock options or other equity-based awards), which represented approximately 1.4% of the voting power of the outstanding shares on that date.
It is expected that Vimeo’s directors and executive officers will vote their shares “FOR” the merger proposal, “FOR” the merger related compensation proposal and “FOR” the adjournment proposal, although none of them has entered into any agreement requiring them to do so.
Voting of Proxies
Any Vimeo stockholder of record entitled to vote at the special meeting may submit a proxy by returning a signed proxy card by mail or voting electronically over the Internet or by telephone, or may vote by appearing at the special meeting. If your shares are held in a brokerage account at a brokerage firm, bank, broker-dealer, or similar organization, then you are the “beneficial owner” of shares held in “street name,” and you should instruct your broker, bank or other nominee on how you wish to vote your shares using the instructions provided by your broker, bank or other nominee. Under applicable stock exchange rules, if you fail to instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee only has discretion to vote your shares on discretionary matters. The merger proposal, the merger-related compensation proposal and the adjournment proposal are non-discretionary matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your broker, bank or other nominee on how you wish to vote your shares.
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy, signing another proxy card with a later date and returning it to us prior to the special meeting or attending the special meeting and voting therein. Proxies submitted electronically over the Internet or by telephone must be received prior to the special meeting. If you hold your shares in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote.
Recommendation of Our Board of Directors and Reasons for the Merger (page 33)
The Vimeo Board of Directors, after considering various factors described under the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors” beginning on page 33, unanimously (i) determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of Vimeo and its stockholders; (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) approved, authorized and declared advisable the consummation by Vimeo of the transactions contemplated by the merger agreement; (iv) resolved to recommend that Vimeo stockholders vote in favor of the adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement; and (v) resolved to submit the merger agreement to Vimeo stockholders for adoption at a duly held meeting of such stockholders.
The Vimeo Board of Directors unanimously recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.
Opinion of Vimeo’s Financial Advisor (page 37)
Vimeo has engaged Allen & Company LLC, which we refer to as Allen & Company, as Vimeo’s financial advisor in connection with the merger. As part of this engagement, Allen & Company delivered a written opinion, dated September 10, 2025, to the Vimeo Board of Directors as to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration to be received by holders of Vimeo shares (other than, as applicable, Bending Spoons S.p.A., Bending Spoons US, Merger Sub and their respective affiliates) pursuant to the merger agreement. The full text of Allen & Company’s written opinion, dated September 10, 2025, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex B and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Vimeo Board of Directors (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Vimeo (or the Vimeo Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Vimeo to engage in the merger, including in comparison to other strategies or transactions that might be available to Vimeo or which Vimeo might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the merger or otherwise. For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Opinion of Vimeo’s Financial Advisor” beginning on page 37.
Financing of the Merger (page 51)
The merger is not conditioned on Bending Spoons US’ ability to obtain financing. Bending Spoons US has represented to Vimeo that it has available to it and (assuming satisfaction, or waiver of the conditions of Bending Spoons US’ and Merger Sub’s obligations to consummate the merger in accordance with the merger agreement) will have on the closing date of the merger available unencumbered cash or cash equivalents that are sufficient to (i) consummate the transactions under the merger agreement, (ii) pay any and all fees and expenses required to be paid at closing by Bending Spoons US and Merger Sub in connection therewith and (iii) satisfy all of the other payment obligations of Bending Spoons US and Merger Sub in connection with the merger agreement and the transactions contemplated thereunder. Bending Spoons US expects to finance the merger through available cash and existing credit facilities. For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — Financing of the Merger” beginning on page 51.
Treatment of Equity Compensation (page 46)
Stock Options.   Each option to purchase Vimeo shares, which we refer to as a Vimeo option, that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo option multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo option. Any Vimeo option with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Stock Appreciation Rights.   Each stock appreciation right, which we refer to as a Vimeo SAR, that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo SAR multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo SAR. Any Vimeo SAR with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Restricted Stock Units.   Each restricted stock unit (including each deferred stock unit, each of which we refer to as a Vimeo RSU) that is outstanding immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of shares underlying such Vimeo RSU, multiplied by (y) the merger consideration.
Restricted Shares.   Each restricted share of Vimeo shares, which we refer to as a Vimeo restricted share, that is outstanding immediately prior to the effective time and becomes vested as of the effective time in accordance with the terms thereof, will, at the effective time, be canceled and converted into the right to receive payment in cash of an amount equal to the merger consideration. Each Vimeo restricted share that is not vested as of the effective time will be canceled for no consideration.
Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger (page 45)
Vimeo non-employee directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Vimeo Board of Directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and overseeing the negotiation of the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Vimeo.
For a more complete description, see the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and the Executive Officers of Vimeo in the Merger,” beginning on page 45.
Appraisal Rights (page 81)
If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery, which we refer to as the Delaware court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares as determined by the Delaware court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares following petition to, and an appraisal by, the Delaware court. Persons considering seeking appraisal should recognize that the fair value of their shares determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or a beneficial owner of shares who (1) continuously holds such shares through the effective time, (2) has not voted in favor of or otherwise consented to the merger in writing or otherwise withdrawn, lost or waived appraisal rights, (3) strictly complies with the procedures under Section 262, (4) does not thereafter withdraw his, her or its demand for appraisal of such shares and (5) in the case of a beneficial owner, a person who (a) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (b) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (c) provides an address at which such beneficial owner consents to receive notices given by Vimeo and to be set forth on the Chancery list (as defined in the section of this proxy statement entitled “The Merger — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware court, together with interest, if any, to be paid upon the amount determined to be the fair value.
This summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should carefully review Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “Appraisal Rights” beginning on page 81 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex C to this proxy statement.
Material U.S. Federal Income Tax Consequences of the Merger (page 51)
For U.S. federal income tax purposes, the receipt of cash by a U.S. Holder (as defined below in the section entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger”) in exchange for such U.S. Holder’s shares in the merger generally will result in the recognition of gain or loss in an amount measured by the difference, if any, between the amount of cash that such U.S. Holder receives in the merger and such U.S. Holder’s adjusted tax basis in the shares surrendered in the merger.
A Non-U.S. Holder (as defined below in the section entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger”) generally will not be subject to U.S. federal income tax with respect to the exchange of shares for cash in the merger unless such Non-U.S. Holder has certain connections to the United States.
For more information, see the section entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger” beginning on page 51. Stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdictions.
Regulatory Approvals (page 53)
Vimeo, Bending Spoons US and Bending Spoons S.p.A. have agreed to use their respective reasonable best efforts to take, or cause to be taken, all actions that are necessary under the merger agreement and applicable law to consummate the merger and the other transactions as promptly as practicable, including, among other things, using reasonable best efforts to obtain all necessary actions or nonactions, waivers, approvals, orders and authorizations from governmental entities (including those in connection with applicable competition laws). These approvals include approvals under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, which we refer to as the HSR Act, and under any other applicable competition laws, as required. Vimeo and Bending Spoons US filed their respective HSR Act notifications on October 7, 2025. Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained or obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger, including the acceptance of any operational restrictions or the requirement to divest assets. In furtherance thereof, Bending Spoons US and Bending Spoons S.p.A. have agreed to effect certain divestitures and other dispositions and take other actions, including accepting certain restrictions on its operations and assets, if necessary to obtain all approvals and authorizations under antitrust laws in each case, subject to certain conditions as described in the merger agreement. These conditions or changes could result in the conditions to the closing of the merger not being satisfied.
No Solicitation (page 64)
As of the date of the merger agreement, Vimeo and its subsidiaries agreed to immediately cease any discussions or negotiations with any third-party with respect to an acquisition proposal (as defined herein).
Under the merger agreement, Vimeo is generally not permitted to solicit or discuss acquisition proposals with third parties, subject to certain exceptions.
Except as expressly permitted by the merger agreement, Vimeo will not, and will cause its subsidiaries, and will use its reasonable best efforts to cause its directors, officers, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents and other representatives, all of which we refer as representatives, not to, directly or indirectly:
•
solicit, initiate, knowingly encourage or facilitate the making or submission of any acquisition proposal (it being understood and agreed that ministerial acts that are not otherwise prohibited by the merger agreement (such as answering unsolicited phone calls) will not be deemed to facilitate for purposes of, or otherwise constitute a violation, of this provision);

•
furnish to any person (other than to Bending Spoons US, Merger Sub or their respective representatives) any non-public information relating to Vimeo or any of its subsidiaries or afford to any person (other than Bending Spoons US or Merger Sub and their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Vimeo or any of its subsidiaries, in any such case that relates to or could reasonably be expected to lead to an acquisition proposal;

•
participate in or engage in discussions or negotiations with any person that relates to or could reasonably be expected to lead to an acquisition proposal;

•
grant any waiver or release under Section 203 of the DGCL or any other state takeover law; or

•
enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement.

Notwithstanding the foregoing, under certain circumstances prior to obtaining the requisite stockholder approval for the merger proposal, Vimeo may furnish information with respect to Vimeo and its subsidiaries subject to a confidentiality agreement and participate in discussions or negotiations with the person making an acquisition proposal received after the date of the merger agreement if the Vimeo Board of Directors determines in good faith (after consultation with Vimeo’s financial advisor and outside legal counsel) that the acquisition proposal constitutes, or could reasonably be expected to lead to, a superior proposal (as defined herein) and, after consultation with Vimeo’s outside legal counsel, that the failure to engage with such third-party would be inconsistent with its fiduciary duties under applicable law.
For a more complete description, see the section entitled “Terms of the Merger Agreement — Additional Agreements — No Solicitation” beginning on page 64.
Change of Recommendation (page 65)
As described under the section entitled “The Special Meeting — Board of Directors’ Recommendation” beginning on page 24, the Vimeo Board of Directors has recommended that the holders of shares vote “FOR” the merger proposal.

The merger agreement provides that neither the Vimeo Board of Directors nor any committee thereof will (i)(A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Vimeo Board of Directors recommendation in a manner adverse to Bending Spoons US and Merger Sub; (B) adopt, approve or recommend to Vimeo’s stockholders an acquisition proposal; (C) fail to include the Vimeo Board of Directors recommendation that the holders of shares vote “FOR” the merger proposal in this Proxy Statement; or (D) fail to publicly reaffirm the Vimeo Board of Directors recommendation, or fail to publicly recommend against any such acquisition proposal, within 10 business days after any written request by Bending Spoons US to do so following the public announcement of any acquisition proposal (or such fewer number of days as remains prior to Vimeo’s stockholder meeting, so long as such request is made at least two business days prior to meeting) (it being understood that Vimeo will have no obligation to make such reaffirmation on more than three separate occasions); or (ii) cause or permit Vimeo or any of its subsidiaries to enter into an alternative acquisition agreement.
However, prior to obtaining stockholder approval, the Vimeo Board of Directors, in certain circumstances and subject to certain limitations set forth in the merger agreement, may make a Board of Directors recommendation change (as defined herein) in connection with an acquisition proposal that constitutes a superior proposal or in connection with an intervening event that was not known to the Vimeo Board of Directors or the consequences of which were not reasonably foreseeable as of the date of the merger agreement. If the Vimeo Board of Directors makes a Board of Directors recommendation change, Bending Spoons US may terminate the merger agreement and receive a termination fee from Vimeo as further described under “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75.
Prior to obtaining stockholder approval, the Vimeo Board of Directors may also, in certain circumstances and subject to certain limitations set forth in the merger agreement, cause Vimeo to terminate the merger agreement in order to enter into a definitive agreement relating to an acquisition proposal that constitutes a superior proposal, in each case, subject to specified obligations to Bending Spoons US to negotiate and consider in good faith any revisions to the merger agreement proposed by Bending Spoons US.
For a more complete description, see the sections entitled “Terms of the Merger Agreement — Additional Agreements — Change of Recommendations” beginning on page 65.
Conditions to the Closing of the Merger (page 72)
The following are some of the conditions that must be satisfied or waived before the merger may be consummated:
•
receipt of Vimeo stockholder approval of the merger agreement;

•
the consummation of the merger having not been restrained, enjoined or prohibited by any order (whether temporary, preliminary or permanent) of a court or governmental entity of competent jurisdiction, and there not being in effect any law enacted, issued or promulgated by any governmental entity of competent jurisdiction that prevents the consummation of the merger;

•
(i) any waiting period (and any extension thereof) under the HSR Act having expired or been terminated and (ii) the other required waiting, notice, approval or review periods under the laws of the jurisdictions set forth in the confidential disclosure schedules (as extended by any applicable governmental entity) having expired, been terminated or obtained, as applicable;

•
the accuracy of the representations and warranties of Bending Spoons US, Merger Sub and Vimeo in the merger agreement, subject in some instances to materiality or “material adverse effect” qualifiers, as of the closing date of the merger;

•
the performance in all material respects by Vimeo, on the one hand, and Bending Spoons US and Merger Sub on the other hand, of their respective obligations under the merger agreement at or prior to the closing; and

•
since the date of the merger agreement, no Vimeo material adverse effect having occurred.

Termination of the Merger Agreement (page 73)
The merger agreement may be terminated and the merger may be abandoned at any time prior to the effective time:
•
by the mutual written consent of Bending Spoons US and Vimeo;

•
by either Vimeo or Bending Spoons US, if:

•
the Vimeo stockholder approval of the merger agreement has not been obtained upon a vote taken at the duly convened special meeting or any adjournment or postponement thereof;

•
any court of competent jurisdiction or other governmental entity of competent jurisdiction has enacted, issued or promulgated any law or order or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting, prior to the effective time, the consummation of the merger, and such law, order or other action has become final and non-appealable; provided that, the right to terminate the merger agreement pursuant to this bullet point will not be available to a party (and in the case of Bending Spoons US, including Merger Sub) whose action or failure to perform or comply with any provision of the merger agreement was a primary cause of such law or order to be enacted, issued or promulgated or the failure to remove such law or order; or

•
the merger has not been consummated by 11:59 p.m., New York City time, on September 10, 2026, which we refer to as the initial outside date, which is subject to extension for two consecutive three-month periods by either party if all conditions are satisfied other than receipt of regulatory approvals and absence of legal restraints, which date, after giving effect to any extensions, we refer to as the outside date; provided that a party will not be able to terminate the merger agreement if it is in breach of the merger agreement and such breach is a principal cause of the failure of the merger to occur on or before the outside date.

•
by Bending Spoons US:

•
at any time prior to receipt of the Vimeo stockholder approval of the merger agreement if (i) the Vimeo Board of Directors effects a Board of Directors recommendation change or (ii) Vimeo willfully and materially breaches its “no shop” covenant; or

•
if Vimeo has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of Vimeo’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 business day cure period); provided that Bending Spoons US will not be able to terminate the merger agreement if Bending Spoons US or Merger Sub is in material breach of the merger agreement or if any representation or warranty of Bending Spoons US or Merger Sub has become untrue, resulting in the failure of a closing condition.

•
by Vimeo:

•
prior to receipt of the requisite stockholder approval for the merger proposal, in order to enter into a definitive agreement to consummate the transactions contemplated by a superior proposal; provided that Vimeo pays a termination fee of $40.1 million to Bending Spoons US substantially concurrently with such termination; or

•
if Bending Spoons US has breached any representation or warranty or failed to perform any covenant, such that the conditions relating to the accuracy of Bending Spoons US’ or Merger Sub’s representations and warranties or performance of covenants would fail to be satisfied (subject to a 30 business day cure period); provided that Vimeo will not be able to terminate the merger agreement if Vimeo is in material breach of the merger agreement or if any representation or warranty of Vimeo has become untrue, resulting in the failure of a closing condition.

Termination Fee (page 75)
Under the merger agreement, Vimeo will be required to pay a termination fee of $40.1 million in connection with a termination of the merger agreement under specified circumstances. In no event will Vimeo be required to pay the termination fee described above on more than one occasion.

Market Prices and Dividend Data (page 79)
On September 9, 2025, the last trading day prior to the announcement of the merger, the closing price of company common stock was $4.81 per share. On October 21, 2025, the latest practicable trading day before the date of this proxy statement, the closing price of company common stock on the NASDAQ was $7.74 per share. Class B common stock is not publicly traded.
Since the completion of its spin-off from IAC Inc. (formerly InterActiveCorp) in 2021, Vimeo has never declared or paid any cash dividends on its shares. Under the terms of the merger agreement, from September 10, 2025 until the effective time, Vimeo may not declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other equity interests or voting securities without Bending Spoons US’ prior written consent.
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address some commonly asked questions regarding the merger, the merger agreement and the special meeting. These questions and answers may not address all questions that may be important to you as a Vimeo stockholder. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement (including the merger agreement), and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 87. The merger agreement is attached as Annex A to this proxy statement.
Q:
Why am I receiving these proxy materials?

A:
On September 10, 2025, Vimeo entered into the merger agreement providing for the merger of Merger Sub, with and into Vimeo, with Vimeo surviving the merger as a wholly-owned subsidiary of Bending Spoons US. The Vimeo Board of Directors is furnishing this proxy statement and form of proxy card to the holders of shares in connection with the solicitation of proxies in favor of the proposal to adopt the merger agreement and to approve the other proposals to be voted on at the special meeting or any adjournments or postponements thereof. This proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting on the matters presented at the special meeting. Stockholders of record as of the close of business on October 21, 2025 may attend the special meeting and are entitled and requested to vote on the proposals described in this proxy statement.

Q:
What is included in the proxy materials?

A:
The proxy materials include the proxy statement and the annexes to the proxy statement, including the merger agreement, and a proxy card or voting instruction form.

Q:
When and where is the special meeting?

A:
The special meeting will take place on November 19, 2025 at 10 a.m. Eastern Time. To participate in the special meeting, go to www.virtualshareholdermeeting.com/VMEO2025SM and enter the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.

Q:
Why are we holding the special meeting virtually?

A:
Similar to the annual meeting, we will host the special meeting exclusively online. We continue to believe that this format allows us to preserve stockholder access while saving time and money for both Vimeo and its stockholders.

Q:
What if I have technical difficulties or trouble accessing the virtual meeting website during the special meeting?

A:
If you experience technical difficulties accessing the virtual meeting, please contact the technical support telephone number posted on the virtual meeting login page.

Q:
What is the proposed merger and what effects will it have on Vimeo?

A:
The proposed merger is the acquisition of Vimeo by Bending Spoons US through the merger of Merger Sub with and into Vimeo pursuant to the merger agreement. If the proposal to adopt the merger agreement is approved by the requisite number of votes and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into Vimeo, with Vimeo continuing as the surviving corporation. As a result of the merger, Vimeo will become a wholly-owned subsidiary of Bending Spoons US and you will no longer own shares. Vimeo expects to delist its company common stock from the NASDAQ as promptly as practicable after the effective time and de-register its company common stock under the Exchange Act as promptly as practicable after such delisting. Thereafter, Vimeo would no longer be a publicly traded company.

Q:
What will I receive if the merger is completed?

A:
Upon completion of the merger, you will be entitled to receive the merger consideration of $7.85 in cash, without interest and less applicable tax withholdings, for each share that you own, unless you have properly exercised and perfected and not withdrawn your demand for appraisal rights under the DGCL with respect to such shares. For example, if you own 100 shares, you will receive $785.00 in cash, without interest and less any applicable withholding taxes, in exchange for your shares. In no case will you own shares in the surviving corporation.

Q:
Who is entitled to vote at the special meeting?

A:
If your shares are registered in your name in the records of our transfer agent, Computershare Trust Company, which we refer to as Computershare, as of the close of business on the record date, you are a “stockholder of record” for purposes of the special meeting and are eligible to attend and vote. If you hold shares indirectly through a broker, bank or similar institution, you are not a stockholder of record, but instead hold your shares in “street name” and the record owner of your shares is your broker, bank or similar institution. Instructions on how to vote shares held in street name are described under the question “How do I vote my shares?” below.

Q:
How many votes do I have?

A:
If you are a holder of company common stock, you will have one vote for each share of company common stock owned by you, as a stockholder of record or in street name, as of the close of business on the record date. If you hold Class B common stock, you will have 10 votes for each share of Class B common stock owned by you, as a stockholder of record or in street name, as of the close of business on the record date.

Q:
May I attend the special meeting and vote therein?

A:
Yes. All Vimeo stockholders as of the close of business on the record date may attend the special meeting and vote. Stockholders who participate in the special meeting online at www.virtualshareholdermeeting.com/VMEO2025SM will be deemed to be in person attendees. Even if you plan to attend the special meeting, we encourage you to complete, sign, date and return the enclosed proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the special meeting. If you attend the special meeting and vote, your vote will revoke any proxy previously submitted. If you held your shares in “street name,” because you are not the stockholder of record, you may not vote your shares at the special meeting unless you request and obtain a valid proxy from your broker, bank or other nominee.

Q:
What am I being asked to vote on at the special meeting?

A:
You are being asked to consider and vote on the following proposals:

•
the adoption of the merger agreement, a copy of which is attached as Annex A to the proxy statement accompanying this notice;

•
the approval, by means of a non-binding, advisory vote, of compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger; and

•
the approval of one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting.

Q:
How does the Vimeo Board of Directors recommend that I vote?

A:
As more fully described in the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors and Reasons for the Merger” beginning on page 33, the Vimeo Board of Directors unanimously (i) determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of Vimeo and its stockholders; (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) approved, authorized and declared advisable the consummation by Vimeo of the transactions contemplated by the merger agreement; (iv) resolved to recommend that Vimeo stockholders vote in favor of the adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement; and (v) resolved to submit the merger agreement to Vimeo stockholders for adoption at a duly held meeting of such stockholders.
The Vimeo Board of Directors unanimously recommends that you vote
•
“FOR” the merger proposal;

•
“FOR” the merger-related compensation proposal; and

•
“FOR” the adjournment proposal.

Q:
How does the merger consideration compare to the market price of company common stock prior to the date on which the transaction was announced?

A:
The merger consideration represents a premium of (i) approximately 68% to Vimeo’s closing stock price of company common stock on September 8, 2025, (ii) approximately 89% to the volume weighted average stock price of company common stock during the 30 days ended September 8, 2025 and (iii) approximately 7% to the highest closing stock price of company common stock during the 52-week period ended September 8, 2025.

Q:
Will Vimeo pay a quarterly dividend before the completion of the merger?

A:
Since the completion of its spin-off from IAC Inc. (formerly InterActiveCorp) in 2021, Vimeo has never paid dividends. Under the terms of the merger agreement, from September 10, 2025 until the effective time, Vimeo may not declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, other equity interests or voting securities. See the section entitled “Terms of the Merger Agreement — Conduct of Business Pending the Merger” beginning on page 61.

Q:
Does Bending Spoons US have the financial resources to complete the merger?

A:
Bending Spoons US has represented that it has available to it and, assuming satisfaction or waiver of the conditions of Bending Spoons US’ and Merger Sub’s obligations to consummate the merger in accordance with the merger agreement, will have on the closing date of the merger, available unencumbered cash or cash equivalents that are sufficient to (i) consummate the transactions under the merger agreement, (ii) pay any and all fees and expenses required to be paid at closing by Bending Spoons US and Merger Sub in connection therewith and (iii) satisfy all of the other payment obligations of Bending Spoons US and Merger Sub in connection with the merger agreement and the transactions contemplated thereunder. Consummation of the merger is not conditioned on Bending Spoons US or Merger Sub obtaining financing. For a more complete description of sources of funding for the merger and related costs, see “Proposal 1: Adoption of the Merger Agreement — Financing of the Merger” beginning on page 51.

Q:
What do I need to do now?

A:
We encourage you to read this proxy statement, the annexes to this proxy statement (including the merger agreement), and the documents we refer to in this proxy statement carefully and consider how the merger affects you. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet or by telephone, so that your shares can be voted at the special meeting. If you hold your shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your shares.

Q:
How do I vote my shares?

A:
For stockholders of record:   If you are eligible to vote at the special meeting and are a stockholder of record, you may submit your proxy or cast your vote before the date of the special meeting in any of three ways:

•
By Internet — If you have Internet access, you may submit your proxy by following the instructions provided with your proxy materials and on your proxy card. Proxies submitted via Internet must be received prior to the special meeting.

•
By Telephone — You can also submit your proxy by telephone by following the instructions provided with your proxy materials and on your proxy card. Proxies submitted via telephone must be received prior to the special meeting.

•
By Mail — You may submit your proxy by completing the proxy card enclosed with those materials, signing and dating it and returning it in the pre-paid envelope we have provided.

You may also participate in the special meeting online at www.virtualshareholdermeeting.com/VMEO2025SM and vote your shares online during the special meeting, even if you have previously submitted your vote. To do so, you will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials.
For holders in street name:   For Vimeo shares held in street name, holders may submit a proxy online or by telephone before the date of the special meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from Vimeo or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.
If you submit your proxy by mail, telephone or the Internet, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions.
Even if you plan to attend the special meeting, you are strongly encouraged to vote your shares by proxy. If you are a stockholder of record or if you obtain a valid proxy to vote shares which you beneficially own, you may still vote your shares at the special meeting even if you have previously voted by proxy. If you are present at the special meeting and vote therein, your previous vote by proxy will not be counted.
Q:
Can I change or revoke my proxy?

A:
For stockholders of record:   Yes. A proxy may be changed or revoked at any time prior to the vote at the special meeting by submitting a later-dated proxy (including a proxy submitted via the Internet or by telephone) prior to the special meeting or by giving written notice to our Corporate Secretary at our corporate headquarters by 11:59 p.m. Eastern Time on November 18, 2025. You may also participate in the special meeting vote online during the special meeting at www.virtualshareholdermeeting.com/VMEO2025SM.

For holders in street name:   Yes. You must follow the specific voting instructions provided to you by your broker, bank or other similar institution to change or revoke any instructions you have already provided to them.
Q:
How will my shares be voted if I do not provide specific instructions in the proxy card or voting instructions form that I submit?

A:
If you are a stockholder of record and if you sign, date and return your proxy card but do not provide specific voting instructions, your shares will be voted “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal.

If your shares are held in street name at a broker, bank or similar institution, your broker, bank or similar institution may under certain circumstances vote your shares on “discretionary” matters if you do not timely provide voting instructions in accordance with the instructions provided by them. However, if you do not provide timely instructions, your broker, bank or similar institution does not have the authority to vote on any “non-discretionary” proposals at the special meeting and a “broker non-vote” would occur, as explained in the following question and explanation.
Q:
What is “broker discretionary voting”?

A:
If you hold your shares in street name, your broker, bank or other similar institution may be able to vote your shares without your instructions depending on whether the matter being voted on is “discretionary” or “non-discretionary.” Because brokers, banks and other nominee holders of record do not have discretionary voting authority with respect to any of the three proposals, if a beneficial owner of shares held in street name does not give voting instructions to the broker, bank or other nominee with respect to any of the proposals, then those shares will not be present or represented by proxy at the special meeting. If there are any broker non-votes, then such broker non-votes will be counted as a vote “AGAINST” the merger proposal, but will not have any effect on the merger-related compensation proposal or the adjournment proposal. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your shares.
Q:
I understand that a quorum is required in order to conduct business at the special meeting. What constitutes a quorum?

A:
A majority in voting power of shares issued and outstanding and entitled to vote at the special meeting, represented in person (including virtually) or by proxy, constitutes a quorum at the special meeting. As of the close of business on the record date, there were 167,746,769 shares of company common stock issued, of which 157,950,354 shares are outstanding and entitled to vote, and 9,399,250 shares of Class B common stock issued and outstanding and entitled to vote. Stockholders who participate in the special meeting online at www.virtualshareholdermeeting.com/VMEO2025SM will be deemed to be in person attendees for purposes of determining whether a quorum has been met. If you submit a properly executed proxy by mail, telephone or the Internet, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. If a quorum is not present, the special meeting will be adjourned until a quorum is obtained, subject to the terms of the merger agreement. The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting or the chairman of the special meeting may adjourn the special meeting.

Q:
What is required to approve the proposals submitted to a vote at the special meeting?

A:
The merger proposal:   The affirmative vote of a majority of the voting power of the shares outstanding and entitled to vote thereon, provided a quorum is present, is required to approve the merger proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the total voting power of the votes that can be cast in respect of our outstanding shares. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.

The merger-related compensation proposal:   The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, and voting at the special meeting, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the voting power shares entitled to vote which are present, in person (including virtually) or by proxy, and vote at the special meeting, provided a quorum is present. Abstentions and broker non-votes will not have any effect on the merger-related compensation proposal.
The adjournment proposal:   The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, provided a quorum is present, is required to approve the adjournment proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the total voting power of shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal. Broker non-votes will not have any effect on the adjournment proposal.
Q:
How can I obtain a proxy card or voting instruction form?

A:
If you lose, misplace or otherwise need to obtain a proxy card or a voting instruction form, please follow the applicable procedure below.

For stockholders of record:   Please visit www.proxyvote.com.
For holders in street name:   Please contact your account representative at your broker, bank or other similar institution.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, under the terms of the merger agreement, you will receive shortly thereafter the letter of transmittal instructing you to send your stock certificates to the paying agent in order to receive the cash payment of the merger consideration for each of your shares represented by the stock certificates. You should use the letter of transmittal to exchange your stock certificates for the cash payment to which you are entitled upon completion of the merger. Please do not send in your stock certificates now.

Q:
I do not know where my stock certificates are, how will I get the merger consideration for my shares?

A:
If the merger is completed, the transmittal materials you will receive after the completion of the merger will include the procedures that you must follow if you cannot locate your stock certificates. This will include an affidavit that you will need to sign attesting to the loss of your stock certificates. You may also be required to post a bond as indemnity against any potential loss.

Q:
What happens if I sell or otherwise transfer my shares after the close of business on the record date but before the special meeting?

A:
The record date is earlier than the date of the special meeting and the date the merger is expected to be completed. If you sell or transfer your shares after the close of business on the record date but before the special meeting, unless special arrangements (such as the provision of a proxy) are made between you and the person to whom you sell or otherwise transfer your shares and each of you notifies Vimeo in writing of such special arrangements, you will transfer the right to receive the merger consideration if the merger is completed to the person to whom you sell or transfer your shares, but you will retain your right to vote these shares at the special meeting. Even if you sell or otherwise transfer your shares after the close of business on the record date, we encourage you to complete, date, sign and return the enclosed proxy card or vote via the Internet or telephone.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible and currently expect to complete the merger in the fourth quarter of 2025. However, the exact timing of completion of the merger cannot be predicted because the completion of the merger is subject to conditions, including the adoption of the merger agreement by our stockholders and the receipt of regulatory approvals.

Q:
What happens if the merger is not completed?

A:
If the merger agreement is not adopted by Vimeo stockholders or if the merger is not completed for any other reason, Vimeo stockholders will not receive any payment for their shares. Instead, Vimeo will remain a public company, its company common stock will continue to be listed and traded on the NASDAQ and registered under the Exchange Act, and Vimeo will continue to file periodic reports with the SEC.

Under certain specified circumstances, Vimeo will be required to pay Bending Spoons US a termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75.
Q:
Are there any other risks to me from the merger that I should consider?

A:
Yes. There are risks associated with all business combinations, including the merger. See the section entitled “Forward-Looking Statements” beginning on page 20.

Q:
Do any of Vimeo’s directors or officers have interests in the merger that may differ from those of Vimeo stockholders generally?

A:
Yes. For a description of the interests of our directors and executive officers in the merger, see “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger” beginning on page 45.

Q:
What happens if the merger-related compensation proposal is not approved?

A:
Approval of the merger-related compensation proposal is not a condition to completion of the merger. The vote is an advisory vote and is not binding. Accordingly, regardless of the outcome of the advisory vote, if the merger is completed, Vimeo may still pay such compensation to its named executive officers in accordance with the terms and conditions applicable to such compensation.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet or telephone with respect to) each proxy card and voting instruction card that you receive.

Q:
Who counts the votes?

A:
Votes are counted by an independent representative appointed by the Vimeo Board of Directors to serve as the inspector of election at the special meeting.

Q:
Who may attend the special meeting?

A:
Vimeo stockholders who held shares as of the close of business on October 21, 2025.

Q:
Who pays for the expenses of this proxy solicitation?

A:
Vimeo will bear the entire cost of this proxy solicitation, including the preparation, printing, mailing and distribution of these proxy materials. We may also reimburse brokerage firms and other persons representing stockholders who hold their shares in street name for reasonable expenses incurred by them in forwarding proxy materials to such stockholders. In addition, certain directors, officers and other employees, without additional remuneration, may solicit proxies in person, or by telephone, facsimile, email and other methods of electronic communication.

Q:
Where can I find the vote results after the special meeting?

A:
Vimeo is required to publish final vote results in a Current Report on Form 8-K to be filed with the SEC within four business days after our special meeting.

Q:
What are the material U.S. federal income tax consequences of the merger?

A:
The exchange of shares for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. If you are a U.S. Holder (as such term is defined below in the section entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger”), you will generally recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received by you in the merger and your adjusted tax basis in the shares surrendered in the merger.

If you are a Non-U.S. Holder (as such term is defined below in the section entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger”), you generally will not be subject to U.S. federal income tax with respect to the exchange of shares for cash in the merger unless you have certain connections to the United States.
A more complete description of material U.S. federal income tax consequences of the merger is provided below under the section of this proxy statement entitled “The Merger — U.S. Federal Income Tax Considerations of the Merger” beginning on page 51. Stockholders should consult their tax advisors concerning the U.S. federal income tax consequences relating to the merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdictions.

Q:
What will the holders of outstanding Vimeo equity awards receive in the merger?

A:
For information regarding the treatment of Vimeo’s outstanding equity awards, see the section entitled “Terms of the Merger Agreement — Merger Consideration — Treatment of Equity Compensation” beginning on page 56.

Q:
Am I entitled to appraisal rights under the DGCL?

A:
If the merger is adopted by Vimeo’s stockholders, stockholders who take certain actions and meet certain conditions, including not voting (whether in person (including virtually) or by proxy) in favor of the adoption of the merger agreement and properly exercising and perfecting their demand for appraisal of their shares, will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares are entitled to have their shares appraised by the Delaware court and to receive payment in cash of the “fair value” of the shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the court. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process. Stockholders should refer to the discussion under the section entitled “Appraisal Rights” beginning on page 81 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex C to this proxy statement.

Q:
What is “householding”?

A:
Some banks, brokers and similar institutions may be participating in the practice of “householding” proxy materials. This means that only one copy of our proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you write to us at the following address or call us at the following phone number:

Vimeo, Inc.
Attention: Investor Relations
330 West 34th Street, 5th Floor
New York, New York 10001
Call (212) 524-8791 and ask to speak to Investor Relations or email ir@vimeo.com
To receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or similar institution or you may contact us at the above address or telephone number.
Q:
How can I obtain more information about Vimeo?

A:
You can find more information about us from various sources described in the section entitled “Where You Can Find More Information” beginning on page 87.

Q:
Who can help answer my questions?

A:
If you have any questions concerning the merger, the special meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Email: info@okapipartners.com
Toll-free: (888) 785-6673
Banks & Brokers may call collect: (212) 297-0720

FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us or on our behalf, contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on Vimeo’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Vimeo, Bending Spoons US, Bending Spoons S.p.A. and Merger Sub, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements.
Important risk factors that may cause such a difference include, but are not limited to:
•
the ability of the parties to consummate the proposed transaction in the anticipated time period or at all;

•
the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approval and the requisite approval of Vimeo’s stockholders;

•
potential delays in consummation of the proposed transaction;

•
risks associated with the disruption of management’s attention from ongoing business operations due to the pendency and announcement of the proposed transaction;

•
the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement;

•
Vimeo’s ability to implement its business strategy;

•
significant transaction costs associated with the proposed transaction;

•
the risk that Vimeo’s stock price may decline significantly if the proposed transaction is not consummated;

•
the nature, cost and outcome of any potential litigation relating to the proposed transaction;

•
the risk that disruptions from the proposed transaction will harm Vimeo’s business, including current plans and operations;

•
the effects of the proposed transaction on relationships with employees, customers, other business partners or governmental entities;

•
potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction;

•
legislative, regulatory and economic developments affecting Vimeo’s business;

•
general economic and market developments and conditions;

•
the evolving legal, regulatory and tax regimes under which Vimeo operates;

•
potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Vimeo’s financial performance;

•
restrictions during the pendency of the proposed transaction that may impact Vimeo’s ability to pursue certain business opportunities or strategic transactions; and

•
unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Vimeo’s response to any of the aforementioned factors.

While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Vimeo’s financial condition, results of operations, credit rating or liquidity.
There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made.
All of the forward-looking statements we make in this proxy statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, (i) the information contained under this heading and (ii) the information in our consolidated financial statements and notes thereto included in our most recent filing on Form 10-K and subsequent periodic and interim report filings (see the section entitled “Where You Can Find More Information” beginning on page 87).
The forward-looking statements included herein are made only as of the date hereof. Vimeo does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future events, developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Vimeo stockholders are advised, however, to consult any future disclosures we make on related subjects as may be detailed in our other filings made from time to time with the SEC.

THE SPECIAL MEETING
The enclosed proxy is solicited on behalf of the Vimeo Board of Directors for use at the special meeting of stockholders or at any adjournments or postponements thereof.
Date, Time and Place
We will hold the special meeting online on November 19, 2025 at 10 a.m. Eastern Time, at www.virtualshareholdermeeting.com/VMEO2025SM.
Purpose of the Special Meeting
At the special meeting, we will ask our stockholders of record as of the close of business on the record date to consider and vote on the following proposals:
Proposal 1 — Adoption of the Merger Agreement.   To consider and vote on the merger proposal;
Proposal 2 — Approval, by Means of a Non-Binding, Advisory Vote, of Certain Compensatory Arrangements with Named Executive Officers.   To consider and vote on the merger-related compensation proposal; and
Proposal 3 — Adjournment of the Special Meeting.   To consider and vote on the adjournment proposal.
Record Date; Shares Entitled to Vote; Quorum
Only stockholders of record as of the close of business on October 21, 2025 are entitled to notice of the special meeting and to vote at the special meeting or at any adjournments or postponements thereof. A list of stockholders entitled to vote at the special meeting will be available in Vimeo’s corporate headquarters located at 330 West 34th Street, 5th Floor, New York, New York 10001, during regular business hours for a period of at least 10 days before the special meeting and at the place of the special meeting during the special meeting.
A majority in voting power of shares issued and outstanding and entitled to vote at the special meeting, represented in person (including virtually) or by proxy, constitutes a quorum at the special meeting. As of the close of business on the record date for the special meeting, there were 167,746,769 shares of company common stock issued, of which 157,950,354 shares are outstanding and entitled to vote, and 9,399,250 shares of Class B common stock issued and outstanding and entitled to vote. If you submit a properly executed proxy by mail, telephone or the Internet, you will be considered a part of the quorum. In addition, abstentions will be counted for purposes of establishing a quorum. Broker non-votes will not be counted for purposes of establishing a quorum. If a quorum is not present, the special meeting will be adjourned until a quorum is obtained, subject to the terms of the merger agreement. The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting or the chairman of the special meeting may adjourn the special meeting.
Vote Required; Abstentions and Broker Non-Votes
The affirmative vote of a majority of the voting power of the shares outstanding and entitled to vote thereon, provided a quorum is present, is required to approve the merger proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the total voting power of the votes that can be cast in respect of our outstanding shares. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the merger proposal.
The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, and voting at the special meeting, provided a quorum is present, is required to approve, by means of a non-binding, advisory vote, the merger-related compensation proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the total voting power of shares entitled to vote which are present, in person

(including virtually) or by proxy, and vote at the special meeting, provided a quorum is present. Abstentions and broker non-votes will not have any effect on the merger-related compensation proposal.
The affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, provided a quorum is present, is required to approve the adjournment proposal. This means that the proposal will be approved if the voting power of shares voted “FOR” that proposal is greater than 50% of the total voting power of shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present. Abstentions will have the same effect as a vote “AGAINST” the adjournment proposal. Broker non-votes will not have any effect on the adjournment proposal.
Broker non-votes are shares held by a broker, bank or other nominee that are present in person (including virtually) or represented by proxy at the special meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such shares on how to vote on a particular proposal and the broker does not have discretionary voting power on such proposal. Because brokers, banks and other nominee holders of record do not have discretionary voting authority with respect to any of the three proposals, if a beneficial owner of shares held in “street name” does not give voting instructions to the broker, bank or other nominee with respect to any of the proposals, then those shares will not be present in person (including virtually) or represented by proxy at the special meeting. If there are any broker non-votes, then such broker non-votes will be counted as a vote “AGAINST” the merger proposal, but will have no effect on the merger-related compensation proposal and the adjournment proposal.
Shares Held by Vimeo’s Directors and Executive Officers
As of the close of business on the record date, Vimeo directors and executive officers beneficially owned and were entitled to vote, in the aggregate, 2,261,881 shares of company common stock (excluding any shares that would be delivered upon exercise or conversion of stock options or other equity-based awards), which represented approximately 1.4% of the voting power of the outstanding shares on that date. It is expected that Vimeo’s directors and executive officers will vote their shares “FOR” the merger proposal, “FOR” the merger-related compensation proposal and “FOR” the adjournment proposal, although none of them has entered into any agreement requiring them to do so.
Voting of Proxies
If your shares are registered in your name with our transfer agent, Computershare, you may cause your shares to be voted by returning a signed proxy card, or you may vote at the special meeting. Additionally, you may submit electronically over the Internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.
If you plan to attend the special meeting and wish to vote therein, you may vote your shares online at www.virtualshareholdermeeting.com/VMEO2025SM. To do so, you will need the 16-digit control number included on your Notice, your proxy card or the instructions that accompanied your proxy materials. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the special meeting. If you attend the special meeting and vote, your vote will revoke any proxy previously submitted.
Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal. No proxy that is specifically marked against the merger proposal will be voted in favor of the merger-related compensation, unless it is specifically marked “FOR” the approval of such proposal.
If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or by the Internet or telephone through your broker, bank or other nominee if such a service is provided. To vote via the Internet or telephone through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or other nominee. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on discretionary matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The merger proposal, merger-related compensation proposal and the adjournment proposal are non-discretionary matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. If you do not return your broker’s, bank’s or other nominee’s voting form, do not vote via the Internet or telephone through your broker, bank or other nominee, if applicable, or do not attend the special meeting and vote with a proxy from your broker, bank or other nominee, such actions will have the same effect as if you voted “AGAINST” the merger proposal but will not have any effect on the adjournment proposal or the merger-related compensation proposal.
Revocability of Proxies
If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the special meeting by:
•
submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

•
delivering a written notice of revocation to our Corporate Secretary;

•
signing another proxy card with a later date and returning it to us prior to the special meeting; or

•
attending the special meeting and voting online during the special meeting at www.virtualshareholdermeeting.com/VMEO2025SM.

Please note that to be effective, your new proxy card, Internet or telephonic voting instructions or written notice of revocation must be received by our Corporate Secretary by 11:59 p.m. Eastern Time on November 18, 2025 and, in the case of Internet or telephonic voting instructions, must be received prior to the special meeting.
If you have submitted a proxy, your appearance at the special meeting, in the absence of voting therein or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.
If you hold your shares in “street name,” you should contact your broker, bank or other nominee for instructions regarding how to change your vote. You may also vote at the special meeting if you obtain a valid proxy from your broker, bank or other nominee. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow Vimeo stockholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting, as adjourned.
Board of Directors’ Recommendation
The Vimeo Board of Directors, after considering various factors described under the section entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Recommendation of Our Board of Directors” beginning on page 33, unanimously (i) determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of Vimeo and its stockholders; (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) approved, authorized and declared advisable the consummation by Vimeo of the transactions contemplated by the merger agreement; (iv) resolved to recommend that Vimeo stockholders vote in favor of the adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement; and (v) resolved to submit the merger agreement to Vimeo stockholders for adoption at a duly held meeting of such stockholders.
The Vimeo Board of Directors unanimously recommends that you vote (i) “FOR” the merger proposal, (ii) “FOR” the merger-related compensation proposal and (iii) “FOR” the adjournment proposal.

Tabulation of Votes
All votes will be tabulated by an independent representative appointed by the Vimeo Board of Directors, who will act as the inspector of election appointed for the special meeting and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.
Solicitation of Proxies
The expense of soliciting proxies in the enclosed form will be borne by Vimeo. We have retained Okapi Partners LLC, a proxy solicitation firm, to solicit proxies in connection with the special meeting at a cost of approximately $11,500 and an additional success fee of $10,000 if the merger proposal is approved by our stockholders plus expenses. We have also agreed to indemnify Okapi Partners LLC against losses arising out of its provision of these services as requested by Vimeo. In addition, we may reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and employees, personally or by telephone, facsimile or other means of communication. No additional compensation will be paid for such services.
Anticipated Date of Completion of the Merger
Assuming timely satisfaction of necessary closing conditions, including the approval by our stockholders of the merger proposal, we anticipate that the merger will be consummated during the fourth quarter of 2025.
Attending the Special Meeting
Vimeo stockholders as of the close of business on the record date may attend the special meeting online at www.virtualshareholdermeeting.com/VMEO2025SM.
If you hold your shares in street name and wish to vote your shares at our special meeting, you must obtain a valid proxy from your broker, bank or similar institution, granting you authorization to vote your shares. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.
The use of cameras, sound recording equipment, communication devices or any other similar equipment is prohibited at the special meeting without the express written permission of Vimeo.
Even if you plan to attend the special meeting, we encourage you to complete, sign, date and return the enclosed proxy card or vote electronically over the Internet or via telephone to ensure that your shares will be represented at the special meeting. If you attend the special meeting and vote therein, your vote by ballot will revoke any proxy previously submitted. If you hold your shares in “street name,” because you are not the stockholder of record, you may not vote your shares at the special meeting unless you follow the procedures set forth above.
Assistance
If you need assistance in completing your proxy card or have questions regarding Vimeo’s special meeting, please contact Okapi Partners LLC by mail at 1212 Avenue of the Americas, 17th Floor, New York, NY 10036 or via email at info@okapipartners.com. Stockholders may call toll-free at (888) 785-6673 and banks and brokers may call collect at (212) 297-0720.
Rights of Stockholders Who Seek Appraisal
If the merger proposal is approved by Vimeo stockholders, stockholders who do not vote (whether in person (including virtually) or by proxy) in favor of the adoption of the merger agreement and who properly exercise and perfect their demand for appraisal of their shares will be entitled to appraisal rights in connection with the merger under Section 262 of the DGCL. This means that holders of shares are entitled to have such shares appraised by the Delaware court and to receive payment in cash of the “fair value” of the shares, exclusive of any elements of value arising from the accomplishment or expectation of the merger, together with interest to be paid upon the amount determined to be fair value, if any, as determined by the court. Stockholders who wish to seek appraisal of their shares are in any case encouraged to seek the advice of legal counsel with respect to the exercise of appraisal rights due to the complexity of the appraisal process.
Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined pursuant to Section 262 of the DGCL could be more than, the same as or less than $7.85 per share consideration payable pursuant to the merger agreement if they did not seek appraisal of their shares.
To exercise your appraisal rights, you must submit a written demand for appraisal to Vimeo before the vote is taken on the merger proposal, you must not submit a blank proxy or otherwise vote in favor of the merger proposal and you must continue to hold the shares of record through the effective time. Your failure to follow the procedures specified under the DGCL will result in the loss of your appraisal rights. The DGCL requirements for exercising appraisal rights are described in further detail in this proxy statement, and the relevant section of the DGCL regarding appraisal rights is reproduced and attached as Annex C to this proxy statement. If you hold your shares through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank or other nominee to determine the appropriate procedures for the making of a demand for appraisal by such broker, bank or other nominee. Stockholders should refer to the discussion under the section entitled “Appraisal Rights” beginning on page 81 and the DGCL requirements for exercising appraisal rights reproduced and attached as Annex C to this proxy statement.

PARTIES INVOLVED IN THE MERGER
Vimeo, Inc.
Vimeo is one of the largest and most trusted private video distribution platforms in the world. Vimeo hosts over 8 billion minutes of video, and serves 100 billion views per year in over 190 countries. Vimeo believes every business and profession can harness the power of video to better connect with their audiences, motivate their teams, and grow both culturally and financially.
Vimeo proudly serves a diverse community of users, ranging from award-winning filmmakers to globally distributed teams at the world’s largest businesses. Vimeo users include small businesses, creative professionals, marketers, filmmakers, digital agencies and large organizations. They range from the Emmy-nominated animator working on her next short film to the beauty entrepreneur creating videos for Instagram and her Shopify store, to the Fortune 500 company live-streaming town halls and remotely training sales associates at stores around the world. The Vimeo brand is well-known and highly regarded, and the majority of new customers find Vimeo organically.
Vimeo’s platform provides a full breadth of video tools through a software-as-a-service model. Vimeo’s core focus is transforming how people create and share videos by providing cutting-edge products and a platform that bridges technology with creative innovation. Vimeo provides a turnkey cloud-based solution that eliminates barriers to using video and solves essential video needs, including video hosting and management, intuitive video creation and editing, insightful analytics, AI language translations, and enterprise tools. The advancements in AI and video creation are evolving rapidly, and Vimeo has recently taken a leap forward by integrating AI and new immersive formats into the Vimeo platform to elevate the storytelling experience.
Vimeo’s corporate headquarters is located at 330 West 34th Street, 5th Floor, New York, New York 10001.
Vimeo is a corporation organized in the State of Delaware. Its company common stock is currently listed on the NASDAQ under the symbol “VMEO.”
Additional information about Vimeo and its subsidiaries is included in documents incorporated by reference in this proxy statement (see the section entitled “Where You Can Find More Information” beginning on page 87) and on its website: www.vimeo.com. The information provided or accessible through Vimeo’s website is not part of, or incorporated by reference in, this proxy statement.
Bending Spoons S.p.A.
Bending Spoons S.p.A. is a privately held company based in Milan, Italy. Bending Spoons S.p.A. is the parent company of a group of affiliated entities including Bending Spoons US. Together, Bending Spoons S.p.A. and its subsidiaries, including Bending Spoons US, are collectively referred to as the Bending Spoons group. The Bending Spoons group acquired and continues to operate numerous digital technology businesses, including Brightcove, Evernote, komoot, Meetup, Remini, and WeTransfer. More than 300 million people use the Bending Spoons group’s products each month. The Bending Spoons group has a proven ability to attract and retain best-in-class talent globally and is a highly sought-after workplace. Great Place to Work has named the Bending Spoons group the Best Workplace in Italy in its size category four times since 2019, and it has had three top-10 finishes across all of Europe. The Bending Spoons group is backed by highly respected institutional investors, including Baillie Gifford, Cox Enterprises and Durable Capital.
Bending Spoons S.p.A.’s principal executive offices are located at Via Nino Bonnet, 10, 20154 Milano MI, Italy. Additional information about the Bending Spoons group is included on the website: www.bendingspoons.com. The information provided or accessible through the Bending Spoons group’s website is not part of, or incorporated by reference in, this proxy statement.
Bending Spoons US Inc.
Bending Spoons US is a Delaware corporation and an indirect wholly-owned subsidiary of Bending Spoons S.p.A. Bending Spoons US is a holding company and does not conduct any operations other than providing administrative services for the benefit of the subsidiaries it holds.

Bloomberg Merger Sub Inc.
Merger Sub is a Delaware corporation and a wholly-owned subsidiary of Bending Spoons US, formed on September 9, 2025, solely for the purpose of engaging in the merger and the other transactions as contemplated under the merger agreement. Upon completion of the merger, Merger Sub will cease to exist.
PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT
THE MERGER
This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. You should read the entire merger agreement carefully as it is the legal document that governs the merger.
Certain Effects of the Merger on Vimeo
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the DGCL, on the closing date and at the effective time, Merger Sub will merge with and into Vimeo, with Vimeo continuing as the surviving corporation and a wholly-owned subsidiary of Bending Spoons US. Vimeo expects to delist its company common stock from the NASDAQ as promptly as practicable after the effective time and de-register its company common stock under the Exchange Act as promptly as practicable after such delisting. Thereafter, Vimeo would no longer be a publicly traded company. If the merger is completed, you will not own any shares of the capital stock of the surviving corporation, and instead will only be entitled to receive the merger consideration, as described under the section entitled “Terms of the Merger Agreement — Merger Consideration” beginning on page 56.
The effective time will occur upon the filing of a certificate of merger with the Secretary of State of the State of Delaware (or at such later time as Vimeo and Bending Spoons US may agree and specify in the certificate of merger).
Effect on Vimeo if the Merger is Not Completed
If the merger agreement is not adopted by Vimeo stockholders or if the merger is not completed for any other reason, Vimeo stockholders will not receive any payment for their shares. Instead, Vimeo will remain a public company, company common stock will continue to be listed and traded on the NASDAQ and registered under the Exchange Act and Vimeo will continue to file periodic reports with the SEC.
Furthermore, if the merger is not consummated, and depending on the circumstances that caused the merger not to be consummated, it is likely that the price of company common stock will decline significantly. If that were to occur, it is uncertain when, if ever, the price of company common stock would return to the price at which it trades as of the date of this proxy statement.
Accordingly, if the merger is not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares. If the merger is not consummated, the Vimeo Board of Directors will continue to evaluate and review Vimeo’s business operations, properties and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to enhance stockholder value. If the merger agreement is not adopted by Vimeo stockholders or if the merger is not consummated for any other reason, there can be no assurance that any other transaction acceptable to Vimeo or its stockholders will be offered or that Vimeo’s business, prospects or results of operations will not be adversely impacted.
Under certain specified circumstances, Vimeo will be required to pay Bending Spoons US a termination fee upon the termination of the merger agreement, as described under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75.
Background of the Merger
As part of Vimeo’s strategic planning process, the Vimeo Board of Directors regularly reviews and discusses with Vimeo senior management Vimeo’s performance, business strategy and competitive position in the industries in which it operates, as well as overall industry conditions, as they may affect Vimeo’s strategic goals and plans. In addition, the Vimeo Board of Directors and Vimeo senior management regularly review and evaluate Vimeo’s current business plan and the potential risks and benefits of continuing to execute on its standalone business plans as a publicly traded company, as well as various strategic alternatives, including acquisitions, dispositions, major commercial partnerships and other strategic transactions, as part of ongoing efforts to strengthen Vimeo’s overall business and enhance stockholder value.
On January 25, 2024, Luca Ferrari, co-founder, Chairman of the Board of Directors and Chief Executive Officer of Bending Spoons S.p.A., met with Adam Gross, former Interim Chief Executive Officer of Vimeo, and Glenn Schiffman, Chairman of the Vimeo Board of Directors, to discuss a potential transaction between the Bending Spoons group and Vimeo. On January 28, 2024, the Bending Spoons group provided a non-binding written proposal to the Vimeo Board of Directors for the acquisition of Vimeo in an all-cash transaction. On February 2, 2024, Vimeo and Bending Spoons S.p.A. entered into a confidentiality agreement in order to share non-public information with respect to a potential transaction. During the course of January 2024 through March 2024, the Vimeo Board of Directors directed Vimeo senior management to negotiate with the Bending Spoons group with respect to its acquisition proposal and concurrently authorized Allen & Company, which Vimeo engaged as its financial advisor on terms approved by the Vimeo Board of Directors, to contact other third parties identified as having potential interest in exploring a business combination transaction with Vimeo. On March 16, 2024, the process was terminated after the Vimeo Board of Directors determined that it was in the best interests of Vimeo and its stockholders not to proceed with a potential transaction at the time.
From the end of such discussions in March 2024 until July 2025, Vimeo and the Bending Spoons group did not engage in discussions regarding a potential transaction.
In July 2025, Mr. Ferrari, Barry Diller, a Vimeo stockholder who is party to a non-disclosure agreement with Vimeo, and Alexander von Furstenberg, a member of the Vimeo Board of Directors, met at Allen & Company’s Sun Valley conference. At the meeting, which occurred on July 9, 2025, Mr. Ferrari raised the possibility of re-engaging in discussions regarding a potential acquisition of Vimeo. After the meeting, Messrs. Diller and von Furstenberg discussed the meeting and the potential of re-engaging in discussions with the Bending Spoons group with Mr. Schiffman and Mo Koyfman, a member of the Vimeo Board of Directors. Messrs. Schiffman, von Furstenberg and Koyfman also discussed certain general M&A matters not specific to any potential transaction with Philip Moyer, Chief Executive Officer of Vimeo, Gillian Munson, Chief Financial Officer of Vimeo, and Jessica Tracy, General Counsel and Secretary of Vimeo.
On July 17, 2025, the Vimeo Board of Directors held a regularly scheduled meeting. During the non-employee director executive session of such meeting, the Vimeo Board of Directors discussed the meeting with Mr. Ferrari at the Sun Valley conference and the possibility of a potential transaction with the Bending Spoons group. The non-employee Vimeo Board of Directors also discussed Vimeo’s standalone business prospects and the possibility of a transaction with third parties other than the Bending Spoons group to determine, among other things, whether any strategic third party transaction should be pursued at that time.
On July 21, 2025, in accordance with Vimeo’s directives, representatives of Allen & Company held a call with Mr. Ferrari, during which representatives of Allen & Company suggested that, if Bending Spoons US was interested in a potential transaction with Vimeo, then Bending Spoons US should send a written acquisition proposal to the Vimeo Board of Directors.
On July 22, 2025, Mr. Ferrari informed representatives of Allen & Company that the Bending Spoons group was preparing a non-binding acquisition proposal that was expected to be delivered to Vimeo within the next few days.
On July 23, 2025, Allen & Company agreed to suspend its advisory work for the Bending Spoons group in light of the Bending Spoons group’s interest in a potential transaction with Vimeo.
On July 25, 2025, Mr. Ferrari sent Mr. Schiffman a written, non-binding acquisition proposal, which contemplated an all-cash acquisition of Vimeo at a price of $7.50 per share by Bending Spoons US. On July 26, 2025, Mr. Schiffman informed the Vimeo Board of Directors, including Mr. Moyer, and Mr. Diller, as well as Mses. Munson and Tracy, of the written acquisition proposal received from the Bending Spoons group.

On July 28, 2025, representatives of the Bending Spoons group shared certain information relating to the Bending Spoons group’s typical acquisition and integration processes with representatives of Allen & Company, which representatives of Allen & Company forwarded to Mr. Schiffman, who shared such information with Mr. Moyer and Mses. Munson and Tracy.
On July 29, 2025, the Vimeo Board of Directors, including Mr. Moyer, held a meeting to discuss the non-binding acquisition proposal from the Bending Spoons group. Mses. Munson and Tracy, as well as representatives of Allen & Company and Vimeo’s outside legal counsel, Skadden, Arps, Slate, Meagher & Flom, which we refer to as Skadden, were present at the meeting. The Vimeo Board of Directors reviewed Vimeo’s historical engagement with the Bending Spoons group and the outreach process that the Vimeo Board of Directors had conducted in the first quarter of 2024, which had not resulted in any expressions of interest for Vimeo from third parties other than the Bending Spoons group. Allen & Company discussed with the Vimeo Board of Directors the financial terms of the Bending Spoons group’s proposal, Vimeo’s recent stock price performance, certain alternative transactions that Vimeo could explore and certain transaction-related matters. Allen & Company also discussed with the Vimeo Board of Directors certain third parties other than the Bending Spoons group that might have interest in exploring a business combination transaction with Vimeo. Representatives of Skadden then reviewed the fiduciary duties of the Vimeo Board of Directors in considering and evaluating the Bending Spoons US acquisition proposal. Following discussion, the Vimeo Board of Directors authorized Allen & Company and other representatives of Vimeo to engage with the Bending Spoons group and to contact other third parties identified as having potential interest in exploring a business combination transaction with Vimeo. Additionally, the Vimeo Board of Directors was informed of Allen & Company’s existing investment banking relationship with the Bending Spoons group and that Allen & Company had agreed to suspend its advisory work for the Bending Spoons group during the pendency of a potential transaction between Vimeo and the Bending Spoons group.
On July 30, 2025, Mr. Ferrari spoke with representatives of Allen & Company, during which they discussed, among other things, the potential transaction and next steps, including Vimeo’s process of gathering responses to the Bending Spoons group’s preliminary commercial information requests.
On August 1, 2025, Mr. Ferrari spoke with representatives of Allen & Company regarding the status of the potential transaction.
Beginning on August 4, 2025, in accordance with the directives of the Vimeo Board of Directors, senior management of Vimeo and representatives of Allen & Company began contacting other third parties to determine if there was interest in exploring a business combination transaction with Vimeo. Between August 4, 2025 and August 20, 2025, 18 selected parties were contacted by senior management of Vimeo or, at Vimeo’s direction, Allen & Company to gauge interest in a potential transaction with Vimeo. One party executed a non-disclosure agreement with Vimeo, but ultimately passed on the opportunity; all other parties either indicated that they were not interested in exploring a potential transaction with Vimeo or did not respond to outreach efforts.
On August 4, 2025, representatives of Skadden and the Bending Spoons group’s outside legal counsel, Latham & Watkins LLP, which we refer to as Latham, held a call to discuss the potential transaction, including legal due diligence and the transaction documents. Also on August 4, 2025, representatives of the Bending Spoons group held a call with representatives of Allen & Company to discuss the due diligence process with respect to the potential transaction.
On August 6, 2025, Vimeo and Bending Spoons S.p.A. amended their existing confidentiality agreement to, among other things, extend the term thereof. Later that day, Vimeo began providing non-public information to the Bending Spoons group in response to its due diligence requests.
Throughout the month of August 2025, Vimeo senior management worked to update its long-range plan for Vimeo’s business. As part of this process, Vimeo senior management reviewed and discussed the long-range plan and related assumptions with the Vimeo Board of Directors and representatives of Allen & Company.
On August 11, 2025, representatives of the Bending Spoons group held a due diligence call with representatives of Vimeo, including Mr. Moyer, Robert Petrocelli, Chief Product & Technology Officer of

Vimeo, and Ms. Munson. Also on August 11, 2025, representatives of the Bending Spoons group received access to a virtual data room from Vimeo.
On August 16, 2025, representatives of Latham sent an initial draft of the merger agreement to representatives of Skadden. Latham also sent Skadden an initial draft of a voting agreement, to be entered into between Barry Diller and Bending Spoons US, which we refer to as the proposed voting agreement.
On August 18, 2025, the Vimeo Board of Directors, including Mr. Moyer, held a meeting. Mses. Munson and Tracy, as well as representatives of Allen & Company and Skadden, were present at the meeting. At this meeting, Allen & Company provided an update to the Vimeo Board of Directors on the status of the outreach efforts to third parties potentially interested in exploring a transaction with Vimeo, noting, among other things, that while one party was considering entering into a confidentiality agreement with Vimeo in order to obtain information in connection with potentially exploring a transaction with Vimeo, several other contacted parties had declined to explore a transaction with Vimeo. Following this update, the Vimeo Board of Directors directed Vimeo senior management to continue exploring, with the assistance of Vimeo’s legal and financial advisors, a potential transaction with Bending Spoons US. The Vimeo Board of Directors also discussed Vimeo’s preliminary draft long-range plan and related assumptions and, after providing guidance to Vimeo senior management, directed Vimeo senior management to finalize the long-range plan for review and approval by the Vimeo Board of Directors. Upon completion, the long-range plan was presented to the Vimeo Board of Directors on August 22, 2025, and approved and adopted for the Vimeo Board of Director’s evaluation of the merger and Allen & Company’s use and reliance in connection with its financial analyses and opinion.
Also on August 18, 2025, Vimeo and Bending Spoons S.p.A. executed a clean team agreement to facilitate the sharing of certain non-public information, and representatives of the Bending Spoons group held additional due diligence calls with representatives of Vimeo, including Messrs. Moyer and Petrocelli, and Ms. Munson.
On August 22, 2025, Mr. Ferrari sent a letter to the Vimeo Board of Directors via Mr. Schiffman and representatives of Allen & Company that reaffirmed Bending Spoons US’ interest in acquiring Vimeo at $7.50 per share in cash. Mr. Schiffman thereafter shared the letter from the Bending Spoons group with the Vimeo Board of Directors, including Mr. Moyer and Mses. Munson and Tracy, on the same day.
On August 24, 2025, the Vimeo Board of Directors, including Mr. Moyer, held a meeting. Mses. Munson and Tracy, as well as representatives of Allen & Company and Skadden, were present at the meeting. Mr. Schiffman provided the Vimeo Board of Directors with an update on the status of discussions with the Bending Spoons group. Allen & Company then reviewed with the Vimeo Board of Directors the financial terms reflected in the Bending Spoons group’s August 22, 2025 letter and Allen & Company’s preliminary financial analysis of Vimeo. Following discussion, the Vimeo Board of Directors authorized Allen & Company to communicate to the Bending Spoons group the Vimeo Board of Directors’ request that the Bending Spoons group increase its proposal through an initial counterproposal of $8.00 per share in cash. Representatives of Skadden then presented a summary of outstanding points raised by Latham’s initial draft of the merger agreement, including that (a) Bending Spoons US would not be obligated to litigate or obligated to divest or accept any restrictions on its business to secure required regulatory approvals, (b) notwithstanding a Board of Directors recommendation change, Vimeo would still be required to submit the merger to a stockholder vote and that Vimeo could not terminate the merger agreement for a superior proposal, (c) Vimeo would be obligated to pay a termination fee of 3.5% of the equity value of the transaction under certain circumstances, and (d) vested equity awards would receive an applicable portion of the merger consideration but that unvested equity awards would remain unvested as of closing. Additionally, the Vimeo Board of Directors ratified its approval and adoption of the long-range plan that had been circulated and approved on August 22, 2025.
On August 25, 2025, in accordance with the directives of the Vimeo Board of Directors, Mr. Schiffman and representatives of Allen & Company held a series of conversations with Mr. Ferrari to discuss the terms of the latest proposal received from Bending Spoons group and to relay Vimeo’s counterproposal of $8.00 per share in cash. After further negotiations, Vimeo and the Bending Spoons group reached a preliminary verbal agreement of $7.85 per share in cash for discussion with the Vimeo Board of Directors.

On August 26, 2025, Mr. Schiffman informed the Vimeo Board of Directors that, as a result of negotiations with the Bending Spoons group following the August 24, 2025 meeting of the Vimeo Board of Directors, a preliminary verbal agreement of $7.85 per share in cash had been reached with the Bending Spoons group, which was the best and final price per share which the Bending Spoons group was willing to offer, subject to the Vimeo Board of Directors’ approval and satisfactory resolution of the outstanding points in the merger agreement, and noted that the Bending Spoons group indicated that it planned to submit an updated offer letter outlining these terms.
On August 27, 2025, Mr. Ferrari sent Vimeo, via Mr. Schiffman and representatives of Allen & Company, a formal updated written offer letter for the acquisition of Vimeo at $7.85 per share in cash by Bending Spoons US. Mr. Schiffman shared such letter with the Vimeo Board of Directors on the same day.
On August 28, 2025, Mr. Ferrari sent Mr. Schiffman an email to clarify the methodology used in calculating Vimeo’s fully diluted shares outstanding as referenced in the updated written offer letter sent by Mr. Ferrari to Mr. Schiffman and representatives of Allen & Company on August 27, 2025.
On August 30, 2025, representatives of Skadden sent a revised draft of the merger agreement to representatives of Latham. Among other things, the revised draft provided that (a) Bending Spoons US and Bending Spoons S.p.A. would be obligated to litigate and obligated to divest or accept restrictions on its business or the business of Vimeo except as would result in a material adverse effect on the value of Bending Spoons US or Bending Spoons S.p.A. and its subsidiaries or of Vimeo and its subsidiaries, as applicable, and in each case taken as a whole, (b) upon a Board of Directors recommendation change, Vimeo could terminate the merger agreement to enter into a superior proposal and would not be obligated to submit the merger to a stockholder vote, and (c) vested and unvested equity awards would receive an applicable portion of the merger consideration at closing.
On September 3, 2025, Vimeo senior management, including Mr. Ryan Weeks, Chief Information Security Officer, Ms. Rose Frawley, Chief People Officer, and Mses. Munson and Tracy, conducted additional due diligence calls with representatives of the Bending Spoons group.
On September 4, 2025, representatives of Skadden sent a revised draft of the voting agreement to Latham. Over the next few days, representatives of Latham and Mr. Diller’s outside legal counsel, Wachtell, Lipton, Rosen & Katz, which we refer to as Wachtell, negotiated the terms of the proposed voting agreement.
On September 5, 2025, Mr. Ferrari, Mr. Schiffman and representatives of Allen & Company communicated regarding a potential timeline toward signing a transaction agreement. Mr. Schiffman discussed the timeline with representatives of Allen & Company, as well as Mr. Moyer and Mses. Munson and Tracy, and provided a process and timing update to the Vimeo Board of Directors on the same day.
On September 6, 2025, representatives of Latham sent a revised draft of the merger agreement to representatives of Skadden. Among other things, the revised draft provided that the termination fee Vimeo would be obligated to pay in certain circumstances would be 2.9% of the equity value of the transaction, representing $40.1 million.
On September 8, 2025, representatives of Skadden sent a revised draft of the merger agreement to representatives of Latham. On the same day, Ms. Tracy informed the Vimeo Board of Directors that a board meeting was expected to be scheduled and that timing would depend on resolution of the remaining open points in the merger agreement.
On the evening of September 9, 2025, representatives of Latham and Wachtell continued the negotiation of the proposed voting agreement. Later that evening, Mr. Diller and Mr. Ferrari spoke and Mr. Diller indicated to Mr. Ferrari that he at that time expected to vote in accordance with the recommendation of the Vimeo Board of Directors with respect to the proposed merger agreement. Mr. Ferrari indicated that the Bending Spoons group would not further pursue the request for Mr. Diller to enter into a voting agreement.
During the course of September 9, 2025, representatives of the Bending Spoons group and Vimeo further negotiated, and reached resolution on, the remaining open points in the merger agreement, including the interim operating covenants and the non-solicitation covenant, including during a call between representatives of the Bending Spoons group, Vimeo, Allen & Company, Skadden and Latham on the evening of September 9, 2025. On the morning of September 10, 2025, representatives of Skadden sent a revised draft of the merger agreement to representatives of Latham in substantially final form.
Before market open on September 10, 2025, the Vimeo Board of Directors met to consider the terms of the proposed merger agreement and the proposed transaction with the Bending Spoons group. Members of Vimeo senior management and representatives of Allen & Company and Skadden also were in attendance. Among other matters discussed, the Vimeo Board of Directors ratified its earlier approval of the terms of Allen & Company’s engagement. Representatives of Skadden discussed with the Vimeo Board of Directors the fiduciary duties of directors in connection with evaluating Vimeo’s strategic alternatives and the terms of the merger agreement, including, among other things, that (a) Bending Spoons S.p.A. and Bending Spoons US would be obligated to litigate and obligated to divest or accept restrictions on its business or the business of Vimeo except as would result in a material adverse effect on the value of Bending Spoons S.p.A. and its subsidiaries, of Bending Spoons US and its subsidiaries or of Vimeo and its subsidiaries, as applicable, and in each case taken as a whole, (b) Bending Spoons S.p.A. and Bending Spoons US would not make any acquisitions that would reasonably be expected to prevent or delay the receipt of regulatory approvals beyond the outside date, (c) upon a Board of Directors recommendation change, Vimeo could terminate the merger agreement to enter into a superior proposal and would not be obligated to submit the merger to a stockholder vote and (d) the termination fee Vimeo would be obligated to pay in certain circumstances would be 2.9% of the equity value of the transaction. Allen & Company reviewed its financial analysis of the merger consideration with the Vimeo Board of Directors and rendered an oral opinion, confirmed by delivery of a written opinion dated September 10, 2025, to the Vimeo Board of Directors to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion, the merger consideration to be received by holders of Vimeo shares (other than, as applicable, Bending Spoons S.p.A., Bending Spoons US, Merger Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. After discussion, the Vimeo Board of Directors unanimously (i) determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement were fair to and in the best interests of Vimeo and its stockholders; (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) approved, authorized and declared advisable the consummation by Vimeo of the transactions contemplated by the merger agreement; (iv) resolved to recommend that Vimeo stockholders vote in favor of the adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement; and (v) resolved to submit the merger agreement to Vimeo stockholders for adoption at a duly held meeting of such stockholders.
Following the Vimeo Board of Directors meeting on the morning of September 10, 2025, Vimeo, Bending Spoons US, Bending Spoons S.p.A. and Merger Sub executed the merger agreement and issued a joint press release announcing the execution of the merger agreement.
Recommendation of Our Board of Directors and Reasons for the Merger
Recommendation of the Vimeo Board of Directors to Adopt the Merger Agreement, thereby Approving the Transactions Contemplated by the Merger Agreement.
On September 10, 2025, the Vimeo Board of Directors, after considering various factors described below, unanimously (i) determined that the terms of the merger agreement, the merger and the other transactions contemplated by the merger agreement are fair to and in the best interests of Vimeo and its stockholders; (ii) adopted, approved and declared advisable the execution, delivery and performance of the merger agreement, the merger and the other transactions contemplated by the merger agreement; (iii) approved, authorized and declared advisable the consummation by Vimeo of the transactions contemplated by the merger agreement; (iv) resolved to recommend that Vimeo stockholders vote in favor of the adoption and approval of the merger agreement, the merger and other transactions contemplated by the merger agreement; and (v) resolved to submit the merger agreement to Vimeo stockholders for adoption at a duly held meeting of such stockholders.

The Vimeo Board of Directors unanimously recommends that you vote “FOR” the proposal to adopt the merger agreement, thereby approving the transactions contemplated by the merger agreement, including the merger.
Reasons for the Merger
In recommending that Vimeo’s stockholders vote in favor of the merger proposal, the Vimeo Board of Directors considered a number of potentially positive factors, including, but not limited to, the following (which factors are not necessarily presented in order of relative importance):
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Premium to Market Price.   The fact that the merger consideration of $7.85 per share in cash to be received by holders of Vimeo shares in the merger represents a significant premium over the market price at which shares of company common stock traded prior to the announcement of the execution of the merger agreement, including the fact that the merger consideration represents a premium of:

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approximately 68% to the closing stock price on September 8, 2025, the last practicable trading day prior to the announcement of the transaction; and

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approximately 89% to the volume weighted average stock price of shares of Vimeo common stock during the 30 days ended September 8, 2025.

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Form of Consideration.   The fact that the proposed merger consideration is all cash, which provides stockholders certainty of value and liquidity for their Vimeo shares while eliminating long-term business and execution risks.

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Fair Value.   The Vimeo Board of Directors believed that the merger represents fair value for Vimeo shares, taking into account the Vimeo Board of Directors’ familiarity with Vimeo’s current and historical financial condition, results of operations, business, competitive position and prospects, as well as Vimeo’s future business plan and potential long-term value.

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Market Check.   After receipt of Bending Spoons US’ acquisition proposal, Vimeo, with the assistance of Allen & Company, approached numerous other parties that were considered most likely to have potential interest in acquiring Vimeo, all of which discontinued discussions with Vimeo prior to Vimeo’s entry into the merger agreement.

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Arms-Length Negotiations.   The fact that the Vimeo Board of Directors and Vimeo senior management, in coordination with Vimeo’s outside legal and financial advisors, vigorously negotiated on an arms-length basis with Bending Spoons US with respect to price and other terms and conditions of the merger agreement, including obtaining a price increase by Bending Spoons US from its initial price of $7.50 per share to a price of $7.85 per share as well as the stated position of Bending Spoons US that the agreed price was the best and final price per share to which Bending Spoons US was willing to offer.

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Review of Strategic Alternatives.   The Vimeo Board of Directors considered, after a thorough review of Vimeo’s long-term strategic goals and opportunities, the current and prospective business environment in which Vimeo operates, including international, national, and local economic conditions and competitive environment and short- and long-term performance in light of Vimeo’s strategic plan, the challenges and risks of continuing as a standalone public company and potential strategic alternatives available to Vimeo. Following such review, the Vimeo Board of Directors determined that the value offered to Vimeo’s stockholders pursuant to the merger agreement is more favorable to Vimeo’s stockholders than the alternative of remaining an independent public company and pursuing Vimeo’s long-range plan (taking into account the potential risks, rewards and uncertainties associated therewith).

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Risks Inherent in Vimeo’s Business Plan.   The Vimeo Board of Directors considered Vimeo’s short-term and long-term financial projections and the perceived challenges and risks associated with Vimeo’s ability to meet such projections, including the challenges of achieving and maintaining proposed growth rates and free cash flow, as well as the risks and uncertainties described in the “risk factors” and “forward looking statements” sections of Vimeo’s disclosures filed with the SEC, including the fact that Vimeo’s actual financial results in future periods could differ materially and adversely from projected results, market environment, and risks associated with AI.

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Best Value Reasonably Available.   The Vimeo Board of Directors considered, after a thorough review of the process conducted, that $7.85 per share in cash and the terms of the merger agreement offer the best value reasonably attainable for holders of Vimeo shares.

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Opinion of Vimeo’s Financial Advisor.   The opinion, dated September 10, 2025, of Allen & Company to the Vimeo Board of Directors as to the fairness, from a financial point of view and as of such date, of the merger consideration to be received by holders of Vimeo shares (other than, as applicable, Bending Spoons S.p.A., Bending Spoons US, Merger Sub and their respective affiliates) pursuant to the merger agreement, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion and as more fully described below in the section entitled “The Merger — Opinion of Vimeo’s Financial Advisor.”

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Terms of the Merger Agreement.   The Vimeo Board of Directors considered that the provisions of the merger agreement, including the respective representations, warranties and covenants and termination rights of the parties and termination fees payable by Vimeo, are reasonable and customary. The Vimeo Board of Directors also believed that the terms of the merger agreement include the most favorable terms reasonably attainable from Bending Spoons US.

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Loss of Opportunity.   The Vimeo Board of Directors considered the possibility that, if it declined to proceed with the merger, there may not be another opportunity for Vimeo’s stockholders to receive a comparably priced transaction.

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Conditions to the Consummation of the Merger; Likelihood of Closing.   The Vimeo Board of Directors considered the reasonable likelihood of the consummation of the transactions contemplated by the merger agreement in light of the conditions in the merger agreement to the obligations of Bending Spoons US, as well as Bending Spoons US’ ability to pay the merger consideration and Vimeo’s ability to seek specific performance to prevent breaches of the merger agreement, including to cause the merger to be consummated if all of the conditions to Bending Spoons US’ obligations to effect the merger closing have been satisfied or waived.

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Regulatory Approvals.   The Vimeo Board of Directors considered the fact that the merger agreement requires that Bending Spoons US use its reasonable best efforts to take certain actions necessary to obtain regulatory clearance and satisfy the regulatory conditions, including the fact that Bending Spoons US agreed to accept potential remedies in order to obtain regulatory approval, including divestitures or other remedies on Bending Spoons US or its subsidiaries or on Vimeo or its subsidiaries, in each case unless such divestitures or other remedies would reasonably be expected to result in a material adverse effect on, respectively, the value of Bending Spoons US and its subsidiaries, taken as a whole, or the value of Vimeo and its subsidiaries, taken as a whole. For a more complete description of Bending Spoons US’ obligations to obtain required regulatory approvals, see the section below entitled “Terms of the Merger Agreement — Additional Agreements — Efforts to Complete the Merger” beginning on page 68. The merger agreement also provides an “outside date” by which time the Vimeo Board of Directors believed it would be reasonable to expect to satisfy the regulatory conditions set forth in the merger agreement. For a more complete description of the outside date, see the section below entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination” beginning on page 73.

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No Financing Condition.   The Vimeo Board of Directors considered Bending Spoons US’ representations and covenants contained in the merger agreement relating to Bending Spoons US’ financial position and the fact that the merger is not subject to a financing condition. Bending Spoons US represented to Vimeo that it has funds available to it to consummate the transaction.

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Ability to Respond to Certain Unsolicited Acquisition Proposals.   The Vimeo Board of Directors considered the fact that, while the merger agreement restricts Vimeo’s ability to actively solicit competing bids to acquire it, the Vimeo Board of Directors has rights, under certain circumstances, to engage in discussions with, and provide information to, third parties submitting written unsolicited acquisition proposals and to terminate the merger agreement in order to enter into an alternative acquisition agreement that the Vimeo Board of Directors determines to be a superior proposal, provided that Vimeo concurrently pays a $40.1 million termination fee. The Vimeo Board of Directors further considered that the timing of the merger would provide ample opportunity for such third parties to submit proposals.
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Change of Recommendation.   The Vimeo Board of Directors considered the fact that it has the right to change its recommendation to Vimeo stockholders if a superior proposal is available or an intervening event has occurred, provided that Vimeo pays a $40.1 million termination fee if Bending Spoons US terminates the merger agreement.

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Appraisal Rights.   The Vimeo Board of Directors considered the availability of appraisal rights with respect to the merger for Vimeo stockholders who properly exercise their rights under the DGCL, which would give these stockholders the ability to seek and be paid a judicially determined appraisal of the “fair value” of their shares at the completion of the merger.

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Recommendation of Senior Management.   The Vimeo Board of Directors considered the recommendation of Vimeo senior management in favor of the merger.

The Vimeo Board of Directors also considered and balanced against the potentially positive factors a number of uncertainties, risks and other potentially negative factors in its deliberations concerning the merger and the other transactions contemplated by the merger agreement, including, but not limited to, the following (not necessarily in order of relative importance):
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No Stockholder Participation in Future Growth or Earnings.   The fact that Vimeo’s stockholders will lose the opportunity to realize the potential long-term value of the successful execution of Vimeo’s current strategy as an independent public company.

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Impact of Announcement on Vimeo.   The fact that the announcement and pendency of the merger, or the failure to complete the merger, may result in significant costs to Vimeo and cause substantial harm to Vimeo’s relationships with its employees (including making it more difficult to attract and retain key personnel and the possible loss of key management and other personnel) and its existing and prospective customers, partners, providers and suppliers.

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Diversion of Management Attention.   The Vimeo Board of Directors considered the substantial time and effort of management required to consummate the merger, which could disrupt Vimeo’s business operations and may divert employees’ attention away from Vimeo’s day-to-day operations.

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Tax Treatment.   The fact that the all-cash transaction would be taxable to holders of Vimeo shares for U.S. federal income tax purposes.

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Closing Certainty.   The fact that there can be no assurance that all conditions to the parties’ obligations to consummate the merger will be satisfied, including approval by Vimeo’s stockholders and the approval of certain regulatory authorities.

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Pre-Closing Covenants.   The Vimeo Board of Directors considered the restrictions on Vimeo’s conduct of business prior to completion of the merger contained in the merger agreement, which could delay or prevent Vimeo from undertaking business opportunities that may arise or taking other actions with respect to its operations during the pendency of the merger without Bending Spoons US’ consent.

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No Solicitation.   The Vimeo Board of Directors considered the restrictions in the merger agreement on Vimeo’s ability to actively solicit competing acquisition proposals.

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Termination Fee.   The Vimeo Board of Directors considered the termination fee of $40.1 million that could become payable to Bending Spoons US under specified circumstances, including upon the termination of the merger agreement in order to enter into an alternative acquisition agreement with respect to a superior proposal, and concluded that the termination fee is reasonable in amount, consistent with or below fees in comparable transactions, and will not unduly deter any other party that might be interested in acquiring Vimeo.

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No Reverse Termination Fee.   The Vimeo Board of Directors considered the fact that if the merger is not completed as a result of regulatory impediments, Bending Spoons US will not be obligated to pay any “reverse termination fee” to Vimeo.

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Timing of Closing.   The Vimeo Board of Directors considered the amount of time it could take from the date of its deliberations and the special meeting to complete the transactions, including that an extended period may exacerbate the impact of other risks considered by the Vimeo Board of Directors.

After taking into account all of the factors set forth above, as well as others, the Vimeo Board of Directors concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the merger were outweighed by the potential benefits of the merger to Vimeo’s stockholders.
The foregoing discussion of factors considered by the Vimeo Board of Directors is not intended to be exhaustive, but summarizes the material factors considered by the Vimeo Board of Directors. In light of the variety of factors considered in connection with its evaluation of the merger agreement and the merger, the Vimeo Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Vimeo Board of Directors applied his or her own personal business judgment to the process and may have given different weight to different factors. The Vimeo Board of Directors did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Vimeo Board of Directors based its recommendations on the totality of the information presented, including discussions with Vimeo senior management and legal and financial advisors. It should be noted that this explanation of the reasoning of the Vimeo Board of Directors and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in “Forward-Looking Statements” beginning on page 20.
Opinion of Vimeo’s Financial Advisor
Vimeo has engaged Allen & Company as Vimeo’s financial advisor in connection with the merger. As part of this engagement, Vimeo requested that Allen & Company render an opinion to the Vimeo Board of Directors regarding the fairness, from a financial point of view, of the merger consideration to be received by holders of Vimeo shares pursuant to the merger agreement. On September 10, 2025, at a meeting of the Vimeo Board of Directors held to evaluate the merger, Allen & Company rendered an oral opinion, which was confirmed by delivery of a written opinion dated September 10, 2025, to the Vimeo Board of Directors to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in its opinion, the merger consideration to be received by holders of Vimeo shares (other than, as applicable, Bending Spoons S.p.A., Bending Spoons US, Merger Sub and their respective affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.
The full text of Allen & Company’s written opinion, dated September 10, 2025, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this proxy statement as Annex B and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Vimeo Board of Directors (in its capacity as such) in connection with its evaluation of the merger consideration from a financial point of view and did not address any other terms, aspects or implications of the merger. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Vimeo (or the Vimeo Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Vimeo to engage in the merger, including in comparison to other strategies or transactions that might be available to Vimeo or which Vimeo might engage in or consider. Allen & Company’s opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the merger or otherwise.
Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with Vimeo and the industry in which Vimeo operates as well as information that Allen & Company received during the course of its assignment, including information provided by the management of Vimeo in the course of discussions relating to the merger as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of Vimeo or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Vimeo or any other entity, or conducted any analysis concerning the solvency or fair value of Vimeo, Bending Spoons S.p.A., Bending Spoons US, Merger Sub or any other entity. Allen & Company did not investigate, and expressed no opinion or view regarding any actual or potential litigation, proceedings or claims involving or impacting Vimeo or any other entity and Allen & Company assumed, with Vimeo’s consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.
In arriving at its opinion, Allen & Company, among other things:
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reviewed the financial terms of an execution version, provided to Allen & Company on September 10, 2025, of the merger agreement;

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reviewed certain publicly available historical business and financial information relating to Vimeo, including public filings of Vimeo, and historical market prices for company common stock;

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reviewed certain financial information relating to Vimeo, including certain internal financial forecasts, estimates and other financial and operating data relating to Vimeo, provided to or discussed with Allen & Company by the management of Vimeo;

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held discussions with the management of Vimeo relating to the operations, financial condition and prospects of Vimeo;

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reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to Vimeo and selected companies with businesses that Allen & Company deemed generally relevant in evaluating Vimeo;

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reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the merger; and

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conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.

In rendering its opinion, Allen & Company relied upon and assumed, with Vimeo’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the management and other representatives of Vimeo or otherwise reviewed by Allen & Company. With respect to the financial forecasts, estimates and other financial and operating data relating to Vimeo that Allen & Company was directed to utilize for purposes of its analyses and opinion, Allen & Company was advised by the management of Vimeo and Allen & Company assumed, at Vimeo’s direction, that such financial forecasts, estimates and other financial and operating data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of Vimeo and the other matters covered thereby. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they were based.
Allen & Company relied, at Vimeo’s direction, upon the assessments of the management of Vimeo as to, among other things, (i) the potential impact on Vimeo of certain market, competitive, technological, cyclical, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the video and communications software industry, and (ii) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, subscribers, customers, third-party vendors and other commercial relationships of Vimeo. With Vimeo’s consent, Allen & Company assumed that there would be no developments with respect to any such matters that would have an adverse effect on Vimeo or the merger or that otherwise would be meaningful in any respect to Allen & Company’s analyses or opinion.
Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in

Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of such opinion. As the Vimeo Board of Directors was aware, the credit, financial and stock markets, the industry in which Vimeo operates and the securities of Vimeo have experienced and may continue to experience volatility and disruptions and Allen & Company expressed no opinion or view as to any potential effects of such volatility or disruptions on Vimeo or the merger.
Allen & Company assumed, with Vimeo’s consent, that the merger would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third-party approvals, consents, releases, waivers, decrees and agreements for the merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would have an adverse effect on Vimeo or the merger or that otherwise would be meaningful in any respect to Allen & Company’s analyses or opinion. In addition, Allen & Company assumed, with Vimeo’s consent, that the final executed merger agreement would not differ from the execution version reviewed by Allen & Company in any respect meaningful to Allen & Company’s analyses or opinion.
Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, of the merger consideration (to the extent expressly specified in such opinion) treating shares of company common stock and Class B common stock as a single class of economically equivalent securities, without regard to individual circumstances of specific holders of Vimeo shares (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Vimeo held by such holders, and Allen & Company’s opinion did not in any way address proportionate allocation or relative fairness. Allen & Company’s opinion also did not address any other terms, aspects or implications of the merger, including, without limitation, the form or structure of the merger, any voting and support agreement or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the merger or otherwise. Allen & Company expressed no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the merger or any related entities, or any class of such persons or any other party, relative to the merger consideration or otherwise. Allen & Company did not express any opinion or view as to the prices at which shares or any other securities of Vimeo may trade or otherwise be transferable at any time, including following announcement or consummation of the merger. In addition, Allen & Company expressed no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the merger or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Vimeo or the merger, and Allen & Company relied, at Vimeo’s direction, upon the assessments of representatives of Vimeo as to such matters. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Vimeo (or the Vimeo Board of Directors or any committee thereof) should pursue in connection with the merger or otherwise address the merits of the underlying decision by Vimeo to engage in the merger, including in comparison to other strategies or transactions that might be available to Vimeo or which Vimeo might engage in or consider.
In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.
In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Vimeo. No company, business or transaction reviewed is identical or directly comparable to Vimeo, its businesses or the merger and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The assumptions and estimates of the future performance of Vimeo in or underlying Allen & Company’s analyses and the implied reference ranges derived from any particular analysis are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, of the merger consideration and were provided to the Vimeo Board of Directors in connection with the delivery of Allen & Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of Vimeo.
Allen & Company did not recommend that any specific consideration constituted the only appropriate consideration in the merger. The type and amount of consideration payable in the merger were determined through negotiations among Vimeo, Bending Spoons US and Bending Spoons S.p.A., rather than by any financial advisor, and were approved by the Vimeo Board of Directors. The decision to enter into the merger agreement was solely that of the Vimeo Board of Directors. Allen & Company’s opinion and analyses were only one of many factors considered by the Vimeo Board of Directors in its evaluation of the merger and the merger consideration and should not be viewed as determinative of the views of the Vimeo Board of Directors or management with respect to the merger or the consideration payable in the merger.
Financial Analyses
The summary of the financial analyses described in this section “— Financial Analyses” is a summary of the material financial analyses provided by Allen & Company in connection with its opinion, dated September 10, 2025, to the Vimeo Board of Directors. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material. For purposes of the financial analyses described below, the term “Adjusted EBITDA” means earnings before interest, taxes, depreciation and amortization, excluding the impact of stock-based compensation expense and adjusted for certain one-time non-recurring items, as applicable.
Selected Public Companies Analysis.   Allen & Company reviewed certain publicly available financial and stock market information relating to Vimeo and the following 10 selected publicly traded companies with operations in the video and communications software industry that Allen & Company considered generally relevant for purposes of its analysis (collectively, “selected companies”):
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Asana, Inc.

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Box, Inc.

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DocuSign, Inc.

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Dropbox, Inc.

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GoDaddy Inc.

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Kaltura, Inc.

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ON24, Inc.

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Twilio Inc.

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Wix.com Ltd.

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Zoom Communications, Inc.

Allen & Company reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock prices on September 8, 2025, plus total debt and preferred stock at market value and non-controlling interests (as applicable) and less cash and cash equivalents and unconsolidated assets (as applicable), as multiples of calendar year 2025 and calendar year 2026 estimated revenue and calendar year 2025 and calendar year 2026 estimated Adjusted EBITDA. Financial data of the selected companies were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information and reflected on a December calendar year-end basis for comparability. Financial data of Vimeo was based on the financial forecasts, public filings and other information provided by the management of Vimeo.
The overall low to high multiples observed for the selected companies, to the extent meaningful, were (i) in the case of calendar year 2025 estimated revenue and calendar year 2026 estimated revenue, 0.6x to 5.6x and 0.6x to 5.2x, respectively, and (ii) in the case of calendar year 2025 estimated Adjusted EBITDA and calendar year 2026 estimated Adjusted EBITDA multiples, 9.1x to 19.6x and 8.9x to 34.4x, respectively. Allen & Company applied selected ranges of calendar year 2025 estimated revenue and calendar year 2026 estimated revenue multiples of 1.5x to 2.0x (for each of calendar years 2025 and 2026), and selected ranges of calendar year 2025 estimated Adjusted EBITDA and calendar year 2026 estimated Adjusted EBITDA multiples of 9.0x to 15.0x and 9.0x to 13.0x, respectively, derived from the selected companies to corresponding data of Vimeo based on the financial forecasts and other information provided by Vimeo management. This analysis indicated the following approximate implied equity value reference ranges per Vimeo share, as compared to the merger consideration:
Implied Equity Value Reference Ranges Per Vimeo Share Based On:		Merger Consideration
CY2025E Revenue	CY2026E Revenue
$5.42 – $6.61	$5.76 – $7.06	$7.85
CY2025E Adjusted EBITDA	CY2026E Adjusted EBITDA
$4.12 – $5.65	$5.17 – $6.64
Selected Precedent Transactions Analysis.   Using publicly available information, Allen & Company reviewed financial data relating to the following 12 selected transactions involving target companies with operations in the video and communications software industry that Allen & Company considered generally relevant for purposes of its analysis (collectively, the “selected transactions”):

Announcement Date	Acquiror	Target
November 2024	• Bending Spoons US Inc.	• Brightcove Inc.
May 2024	• Permira Advisers LLC	• Squarespace, Inc.
October 2023	• NICE Ltd.	• LiveVox Holdings, Inc.
August 2023	• STG Partners, LLC (f/k/a Symphony Technology Group, LLC)	• Avid Technology, Inc.
March 2023	• STG Partners, LLC (f/k/a Symphony Technology Group, LLC)	• Momentive Global Inc.
November 2020	• Clearlake Capital Group L.P.	• Endurance International Group Holdings, Inc.
October 2019	• Platinum Equity Advisors, LLC	• Cision Ltd.
June 2018	• Siris Capital Group, LLC	• Web.com Group, Inc.
December 2016	• Synchronoss Technologies, Inc.	• IntraLinks Holdings, Inc.
August 2016	• Genesys Telecommunications Laboratories, Inc.	• Interactive Intelligence Group, Inc.
February 2016	• Web.com Group, Inc.	• Yodle, Inc.
November 2015	• Endurance International Group Holdings, Inc.	• Constant Contact, Inc.
Allen & Company reviewed, among other information and to the extent publicly available, transaction values of the selected transactions, calculated as the enterprise values implied for the target companies involved in the selected transactions based on the consideration paid or payable in the selected transactions, as multiples of next 12 months estimated revenue and next 12 months estimated Adjusted EBITDA of the target company as of the last trading day prior to the announcement date of such applicable transaction (or, in the case of a transaction involving market rumors, the unaffected stock price date). Financial data for the selected transactions were based on publicly available Wall Street research analysts’ estimates, public filings and other publicly available information and reflected on a December year-end basis for comparability. Financial data of Vimeo was based on the financial forecasts, public filings and other information provided by the management of Vimeo.
The overall low to high next 12 months estimated revenue and next 12 months estimated Adjusted EBITDA multiples observed for the selected transactions, to the extent meaningful, were 1.0x to 5.8x and 9.8x to 35.8x, respectively. Allen & Company applied a selected range of the next 12 months estimated revenue and next 12 months estimated Adjusted EBITDA multiples of 1.5x to 2.25x and 11.5x to 13.5x, respectively, derived from the selected transactions to the next 12 months (as of June 30, 2025) estimated revenue and estimated Adjusted EBITDA, respectively, of Vimeo based on financial forecasts and other information provided by Vimeo management. This analysis indicated the following approximate implied equity value reference ranges per Vimeo share, as compared to the merger consideration:
Implied Equity Value Reference Ranges Per Vimeo Share Based On:		Merger Consideration
NTM Revenue	NTM Adjusted EBITDA
$5.59 – $7.45	$5.43 – $6.05	$7.85
Discounted Cash Flow Analysis.   Allen & Company performed a discounted cash flow analysis of Vimeo by calculating, based on the financial forecasts and other information provided by Vimeo management, the estimated present value of the standalone unlevered, after-tax free cash flows that Vimeo was forecasted to generate during the fiscal years ending December 31, 2025 through December 31, 2034. For purposes of this analysis, stock-based compensation was treated as a cash expense. The implied terminal value of Vimeo was derived by applying to Vimeo’s normalized unlevered, after-tax free cash flow for the fiscal year ending December 31, 2034 a selected range of perpetuity growth rates of 1.5% to 3.5%. The present values (as of September 8, 2025) of the cash flows and terminal values were then calculated using a selected range of discount rates of 11.00% to 13.75%. This analysis indicated the following approximate implied equity value reference range per Vimeo share, as compared to the merger consideration:
Implied Equity Value Reference Range Per Vimeo Share	Merger Consideration
$7.33 – $10.49	$7.85
Certain Additional Information
Allen & Company observed certain additional information that was not considered as part of its financial analyses for its opinion but was noted for informational reference only, including the following:
•
historical trading prices of the company common stock during the 52-week period ended September 8, 2025, which indicated low to high intraday prices for the company common stock during such period of approximately $3.64 to $7.90 per share; and

•
publicly available Wall Street research analysts’ forward price targets for company common stock as of September 8, 2025, which indicated an overall low to high target price range for company common stock as of such date of $5.40 to $8.00 per share (with a median of $6.50 per share).

Miscellaneous
Vimeo has agreed to pay Allen & Company for its financial advisory services in connection with the merger an aggregate cash fee of $25 million, of which a portion was payable upon delivery of Allen & Company’s opinion and $21 million is payable contingent upon consummation of the merger. Vimeo also has agreed to reimburse Allen & Company’s expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.
Vimeo selected Allen & Company as Vimeo’s financial advisor in connection with the merger based on, among other things, Allen & Company’s reputation, experience and familiarity with Vimeo’s business and industry. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Vimeo Board of Directors was aware, although Allen & Company was not providing as of, and during the two-year period prior to the date of its opinion had not provided, investment banking services to Vimeo unrelated to the merger for which Allen & Company received compensation, Allen & Company in the future may provide such services to Vimeo and/or its affiliates for which Allen & Company would expect to receive compensation. As the Vimeo Board of Directors also was aware, although Allen & Company was not providing investment banking services to Bending Spoons S.p.A. during the pendency of the merger, Allen & Company in the past has provided investment banking services to Bending Spoons S.p.A. and in the future expects to provide such services to Bending Spoons S.p.A. and/or its affiliates, including, during the approximately two-year period prior to the date of its opinion, having acted or acting as a strategic and financial advisor to, and as a placement agent for certain equity financings of, Bending Spoons S.p.A., for which services during such two-year period Allen & Company received aggregate fees of approximately $4.45 million. Additionally, as the Vimeo Board of Directors was aware, a managing director of Allen & Company (who is not a member of the financial advisory team assisting Vimeo in connection with the merger) is a member of the board of directors of Bending Spoons S.p.A. In the ordinary course, Allen & Company as a broker-dealer and certain related entities, directors and officers invest, hold long or short positions and trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of Vimeo, Bending Spoons S.p.A. and/or their respective affiliates. As the Vimeo Board of Directors was aware, Allen & Company and/or certain related entities and employees hold shares of company common stock (including a managing director who is a member of the financial advisory team assisting Vimeo in connection with the merger who holds such shares through a trust). As the Vimeo Board of Directors also was aware, Allen & Company and/or certain of its affiliates and employees hold certain equity securities (and warrants to purchase equity securities) of Bending Spoons S.p.A. As of September 9, 2025, Allen & Company and/or certain related entities and employees held shares of company common stock representing, based on publicly available information, less than 0.4% of such outstanding shares as of such date and Allen & Company and/or certain of its affiliates and employees held certain equity securities (and warrants to purchase equity securities) of Bending Spoons S.p.A. representing, based on information provided by Bending Spoons S.p.A., approximately 1.25% of the outstanding fully diluted equity securities of Bending Spoons S.p.A. as of such date (assuming the vesting of all unvested warrants held by Allen & Company). The issuance of Allen & Company’s opinion was approved by Allen & Company’s opinion committee.
Financial Forecasts
As part of its strategic and financial planning, Vimeo maintains a long-range plan that Vimeo senior management updates periodically. In connection with the merger, Vimeo senior management updated non-public financial forecasts as to the potential future performance of Vimeo for the fiscal years 2025 to 2034, which we refer to as the long-range plan. Vimeo senior management provided the long-range plan to the Vimeo Board of Directors, in connection with its evaluation of the merger, and to Vimeo’s advisors, including Vimeo’s financial advisor, Allen & Company, for its use and reliance in connection with its financial analyses and opinion as more fully described above under “Opinion of Vimeo’s Financial Advisor.” Portions of the long-range plan for fiscal years 2025 through 2029 also were provided to the Bending Spoons group in connection with discussions regarding the merger.
Vimeo does not normally publicly disclose its long-range plans or projections as to future revenue, earnings or other results given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates, including the difficulty of predicting general economic and market conditions. The long-range plan was not prepared with a view to public disclosure and is included in this proxy statement only because such information was made available as described above. The long-range plan was not prepared with a view to compliance with generally accepted accounting principles as applied in the United States, which we refer to as GAAP, the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this proxy statement has been prepared by, and is the responsibility of, Vimeo senior management.
Although a summary of the long-range plan is presented with numerical specificity, the long-range plan reflects numerous assumptions and estimates as to future events made by Vimeo senior management, including with respect to demand for Vimeo’s products and services, working capital assumptions, capital expenditure levels for the applicable periods and other matters, many of which are difficult to predict and subject to significant economic and competitive uncertainties beyond Vimeo’s control, that Vimeo senior management believed in good faith were reasonable when the long-range plan was prepared, taking into account relevant information available to senior management at the time. However, this information is not fact and should not be relied upon as necessarily indicative of actual future results. Important factors that may affect actual results and cause the long-range plan not to be achieved include general economic and financial conditions, industry performance, accuracy of certain accounting assumptions, changes in actual or projected cash flows, competitive pressures and other factors described or referenced under the section entitled “Forward-Looking Statements” beginning on page 20. In addition, the long-range plan does not take into account any circumstances or events occurring after the date that it was prepared and does not give effect to the merger. As a result, there can be no assurance that the long-range plan will or would be realized, and actual results may be materially better or worse than those contained in the long-range plan.
Vimeo, its affiliates, officers, directors, advisors and other representatives do not make any representation to readers of this document concerning the ultimate performance of Vimeo or the combined company compared to the long-range plan. Vimeo is including this long-range plan in this document solely because it was among the financial information made available to the Vimeo Board of Directors, Vimeo’s financial advisor and the Bending Spoons group as described above, and not to influence your decision on how to vote on any proposal.
The long-range plan should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Vimeo contained in our public filings with the SEC. The long-range plan constitutes forward-looking statements. For information on factors that may cause Vimeo’s future results to materially vary, see the section entitled “Forward-Looking Statements” beginning on page 20.

Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility, to update or otherwise revise the long-range plan to reflect circumstances existing after the date when Vimeo prepared the long-range plan or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the long-range plan are shown to no longer be appropriate.
Certain of the measures included in the long-range plan may be considered non-GAAP financial measures, including Adjusted EBITDA and Unlevered Free Cash Flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Vimeo may not be comparable to similarly titled amounts used by other companies. The long-range plan does not include any transaction-related expenses.
	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E
Revenue ($mm)	424	465	518	596	677	759	848	940	1,032	1,124
Gross Profit ($mm)	330	366	413	479	543	610	681	755	829	903
Adjusted EBITDA ($mm)(1)	45	66	80	110	138	167	197	228	259	286
Unlevered Free Cash Flow ($mm)(2)	10	33	51	84	99	119	142	164	184	203

(1)
“Adjusted EBITDA” is a non-GAAP measure that is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; (3) amortization of intangible assets; (4) gains and losses recognized on changes in the fair value of contingent consideration arrangements; and (5) restructuring costs associated with exit or disposal activities such as a reduction in force or reorganization. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

(2)
“Unlevered Free Cash Flow,” which was mathematically derived by Allen & Company from the long-range plan for purposes of its discounted cash flow analysis, is a non-GAAP measure that reflects Adjusted EBITDA, less tax, capital expenditures, change in net working capital and other non-operating items. This measure should not be considered as an alternative to measures derived in accordance with GAAP.

Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger
When considering the recommendation of the Vimeo Board of Directors that you vote to approve the proposal to adopt the merger agreement, you should be aware that our non-employee directors and executive officers may have interests in the merger that are different from, or in addition to, your interests as a stockholder. The Vimeo Board of Directors was aware of and considered these interests to the extent such interests existed at the time, among other matters, in evaluating and overseeing the negotiation of the merger agreement, in approving the merger agreement and the merger and in recommending that the merger agreement be adopted by the stockholders of Vimeo.
As of October 21, 2025, Vimeo’s executive officers for purposes of the discussion below are as follows:
Name	Position
Philip Moyer*	Chief Executive Officer
Austin Kaplicer**	Interim Chief Financial Officer
Javier Ortega Estrada	Chief Revenue Officer
Gillian Munson***	Finance Advisor (Former Chief Financial Officer)
Bob Petrocelli*	Chief Product and Technology Officer
Jessica Tracy*	General Counsel & Secretary

*
These individuals were each a “named executive officer” for purposes of the definitive proxy statement for the 2025 annual meeting of Vimeo’s stockholders, filed by Vimeo on April 29, 2025 (the “2025 Proxy Statement”). Adam Gross, Vimeo’s former Interim Chief Executive Officer, who was also a named executive officer for purposes of the 2025 Proxy Statement, resigned effective April 8, 2024 and was no longer an executive officer after such date. Mr. Gross continues to serve as a member of the Vimeo Board of Directors.
**
Mr. Kaplicer commenced employment as Vimeo’s Interim Chief Financial Officer on October 1, 2025. Prior to October 1, 2025, Mr. Kaplicer served as Vimeo’s Controller. Mr. Kaplicer is continuing in his role as Controller while serving as Interim Chief Financial Officer.

***
Gillian Munson, Vimeo’s former Chief Financial Officer, stepped down from her role as Chief Financial Officer effective September 30, 2025. In connection with the merger, Ms. Munson has agreed to serve as Finance Advisor to Vimeo through the closing of the merger. Ms. Munson was also a named executive officer for purposes of the 2025 Proxy Statement, but was not an executive officer of Vimeo as of October 1, 2025.

Assumptions
The potential payments and benefits to directors and executive officers in the narrative and tables below are, unless otherwise noted, based on the following facts and assumptions:
•
the relevant price per share of company common stock is $7.85 per share, which is the merger consideration;

•
the assumed effective time is October 21, 2025, which is the assumed date of the effectiveness of the merger solely for purposes of this disclosure;

•
the executive officers are terminated without “cause” or resign for “good reason,” in either case, immediately following the assumed effective time of October 21, 2025;

•
the directors’ service on the Vimeo Board of Directors is terminated immediately following the assumed effective time of October 21, 2025;

•
the executive officer’s base salary rate and annual target bonus are those in effect as of October 21, 2025; and

•
outstanding vested and unvested equity and equity-based awards held by our executive officers and non-employee directors, in each case, were their holdings as of October 21, 2025. Depending on when the merger is completed, certain Vimeo awards that were unvested as of October 21, 2025, and included in the tables below may vest or be forfeited pursuant to their terms, independent of the merger.

Accordingly, the amounts set forth in the narrative and tables below are estimates based on multiple assumptions that may or may not actually occur, including the assumptions described above. Some of the assumptions are based on events which may not occur or other contingencies and, as a result, the actual amounts received by a director or executive officer may differ materially from the amounts shown below. Certain of the amounts shown have also been rounded to the nearest whole number.
Treatment of Equity Compensation
Our executive officers hold various types of compensatory awards with respect to company common stock. Our non-employee directors hold awards of Vimeo RSUs (including deferred stock units), and the Chairman of our Board of Directors also holds Vimeo options. The merger agreement provides for the treatment set forth below with respect to the awards described below.
Stock Options.   Each Vimeo option that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo option multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo option. Any Vimeo option with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Stock Appreciation Rights.   Each Vimeo SAR that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo SAR multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo SAR. Any Vimeo SAR with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Restricted Stock Units.   Each Vimeo RSU that is outstanding immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to (x) the total number of shares underlying such Vimeo RSU, multiplied by (y) the merger consideration.
Restricted Shares.   Each Vimeo restricted share that is outstanding immediately prior to the effective time and becomes vested as of the effective time in accordance with the terms thereof, will, at the effective time, be canceled and converted into the right to receive payment in cash of an amount equal to the merger consideration. Each Vimeo restricted share that is not vested as of the effective time will be canceled for no consideration.
Summary of Equity and Equity Compensation held by Vimeo’s Non-Employee Directors and Executive Officers
The table below sets forth the estimated value of shares and equity compensation awards held as of October 21, 2025 by non-employee directors, named executive officers and other executive officers of Vimeo based on the merger consideration of $7.85 per share of company common stock (without subtraction of applicable withholding taxes). Depending on when the merger is completed, certain outstanding equity awards shown in the table below may become vested in accordance with their terms without regard to the merger. As of October 21, 2025, none of our non-employee directors, named executive officers or other executive officer held Vimeo restricted shares.
	Vimeo Options
	Vested Vimeo Options		Unvested Vimeo Options		Vimeo SARs		Vimeo RSUs
Name	Number (#)(1)	Value ($)	Number (#)(1)	Value ($)	Number (#)	Value ($)	Number (#)(2)	Value ($)
Executive Officers
Philip Moyer	—	—	—	—	—	—	1,120,293	8,794,300
Austin Kaplicer	—	—	—	—	—	—	68,522	537,898
Javier Ortega Estrada	—	—	—	—	—	—	555,000	4,356,750
Gillian Munson	—	—	—	—	—	—	—	—
Bob Petrocelli	—	—	—	—	—	—	480,000	3,768,000
Jessica Tracy	—	—	—	—	—	—	243,334	1,910,172
Non-Employee Directors
Adam Cahan	—	—	—	—	—	—	45,391	356,319
Adam Gross	—	—	—	—	—	—	103,574	813,055
Lydia Jett	—	—	—	—	—	—	44,444	348,885
Jay Herratti	—	—	—	—	—	—	66,666	523,328
Kirsten Kliphouse	—	—	—	—	—	—	44,444	348,885
Mo Koyfman	—	—	—	—	—	—	128,224	1,006,558
Glenn H. Schiffman	488,673	1,936,274	250,000	962,500	—	—	262,777	2,062,799
Alexander von Fürstenberg	—	—	—	—	—	—	66,666	523,328

(1)
The amounts in this column do not include Vimeo options with an exercise price that is equal to or greater than the merger consideration. Any such “out-of-the-money” Vimeo options will be canceled for no consideration.

(2)
The amounts in this column include deferred stock units held by our non-employee directors.

Potential Payments to Executive Officers upon Termination in Connection with a Change in Control
Severance
Each of our executive officers other than Ms. Munson is party to an offer letter or other agreement with Vimeo pursuant to which he or she is eligible to receive severance payments and benefits, each of which we refer to as an offer letter. Pursuant to the offer letters, each of our executive officers is entitled to receive the following payments and benefits in the event the executive officer’s employment is involuntarily terminated in accordance with the assumptions set forth above:
•
At least six months of his or her then-current salary (12 months, for Mr. Moyer), payable in Vimeo’s sole election via a lump sum amount, salary continuance, or a combination thereof; and

•
Up to six months (12 months, for Mr. Moyer) of health benefits coverage provided through COBRA.

For purposes of the offer letters, an involuntary termination is deemed to occur if (i) Vimeo terminates the employment of the executive officer other than for “cause,” or (ii) the executive officer resigns from their employment with “good reason” (each, as defined in Vimeo’s Stock and Annual 2021 Incentive Plan).
Pursuant to the terms of the separation agreement, as amended, Ms. Munson’s unvested Vimeo RSUs and other unvested equity awards were forfeited as of August 31, 2025. As a condition of receiving payments under the offer letters, executives must execute and not revoke a waiver of potential claims against Vimeo and must agree not to disclose confidential information, recruit any employee or director of Vimeo for employment for a period of 12 months (18 months, for Mr. Moyer) or publicly disparage Vimeo. Additionally, Mr. Moyer is prohibited from engaging in any business in competition with Vimeo for a period of 18 months.
Ms. Munson is party to a separation agreement with Vimeo which provides for eligibility to receive certain payments and benefits in connection with her separation, as discussed in further detail below.
The table below sets forth the estimated value of the severance payments and benefits that the executive officers of Vimeo would be eligible to receive under his or her offer letter. The estimated amounts below do not include any amounts in respect of equity or equity-based awards held by our executive officers, nor do they attempt to quantify any reductions in order to avoid any applicable “golden parachute” excise taxes under the Code.
Name	Cash Severance ($)	Benefits Continuation ($)	Total Severance ($)
Philip Moyer	$600,000	$21,917	$621,917
Austin Kaplicer(1)	$200,000	$15,711	$215,711
Javier Ortega Estrada	$225,000	$6,103	$231,103
Bob Petrocelli	$250,000	$17,350	$267,350
Jessica Tracy	$200,000	$12,667	$212,667

(1)
Effective October 1, 2025, in connection with his appointment as Vimeo’s Interim Chief Financial Officer, Mr. Kaplicer and Vimeo entered into a letter agreement pursuant to which he became eligible to receive these severance benefits.

Munson Separation Agreement and Consulting Agreement
In connection with her separation, Ms. Munson entered into a separation agreement with Vimeo, dated as of June 16, 2025, as amended on August 4, 2025, and further amended on August 28,2025, which we refer to as the separation agreement. Pursuant to the separation agreement, Ms. Munson stepped down from her role as Chief Financial Officer of Vimeo, effective September 30, 2025, at which time she became entitled to receive the following payments and benefits:
•
A cash payment equal to $475,000 (12 months of her then-current base salary amount), payable in a lump sum, less applicable withholding;

•
A cash payment equal to $450,000, which represents a discretionary bonus payment in light of Ms. Munson’s contributions during her tenure and her commitment to assist Vimeo during the transition period that she otherwise would not have been eligible to receive, payable in a lump sum, less applicable withholding;

•
Up to 12 months of health benefits coverage provided through COBRA; and

•
Continued use of her company-issued laptop computer.

As a condition of receiving payments under the separation agreement, Ms. Munson must execute and not revoke a waiver of potential claims against Vimeo and must comply with customary restrictive covenants.
Effective October 1, 2025, Ms. Munson entered into a consulting agreement with Vimeo, pursuant to which she will serve as Finance Advisor to Vimeo via Borough Road Consulting LLC, through the earlier of (i) January 31, 2026 or (ii) the closing date. During this consulting period, Ms. Munson will receive a consulting fee of $100,000 per month, prorated for any partial month of her services. Upon the closing of the merger, subject to her continued services through the closing date, Ms. Munson will be entitled to receive a cash bonus in an amount equal to $600,000.
Kaplicer Compensation Adjustment
Effective October 1, 2025, in connection with his appointment as Vimeo’s Interim Chief Financial Officer, Mr. Kaplicer and Vimeo entered into a letter agreement pursuant to which his base salary was increased to $400,000, and he became eligible to receive the above-described severance benefits.
2025 Annual Bonuses
Vimeo will pay to its eligible service providers, including the executive officers, annual bonuses for the calendar year 2025, at the time when annual bonuses have historically been paid to service providers of Vimeo; provided that Vimeo reserves the right to pay a portion of the annual bonuses to certain service providers at the closing of the merger, subject to their continued employment through the closing of the merger. The total amount of each executive officer’s 2025 annual bonus, including the portion that the executive officer is eligible to receive at the closing of the merger, is set forth below:
Name	Total Amount of the 2025 Annual Bonus(1) ($)	Amount of the 2025 Annual Bonus Payable at Closing ($)
Philip Moyer	$1,800,000	$600,000
Austin Kaplicer	$400,000	$200,000
Javier Ortega Estrada	$450,000	—
Gillian Munson(2)	—	—
Bob Petrocelli	$700,000	$400,000
Jessica Tracy	$1,018,000(3)	$750,000

(1)
Amounts reflected in this column are based on target bonus amounts, as final bonus payouts will be determined based on the most recently available company performance data prior to closing of the merger. Final bonus payouts will be subject to positive or negative adjustment based on actual performance against Company goals.

(2)
As discussed in further detail above, Ms. Munson stepped down as Chief Financial Officer effective September 30, 2025 and transitioned to Finance Advisor. In connection with her departure from her Chief Financial Officer role, Ms. Munson is entitled to receive the severance outlined elsewhere in this proxy statement. Upon successful closing of the merger, Ms. Munson is entitled to receive a $600,000 bonus pursuant to the terms of her consulting agreement. Ms. Munson is not otherwise entitled to receive a 2025 annual bonus.

(3)
In addition to her 2025 annual bonus, Ms. Tracy is eligible to receive a $50,000 supplemental bonus in respect of the 2024 fiscal year, which will be payable at the same time as general 2025 annual bonuses are paid out.

Golden Parachute Compensation
The information set forth in the table below is intended to comply with Item 402(t) of the SEC’s Regulation S-K, which requires disclosure of information about certain compensation for each named executive officer of Vimeo that is based on, or otherwise relates to, the merger. For additional details regarding the terms of the payments and benefits described below, see the discussion under the caption “Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger” above.
The amounts shown in the table below are estimates of the payments and benefits (on a pre-tax basis) that each of the Vimeo named executive officers would receive based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described above under “— Assumptions” and in the footnotes to the table, and do not reflect certain compensation actions that may occur before completion of the merger.
The amounts in the table do not include amounts that Vimeo’s named executive officers were already entitled to receive, or were vested in, as of October 21, 2025. In addition, these amounts do not attempt to forecast any additional equity award grants or issuances or forfeitures that may occur prior to the completion of the merger. As a result of the aforementioned assumptions, which may or may not actually occur or be accurate on the relevant date, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Name(1)	Cash ($)(2)	Equity ($)(3)	Perquisites / Benefits ($)(4)	Total ($)
Philip Moyer	1,200,000	8,794,300	21,917	10,016,217
Austin Kaplicer	468,175	537,898	15,711	1,021,781
Bob Petrocelli	650,000	3,768,000	17,350	4,435,350
Jessica Tracy	950,000	1,910,172	12,667	2,872,839
Adam Gross	—	813,055	—	813,055
Gillian Munson	1,525,000	—	—	1,525,000

(1)
Mr. Gross, Vimeo’s former Interim Chief Executive Officer, who was a named executive officer for purposes of the 2024 Proxy Statement, resigned effective April 8, 2024 and was no longer an executive officer after such date. Mr. Gross continues to serve as a member of the Vimeo Board of Directors. As discussed in further detail above, Ms. Munson, Vimeo’s former Chief Financial Officer, stepped down from her role as Chief Financial Officer effective September 30, 2025. In connection with the merger, Ms. Munson has agreed to serve as Finance Advisor to Vimeo through the closing of the merger. Mr. Kaplicer commenced employment as Vimeo’s Interim Chief Financial Officer on October 1, 2025. Prior to October 1, 2025, Mr. Kaplicer served as Vimeo’s Controller. Mr. Kaplicer is continuing in his role as Controller while serving as Interim Chief Financial Officer.

(2)
The values in this column include cash severance and the portion of each named executive officer’s 2025 annual bonus that will be payable at the closing of the merger, as detailed in the table below. Such cash severance amounts are “double trigger” and therefore payable upon a qualifying termination of employment. Mr. Gross resigned effective April 8, 2024 and is not entitled to any severance payments or benefits. For additional information, see “Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Potential Payments to Executive Officers upon Termination in Connection with a Change in Control — Severance.” For Mr. Kaplicer, the value in the column also includes $68,175, which is the amount by which his base salary increased in connection with his appointment as Vimeo’s Interim Chief Financial Officer (which he became entitled to receive at the time he was appointed as Interim Chief Financial Officer, without regard to the merger). The portion of each executive officer’s 2025 annual bonus that is included in this column is “single trigger” and therefore payable upon the closing of the merger. The values in this column do not include an estimate of the remaining portion of each named executive officer’s 2025 annual bonus, which will be payable at the time when annual bonuses have historically been paid to service providers of Vimeo, based on actual performance against Company goals. Mr. Gross resigned effective April 8, 2024 and is not entitled to a 2025 annual bonus. As Ms. Munson stepped down as Chief Financial Officer effective September 30,

2025, the values for this column for her include her severance entitlements under her separation agreement (which she became entitled to receive at the time she stepped down as Chief Financial Officer, without regard to the merger) and the additional $600,000 cash bonus she is eligible to receive under her consulting agreement. For additional information, see “Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Potential Payments to Executive Officers upon Termination in Connection with a Change in Control — 2025 Annual Bonuses.”
Name	Cash Severance ($)	Amount of the 2025 Annual Bonus Payable at Closing ($)	Compensation Increase ($)	Total ($)
Philip Moyer	600,000	600,000	—	1,200,000
Austin Kaplicer	200,000	200,000	68,175	468,175
Bob Petrocelli	250,000	400,000	—	650,000
Jessica Tracy	200,000	750,000	—	950,000
Adam Gross	—	—	—	—
Gillian Munson	925,000	600,000	—	1,525,000

(3)
The values in this column include accelerated vesting of unvested Vimeo RSUs for each named executive officer. This accelerated vesting is “single trigger” and therefore payable upon the closing of the merger. For additional information, see “Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Summary of Equity and Equity Compensation held by Vimeo’s Non-Employee Directors and Executive Officers.”

(4)
The values in the column include health benefits coverage provided through COBRA for each named executive officer. Such amounts are “double trigger” and therefore payable upon a qualifying termination of employment. Mr. Gross resigned effective April 8, 2024 and is not entitled to any severance payments or benefits. As discussed in further detail above, under her separation agreement, Ms. Munson is entitled to up to 12 months of health benefits coverage provided through COBRA. However, prior to the termination of her employment, Ms. Munson was not enrolled in Vimeo’s group health plans. As a result, Ms. Munson is not eligible for COBRA continuation coverage. For additional information, see “Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Potential Payments to Executive Officers upon Termination in Connection with a Change in Control — Severance.”

Financing of the Merger
The merger is not conditioned on Bending Spoons US’ ability to obtain financing. Bending Spoons US has represented to Vimeo that it has available to it and (assuming satisfaction, or waiver of the conditions of Bending Spoons US’ and Merger Sub’s obligations to consummate the merger in accordance with the merger agreement) will have on the closing date of the merger available unencumbered cash or cash equivalents that are sufficient to (i) consummate the transactions under the merger agreement, (ii) pay any and all fees and expenses required to be paid at closing by Bending Spoons US and Merger Sub in connection therewith and (iii) satisfy all of the other payment obligations of Bending Spoons US and Merger Sub in connection with the merger agreement and the transactions contemplated thereunder. Bending Spoons US expects to finance the merger through cash on hand and existing credit facilities.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax considerations of the merger generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below) who receive cash in exchange for their shares pursuant to the merger. This discussion is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the Code, Treasury Regulations promulgated under the Code, rulings and judicial decisions, all as in effect on the date of this proxy statement and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is limited to holders who hold their shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion assumes that the merger will be consummated in accordance with the merger agreement and as described in this proxy statement. We have not sought, and do not intend to seek, any ruling from the Internal Revenue Service, which we refer to as the IRS, or any opinion of counsel with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS.
This discussion does not address all of the tax consequences that may be relevant to holders in light of their particular facts and circumstances, nor does it address any consequences to holders subject to special rules under the U.S. federal income tax laws, such as:
•
banks, insurance companies and other financial institutions;

•
brokers or dealers in securities;

•
traders in securities who elect to apply a mark-to-market method of accounting;

•
regulated investment companies, real estate investment trusts and mutual funds;

•
tax-exempt entities or governmental organizations;

•
holders who hold their shares as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

•
holders whose functional currency is not the U.S. dollar;

•
partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•
passive foreign investment companies and controlled foreign corporations;

•
persons subject to any alternative minimum tax;

•
holders who exercise their appraisal rights in the merger;

•
U.S. expatriates and former citizens or long-term residents of the United States;

•
persons subject to special tax accounting rules as a result of any item of gross income with respect to shares being taken into account in an “applicable financial statement” as defined in Section 451(b) of the Code;

•
holders that own or have owned (directly, indirectly or constructively) 5% or more of shares (by vote or value); and

•
holders that received their shares pursuant to the exercise of employee stock options, through a tax-qualified retirement plan or otherwise as compensation.

This discussion does not address any U.S. federal tax consequences other than those pertaining to the income tax (such as estate, gift or other non-income tax consequences) or any state, local or non-U.S. income or non-income tax consequences, or the consequences of the Medicare tax on net investment income. If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding shares and partners therein should consult their tax advisors regarding the consequences of the merger to their particular circumstances.
THIS DISCUSSION IS PROVIDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES AND ANY CONSEQUENCES ARISING UNDER ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust (i) that is subject to the primary supervision of a court within the United States and one or more United States persons (as defined in Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a United States person as defined in Section 7701(a)(30) of the Code.

The receipt of cash by a U.S. Holder in exchange for shares pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder will recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the U.S. Holder’s adjusted tax basis in the shares surrendered pursuant to the merger. A U.S. Holder’s adjusted tax basis generally will equal the amount that such U.S. Holder paid for the shares. Such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period in such shares exceeds one year as of the effective date of the merger. Long-term capital gain recognized by certain non-corporate U.S. Holders is generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of shares at different times or different prices, such U.S. Holder must determine its tax basis and holding period separately for each block of shares.
Non-U.S. Holders
For purposes of this discussion, the term “Non-U.S. Holder” means a beneficial owner of shares who is neither a U.S. Holder nor a partnership (or entity or arrangement treated as a partnership) for U.S. federal income tax purposes.
Any gain realized by a Non-U.S. Holder pursuant to the merger will generally not be subject to U.S. federal income tax unless:
(i)
The gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to permanent establishment maintained by such Non-U.S. Holder in the United States), in which case such gain will generally be subject to U.S. federal income tax at rates generally applicable to a United States person as defined under the Code, and, if the Non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable tax treaty);

(ii)
Such Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger, and certain other conditions are met, in which case gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable tax treaty), net of certain U.S. source losses from sales or exchanges of other capital assets, provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

Non-U.S. Holders should consult their tax advisors regarding potentially applicable income tax treaties that may provide for different rules.
VIMEO STOCKHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE MERGER TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, NON-U.S. OR OTHER TAX LAWS.
Regulatory Approvals
General
Vimeo, Bending Spoons US, and Bending Spoons S.p.A. have agreed to use their respective reasonable best efforts to take, or cause to take, all actions that are necessary, under the merger agreement and applicable law to consummate the merger and the other transactions as promptly as practicable, including, among other things, using reasonable best efforts to obtain all necessary actions or nonactions, waivers, approvals, orders and authorizations from governmental entities (including those in connection with applicable competition laws). These approvals include approvals under the HSR Act and under any other applicable competition laws, as required. Although we expect that all required regulatory clearances and approvals will be obtained, we cannot assure you that these regulatory clearances and approvals will be timely obtained or obtained at all, or that the granting of these regulatory clearances and approvals will not involve the imposition of additional conditions on the completion of the merger, including the acceptance of any operational restrictions or the requirement to divest assets. In furtherance thereof, Bending Spoons US and Bending Spoons S.p.A. have agreed to effect certain divestitures and other dispositions and take other actions, including accepting certain restrictions on its operations and assets, if necessary to obtain all approvals and authorizations under antitrust laws, in each case, subject to certain conditions as described in the merger agreement. For a more complete description, see the section entitled “Terms of the Merger Agreement — Efforts to Complete the Merger,” beginning on page 68. These conditions or changes could result in the conditions to the closing of the merger not being satisfied.
HSR Act and Other Antitrust Matters
Under the HSR Act and the rules promulgated thereunder, the merger cannot be completed until Vimeo and Bending Spoons US each file a notification and report form with the U.S. Federal Trade Commission, which we refer to as the FTC, and the Antitrust Division of the U.S. Department of Justice, which we refer to as the DOJ, and the applicable waiting period thereunder has expired or been terminated. Vimeo and Bending Spoons US filed their respective HSR Act notifications on October 7, 2025.
Completion of the merger is further subject to receipt of certain other regulatory approvals under any other applicable competition laws, as required.
At any time before or after consummation of the merger, notwithstanding the expiration or termination of the applicable waiting period under the HSR Act or the equivalent under any other applicable competition laws, as required, the Antitrust Division of the DOJ, the FTC or any other competition authority, as applicable, could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. In addition, at any time before or after the completion of the merger, and notwithstanding the expiration or termination of the applicable waiting period under the HSR Act, or the equivalent under any other applicable competition laws, as required, if applicable, non-U.S. regulatory bodies and U.S. state attorneys general could take action under other applicable regulatory laws as they deem necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances.

TERMS OF THE MERGER AGREEMENT
The following summary describes certain material provisions of the merger agreement. This summary is not complete and is qualified in its entirety by reference to the merger agreement, which is attached to this proxy statement as Annex A and incorporated into this proxy statement by reference. We encourage you to read the merger agreement carefully in its entirety because this summary may not contain all the information about the merger agreement that is important to you. The rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
The representations, warranties, covenants and agreements described below and included in the merger agreement were made for purposes of the merger agreement and as of specific dates, were for the benefit of the parties to the merger agreement except as expressly stated therein and may be subject to important qualifications, limitations and supplemental information agreed to by Bending Spoons US, Guarantor, Merger Sub and Vimeo in connection with negotiating the terms of the merger agreement, including certain qualifications, limitations and supplemental information disclosed in the confidential disclosure schedules to the merger agreement. In addition, the representations and warranties were included in the merger agreement for the purpose of allocating contractual risk between Bending Spoons US, Guarantor, Merger Sub and Vimeo, and may be subject to standards of materiality applicable to such parties that differ from those generally applicable to investors. In reviewing the representations, warranties, covenants and agreements contained in the merger agreement or any description thereof in this summary, it is important to bear in mind that such representations, warranties, covenants and agreements or any descriptions were not intended by the parties to the merger agreement to be characterizations of the actual state of facts or condition of Bending Spoons US, Guarantor, Merger Sub and Vimeo or any of their respective affiliates or businesses except as expressly stated in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement. In addition, you should not rely on the covenants in the merger agreement as actual limitations on the respective businesses of Bending Spoons US, Guarantor, Merger Sub and Vimeo because the parties to the merger agreement may take certain actions that are either expressly permitted in the confidential disclosure schedules to the merger agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public. The merger agreement is described below, and attached as Annex A hereto, with the intention of providing you with information regarding the terms of the merger. Accordingly, the representations, warranties, covenants and other agreements in the merger agreement should not be read alone, and you should read the information provided elsewhere in this document and in our filings with the SEC regarding Vimeo and our business. Please see the section entitled “Where You Can Find More Information” beginning on page 87.
Structure of the Merger
Upon the terms and subject to the conditions of the merger agreement and in accordance with the applicable provisions of the DGCL, on the closing date and at the effective time, Merger Sub will merge with and into Vimeo, with Vimeo continuing as the surviving corporation and as a wholly-owned subsidiary of Bending Spoons US. The merger will have the effects set forth in the merger agreement and the applicable provisions of the DGCL.
Closing and the Effective Time of the Merger
The closing of the merger will take place at 8:00 a.m., New York City time, on the third business day after satisfaction or, to the extent not prohibited by applicable law, waiver of all of the applicable conditions set forth in the merger agreement (as described below under the section entitled “Terms of the Merger Agreement — Conditions to the Closing of the Merger” beginning on page 72) (other than those conditions that by their terms are to be satisfied or waived at the closing of the merger, but subject to the fulfillment or, to the extent not prohibited by applicable law, waiver of those conditions at the closing), or another time or date as agreed to by Bending Spoons US, Guarantor, Merger Sub and Vimeo.
On the closing date, or on such date as Bending Spoons US and Vimeo may mutually agree, the parties will file a certificate of merger in customary form and substance with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and will make all other filings required under the DGCL to consummate the merger. The merger will become effective upon the filing of the certificate of merger, or at such later date and time as is agreed upon by the parties and specified in the certificate of merger.
Directors and Officers; Certificate of Incorporation; Bylaws
At the effective time, the directors of Merger Sub immediately prior to the effective time or such other individuals designated by Bending Spoons US as of the effective time until their respective successors have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation. The officers of Vimeo immediately prior to the effective time, from and after the effective time, will continue as the officers of the surviving corporation, each to hold office until their respective successors are duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving corporation.
At the effective time, the certificate of incorporation and bylaws of the surviving corporation will be amended and restated in their entirety to be the certificate of incorporation and bylaws of Merger Sub as in effect immediately prior to the effective time, except that (i) references to Merger Sub will be automatically amended and become references to the surviving corporation, (ii) provisions of the certificate of incorporation relating to the incorporator of Merger Sub will be omitted and (iii) changes necessary in order to give full effect to the provisions described under the section entitled “Terms of the Merger Agreement — Additional Agreements — Directors’ and Officers’ Indemnification and Insurance” beginning on page 71 will be made.
Merger Consideration
Common Stock and Class B Common Stock
At the effective time and without any action on the part of Bending Spoons US, Guarantor, Merger Sub, Vimeo or the holders of any securities, each share issued and outstanding immediately prior to the effective time (other than dissenting shares and certain shares to be canceled or converted pursuant to the merger agreement), will automatically be converted into the right to receive $7.85 in cash, without interest, subject to any withholding of taxes required by applicable law. As of the effective time, all such shares will no longer be outstanding and will automatically be canceled and cease to exist, and will thereafter represent only the right to receive the merger consideration in accordance with the terms of the merger agreement.
If, during the period between the date of the merger agreement and the effective time, any change in the number of outstanding shares occurs as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of equity interests convertible into or exchangeable for shares), recapitalization, reclassification, combination, exchange of shares or other similar event, the merger consideration and any other amounts payable pursuant to the merger agreement will be equitably adjusted, without duplication, to reflect such event and provide holders of shares the same economic effect as contemplated by the merger agreement prior to such event.
Treatment of Equity Compensation
Stock Options.   Each Vimeo option that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo option multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo option. Any Vimeo option with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Stock Appreciation Rights.   Each Vimeo SAR that is outstanding and unexercised immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to the product of (x) the total number of shares underlying the Vimeo SAR multiplied by (y) the excess, if any, of the merger consideration over the exercise price of such Vimeo SAR. Any Vimeo SAR with an exercise price that is equal to or greater than the merger consideration will be canceled for no consideration.
Restricted Stock Units.   Each Vimeo RSU (including each deferred stock unit) that is outstanding immediately prior to the effective time (whether vested or unvested) will, at the effective time, be canceled and converted into the right to receive an amount in cash equal to (x) the total number of shares underlying such Vimeo RSU, multiplied by (y) the merger consideration.
Restricted Shares.   Each Vimeo restricted share that is outstanding immediately prior to the effective time and becomes vested as of the effective time in accordance with the terms thereof, will, at the effective time, be canceled and converted into the right to receive payment in cash of an amount equal to the merger consideration. Each Vimeo restricted share that is not vested as of the effective time will be canceled for no consideration.
All amounts payable to the holders of the various compensatory awards above who are employees will be paid through the payroll system or payroll provider of the surviving corporation or its applicable affiliate.
Exchange Procedures
Prior to the effective time, Bending Spoons US will designate a nationally recognized bank or trust company to act as the paying agent (whose identity and terms of designation and appointment must be reasonably acceptable to Vimeo) for the payment of the merger consideration to holders of Vimeo shares, which we refer to as the paying agent. At or prior to the effective time, Bending Spoons US will deposit, or cause to be deposited, with the paying agent funds, a cash amount which is equal to the aggregate merger consideration to which holders of shares will be entitled to at the effective time, as described above under the section entitled “Terms of the Merger Agreement — Merger Consideration — Common Stock and Class B Common Stock” beginning on page 56, except that no deposits are required with respect to any dissenting shares.
As soon as practicable after the effective time (and in no event later than three business days after the effective time), the surviving corporation will cause the paying agent to mail to each person that was, immediately prior to the effective time, a holder of record of shares represented by certificates, whose shares were converted into the right to receive the merger consideration:
•
a letter of transmittal specifying that delivery will be effected and risk of loss and title to the certificates will pass only upon delivery of the certificates to the paying agent and will otherwise be in such form as Bending Spoons US, Vimeo and the paying agent reasonably agree; and

•
instructions for effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates) in exchange for payment of the merger consideration.

Upon surrender of a certificate (or affidavit of loss in lieu of the certificate) to the paying agent, together with delivery of a letter of transmittal, duly executed and in proper form, the holder of such certificate will be entitled to receive the merger consideration formerly represented by such certificate (after giving effect to any required tax withholdings), and any certificate so surrendered will be canceled.
No holder of non-certificated shares represented by book-entry (which we refer to as book-entry shares) will be required to deliver a certificate or, in the case of holders of such book-entry shares held through The Depository Trust Company, an executed letter of transmittal to the paying agent to receive the merger consideration that such holder is entitled to receive. Instead, each holder of record of one or more book-entry shares held through The Depository Trust Company whose shares were converted into the right to receive the merger consideration will automatically, upon the effective time, be entitled to receive, and Bending Spoons US will cause the paying agent to pay and deliver to The Depository Trust Company or its nominee as promptly as practicable after the effective time, in respect of each such book-entry share, a cash amount in immediately available funds equal to the merger consideration (after giving effect to any required tax withholdings), and such book-entry shares of such holder will be canceled.
For book-entry shares not held through The Depository Trust Company, as soon as practicable after the effective time (and in no event later than three business days after the effective time), the surviving corporation will cause the paying agent to mail to each person that was, immediately prior to the effective time, a holder of record of book-entry shares, whose shares were converted into the right to receive the merger consideration:
•
a letter of transmittal which will be in such form as Bending Spoons US, Vimeo and the paying agent reasonably agree; and

•
instructions for returning such letter of transmittal in exchange for the merger consideration.

Upon delivery of a duly executed letter of transmittal to the paying agent, the holder of such book-entry shares so surrendered will be entitled to receive the merger consideration, and any such book-entry shares so surrendered will be canceled at the effective time.
If payment of the merger consideration is to be made to a person other than the person in whose name any surrendered certificate or book-entry share is registered, it will be a condition precedent of payment, for certificates, that the certificate so surrendered will be properly endorsed or will otherwise be in proper form for transfer and, for book-entry shares, that a proper transfer instruction is presented for such book-entry share, and the person requesting such payment will have paid any transfer and other similar taxes required by reason of the payment of the merger consideration to a person other than the registered holder of the certificate or book-entry share so surrendered and will have established to the satisfaction of the surviving corporation that such taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the certificates or book-entry shares.
No Transfers Following Effective Time
At the effective time, the stock transfer books of Vimeo will be closed, and there will be no further registration of transfers of shares on the records of Vimeo other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the effective time.
Termination of Payment Fund
Any portion of the funds (including any interest received with respect thereto) made available to the paying agent that remains unclaimed by the holders of certificates or book-entry shares one year after the effective time will be returned to the surviving corporation or an affiliate designated by the surviving corporation, upon demand, and any such holder who has not surrendered its certificates or transferred its book-entry shares for the merger consideration prior to such time will thereafter look only to Bending Spoons US and the surviving corporation (subject to abandoned property, escheat or other similar laws) for delivery of the merger consideration without interest and subject to any withholding of taxes required by applicable law, in respect of such holder’s surrender of their certificates or book-entry shares. Any portion of the merger consideration remaining unclaimed by the holders of certificates or book-entry shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any governmental entity will, to the extent permitted by applicable law, become the property of the surviving corporation or an affiliate designated by the surviving corporation, free and clear of any claim or interest of any person previously entitled thereto. None of Bending Spoons US, Merger Sub, the surviving corporation, the paying agent or their respective affiliates will be liable to any holder of a certificate or book-entry share for merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.
Lost, Stolen or Destroyed Certificates
If any certificate has been lost, stolen or destroyed, the paying agent will issue in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder of such certificate, the merger consideration payable. Bending Spoons US or the paying agent may, in its reasonable discretion and as a condition precedent to the payment of such merger consideration require the owners of such lost, stolen or destroyed certificates to deliver a bond in a reasonable sum as it may reasonably direct as indemnity against any claim that may be made against Bending Spoons US, Merger Sub, the surviving corporation or the paying agent with respect to the certificates alleged to have been lost, stolen or destroyed.

Withholding Rights
Each of Vimeo, Bending Spoons US, Merger Sub, the surviving corporation and the paying agent will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the merger agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable law. To the extent that amounts are so deducted or withheld and paid to the appropriate governmental entity in accordance with applicable law, such amounts will be treated as having been paid to the person in respect of which such deduction or withholding was made.
Appraisal Rights
Any dissenting shares will not be converted into the right to receive the merger consideration. At the effective time, all dissenting shares will be canceled and cease to exist, and the holders of such dissenting shares will only be entitled to such rights as are granted by Section 262 of the DGCL. If any such holder fails to perfect or otherwise waives, withdraws or loses their right to appraisal under the DGCL or if a court of competent jurisdiction determines that such holder is not entitled to the relief provided by Section 262 of the DGCL, the right of the holder to be paid the fair value of such dissenting shares will cease and the dissenting shares will be deemed to have been converted, as of the effective time, into and will be exchangeable solely for the right to receive the merger consideration without interest and subject to any withholding of taxes required by applicable law, upon surrender of the certificates or book-entry shares that formerly evidenced such shares. Vimeo has agreed to provide Bending Spoons US prompt notice of any demands received by Vimeo for appraisal of shares, any withdrawals of such demands and any other instruments served pursuant to the DGCL and received by Vimeo relating to rights to be paid the fair value of dissenting shares, and Bending Spoons US will have the right to participate in and direct all negotiations and proceedings with respect to such demands. Prior to the effective time, Vimeo has agreed not to voluntarily make any payment with respect to, or settle or compromise (or offer to settle or compromise), any such demands or agree to do any of the foregoing, in each case without the prior written consent of Bending Spoons US.
Representations and Warranties
The merger agreement contains a number of representations and warranties made by the parties thereto that are subject in some cases to exceptions and qualifications, including “material adverse effect” qualifications. Please see the definition of “material adverse effect” in this section beginning on page 60. The representations and warranties of Vimeo in the merger agreement relate to, among other things:
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due organization, valid existence, good standing and qualification to do business;

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capitalization, including the number of shares of company common stock, Class B common stock, preferred stock, options and other stock-based awards outstanding and ownership of subsidiaries;

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the absence of restrictions with respect to the capital stock of Vimeo and its subsidiaries;

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corporate authorization of the merger agreement and the transactions contemplated by the merger agreement and the valid and binding nature of the merger agreement;

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the approval and recommendation by the Vimeo Board of Directors of the merger agreement and the transactions contemplated by the merger agreement;

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inapplicability of anti-takeover statutes or similar laws and no stockholder rights plan, poison pill or similar device in effect;

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the absence of any conflicts with or violations of organizational documents and other agreements or laws;

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required filings with, and consents from, governmental entities in connection with the transactions contemplated by the merger agreement;

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compliance with SEC filing requirements, including the accuracy of the information contained in such documents and compliance with GAAP, and the rules and regulations of the SEC with respect to consolidated financial statements contained therein;

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internal controls and procedures relating to financial reporting;

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absence of undisclosed liabilities;

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the absence of certain material changes or events in the business of Vimeo, including that, from December 31, 2024 to the date of the merger agreement, there has not been a material adverse effect;

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matters pertaining to this proxy statement;

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absence of certain litigation, proceedings or orders;

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compliance with applicable laws and orders, the possession of required permits necessary for the conduct of Vimeo and its subsidiaries’ business and absence of governmental investigations;

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employee benefit matters;

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employee and labor matters;

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environmental matters;

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real properties;

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tax matters;

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material contracts;

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intellectual property;

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insurance matters;

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the absence of any undisclosed broker’s fee;

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the receipt by the Vimeo Board of Directors of an opinion of Vimeo’s financial advisor; and

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government contracts.

The representations and warranties of Bending Spoons US and Merger Sub in the merger agreement relate to, among other things:
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due organization, valid existence, good standing and power and authority to do business;

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corporate authorization of the merger agreement and the transactions contemplated by the merger agreement and the valid and binding nature of the merger agreement;

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the absence of any conflicts with or violations of organizational documents and other agreements or laws;

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required filings with, and consents from, governmental entities in connection with the transactions contemplated by the merger agreement;

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absence of litigation, proceedings or orders;

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financing;

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matters pertaining to this proxy statement;

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ownership of Vimeo capital stock;

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ownership of Bending Spoons US and Merger Sub; and

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the absence of any undisclosed broker’s fee.

Certain of the representations and warranties made by the parties are qualified as to “knowledge,” “materiality” or a “material adverse effect” as applicable. For purposes of the merger agreement, when referencing Vimeo, a “material adverse effect,” means any change, event, state of facts, occurrence or development that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (i) the business, financial condition, assets or results of operations of Vimeo and its subsidiaries, taken as a whole or (ii) that prevents Vimeo from consummating the merger, and when referencing Bending Spoons US, a “material adverse effect” means any change, event, development, condition, occurrence or effect that, individually or in the aggregate, has prevented or materially delayed or materially impaired, or would reasonably be expected to prevent or materially delay or materially impair,

Bending Spoons US’ or Merger Sub’s ability to consummate the transactions contemplated by the merger agreement prior to the outside date (as defined below).
However, when referencing Vimeo, adverse effects arising out of the following, alone or in combination, will not constitute or contribute to a material adverse effect:
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operating, business, regulatory or other conditions generally applicable to the industries or markets in which Vimeo and its subsidiaries operate their business;

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global, national or regional political, legislative, financial, economic, energy, capital market (including the prevailing interest rates, inflation or inflation rates, credit markets or exchange rates) or business conditions, including hostilities, acts of war, military activity, cyber-attacks on the United States or any other country by a state or other geopolitical actor, sabotage or terrorism, including an outbreak or escalation of hostilities involving the United States or any other country or the declaration by the United States or any other country of a national emergency or war (whether or not declared, and including the Russian-Ukrainian and Israeli-Palestinian conflicts, and escalations and effects thereof);

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changes in GAAP or any changes in applicable laws or the enforcement or the interpretation thereof;

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hurricanes, earthquakes, floods or other natural disasters and other force majeure events in the United States or any other country or region in the world;

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any epidemic, pandemic or disease outbreak, quarantine restrictions, other outbreak or illness or public health event (whether human or animal);

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any effect arising from or attributable to the execution or announcement of the merger agreement or pendency or the consummation of the transactions contemplated by the merger agreement (including the identity of Bending Spoons US), including any impact on Vimeo’s and its subsidiaries’ relationships with employees, contractors, customers, suppliers, distributors, regulators or business partners (except that this clause does not apply to the “no conflicts” representation);

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any proceeding arising from allegations of breach of fiduciary duty or violation of law relating to the merger agreement or the transactions contemplated by the merger agreement;

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any change in the market price or trading volume of the shares or the credit rating of Vimeo and any changes in any analysts’ recommendations or ratings with respect to Vimeo (provided, that, the underlying cause of such failure may be taken into account in determining whether a material adverse effect has occurred); or

•
the failure of Vimeo and its subsidiaries to meet or achieve the results set forth in any internal, published or analysts’ expectations or projections, performance measures, operating statistics, budgets, guidance, estimates, or revenue, earnings or other financial or operating metric predictions (provided, that, the underlying cause of such failure will be taken into account in determining whether there has been or would reasonably be expected to be a material adverse effect, unless such cause is otherwise specifically excluded by one of the other clauses of this definition).

However, any change, event, state of facts, occurrence or development listed in the first five bullets above may be taken into account in determining whether there has been or would reasonably be expected to be a material adverse effect to the extent such effect adversely affects the business of Vimeo and its subsidiaries in a materially disproportionate manner in comparison to other similarly sized participants in the industries in which Vimeo and its subsidiaries operate their business.
None of the representations and warranties contained in the merger agreement survive the consummation of the merger.
Conduct of Business Pending the Merger
From the date of the merger agreement until the effective time, except (i) as set forth in the confidential disclosure schedules or as otherwise expressly contemplated by any other provision of the merger agreement, (ii) as required by applicable law or (iii) with the prior written consent of Bending Spoons US (such consent not to be unreasonably withheld, conditioned or delayed), Vimeo will, and will cause each Vimeo subsidiary to, use commercially reasonable efforts to conduct its operations in all material respects only in the ordinary course of business and to substantially preserve the goodwill and current relationships of Vimeo and each of its subsidiaries with customers, suppliers, vendors, resellers, licensors, licensees, governmental entities and other persons with which Vimeo or any of its subsidiaries has significant business relations.
In addition, except (i) as set forth in the confidential disclosure schedules or as otherwise expressly contemplated by any other provision of the merger agreement, (ii) as required by applicable law or (iii) with the prior written consent of Bending Spoons US (such consent not to be unreasonably withheld, conditioned or delayed), Vimeo will not and will not permit any of its subsidiaries to, between the date of the merger agreement and the earlier of the effective time or the termination of the merger agreement, directly or indirectly, subject to certain exceptions, take any of the following actions:
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amend Vimeo’s certificate of incorporation or bylaws or equivalent organizational documents;

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(i) form any subsidiary, (ii) enter into any new line of business that would materially change the business of Vimeo and its subsidiaries, taken as a whole, as of the date of the merger agreement, (iii) abandon or discontinue any material and existing line of business, (iv) authorize or effect any material change to the principal business of Vimeo as currently conducted and as currently proposed to be conducted, or (v) agree to any covenant materially limiting the ability of Vimeo or any of its affiliates or subsidiaries to compete or engage in any line of business or to compete with any person in any geographic area;

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issue, sell, pledge, dispose of, grant, transfer or encumber any shares of capital stock of, or other equity interests in, Vimeo or any of its subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other equity interests or such convertible or exchangeable securities of Vimeo or any of its subsidiaries, other than the issuance of shares upon the exercise of Vimeo options or Vimeo SARs or settlement of Vimeo RSUs in accordance with their terms;

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sell, pledge, dispose of, transfer, lease, license, guarantee or encumber any material property (including, without limitation, leased real property) or assets of Vimeo or any of its subsidiaries (other than intellectual property) having a value in excess of $500,000 individually or $1,000,000 in the aggregate, except (i) between or among Vimeo and any of its wholly-owned subsidiaries (or between or among any such subsidiaries), (ii) with respect to leased real property, at the end of the term of the applicable lease agreement or (iii) as required pursuant to existing contracts as of the date of the merger agreement;

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sell, assign, pledge, transfer, encumber, license, sublicense, abandon, allow to lapse or otherwise dispose of any material Vimeo-owned intellectual property, except in the ordinary course of business;

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declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other equity interests, except for dividends paid by a wholly-owned subsidiary of Vimeo to Vimeo or another wholly-owned subsidiary of Vimeo;

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reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other equity interests, except with respect to any wholly-owned subsidiary of Vimeo;

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merge or consolidate Vimeo or any of its subsidiaries with any person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of Vimeo or any of its subsidiaries, except with respect to any wholly-owned subsidiaries of Vimeo;

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acquire any material assets (including, without limitation, any owned real property or leased real property) (other than acquisitions of raw materials, inventory held for sale and other property in the ordinary course of business) or any other person or business of any other person (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise), other than acquisitions (a) with a purchase price not greater than $500,000 individually and not greater than $1,000,000 in the aggregate; or (b) pursuant to agreements in effect prior to the execution of the merger agreement or those listed in the confidential disclosure schedules;
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incur any indebtedness for borrowed money or issue any debt securities, in each case, in an aggregate principal amount in excess of $1,000,000, except for intercompany loans between or among any of Vimeo and its direct or indirect wholly-owned subsidiaries; or assume or guarantee the indebtedness of any person (other than a direct or indirect wholly-owned subsidiary of Vimeo) for borrowed money in an aggregate principal amount in excess of $1,000,000;

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make any loans, advances or capital contributions to, or investments in, any other person (other than in the ordinary course of business or between or among Vimeo and any of its direct or indirect wholly-owned subsidiaries) in excess of $1,000,000 in the aggregate;

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assign, terminate, cancel or agree to any material amendments to or waiver under any material contract (other than in the ordinary course of business or on commercially reasonable terms) or enter into or amend any contract that, if existing on the date of the merger agreement, would be a material contract (other than in the ordinary course of business or on commercially reasonable terms);

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except to the extent required by the merger agreement, applicable law or existing terms of any Vimeo benefit plan, materially increase the compensation or benefits payable or to become payable to service providers with an annual base compensation of $400,000 or more, (ii) materially amend or terminate any material Vimeo benefit plan, or establish, adopt, or enter into any new such arrangement that if in effect on the date of the merger agreement would be a material Vimeo benefit plan, (iii) accelerate vesting, exercisability or funding under any Vimeo benefit plan, (iv) terminate (other than for cause) the employment of or hire or promote any service provider with an annual base compensation of $400,000 or more or (v) modify, extend, negotiate or enter into, or agree to assume or otherwise be bound by, any labor agreement;

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implement or announce any employee layoffs, facility closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger, individually or in the aggregate, notification requirements of the WARN Act, or voluntarily recognize any union as the bargaining unit of any employee of Vimeo or any subsidiary of Vimeo;

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make any material change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a governmental entity;

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settle or agree to settle any proceeding other than settlements or agreements that involve the payment of monetary damages not in excess of $1,000,000 in the aggregate (net of Vimeo’s litigation loss reserve and any insurance coverage maintained by Vimeo or any of its subsidiaries), in any case, without the imposition of equitable relief on, or the admission of wrongdoing by, Vimeo or any of its subsidiaries;

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other than as required by GAAP with respect to capitalized software expenditures, make any capital expenditures in the aggregate (or any authorization or commitment with respect thereto) in excess of the aggregate amount of capital expenditures set forth in the capital expenditures budget made available to Bending Spoons US, other than capital expenditures that are not, in the aggregate, in excess of $500,000;

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other than in the ordinary course of business: (i) make, change or revoke any material tax election, (ii) adopt or change any material method of accounting for tax purposes, (iii) change any annual tax accounting period, (iv) enter into any material settlement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) with respect to any tax claim, notice, audit, assessment or dispute, (v) file any material amended tax Return, (vi) surrender any right to claim a material tax refund or (vii) consent to any extension or waiver of the statute of limitations period applicable to any material tax claim or assessment;

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modify Vimeo’s privacy policies in a manner that would restrict the ability of Bending Spoons US, its subsidiaries or affiliates or Vimeo (or following the closing, the Merger Sub) or its subsidiaries to process personal data currently processed by Vimeo or its subsidiaries (beyond the restrictions currently contained in such privacy policies), unless required otherwise by information privacy laws;

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materially modify the terms and conditions under which Vimeo’s products and services are offered to customers (other than in the ordinary course of business or as may be required to comply with mobile application store requirements or applicable law);

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make any material amendments to Vimeo’s insurance policies, or fail to use commercially reasonable efforts to maintain Vimeo’s insurance policies or comparable replacement policies with respect to the material assets, operations and activities of Vimeo and its subsidiaries;

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convene any special meeting of Vimeo stockholders (or postpone or adjourn any special meeting), or propose any matters for consideration and a vote of Vimeo stockholders (other than the Vimeo stockholder meeting for purposes of approving the merger agreement or any special meeting duly called by Vimeo stockholders); or

•
authorize or enter into any contract, or otherwise make any commitment to do any of the foregoing.

Additional Agreements
No Solicitation
As promptly as possible after the date of the merger agreement, Vimeo agreed to cease any discussions or negotiations with any person (other than Bending Spoons US) and its affiliates and representatives related to, or that could reasonably be expected to lead to, an acquisition proposal (including any provision of non-public information regarding Vimeo and its subsidiaries). Vimeo also agreed to promptly request that each person (other than Bending Spoons US and its representatives) that has executed a confidentiality agreement in connection with such person’s consideration of a transaction with Vimeo return or destroy all confidential information furnished to such person by or on behalf of Vimeo in connection with any such discussions or negotiations and terminate the access of any person (other than Bending Spoons US and its representatives) to any physical or electronic data room related to a potential acquisition proposal.
Except as permitted by the merger agreement, from the date of the merger agreement until the earlier to occur of the valid termination of the merger agreement and the effective time, Vimeo will not, and will cause its subsidiaries, and will use its reasonable best efforts to cause its representatives, not to, directly or indirectly:
•
solicit, initiate, knowingly encourage or facilitate the making or submission of any acquisition proposal (it being understood and agreed that ministerial acts that are not otherwise prohibited by the merger agreement (such as answering unsolicited phone calls) will not be deemed to facilitate for purposes of, or otherwise constitute a violation, of this provision);

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furnish to any person (other than to Bending Spoons US, Merger Sub or their respective representatives) any non-public information relating to Vimeo or any of its subsidiaries or afford to any person (other than Bending Spoons US or Merger Sub and their respective representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Vimeo or any of its subsidiaries, in any such case that relates to or could reasonably be expected to lead to an acquisition proposal;

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participate in or engage in discussions or negotiations with any person that relates to or could reasonably be expected to lead to an acquisition proposal;

•
grant any waiver or release under Section 203 of the DGCL or any other state takeover law; or

•
enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other contract relating to an acquisition transaction, other than an acceptable confidentiality agreement.

Notwithstanding the foregoing, at any time prior to obtaining the requisite stockholder approval for the merger proposal, following receipt of an acquisition proposal, after the date of the merger agreement, that the Vimeo Board of Directors determines in good faith (i) after consultation with Vimeo’s financial advisor and outside legal counsel, constitutes, or could reasonably be expected to lead to, a superior proposal and (ii) after consultation with Vimeo’s outside legal counsel, that the failure to engage with such third-party would be inconsistent with its fiduciary duties under applicable law, Vimeo may, following such third-party executing an acceptable confidentiality agreement, directly or indirectly through one or more of its representatives:
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participate or engage in discussions or negotiations;

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furnish non-public information relating to Vimeo or any of its subsidiaries; or

•
afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of Vimeo or any of its subsidiaries pursuant to an acceptable confidentiality agreement.

Vimeo will promptly, and, in any event, within 48 hours after the receipt thereof, notify Bending Spoons US and Merger Sub if any acquisition proposal (or inquiry or offer that could reasonably be expected to lead to an acquisition proposal) is received by Vimeo or any of its affiliates or representatives, including the Vimeo Board of Directors. Such notice must include (i) the identity of the person making the acquisition proposal, inquiry or offer, (ii) if in writing, a copy of such acquisition proposal, inquiry or offer (and if available, drafts of any contract to effectuate such acquisition proposal) and copies of any financing commitments and (iii) if made orally, a summary of the material terms and conditions of such acquisition proposal.
Vimeo agreed to keep Bending Spoons US and Merger Sub reasonably informed of the status and any material changes to the material terms and conditions of any such acquisition proposal (including by providing unredacted copies of all amendments and proposed amendments provided to or by such person) and to notify Bending Spoons US promptly, and, in any event, within 48 hours, after it first enters into discussions or negotiations concerning such acquisition proposal or provides non-public information or data to any person relating thereto.
For purposes of the merger agreement and this proxy statement, “acquisition proposal” means any offer or proposal from a third-party for an acquisition transaction. An “acquisition transaction” means any direct or indirect (a) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving Vimeo pursuant to which any person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of persons would hold equity interests representing 20% or more of the total outstanding equity interests of Vimeo (by vote or volume) after giving effect to the consummation of such transaction, (b) sale, lease or other disposition by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of Vimeo (including equity interests of any subsidiary of Vimeo) or its subsidiaries representing 20% or more of the consolidated assets of Vimeo and its subsidiaries, based on their fair market value as of the date of such transaction, (c) issuance or acquisition, sale or disposition (including by way of merger, tender offer, consolidation, business combination or share exchange) of equity interests representing 20% or more of the outstanding equity interests of Vimeo (by vote or volume), or (d) combination of the foregoing (in each case, other than the merger).
For purposes of the merger agreement and this proxy statement, “superior proposal” means any bona fide written acquisition proposal for an acquisition transaction on terms that the Vimeo Board of Directors has determined in good faith (after consultation with Vimeo’s financial advisor and outside legal counsel), taking into account all legal, financial, business, regulatory and other aspects of such acquisition proposal that the Vimeo Board of Directors determines in good faith to be relevant, is more favorable, from a financial point of view, to Vimeo’s stockholders (in their capacity as such) than the Bending Spoons US merger and that, if accepted, would reasonably be expected to be completed on the terms set forth therein. For purposes of the reference to an “acquisition proposal” and “acquisition transaction” in the definition of superior proposal, all references to “20%” in the definition of “acquisition transaction” will be deemed to be references to “50%.”
Change of Recommendation
As described under the section entitled “The Special Meeting — Board of Directors’ Recommendation” beginning on page 24, and subject to the provisions described below, the Vimeo Board of Directors has made the recommendation that the holders of shares vote “FOR” the merger proposal. The merger agreement provides that neither the Vimeo Board of Directors nor any committee thereof will (i)(A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Vimeo Board of Directors recommendation in a manner adverse to Bending Spoons US and Merger Sub; (B) adopt, approve or recommend to Vimeo’s stockholders an acquisition proposal; (C) fail to include the Vimeo Board of Directors recommendation in this Proxy Statement; or (D) fail to publicly reaffirm the Vimeo Board of Directors recommendation, or fail to publicly recommend against any such acquisition proposal, within 10 business days after any written request by Bending Spoons US to do so following the public announcement of any acquisition proposal (or such fewer number of days as remains prior to Vimeo’s stockholder meeting, so long as such request is made at least two business days prior to meeting) (it being understood that Vimeo will have no obligation to make such reaffirmation on more than three separate occasions); (we refer to any action described in clauses (A), (B), (C) and (D), as a Board of Directors recommendation change) or (ii) cause or permit Vimeo or any of its subsidiaries to enter into an alternative acquisition agreement.
Notwithstanding anything to the contrary in the merger agreement, at any time prior to obtaining the requisite stockholder approval for the merger proposal, if Vimeo has received a bona fide written acquisition proposal that did not result from a breach of its obligations described in the section entitled “Terms of the Merger Agreement — Additional Agreements — No Solicitation” beginning on page 64, that the Vimeo Board of Directors has determined in good faith (after consultation with Vimeo’s financial advisor and outside legal counsel) constitutes a superior proposal, then the Vimeo Board of Directors may effect a Board of Directors recommendation change with respect to such acquisition proposal or authorize Vimeo to terminate the merger agreement to enter into an alternative acquisition agreement only if:
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the Vimeo Board of Directors determines in good faith (after consultation with Vimeo’s outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law;

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Vimeo has provided prior written notice to Bending Spoons US and Merger Sub at least five business days in advance (which we refer to as the notice period) that the Vimeo Board of Directors has received a superior proposal and intends to take such action, which notice must include the identity of the person making the superior proposal, an unredacted copy of the superior proposal that is the basis for the proposed action, it being understood that the delivery of a notice of superior proposal or any amendment or update thereto or the determination to so deliver such notice will not in and of itself constitute a Board of Directors recommendation change, so long as such notices are delivered privately to Bending Spoons US and would not reasonably be expected to require public disclosure thereof;

•
prior to taking such action, Vimeo and its representatives, during the notice period, have negotiated with Bending Spoons US and its representatives in good faith (to the extent that Bending Spoons US desires to so negotiate) to make such adjustments to the terms and conditions of the merger agreement such that, after taking into account any adjustments to the terms and conditions of the merger agreement proposed by Bending Spoons US, the Vimeo Board of Directors would no longer determine that the failure to make a Board of Directors recommendation change in response to such acquisition proposal would be inconsistent with its fiduciary duties pursuant to applicable law or such acquisition proposal would cease to constitute a superior proposal (in the event of any material revisions to such acquisition proposal (including any change in price), Vimeo is required to deliver a new written notice to Bending Spoons US and Merger Sub (the notice period in respect of such new written notice will be three business days)); and

•
in the event of any termination of the merger agreement in order to cause or permit Vimeo to enter into an alternative acquisition agreement with respect to such acquisition proposal, Vimeo must have validly terminated the merger agreement, including paying the termination fee.

For a description of termination fees, see the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75.
In addition to the foregoing, at any time prior to obtaining the requisite stockholder approval for the merger proposal, the Vimeo Board of Directors may effect a Board of Directors recommendation change in connection with an intervening event if the Vimeo Board of Directors determines in good faith (after consultation with outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable law only if:
•
Vimeo has provided prior written notice to Bending Spoons US and Merger Sub at least three business days in advance that the Vimeo Board of Directors intends to effect a Board of Directors recommendation change, which notice must describe the applicable intervening event in reasonable detail; and

•
prior to effecting such Board of Directors recommendation change, Vimeo and its representatives, during such three-business day period, must have negotiated with Bending Spoons US and its representatives in good faith (to the extent Bending Spoons US desires to so negotiate) to make such adjustments to the terms and conditions of the merger agreement so that the Vimeo Board of Directors would no longer determine that the failure to make a Board of Directors recommendation change in connection with such intervening event would be inconsistent with its fiduciary duties pursuant to applicable law.

For purposes of the merger agreement and this proxy statement, “intervening event” means any effect, change, event, circumstance, condition, development, state of fact or occurrence first arising after the date of the merger agreement that (a) was not known to, or reasonably foreseeable by, the Vimeo Board of Directors as of the date of the merger agreement and (b) does not relate to any acquisition proposal.
Notwithstanding the foregoing, nothing in the merger agreement will prohibit Vimeo from complying with its disclosure obligations under applicable U.S. federal or state law with regard to an acquisition proposal; provided that this right will not be deemed to permit Vimeo or the Vimeo Board of Directors to effect a Board of Directors recommendation change except in accordance with the requirements of the merger agreement.
Efforts to Obtain Required Stockholder Approvals
Unless the merger agreement has been earlier terminated, including pursuant to Vimeo’s right to terminate the merger agreement to enter into an agreement with respect to a superior proposal (see the section entitled “Terms of the Merger Agreement — Additional Agreements — Change of Recommendation” beginning on page 65), Vimeo has agreed to hold a special meeting and to use its reasonable best efforts to solicit votes of the Vimeo stockholders in favor of obtaining the requisite stockholder approval for the merger proposal, and the Vimeo Board of Directors, subject to certain exceptions as previously noted, will include its recommendation in this proxy statement.
Vimeo may postpone or adjourn the special meeting from time to time, but on not more than three occasions:
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with the consent of Bending Spoons US;

•
to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure, which the Vimeo Board of Directors (after consultation with outside legal counsel) has determined in good faith is necessary or advisable, and for such supplemental or amended disclosure to be disseminated and reviewed by Vimeo’s stockholders prior to the special meeting;

•
if as of the time for which the special meeting is originally scheduled (as set forth in this proxy statement) or is scheduled to reconvene following an adjournment thereof, there are insufficient shares represented (either in person (including virtually) or by proxy) to constitute a quorum necessary to conduct the business of the special meeting or to the extent that at such time Vimeo has not received proxies sufficient to allow the receipt of the requisite approval for the merger proposal at the special meeting; or

•
if required by law.

No postponement or adjournment may delay the special meeting by more than 15 business days from the originally scheduled date or 10 business days from the prior-scheduled date or to a date on or after the fifth business day preceding the outside date, without the prior written consent of Bending Spoons US.

Efforts to Complete the Merger
Vimeo, Bending Spoons US and Bending Spoons S.p.A. have agreed to, and will cause their respective affiliates to, use their respective reasonable best efforts to take all actions and to do, or cause to be done, all things necessary under the merger agreement and applicable laws to consummate and make effective the merger and the other transactions contemplated by the merger agreement as promptly as practicable.
In furtherance and not in limitation of the undertakings pursuant to the reasonable best efforts provisions of the merger agreement, each of Bending Spoons US and Bending Spoons S.p.A. and Vimeo will use its reasonable best efforts to accomplish the following:
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obtain all consents, approvals or waivers from, or participation in other discussions or negotiations with, third parties, including under any contract to which Vimeo, Bending Spoons US or Bending Spoons S.p.A. or any of their respective subsidiaries is a party or by which such person or any of their respective properties or assets may be bound;

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obtain all necessary actions or nonactions, waivers, approvals, orders and authorizations from governmental entities (including those in connection with applicable competition laws), make all necessary registrations, declarations and filings with and take all steps as may be necessary to obtain an approval or waiver from, or to avoid any proceeding by, any governmental entity (including in connection with applicable competition laws); and

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execute and deliver any additional instruments necessary to consummate the transactions contemplated by the merger agreement and fully to carry out the purposes of the merger agreement.

Subject to applicable law and the requirements of applicable governmental entities, Vimeo, Bending Spoons US and Bending Spoons S.p.A. and their respective counsel will, in connection with the efforts referenced above:
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furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request;

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where legally permissible, have the right to review in advance, and to the extent practicable each will consult with the other party in connection with all of the information relating to Vimeo, Bending Spoons US or Bending Spoons S.p.A., as the case may be, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any governmental entity in connection with any of the transactions contemplated by the merger agreement;

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where legally permissible, keep each other reasonably apprised of the status of matters relating to the completion of the transactions contemplated in the merger agreement, including by promptly furnishing each other with copies of notices or other written substantive communications received by Vimeo Bending Spoons US or Bending Spoons S.p.A., as the case may be, or any of their respective subsidiaries, from any governmental entity with respect to such transactions; and

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to the extent practicable under the circumstances, provide the other party and its counsel with the opportunity to participate in any meeting with any governmental entity in respect of any substantive filing, investigation or other inquiry in connection with the transactions contemplated by the merger agreement.

In furtherance and not in limitation of the foregoing, each of Vimeo, Bending Spoons US and Bending Spoons S.p.A. will, and will cause their respective affiliates to, make or cause to be made all filings required under the HSR Act within 20 business days after the date of the merger agreement, and all filings required under any other applicable competition laws as promptly as practicable.
Notwithstanding anything to the contrary contained in the merger agreement, but without limiting Bending Spoons US’ and Merger Sub’s obligations set forth in the merger agreement, Bending Spoons US will have the right to, on behalf of the parties, control and direct all communications and strategy in dealing with any governmental entity under the HSR Act or other competition laws; provided that Bending Spoons US will consider in good faith the views and comments of Vimeo and its outside counsel with respect to such communications and strategies.

Notwithstanding anything to the contrary contained in the merger agreement, Bending Spoons US and Bending Spoons S.p.A. will take, or cause to be taken, all actions necessary to avoid, eliminate, and resolve any and all impediments under applicable competition laws that may be asserted by any governmental entities or any other person in connection with the transactions contemplated by the merger agreement, including:
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resisting, contesting or defending any proceeding (including administrative or judicial proceedings) by, before or involving any court of any governmental entity challenging the merger or the completion of the transactions contemplated in the merger agreement;

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proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, the sale, divestiture, separation, licensing or disposition of any assets, properties or businesses of Vimeo or Bending Spoons US or Bending Spoons S.p.A. or any of their respective subsidiaries; and

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accepting any operational restrictions or otherwise taking or committing to take actions that may limit Bending Spoons US’ or Bending Spoons S.p.A.’s or any of their subsidiaries’ freedom of action with respect to, or its ability to retain, any of the assets, properties, licenses, rights, product lines, operations or businesses of Bending Spoons US, Bending Spoons S.p.A. or Vimeo or any of their respective subsidiaries, in each case, as may be required in order to avoid the entry of, or to effect the lifting or dissolution of, any injunction, temporary restraining order, or other order in any suit or proceeding which would otherwise have the effect of preventing or delaying the closing, as applicable.

Notwithstanding the foregoing, none of Bending Spoons US or Bending Spoons S.p.A. or any of their respective subsidiaries will be required to (i) accept any operational restrictions or otherwise take or commit to take actions that limit freedom of action of or (ii) sell, divest, separate or dispose of any assets, properties or businesses of (A) Bending Spoons US or Bending Spoons S.p.A., or any of their subsidiaries if any such operational restrictions, divestitures or actions, as applicable, would reasonably be expected to give rise to or result in a material adverse effect on the value of Bending Spoons US or Bending Spoons S.p.A., and their subsidiaries, taken as a whole or (B) Vimeo or any of its subsidiaries if any such operational restrictions, divestitures or actions, as applicable, would reasonably be expected to give rise to or result in a material adverse effect on the value of Vimeo and its subsidiaries, taken as a whole.
Prior to the closing of the transactions contemplated by the merger agreement, neither Bending Spoons US or Bending Spoons S.p.A., nor their subsidiaries will acquire or agree to acquire any entity, business, equity or assets of any person, including any individual, entity, or group, if the entering into of a definitive agreement relating to, or the consummation of, such acquisition would reasonably be expected to prevent or delay beyond the outside date the receipt of any nonactions, waivers, approvals, orders and authorization from governmental entities (including those in connection with applicable competition laws) in connection with the merger or the other transactions contemplated by the merger agreement.
Employee Benefit Matters
During the one-year period following the closing, Bending Spoons US will provide or will cause the Bending Spoons US subsidiaries, including Vimeo after the merger, which we refer to as the surviving corporation, to provide to each employee of Vimeo and its subsidiaries who remains employed after the closing, which we refer to as continuing employees, (i) base salary or wages that are not less than those provided to the continuing employees immediately prior to the effective time and (ii) other employee benefits (excluding equity or equity-based compensation, retention, change in control, transaction or one-time bonuses, defined benefit pension, nonqualified deferred compensation benefits, retiree health or welfare benefits or severance benefits) that are no less favorable in the aggregate than the other employee benefits (excluding equity or equity-based compensation, retention, change in control, transaction or one-time bonuses, defined benefit pension, nonqualified deferred compensation benefits, retiree health or welfare benefits or severance benefits) provided to the continuing employees immediately prior to the effective time. For the one-year period following the closing, Bending Spoons US will, or will cause the Bending Spoons US subsidiaries, including the surviving corporation, to, provide each continuing employee with severance benefits that are no less favorable than the severance benefits set forth on the specified confidential disclosure schedules.

Bending Spoons US will, or will cause the Bending Spoons US subsidiaries, including the surviving corporation, to pay the 2025 annual bonuses in an aggregate amount equal to the funding level as agreed upon between Bending Spoons US and Vimeo, which we refer to as the 2025 annual bonus amount, which will be paid in the calendar year 2026 at the time annual bonuses have historically been paid to employees of Vimeo and its subsidiaries, and in any event, no later than March 15, 2026; provided that, (i) the participants and the individual bonus amount to be paid to each participant will be determined by Vimeo, and such information will be provided by Vimeo to Bending Spoons US prior to the closing,(ii) any participant who is involuntarily terminated without cause on or after the closing and prior to the payment date of such bonus will be entitled to receive the bonus, payable at the same time as the 2025 annual bonuses are paid to other active employees of Vimeo and its subsidiaries and (iii) certain portions of the 2025 annual bonus amount will be paid at the closing of the merger, as described elsewhere in this proxy statement. If the closing has not occurred before February 1, 2026, Vimeo and its subsidiaries will pay the 2025 annual bonus amount on the same terms as described above.
With respect to the calendar year 2026, Bending Spoons US will provide or cause the Bending Spoons US subsidiaries, including the surviving corporation, to provide to each continuing employee short-term incentive compensation opportunities that are no less than the short-term incentive compensation opportunities provided to such continuing employee immediately prior to the effective time.
Bending Spoons US will use commercially reasonable efforts, or will cause the Bending Spoons US subsidiaries, including the surviving corporation to use commercially reasonable efforts, to (i) waive any preexisting condition limitations otherwise applicable to continuing employees and their eligible dependents under any plan maintained by Bending Spoons US or any of its affiliates (including the surviving corporation) that provides health benefits in which continuing employees are eligible to participate following the closing, other than any limitations that were in effect with respect to such continuing employees as of the closing under the analogous Vimeo employee benefit plan; (ii) honor any deductible, co-payment and out-of-pocket maximums incurred by a continuing employee and his or her eligible dependents under the health plans in which such continuing employee participated immediately prior to the closing during the portion of the plan year prior to the closing in satisfying any deductibles, co-payments or out-of-pocket maximums under health plans maintained by Bending Spoons US or any of its affiliates (including the surviving corporation) in which such continuing employee is eligible to participate after the closing in the same plan year in which such deductibles, co-payments or out-of-pocket maximums were incurred; and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to a continuing employee and his or her eligible dependents on or after the closing, in each case to the extent such continuing employee or eligible dependent had satisfied any similar limitation or requirement under an analogous Vimeo employee benefit plan prior to the closing.
With respect to benefit plans maintained by the surviving corporation (including any vacation, paid time-off and severance plans), for all purposes, including for determining eligibility to participate, level of benefits and vesting, Bending Spoons US will, or will cause the Bending Spoons US subsidiaries, including the surviving corporation, to treat each continuing employee’s service with Vimeo or any of its subsidiaries, as reflected in Vimeo’s records, as service with the surviving corporation; provided, however, that, such service need not be recognized to the extent that such recognition would result in any duplication of benefits with respect to the same period of service and the foregoing service credit will not apply with respect to any defined benefit pension or retiree health or welfare benefits.
If requested by Bending Spoons US before the closing date, Vimeo will take all actions necessary to commence a termination process for any and all Vimeo benefit plans intended to qualify under Section 401 of the Code, which plans we refer to collectively as the Vimeo 401(k) plan. If the Vimeo 401(k) plan is terminated, Bending Spoons US will designate a tax-qualified defined contribution retirement plan that is sponsored by Bending Spoons US or one of its affiliates, which we refer to as the Bending Spoons 401(k) plan, that will cover eligible continuing employees effective as soon as administratively practicable after the closing date. In connection with the termination of the Vimeo 401(k) plan, Bending Spoons US will cause the Bending Spoons 401(k) plan to accept from the Vimeo 401(k) plan the “direct rollover” of the account balance (but excluding the in-kind rollover of promissory notes evidencing all outstanding loans) of each continuing employee who participated in the Vimeo 401(k) plan as of the date such plan is terminated and who elects such direct rollover in accordance with the terms of the Vimeo 401(k) plan and the Code, subject to reasonable administrative procedures.

No continuing employee (including any beneficiary or dependent thereof) or other service provider will be regarded as a third-party beneficiary of the merger agreement. Nothing in the merger agreement will: (i) guarantee employment or service for any period of time or preclude the ability of Bending Spoons US, the surviving corporation or their respective affiliates to terminate the employment or service of any continuing employee at any time and for any reason; (ii) require Bending Spoons US, the surviving corporation or any of their respective affiliates to adopt or continue any Vimeo benefit plan or any other employee benefit plans, agreements, arrangements, programs, policies or contracts at any time, or prevent the amendment, modification or termination thereof following the closing; or (iii) amend any Vimeo benefit plans or other employee benefit plans, agreements, arrangements, programs, policies or contracts.
Directors’ and Officers’ Indemnification and Insurance
Bending Spoons US has agreed to, from and after the effective time, cause the surviving corporation to indemnify, defend and hold harmless, and advance expenses for acts or omissions existing or occurring at or prior to the effective time in favor of the current or former directors or officers or employees (employees are only to be indemnified to the extent set forth on the confidential disclosure schedules) of Vimeo and its subsidiaries (in each case, when acting in such capacity), which we collectively refer to as the indemnitees, to the fullest extent permitted under applicable law and as provided in their respective certificate of incorporation or bylaws (or comparable organizational documents). This provision will survive the merger and will continue in full force and effect in accordance with their terms.
For a period of no less than six years from and after the effective time, Bending Spoons US agreed to cause the surviving corporation to (i) maintain in effect the exculpation, indemnification and advancement of expenses provisions as set forth in the respective certificate of incorporation or bylaws (or comparable organizational documents) of Vimeo and its subsidiaries and (ii) not amend, repeal or otherwise modify any such provisions in any manner that could adversely affect the rights of any indemnitee.
The surviving corporation will obtain, and Bending Spoons US will cause the surviving corporation to obtain, as of the effective time, a “tail” insurance policy with a claims period of six years from the effective time with respect to directors’ and officers’ liability, employment practices liability and fiduciary liability insurance covering the indemnitees and the other natural persons who are covered by Vimeo and its subsidiaries’ directors and officers liability, employment practices liability and fiduciary liability insurance in effect as of the effective time. The coverage must be for acts, omissions, facts, events and other matters occurring at or prior to the effective time which is on terms and conditions no less favorable than the current insurance. However, Bending Spoons US and the surviving corporation are not required to pay an aggregate annual premium in excess of 300% of the last annual premium paid by Vimeo prior to the effective time; provided that, if such insurance is not available or the aggregate annual premium for such insurance exceeds 300%, the surviving corporation will, at a minimum, obtain the most advantageous coverage available for such 300% amount.
Guaranty
Guarantor provided a guaranty to Vimeo, the surviving corporation and their successors and assigns, with respect to the covenants, agreements and other obligations of Bending Spoons US and Merger Sub, including the due, punctual and full payment and performance of Bending Spoons US’ and Merger Sub’s (including their permitted designees’ and assigns’) obligations under the merger agreement when due (including, in connection with any breach of any of Bending Spoons US’ and Merger Sub’s representations, warranties or covenants in the merger agreement), subject to any and all limitations on Bending Spoons US’ and Merger Sub’s covenants, agreements and other obligations under the merger agreement.
Other Covenants and Agreements
The merger agreement contains certain other covenants and agreements, including covenants relating to, among other things:
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confidentiality of and access by Bending Spoons US to certain information about Vimeo;

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preparation by Vimeo of this proxy statement;

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Vimeo and Bending Spoons US providing each other with certain notices;

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consultation between Vimeo and Bending Spoons US in connection with public statements with respect to the transactions contemplated by the merger agreement;

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the treatment of equity awards of Vimeo, which is described in the section entitled “Terms of the Merger Agreement — Merger Consideration — Treatment of Equity Compensation” beginning on page 56;

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Vimeo taking actions reasonably available to it to render takeover statutes inapplicable to the transactions contemplated by the merger agreement;

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Vimeo and Bending Spoons US taking steps reasonably necessary to cause the transactions contemplated by the merger agreement to be exempt under Section 16 of the Exchange Act;

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Vimeo providing prompt notice to Bending Spoons US of, and giving Bending Spoons US the opportunity to participate in the defense of, any stockholder litigation;

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Vimeo cooperating with Bending Spoons US and using its reasonable best efforts to cause company common stock to be delisted from NASDAQ as promptly as practicable after the effective time and deregistered pursuant to the Exchange Act as promptly as practicable after such delisting;

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Vimeo using its reasonable best efforts to deliver director resignations to Bending Spoons US, which resignations will be effective at the effective time;

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Vimeo delivering a statement and notice to the IRS in accordance with Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h), dated no more than thirty days prior to the closing date;

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Vimeo and Bending Spoons US acknowledging and agreeing that the merger agreement is not intended to give Bending Spoons US or Merger Sub, on the one hand, or Vimeo, on the other hand, the right to control or direct the business of the other at any time prior to the effective time; and

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Vimeo using commercially reasonable efforts to reasonably cooperate with any securities offering transaction of Bending Spoons US.

Conditions to the Closing of the Merger
The respective obligations of Bending Spoons US, Merger Sub and Vimeo to effect the merger are subject to the satisfaction or waiver (to the extent not prohibited by applicable law) on or prior to the effective time of the following conditions:
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receipt of Vimeo stockholder approval of the merger proposal;

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the consummation of the merger having not been restrained, enjoined or prohibited by any order (whether temporary, preliminary or permanent) of a court or governmental entity of competent jurisdiction, and there not being in effect any law enacted, issued or promulgated by any governmental entity of competent jurisdiction that prevents the consummation of the merger; and

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(i) any waiting period (or any extension thereof) under the HSR Act having expired or been terminated and (ii) the other required waiting, notice, approval or review periods under the laws of the jurisdictions set forth in the confidential disclosure schedules (as extended by any applicable governmental entity) having expired, been terminated or obtained, as applicable;

The obligations of Bending Spoons US and Merger Sub to effect the merger and the transactions contemplated by the merger agreement are further subject to the satisfaction or waiver (to the extent not prohibited by applicable law) on or prior to the closing date of the following conditions:
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the representations and warranties of Vimeo relating to organization, good standing and corporate power of Vimeo and each of its subsidiaries, the authority to enter into the merger agreement, the approval of the merger agreement by the Vimeo Board of Directors, the stockholder vote required for adoption of the merger agreement and broker’s fees being true and correct in all material respects as of the date of the merger agreement and at and as of the closing date as though made at and as of the closing date (except for representations and warranties that relate to a specific date or time which need only be so true and correct as of such date or time);

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the representations and warranties of Vimeo relating to capitalization matters, as specified in the merger agreement, being true and correct in all respects except for any de minimis inaccuracies as of the date of the merger agreement and at and as of the closing date as though made at and as of the closing date (except for representations and warranties that relate to a specific date or time which need only be so true and correct as of such date or time);

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all other representations and warranties of Vimeo set forth in the merger agreement, other than those referenced in the two preceding bullet points above, being true and correct (without giving effect to any qualifications as to materiality or material adverse effect or other similar qualifications contained in the merger agreement) as of the date of the merger agreement and at and as of the closing date as though made at and as of the closing date (except for representations and warranties that relate to a specific date or time which need only be so true and correct as of such date or time), except in the case of this bullet point where the failure to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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Vimeo having performed or complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under the merger agreement at or prior to the effective time; provided that (i) no failure to provide any notice under the notice covenant will cause the failure of this condition to be satisfied and (ii) no failure to perform the obligations under the “certain cooperation” covenant will cause the failure of this condition to be satisfied;

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since the date of the merger agreement, no Vimeo material adverse effect having occurred; and

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Vimeo having delivered a certificate, dated as of the closing date, and signed by an executive officer of Vimeo certifying that the conditions set forth in the five preceding bullet points have been satisfied.

The obligation of Vimeo to effect the merger and the transactions contemplated by the merger is further subject to the satisfaction or waiver (to the extent not prohibited by applicable law) on or prior to the closing date of the following conditions:
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the representations and warranties of Bending Spoons US and Merger Sub relating to financing being true and correct in all material respects at and as of the closing date as though made at and as of the closing date (except for representations and warranties that relate to a specific date or time which need only be so true and correct as of such date or time);

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all other representations and warranties of Bending Spoons US and Merger Sub set forth in the merger agreement, other than those referenced in the preceding bullet point above, being true and correct (without giving effect to any qualifications as to materiality or material adverse effect or other similar qualifications contained in the merger agreement) as of the date of the merger agreement and at and as of the closing date as though made at and as of the closing date (except for representations and warranties that relate to a specific date or time which need only be so true and correct as of such date or time), except in the case of this bullet point where the failure to be true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect;

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Bending Spoons US and Merger Sub having performed or complied in all material respects all obligations, covenants and agreements required to be performed or complied with by them under the merger agreement at or prior to the effective time; and

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Bending Spoons US having delivered a certificate, dated as of the closing date, and signed by an executive officer of Bending Spoons US certifying that the conditions set forth in the three preceding bullet points have been satisfied.

Termination of the Merger Agreement
Termination
The merger agreement may be terminated, and the merger may be abandoned, at any time prior to the effective time:
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by the mutual written consent of Bending Spoons US and Vimeo;

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by either Vimeo or Bending Spoons US, if:

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the Vimeo stockholder approval of the merger agreement has not been obtained upon a vote taken at the duly convened special meeting or any adjournment or postponement thereof;

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any court of competent jurisdiction or other governmental entity of competent jurisdiction has enacted, issued or promulgated any law or order or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting, prior to the effective time, the consummation of the merger, and such law, order or other action has become final and non-appealable; provided that, the right to terminate the merger agreement pursuant to this bullet point will not be available to a party (and in the case of Bending Spoons US, including Merger Sub) whose action or failure to perform or comply with any provision of the merger agreement was a primary cause of such law or order to be enacted, issued or promulgated or the failure to remove such law or order; or

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the effective time has not occurred on or before 11:59 p.m., New York City time, on September 10, 2026 (which we refer to as the initial outside date); provided that, in the event that, (i) at the initial outside date, all of the conditions in the merger agreement other than certain regulatory conditions, as specified in the merger agreement, have been satisfied (other than conditions that by their nature are to be satisfied at the closing and which conditions are capable of being satisfied at such time), or have been waived by Bending Spoons US and Merger Sub or Vimeo, as applicable, then the outside date will automatically be extended to 11:59 p.m., New York City time, on December 10, 2026 (which we refer to as the first extended outside date), unless Bending Spoons US and Vimeo mutually agree to an earlier first extended outside date and (ii) at the first extended outside date, all of the conditions in the merger agreement other than certain regulatory conditions, as specified in the merger agreement, have been satisfied (other than conditions that by their nature are to be satisfied at the closing and which conditions are capable of being satisfied at such time), or have been waived by Bending Spoons US and Merger Sub or Vimeo, as applicable, then the outside date will automatically be extended to 11:59 p.m., New York City time, on March 10, 2027 (which we refer to as the second extended outside date and collectively with the initial outside date and the first extended outside date, we refer to as the outside date), unless Bending Spoons US and Vimeo mutually agree to an earlier second extended outside date.

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by Bending Spoons US:

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at any time prior to receipt of the Vimeo stockholder approval of the merger agreement if (i) the Vimeo Board of Directors effects a Board of Directors recommendation change or (ii) Vimeo willfully and materially breaches its “no shop” covenant; or

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if (i) Vimeo has breached any of its representations, warranties or covenants contained in the merger agreement, in each case, such that any condition to the obligations of Bending Spoons US and Merger Sub contained in the merger agreement is not capable of being satisfied while such breach is continuing, (ii) Bending Spoons US delivered to Vimeo written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions to the obligations of Bending Spoons US and Merger Sub prior to the applicable outside date or, if capable of cure, has not been cured by the earlier of the date that is 30 days following the date of delivery of such written notice to Vimeo or the outside date; provided, however, that, Bending Spoons US may not terminate the merger agreement pursuant to this provision if Bending Spoons US or Merger Sub is then in breach of any of its representations, warranties or covenants contained in the merger agreement, and such breach would result in the failure of the conditions to the obligations of Vimeo to be satisfied.

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by Vimeo:

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at any time prior to receipt of the Vimeo stockholder approval of the merger agreement, if (i) Vimeo received a superior proposal after the date of the merger agreement, (ii) the Vimeo Board of Directors authorized Vimeo to enter into a definitive agreement to consummate the transactions contemplated by such superior proposal following the procedures described in the section entitled “Terms of the Merger Agreement — Additional Agreements — Change of Recommendation” beginning on page 65, (iii) Vimeo complied in all material respects with the terms described in the sections entitled “Terms of the Merger Agreement — Additional Agreements — No Solicitation” and “Terms of the Merger Agreement — Additional Agreements — Change of Recommendation” beginning on page 64 and 65, respectively, with respect to such superior proposal and (iv) substantially concurrently with (and as a condition to) such termination Vimeo has paid (or causes to be paid) Bending Spoons US the termination fee (we refer to this termination right as the Vimeo superior proposal termination right);
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if (i) Bending Spoons US or Merger Sub has breached any of its representations, warranties or covenants contained in the merger agreement, in each case, such that any condition to the obligations of Vimeo contained in the merger agreement is not capable of being satisfied while such breach is continuing, (ii) Vimeo delivered to Bending Spoons US written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions to the obligations of Vimeo prior to the applicable outside date or, if capable of cure, has not been cured by the earlier of the date that is 30 days following the date of delivery of such written notice to Bending Spoons US or the outside date; provided, however, that, Vimeo may not terminate the merger agreement pursuant to this provision if Vimeo is then in breach of any of its representations, warranties or covenants contained in the merger agreement, and such breach would result in the failure of the conditions to the obligations of Bending Spoons US and Merger Sub to be satisfied.

Effect of Termination
In the event of termination of the merger agreement by either Vimeo or Bending Spoons US as described above under the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination” beginning on page 73, the merger agreement will become void and have no further force and effect, and there will not be any liability or obligation on the part of Bending Spoons US, Merger Sub or Vimeo or their respective subsidiaries, officers, directors or representatives, except that:
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no termination will affect Vimeo and its representatives’ right to not prepare any reports, analyses, appraisals or opinions;

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no termination will affect the public announcements covenant between the parties;

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certain other provisions of the merger agreement, including provisions with respect to the allocation of fees and expenses, including, if applicable, the termination fees described in the section entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75, will survive such termination; and

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no termination will relieve any party from liability or damages incurred or suffered as a result of a willful and material breach (as described below) of any of its respective representations, warranties, covenants or other agreements set forth in the merger agreement prior to such termination, and the aggrieved party will be entitled to all remedies available at law or in equity.

For the purpose of the merger agreement, “willful and material breach” means a material breach by a party of the merger agreement that is a consequence of an act or an omission undertaken or omitted by the breaching party with the actual knowledge that the taking of such act or omission would result in such breach; any failure by any party to consummate the merger and the other transactions after the applicable conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, which conditions would be capable of being satisfied at such time) will constitute a willful and material breach.
Termination Fees
Under the merger agreement, Vimeo will be required to pay a termination fee equal to $40.1 million in connection with a termination of the merger agreement under the following circumstances:
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in the event the merger agreement is terminated by Bending Spoons US due to Vimeo effecting a Board of Directors recommendation change, then the termination fee will be paid within two business days of such termination;

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if (a) the merger agreement is terminated by (i) either Vimeo or Bending Spoons US if the requisite stockholder approval for the merger agreement proposal is not obtained at the special meeting, (ii) either Vimeo or Bending Spoons US if the merger has not been consummated on or before the outside date (as may be extended) or (iii) Bending Spoons US, at any time prior to the effective time, if Vimeo has breached any representation, warranty or covenant, such that the conditions relating to the accuracy of Vimeo’s representations and warranties or performance of covenants would fail to be satisfied and such breach is not capable of cure in a manner sufficient to allow satisfaction of such conditions after written notice to Vimeo or is capable of cure but not cured by the earlier of (x) the date that is thirty days following delivery of written notice to Vimeo or (y) the outside date (as may be extended), (b) an acquisition proposal has been publicly announced and not withdrawn prior to, in the case of termination due to clause (i) above, the date of the special meeting or, in the case of termination due to clauses (ii) or (iii) above, prior to the date of termination and (c) within 12 months of the termination of the merger agreement, Vimeo enters into a definitive agreement with respect to an acquisition proposal or an acquisition transaction is consummated, then, in each case, the termination fee will be paid within two business days of the consummation of such transaction; or

•
in the event the merger agreement is terminated by Vimeo pursuant to the Vimeo superior proposal termination right, then the termination fee will be paid substantially concurrently with such termination;

If Bending Spoons US receives payment of the termination fee under the circumstances described above, the receipt of the termination fee will be (i) the sole and exclusive remedy of Bending Spoons US and Merger Sub against Vimeo and its subsidiaries and any of their respective direct or indirect former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, attorneys, agents, affiliates or assignees of any of the foregoing and (ii) deemed to be liquidated damages for any and all damages or losses suffered or incurred by Bending Spoons US, Merger Sub or any of its affiliates in connection with the merger agreement and the termination of the merger agreement (or any matter forming the basis for such termination), and none of Bending Spoons US, Merger Sub or any of their respective affiliates will be entitled to bring any proceeding or otherwise be entitled to any remedy against Vimeo or any of its related parties, at law or in equity or otherwise, arising from or in connection with the merger agreement (including the termination thereof) or any of the transactions contemplated by the merger agreement.
In no event will Vimeo be required to pay the termination fees described above on more than one occasion.
Expenses
Except as described above under the sections entitled “Terms of the Merger Agreement — Termination of the Merger Agreement — Effect of Termination” and “Terms of the Merger Agreement — Termination of the Merger Agreement — Termination Fees” beginning on page 75 and 75, respectively, each party bears its own fees and expenses incurred in connection with the merger agreement and the transactions contemplated thereby.
Amendment and Waiver
Amendment
The merger agreement may be amended by each of Bending Spoons US, Merger Sub and Vimeo at any time prior to the effective time; provided, however, that, after receipt of the requisite approval for the merger agreement proposal, no amendment may be made that, by law or in accordance with the rules of any relevant stock exchange, requires further approval by Vimeo’s stockholders without such approval. Notwithstanding the foregoing, the merger agreement may not be amended, except by an instrument in writing signed by the parties to the merger agreement.

Waiver; Extension
At any time prior to the effective time, subject to applicable law, Bending Spoons US and Merger Sub, on the one hand, and Vimeo, on the other hand, may:
•
extend the time for the performance of any of the obligations or other acts of the other;

•
waive any breach of the representations and warranties of the other contained in the merger agreement or document delivered in connection with the merger; or

•
waive compliance by the other with any of the agreements or covenants contained in the merger agreement.

Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound. Notwithstanding the foregoing, no failure or delay by Bending Spoons US, Merger Sub or Vimeo in exercising any power, right, privilege or remedy under the merger agreement will operate as a waiver nor will any single or partial exercise preclude any other or further exercise of any other power, right, privilege or remedy under the merger agreement.
Governing Law
The merger agreement is governed by, and construed in accordance with, the laws of the state of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.
Specific Performance
The parties will be entitled to an injunction or injunctions to prevent breaches of the merger agreement and to specific performance of the terms of the merger agreement, in addition to any other remedy to which they are entitled at law or in equity. The parties have further agreed to waive (i) any requirement for the securing or posting of any bond or proof of actual damages in connection with obtaining specific performance or injunctive relief and (ii) the defense of adequacy of a remedy at law and the defense that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Vimeo’s, Bending Spoons US’, Guarantor’s or Merger Sub’s pursuit of specific performance will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by the other party in the case of a breach of the merger agreement involving a willful and material breach.
In the event any party to the merger agreement brings any action, claim, complaint, suit, action or other proceeding to specifically enforce the performance of the terms and provisions of the merger agreement, the outside date will automatically be extended to the 10th business day following the resolution of such proceeding or such other time period established by the court presiding over such proceeding.
PROPOSAL 2: ADVISORY VOTE ON MERGER-RELATED EXECUTIVE
COMPENSATION ARRANGEMENTS
The Merger-Related Compensation Proposal
Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the payment of certain compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger, as disclosed in the section of this proxy statement entitled “Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Potential Payments to Executives upon Termination in Connection with a Change in Control” beginning on page 48. We are asking our stockholders to approve, on a non-binding, advisory basis, a resolution relating to the compensation that will or may become payable to the named executive officers of Vimeo in connection with the merger.

The Vimeo Board of Directors encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement. The Vimeo Board of Directors unanimously recommends that you vote “FOR” the following resolution:
“RESOLVED, that the stockholders of Vimeo, Inc. approve, on a non-binding, advisory basis, the compensation that will or may become payable to Vimeo’s named executive officers that is based on or otherwise relates to the merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled ‘Proposal 1: Adoption of the Merger Agreement — The Merger — Interests of the Non-Employee Directors and Executive Officers of Vimeo in the Merger — Golden Parachute Compensation’ in Vimeo’s proxy statement for the special meeting.”
Stockholders should note that this proposal is not a condition to completion of the merger, and as an advisory vote, the result will not be binding on Vimeo, the Vimeo Board of Directors or Bending Spoons US. Further, the underlying plans and arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is consummated our named executive officers will be entitled to receive the compensation that is based on or otherwise relates to the merger in accordance with the terms and conditions applicable to that compensation.
Vote Required and Board of Directors Recommendation
Approval of the merger-related compensation proposal requires the affirmative vote of a majority of the shares entitled to vote which are present, in person (including virtually) or by proxy, and voting at the special meeting, provided a quorum is present.
The Vimeo Board of Directors unanimously recommends that you vote “FOR” the merger-related compensation proposal.
PROPOSAL 3: ADJOURNMENT OF THE SPECIAL MEETING
The Adjournment Proposal
We are asking you to approve a proposal to approve one or more adjournments of the special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting. If our stockholders approve the adjournment proposal, we could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against adoption of the merger agreement. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient voting power of votes against adoption of the merger agreement such that the proposal to adopt the merger agreement would be defeated, we could adjourn the special meeting without a vote on the adoption of the merger agreement and seek to convince the holders of those shares to change their votes to votes in favor of adoption of the merger agreement. Additionally, we may seek to adjourn the special meeting if a quorum is not present at the special meeting, subject to the terms of the merger agreement.
Vimeo does not intend to call a vote on this proposal if the merger proposal is approved by the requisite voting power of shares at the special meeting.
Vote Required and Board of Directors Recommendation
Approval of the proposal to approve one or more adjournments of the special meeting requires the affirmative vote of a majority of the voting power of the shares entitled to vote which are present, in person (including virtually) or by proxy, at the special meeting, whether or not a quorum is present.
The Vimeo Board of Directors believes that it is in the best interests of Vimeo and its stockholders to be able to adjourn the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies in respect of the merger agreement proposal if there are insufficient votes to adopt the merger agreement at the then-scheduled date and time of the special meeting.

The Vimeo Board of Directors unanimously recommends that you vote “FOR” the adjournment proposal.
MARKET PRICES AND DIVIDEND DATA
Company common stock is listed on the NASDAQ under the symbol “VMEO.” As of the close of business on the record date, there were 167,746,769 shares of company common stock issued, of which 157,950,354 shares are outstanding and held by approximately 637 stockholders of record, and 9,399,250 shares of Class B common stock issued and outstanding and held by 1 stockholder of record.
The following table sets forth, for the indicated periods, quarterly high and low intraday prices of company common stock for the periods shown as reported by the NASDAQ:
	High	Low
FY 2025 – Quarter Ended
December 31 (through October 21)	$7.80	$7.72
September 30	$7.78	$3.64
June 30	$5.34	$3.85
March 31	$7.14	$5.24
FY 2024 – Quarter Ended
December 31	$7.90	$4.64
September 30	$5.39	$3.45
June 30	$4.28	$3.43
March 31	$5.77	$3.57
FY 2023 – Quarter Ended
December 31	$4.39	$3.02
September 30	$4.85	$3.44
June 30	$4.74	$3.12
March 31	$5.19	$3.30
The closing price of Vimeo’s common stock on the NASDAQ on September 9, 2025, the last trading day prior to announcement of the merger, was $4.81 per share. On October 21, 2025, the latest practicable trading day before the date of this proxy statement, the closing price of company common stock on the NASDAQ was $7.74 per share. You are encouraged to obtain current market quotations for company common stock. No assurance can be given concerning the market price for company common stock before the date on which the merger will be completed. The market price for company common stock will fluctuate between the date of this proxy statement and the date on which the merger is completed.
Since the completion of its spin-off from IAC Inc. (formerly InterActiveCorp) in 2021, Vimeo has never declared or paid any cash dividends on its shares. Furthermore, under the terms of the merger agreement, from the date of the merger agreement until the earlier of the effective time or the termination of the merger, Vimeo may not declare, set aside or pay any dividends without the prior written consent of Bending Spoons US.
Following the merger, there will be no further market for shares of company common stock and we anticipate that our stock will be delisted from the NASDAQ and deregistered under the Exchange Act. As a result, following the merger and such deregistration, we would no longer file periodic reports with the SEC.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents, as of October 21, 2025, information relating to the beneficial ownership of company common stock and Class B common stock by: (1) each person known by Vimeo to beneficially own more than 5% of the outstanding shares of company common stock and/or Class B common stock,

(2) each director, (3) each Vimeo named executive officer, (4) all current directors and executive officers as a group and (5) certain other stockholders. As of October 21, 2025, there were 167,746,769 shares of company common stock issued, of which 157,950,354 shares are outstanding, and 9,399,250 shares of Class B common stock outstanding.
Unless otherwise indicated, the beneficial owners listed below may be contacted at Vimeo’s corporate headquarters located at 330 West 34th Street, 5th Floor, New York, New York 10001. For each listed person, the number of shares of company common stock and percent of such class listed includes vested Vimeo SARs and Vimeo options, and assumes the conversion of any shares of Class B common stock owned by such person and the vesting of any Vimeo SARs, Vimeo options and/or RSUs scheduled to occur within 60 days of October 21, 2025, but does not assume the conversion, exercise or vesting of any such equity securities owned by any other person. Shares of Class B common stock may, at the option of the holder, be converted on a one-for-one basis into shares of company common stock. The percentage of votes for all classes of capital stock is based on one vote for each share of company common stock and 10 votes for each share of Class B common stock.
	Company Common Stock		Class B Common Stock		Percent of Vote
Name and Address of Beneficial Owner	Number of Shares Owned	% of Class Owned	Number of Shares Owned	% of Class Owned	(All Classes)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	17,220,182(1)	10.9%	—	—	6.8%
Lynrock Lake LP 2 International Drive, Suite 130 Rye Brook, NY 10573	15,017,039(2)	9.5%	—	—	6.0%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	12,115,246(3)	7.7%	—	—	4.8%
Divisar Capital Management, LLC 275 Sacramento Street, 8th Floor San Francisco, CA 94111	8,420,025(4)	5.3%	—	—	3.3%
Barclays PLC 1 Churchill Place London, United Kingdom E14 5HP	8,027,418(5)	5.1%	—	—	3.2%
Barry Diller	10,014,087(6)	6.0%	9,399,250(7)	100%	37.6%
Philip Moyer	480,335(8)	*	—	—	*
Austin Kaplicer	47,630(8)	*	—	—	*
Jessica Tracy	109,625(8)	*	—	—	*
Bob Petrocelli	188,883(8)	*	—	—	*
Javier Ortega Estrada	110,445(8)	*	—	—	*
Adam Cahan	—	—	—	—	—
Adam Gross	228,221(8)	*	—	—	*
Jay Herratti	101,482(8)	*	—	—	*
Lydia Jett	—	—	—	—	—
Kirsten Kliphouse	—	—	—	—	—
Mo Koyfman	95,480(8)	*	—	—	*
Glenn H. Schiffman	723,180(9)	*	—	—	*
Alexander von Furstenberg	176,600(10)	*	—	—	*
All current executive officers and directors as a group (13 persons)	2,261,881	1.4%	—	—	0.9%

*
The percentage of shares beneficially owned does not exceed 1% of the class.

(1)
Based upon information regarding Vimeo holdings reported by way of Amendment No. 2 to Schedule 13G filed by The Vanguard Group, which we refer to as Vanguard, with the SEC on January 10, 2024. Vanguard beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Vanguard has shared voting power over 115,786 shares of company common stock, sole dispositive power over 16,955,304 shares of company common stock, and shared dispositive power over 264,878 shares of company common stock listed in the table above.

(2)
Based upon information regarding Vimeo holdings reported by way of a Schedule 13G filed by Lynrock Lake LP, which we refer to as Lynrock Lake, with the SEC on November 14, 2024. Lynrock Lake beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Lynrock Lake has sole voting power and sole dispositive power over 15,017,039 shares of company common stock listed in the table above.

(3)
Based upon information regarding Vimeo holdings reported by way of Amendment No. 3 to Schedule 13G filed by BlackRock, Inc., which we refer to as BlackRock, with the SEC on April 17, 2025. BlackRock has sole voting power over 11,848,017 shares of company common stock and sole dispositive power over 12,115,246 shares of company common stock listed in the table above.

(4)
Based upon information regarding Vimeo holdings reported by way of Amendment No. 2 to Schedule 13G filed by Divisar Capital Management, LLC, which we refer to as Divisar, with the SEC on June 25, 2025. Divisar beneficially owns the Vimeo holdings disclosed in the table above in its capacity as an investment adviser. Divisar has shared voting power and shared dispositive power over 8,420,025 shares of company common stock listed in the table above.

(5)
Based upon information regarding Vimeo holdings reported by way of Amendment No. 1 to Schedule 13G filed by Barclays PLC, which we refer to as Barclays, with the SEC on March 21, 2025. Barclays beneficially owns the Vimeo holdings disclosed in the table above in its capacity as a parent holding company. Barclays has shared voting power and shared dispositive power over 8,027,418 shares of company common stock listed in the table above.

(6)
Consists of (i) 612,060 shares of company common stock held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power, (ii) 2,777 shares of company common stock held by a family foundation as to which Mr. Diller may be deemed to share voting and investment power and as to which Mr. Diller disclaims beneficial ownership, and (iii) 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of company common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power.

(7)
Consists of 9,399,250 shares of Vimeo Class B common stock, which are convertible on a one-for-one basis into shares of company common stock, held directly by Mr. Diller and/or through the Arrow Trust, over which Mr. Diller has sole investment and voting power.

(8)
Consists of shares of company common stock held directly by the respective beneficial owner.

(9)
Consists of (i) 104,627 shares of company common stock held directly by Mr. Schiffman and (ii) 618,553 shares of company common stock underlying vested options to purchase company common stock held by Mr. Schiffman.

(10)
Consists of (i) 173,823 shares of company common stock held directly by Mr. von Furstenberg and (ii) 2,777 shares of company common stock held by a family foundation as to which Mr. von Furstenberg may be deemed to share voting and investment power and as to which Mr. von Furstenberg disclaims beneficial ownership.

APPRAISAL RIGHTS
If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares as determined by the Delaware court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights.” This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares stock following petition to, and an appraisal by, the Delaware court. Persons considering seeking appraisal should recognize that the fair value of their shares determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A copy of Section 262 may be accessed in Appendix C. This summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should carefully review Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. As used in this section entitled “Appraisal Rights,” the word “stockholder” means a holder of record of shares, the words “beneficial owner” mean a person who is the beneficial owner of shares held either in voting trust or by a nominee on behalf of such person and the word “person” means any individual corporation, partnership, unincorporated association or other entity. A person who loses his, her or its appraisal rights will be entitled to receive the merger consideration under the merger agreement.
A holder of record or a beneficial owner of shares who (1) continuously holds such shares through the effective time, (2) has not voted in favor of or otherwise consented to the merger in writing or otherwise withdrawn, lost or waived appraisal rights, (3) strictly complies with the procedures under Section 262, (4) does not thereafter withdraw his, her or its demand for appraisal of such shares and (5) in the case of a beneficial owner, a person who (a) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (b) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (c) provides an address at which such beneficial owner consents to receive notices given by Vimeo and to be set forth on the Chancery list (as defined below), will be entitled to receive the fair value of his, her or its shares exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware court, together with interest, if any, to be paid upon the amount determined to be the fair value.
Section 262 requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified that appraisal rights will be available not less than 20 days before the meeting to vote on the merger. Such notice must include either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes Vimeo’s notice to our stockholders that appraisal rights are available in connection with the merger, in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262, which may be accessed in Appendix C. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your shares, you must satisfy each of the following conditions: you must deliver to Vimeo a written demand for appraisal of your shares before the taking of the vote on the merger, which demand must reasonably inform us of the identity of the holder of record of shares who intends to demand appraisal of his, her or its shares and, for beneficial owners only, such demand must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and must provide an address at which such beneficial owner consents to receive notices given by Vimeo and to be set forth on the

Chancery list; you must not vote or submit a proxy in favor of the proposal to adopt the merger agreement; you must hold your shares continuously through the effective time; and you must comply with the other applicable requirements of Section 262.
A Vimeo stockholder or beneficial owner who elects to exercise appraisal rights must mail his, her or its written demand for appraisal to the following address:
Vimeo, Inc.
Attn: Corporate Secretary
330 West 34th Street, 5th Floor
New York, New York 10001
A record holder who holds shares as a nominee for others, such as a broker, fiduciary, depositary or other nominee, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the demand must set forth the number of shares of company common stock covered by such demand. Where the number of shares is not expressly stated, the demand will be presumed to cover all shares outstanding in the name of such record owner. If you hold your shares through a bank, broker or other nominee and you wish such holder, as the holder of record of your shares, to exercise appraisal rights on your behalf, you should consult with your bank, broker or other nominee to determine the appropriate procedures for the making of a demand for appraisal on your behalf by your bank, broker or other nominee.
Within 10 days after the effective time, the surviving corporation must give written notice that the merger has become effective to each of (1) each Vimeo stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the proposal to adopt the merger agreement and (2) any beneficial owner who has demanded appraisal under Section 262. At any time within 60 days after the effective time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the merger consideration specified by the merger agreement for that person’s shares by delivering to the surviving corporation a written withdrawal of the demand for appraisal.
Within 120 days after the effective time, but not thereafter, the surviving corporation and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 may commence an appraisal proceeding by filing a petition in the Delaware court, with a copy served on the surviving corporation in the case of a petition filed by a stockholder or beneficial owner of shares, demanding a determination of the fair value of the shares held by all persons that have demanded appraisal. There is no present intent on the part of Vimeo or the surviving corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that Vimeo and the surviving corporation will not file such a petition or initiate any negotiations with respect to the fair value of shares. Accordingly, persons who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If, within 120 days after the effective time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration under the merger agreement.
In addition, within 120 days after the effective time, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares not voted in favor of the merger and with respect to which demands for appraisal were received by the surviving corporation and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal, the record holder of such shares will not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement must be given within 10 days after the written request therefor has been received by the surviving corporation or within 10 days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition must be made upon the surviving corporation. The surviving corporation will be required to, within 20 days after such service, file in the office of the register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their shares and with whom the surviving corporation has not reached agreements as to the value of such shares, which we refer to as the Chancery list. The register in Chancery, if so ordered by the Delaware court, must give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to all such persons set forth on the Chancery list.
If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware court will determine which persons have complied with Section 262 and have become entitled to appraisal rights provided thereby. The Delaware court may require the persons who have demanded an appraisal of their shares and who hold shares represented by certificates to submit their certificates of shares to the register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware court may dismiss the proceedings as to such person. If immediately before the merger, the shares of the class or series of stock of the corporation were listed on a national securities exchange, the Delaware court will dismiss the appraisal proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal or (2) the value of the consideration provided in the merger for such total number of shares exceeds $1 million.
Upon application by the surviving corporation or any person entitled to participate in the appraisal proceedings, the Delaware court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Where proceedings are not dismissed, the appraisal proceeding must be conducted in accordance with the rules of the Delaware court, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware court will determine the fair value of shares taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware court, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest will accrue after such payment only on the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware court, and (2) interest theretofore accrued, unless paid by the surviving corporation as part of the pre-judgment payment to the person.
When the fair value of the shares is determined, the Delaware court will direct the payment of such value, with interest thereon, if any, to the persons entitled to receive the same.
Although Vimeo believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware court. Stockholders and beneficial owners should recognize that an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration and that an opinion of an investment banking firm as to the fairness, from a financial point of view, of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. The surviving corporation does not anticipate offering more than the merger consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant shares is less than the merger consideration.
In determining “fair value,” the Delaware court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation.
In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting person’s exclusive remedy.
The cost of the appraisal proceeding may be determined by the Delaware court and taxed upon the parties as the Delaware court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery list who participated in the proceeding and incurred expenses in connection therewith, the Delaware court may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all shares entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware court are subject to appellate review by the Delaware Supreme Court.
From and after the effective time, no person who has duly demanded appraisal in compliance with Section 262 will be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to Vimeo stockholders at a date prior to the effective time.
No appraisal proceeding in the Delaware court will be dismissed as to any person without the approval of the Delaware court, and such approval may be conditioned upon such terms as the Delaware court deems just, including without limitation, a reservation of jurisdiction for any application to the court made under Section 262(j) of the DGCL; provided, however, that this provision will not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger within 60 days after the effective time. If no petition for appraisal is filed with the Delaware court within 120 days after the effective time, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration under the merger agreement.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.

FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, we will have no public stockholders and there will be no public participation in any of our future stockholder meetings. However, if the merger is not completed, Vimeo’s stockholders will continue to be entitled to attend and participate in future annual meetings of stockholders when held. Vimeo will hold an annual meeting of stockholders in 2026 only if the merger has not already been completed, which we refer to as the 2026 annual meeting.
If the 2026 annual meeting is held, stockholders may submit proposals for consideration at our 2026 annual meeting of stockholders. Eligible stockholders who wish to have a proposal considered for inclusion in Vimeo’s proxy materials for presentation at the 2026 annual meeting pursuant to Rule 14a-8 under the Exchange Act must ensure that such proposals are received by Vimeo at its corporate headquarters no later than December 30, 2025. Stockholder proposals submitted for inclusion in Vimeo’s proxy materials must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rules 14a-8. If the date of the 2026 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before Vimeo begins to print and send proxy materials. If that happens, Vimeo will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
Eligible stockholders who wish to present a proposal at the 2026 annual meeting without inclusion of the proposal in Vimeo’s proxy materials are required to provide notice of such proposal to Vimeo no later than March 15, 2026. If Vimeo does not receive notice of the proposal at its corporate headquarters prior to such date, such proposal will be considered untimely for purposes of Rule 14a-4 and 14a-5 of the Exchange Act, and those Vimeo officers who have been designated as proxies for the 2026 annual meeting will accordingly be authorized to exercise discretionary voting authority to vote for or against the proposal. Vimeo reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than Vimeo’s nominees at the 2026 annual meeting must deliver written notice to Vimeo setting forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2026. If we change the date of the 2026 annual meeting by more than 30 days from the date of this year’s annual meeting, your written notice must be received by the later of 60 days prior to the date of the 2026 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting is first made.
All matters submitted must comply with the applicable requirements or conditions established by the SEC and our bylaws. Any proposals of business or nominations should be addressed to: Vimeo, Inc., 330 West 34th Street, 5th Floor, New York, New York 10001, Attn: Corporate Secretary.
HOUSEHOLDING INFORMATION
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding” potentially provides extra convenience for stockholders and cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Vimeo at the address identified below. Vimeo will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Vimeo at its address below, by calling (212) 524-8791 and ask to speak to Investor Relations or by emailing ir@vimeo.com.

Vimeo, Inc.
Attn: Investor Relations
330 West 34th Street, 5th Floor
New York, New York 10001
WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Vimeo through the Investor Relations section of our website at https://investors.vimeo.com/. The information on our website is not, and will not be deemed to be, a part hereof or incorporated into this or any other filings with the SEC.
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.
The following Vimeo filings with the SEC are incorporated by reference:
•
Vimeo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 19, 2025;

•
Vimeo’s Quarterly Reports on Form 10-Q for the fiscal quarter ended June 30, 2025, filed with the SEC on August 4, 2025, and for the fiscal quarter ended March 31, 2025, filed with the SEC on May 5, 2025;

•
Vimeo’s Definitive Proxy Statement on Schedule 14A, as supplemented, filed with the SEC on April 29, 2025; and

•
Vimeo’s Current Reports on Form 8-K filed with the SEC on October 6, 2025; September 11, 2025; September 10, 2025; September 3, 2025; August 29, 2025; August 4, 2025; June 16, 2025, June 10, 2025; May 5, 2025, and February 19, 2025 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement each additional document we may file under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the special meeting or the termination of the merger agreement. These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K (other than current reports on Form 8-K furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K, including any exhibits included with such information, unless otherwise indicated therein) and proxy solicitation materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.
You may obtain any of the documents we file with the SEC, by requesting them in writing or by telephone from us at the following address:
Vimeo, Inc.
Attn: Corporate Secretary
330 West 34th Street, 5th Floor
New York, New York 10001
Call (212) 524-8791 and ask to speak to Investor Relations or email ir@vimeo.com
If you would like to request documents from us, please do so by November 7, 2025, to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request.

If you have any questions about this proxy statement, the special meeting or the merger or need assistance with voting procedures, you should contact:
Okapi Partners LLC
1212 Avenue of the Americas, 17th Floor
New York, NY 10036
Email: info@okapipartners.com
Toll-free: (888) 785-6673
Banks & Brokers may call collect: (212) 297-0720

MISCELLANEOUS
Bending Spoons US has supplied, and Vimeo has not independently verified, all of the information relating to Bending Spoons US and Merger Sub in this proxy statement exclusively concerning Bending Spoons US and Merger Sub.
You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the merger. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated October 22, 2025. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

Annex A
Execution Version
AGREEMENT AND PLAN OF MERGER
by and among
BENDING SPOONS US INC.,
BLOOMBERG MERGER SUB INC.,
BENDING SPOONS S.P.A. (solely for purposes of the sections specified herein),
and
VIMEO, INC.
Dated as of September 10, 2025

A-i

A-ii

Exhibit A   Form of FIRPTA Certificate

A-iii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER, dated as of September 10, 2025 (this “Agreement”), is made by and among Bending Spoons US Inc., a Delaware corporation (“Parent”), Bloomberg Merger Sub Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), Bending Spoons S.p.A., an Italian societá per azioni (solely for purposes of Sections 5.5, 5.7 and 8.15) (“Guarantor”), and Vimeo, Inc., a Delaware corporation (the “Company”). All capitalized terms used in this Agreement shall have the meanings assigned to such terms in Section 8.4 or as otherwise defined elsewhere in this Agreement unless the context clearly indicates otherwise.
RECITALS
A.   The Company, Parent and Merger Sub desire to effect the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a wholly owned Subsidiary of Parent (the “Merger”) on the terms and subject to the conditions set forth in this Agreement and in accordance with the General Corporation Law of the State of Delaware, as amended (the “DGCL”), pursuant to which, except as otherwise provided in Article 2, each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”) and each share of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock” and, together with the Common Stock, the “Company Common Stock”, and each share of Company Common Stock, a “Share”, and collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the Merger Consideration.
B.   The Board of Directors of Merger Sub has, upon the terms and subject to the conditions set forth herein, approved and declared it advisable for Merger Sub to enter into this Agreement and consummate the Merger and the other transactions contemplated hereby (collectively, the “Transactions”).
C.   The Board of Directors of Parent has, upon the terms and subject to the conditions set forth herein, approved this Agreement and the Transactions, including the Merger, and Parent, as the sole stockholder of Merger Sub, has duly executed and delivered to Merger Sub and the Company a written consent, to be effective by its terms immediately following execution of this Agreement, adopting this Agreement.
D.   The Board of Directors of the Company (the “Company Board”) has unanimously (i) determined that the terms of this Agreement and the Transactions are fair to and in the best interests of the Company and its stockholders (the “Company Stockholders”), (ii) approved, adopted and declared advisable this Agreement and the Transactions, (iii) resolved to submit this Agreement to the Company Stockholders for its adoption and (iv) recommended that the Company Stockholders adopt and approve this Agreement and the Transactions.
E.   Parent, Merger Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, and the covenants, premises, representations and warranties and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties to this Agreement agree as follows:
ARTICLE 1
THE MERGER
1.1   The Merger.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time, Merger Sub shall be merged with and into the Company. As a result of the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation of the Merger (the “Surviving Corporation”) and a wholly owned Subsidiary of

Parent. The Merger shall be effected pursuant to the DGCL and shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, at the Effective Time, all of the property, rights, privileges, immunities, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.
(b)   At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the certificate of incorporation of the Surviving Corporation shall be amended and restated in its entirety to be the Certificate of Incorporation of Merger Sub as in effect immediately prior to the Effective Time, except that (i) all references therein to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation, (ii) the provisions of the certificate of incorporation relating to the incorporator of Merger Sub shall be omitted, and (iii) changes necessary so that the certificate of incorporation shall be in compliance with Section 5.9 shall have been made, and, as so amended, shall be the certificate of incorporation of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable Law. In addition, at the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated in its entirety to be the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that (i) all references therein to Merger Sub shall be automatically amended and shall become references to the Surviving Corporation and (ii) changes necessary so that the bylaws shall be in compliance with Section 5.9 shall have been made, and such amended and restated bylaws shall become the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL, the certificate of incorporation of the Surviving Corporation and such bylaws. The form of each of the certificate of incorporation and the bylaws is “facts ascertainable” as that term is used in Section 251(b) of the DGCL.
(c)   At the Effective Time, by virtue of the Merger and without the necessity of further action by the Company or any other Person, the directors of Merger Sub immediately prior to the Effective Time or such other individuals designated by Parent as of the Effective Time shall be appointed as the initial directors of the Surviving Corporation, each to hold office, from and after the Effective Time, in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time, from and after the Effective Time, shall continue as the officers of the Surviving Corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors shall have been duly elected, designated or qualified, or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
(d)   If, at any time after the Effective Time, the Surviving Corporation shall determine, in its sole discretion, or shall be advised, that any deeds, bills of sale, instruments of conveyance, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Company or Merger Sub acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, then the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of either the Company or Merger Sub, all such deeds, bills of sale, instruments of conveyance, assignments and assurances and to take and do, in the name and on behalf of each of such corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title or interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.
1.2   Closing and Effective Time of the Merger.   The closing of the Merger (the “Closing”) will take place at 8:00 a.m., New York City time, on the third (3rd) Business Day after satisfaction or, to the extent not prohibited by Law, waiver of all of the applicable conditions set forth in Article 6 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or, to the extent not prohibited by Law, waiver of those conditions at the Closing), via electronic exchange of documents and signatures unless another time, date or place is agreed to in writing by the parties hereto. The date on which the Closing actually occurs is referred to as the “Closing Date.” On the Closing Date, or on such other date as Parent and the Company may mutually agree, the parties shall cause a certificate of merger in customary form and substance (the “Certificate of Merger”) to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and shall make all other filings required under the DGCL to consummate the Merger. The Merger shall become effective at the time the Certificate of Merger shall have been duly filed with the Secretary of State of the State of Delaware, or such later date and time as is agreed upon by the parties and specified in the Certificate of Merger (such date and time at which the Merger becomes effective hereinafter referred to as the “Effective Time”).
ARTICLE 2
CONVERSION OF SECURITIES IN THE MERGER
2.1   Conversion of Securities.   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Guarantor the Company or the holders of any of the following securities:
(a)   Conversion of Shares.   Each Share issued and outstanding immediately prior to the Effective Time, other than Shares to be cancelled or converted pursuant to Section 2.1(b) and other than Dissenting Shares, shall be converted automatically into the right to receive $7.85 per Share (the “Merger Consideration”), payable net to the holder in cash, without interest, subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, upon surrender of the Certificates or Book-Entry Shares in accordance with Section 2.2. As of the Effective Time, all such Shares shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, and shall thereafter represent only the right to receive the Merger Consideration to be paid in accordance with Section 2.2.
(b)   Cancellation of Treasury Shares and Parent-Owned Shares.   Each Share held by the Company as treasury stock or held directly by Parent, Merger Sub or Guarantor (or any direct or indirect wholly owned Subsidiaries of the Company, Parent, Merger Sub or Guarantor), in each case, immediately prior to the Effective Time, shall automatically be cancelled and shall cease to exist, and no consideration or payment shall be delivered in exchange therefor or in respect thereof.
(c)   Merger Sub Equity Interests.   Each outstanding share of capital stock of Merger Sub, par value $0.001 per share, held immediately prior to the Effective Time shall be converted into and become one fully paid and non-assessable share of common stock, par value $0.001 per share, of the Surviving Corporation.
2.2   Payment for Securities; Surrender of Certificates.
(a)   Paying Agent.   Prior to the Effective Time, Parent shall (i) designate a nationally recognized bank or trust company to act as the paying agent (the identity and terms of designation and appointment of which shall be reasonably acceptable to the Company) for purposes of effecting the payment of the Merger Consideration in connection with the Merger in accordance with this Article 2 (the “Paying Agent”) and (ii) enter into a paying agent agreement, in form and substance reasonably agreeable to the Company, with such Paying Agent. Parent shall pay, or cause to be paid, the fees and expenses of the Paying Agent. At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent a cash amount equal to the aggregate Merger Consideration to which holders of Shares shall be entitled at the Effective Time pursuant to Section 2.1; provided, that, no such deposits shall be required to be made with respect to any Dissenting Shares. In the event such deposited funds are insufficient, or unavailable to promptly make the payments contemplated pursuant to Section 2.1, Parent shall promptly deposit, or cause to be deposited, with the Paying Agent such additional funds to ensure that the Paying Agent has sufficient funds to make such payments. Such funds shall be invested by the Paying Agent as directed by Parent, pending payment thereof by the Paying Agent to the holders of the Shares in accordance with this Article 2; provided, however, that, any such investments shall be in obligations of, or guaranteed by, the United States government or rated A-1 or P-1 or better by Moody’s Investor Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available) or money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing. Earnings from such investments shall be the sole and exclusive property of the Surviving Corporation, and no part of such earnings shall accrue to the benefit of holders of Shares.

(b)   Procedures for Surrender.
(i)   Certificates.   As soon as practicable after the Effective Time, and in no event later than three (3) Business Days after the Effective Time, the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Shares represented by certificates (the “Certificates”), which Shares were converted into the right to receive the Merger Consideration, at the Effective Time pursuant to this Agreement: (A) a letter of transmittal, which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Paying Agent, and shall otherwise be in such form as Parent, the Company and the Paying Agent shall reasonably agree and (B) instructions for effecting the surrender of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 2.2(e)) in exchange for payment of the Merger Consideration, which instructions shall be in the form and have such other provisions as Parent, the Company and the Paying Agent shall reasonably agree. Upon surrender of a Certificate (or affidavit of loss in lieu of the Certificate as provided in Section 2.2(e)) to the Paying Agent, together with delivery of a letter of transmittal, duly executed and in proper form, with respect to such Certificates, the holder of such Certificates shall be entitled to receive the Merger Consideration pursuant to Section 2.1(a) formerly represented by such Certificates (after giving effect to any required Tax withholdings as provided in Section 2.5), and any Certificate so surrendered shall forthwith be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Certificate is registered, it shall be a condition precedent of payment that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of the Certificates. Until surrendered as contemplated hereby, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Certificates representing Dissenting Shares, which shall be deemed to represent only the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.
(ii)   Book-Entry Shares.   Notwithstanding anything to the contrary contained in this Agreement, no holder of non-certificated Shares represented by book-entry (“Book-Entry Shares”) shall be required to deliver a Certificate or, in the case of holders of Book-Entry Shares held through The Depository Trust Company, an executed letter of transmittal to the Paying Agent, to receive the Merger Consideration that such holder is entitled to receive pursuant to Section 2.1(a). In lieu thereof, each holder of record of one or more Book-Entry Shares held through The Depository Trust Company whose Shares were converted into the right to receive the Merger Consideration pursuant to Section 2.1(a) shall automatically upon the Effective Time be entitled to receive, and Parent shall cause the Paying Agent to pay and deliver to The Depository Trust Company or its nominee as promptly as practicable after the Effective Time, in respect of each such Book-Entry Share, a cash amount in immediately available funds equal to the Merger Consideration (after giving effect to any required Tax withholdings as provided in Section 2.5), and such Book-Entry Shares of such holder shall be cancelled. As soon as practicable after the Effective Time (and in no event later than three (3) Business Days after the Effective Time), the Surviving Corporation shall cause the Paying Agent to mail to each Person that was, immediately prior to the Effective Time, a holder of record of Book-Entry Shares not held through The Depository Trust Company: (A) a letter of transmittal, which shall be in such form as Parent, the Company and the Paying Agent shall reasonably agree; and (B) instructions for returning such letter of transmittal in exchange for the Merger Consideration, which instructions shall be in the form and have such other provisions as Parent, the Company and the Paying Agent shall reasonably agree. Upon delivery of such letter of transmittal to the Paying Agent, in accordance with the terms of such letter of transmittal, duly executed, the holder of such Book-Entry Shares so surrendered shall be entitled to receive in exchange therefor the Merger Consideration pursuant to Section 2.1(a) (after giving effect to any required Tax withholdings as provided in Section 2.5), and such Book-Entry Shares so surrendered shall at the Effective Time be cancelled. If payment of the Merger Consideration is to be made to a Person other than the Person in whose name any surrendered Book-Entry Share is registered, it shall be a condition precedent of payment that a proper transfer instruction is presented for such Book-Entry Share, and the Person requesting such payment shall have paid any transfer and other similar Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Book-Entry Share so surrendered and shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not required to be paid. No interest will be paid or accrued on any amount payable upon due surrender of Book-Entry Shares. Until paid or surrendered as contemplated hereby, each Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration in cash as contemplated by this Agreement, except for Book-Entry Shares representing Dissenting Shares, which shall be deemed to represent the right to receive payment of the fair value of such Shares in accordance with and to the extent provided by Section 262 of the DGCL.
(c)   Transfer Books; No Further Ownership Rights in Shares.   At the Effective Time, the stock transfer books of the Company shall be closed and thereafter, there shall be no further registration of transfers of Shares on the records of the Company, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time. From and after the Effective Time, the holders of Certificates and Book-Entry Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Shares except the right to receive, pursuant to Section 2.1(a), upon surrender of such Certificates or transfer of such Book-Entry Shares in accordance with this Section 2.2, the Merger Consideration. All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the Shares formerly represented by such Certificate or Book-Entry Shares. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation for any reason, they shall (subject to compliance with the procedures of this Section 2.2) be cancelled and exchanged as provided in this Agreement.
(d)   Termination of Fund; Abandoned Property; No Liability.   Any portion of the funds (including any interest received with respect thereto) made available to the Paying Agent that remains unclaimed by the holders of Certificates or Book-Entry Shares on the first (1st) anniversary of the Effective Time will be returned to the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, upon demand, and any such holder who has not surrendered its Certificates or transferred its Book-Entry Shares for the Merger Consideration in accordance with Section 2.2(b) prior to such time shall thereafter look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) for delivery of the Merger Consideration without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, in respect of such holder’s surrender of their Certificates or Book-Entry Shares and compliance with the procedures in Section 2.2(b). Any portion of the Merger Consideration remaining unclaimed by the holders of Certificates or Book-Entry Shares immediately prior to such time as such amounts would otherwise escheat to, or become property of, any Governmental Entity will, to the extent permitted by applicable Law, become the property of the Surviving Corporation or an affiliate thereof designated by the Surviving Corporation, free and clear of any claim or interest of any Person previously entitled thereto. Notwithstanding the foregoing, none of Parent, Merger Sub, the Surviving Corporation, the Paying Agent or their respective affiliates will be liable to any holder of a Certificate or Book-Entry Share for Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any portion of the Merger Consideration made available to the Paying Agent pursuant to Section 2.2(a) to pay for Shares for which appraisal rights have been perfected shall be returned to the Surviving Corporation upon demand and shall be paid by the Surviving Corporation as may be required by applicable Law.
(e)   Lost, Stolen or Destroyed Certificates.   In the event that any Certificates shall have been lost, stolen or destroyed, the Paying Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 2.1(a). Parent or the Paying Agent may, in its reasonable discretion and as a condition precedent to the payment of such Merger Consideration require the owners of such lost, stolen or destroyed Certificates to deliver a bond in a reasonable sum as it may reasonably direct as indemnity against any claim that may be made against Parent, Merger Sub, the Surviving Corporation or the Paying Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

2.3   Dissenting Shares.   Notwithstanding anything in this Agreement to the contrary (but subject to the provisions of this Section 2.3), Shares issued and outstanding immediately prior to the Effective Time and held by a holder who is entitled to demand, and has properly demanded, appraisal for such Shares in accordance with, and who complies in all respects with, Section 262 of the DGCL (such shares, the “Dissenting Shares”) shall not be converted into the right to receive the Merger Consideration. At the Effective Time, all Dissenting Shares shall be cancelled and cease to exist, and the holders of Dissenting Shares shall only be entitled to the rights granted to them under the DGCL with respect to such Dissenting Shares. If any such holder fails to perfect or otherwise waives, withdraws or loses his right to appraisal under Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such Dissenting Shares shall be deemed to have been converted, as of the Effective Time, into and shall be exchangeable solely for the right to receive the Merger Consideration pursuant to Section 2.1(a) without interest and subject to any withholding of Taxes required by applicable Law as provided in Section 2.5, upon surrender of the Certificates or Book-Entry Shares that formerly evidenced such Shares in the manner provided in Section 2.2. The Company shall give Parent prompt notice of any demands received by the Company for appraisal of Shares, any withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company relating to rights to be paid the fair value of Dissenting Shares, and Parent shall have the right to participate in and direct all negotiations and Proceedings with respect to such demands. Prior to the Effective Time, the Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to, or settle or compromise (or offer to settle or compromise), any such demand or agree to do any of the foregoing.
2.4   Treatment of Company Equity Awards.
(a)   Treatment of Company Options.   Each option to purchase Shares (each, a “Company Option”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) shall, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of Shares underlying the Company Option multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company Option; provided, that, any such Company Option with respect to which the exercise price subject thereto is equal to or greater than the Merger Consideration shall be cancelled for no consideration.
(b)   Treatment of Company Stock Appreciation Rights.   Each stock appreciation right (each, a “Company SAR”) that is outstanding and unexercised immediately prior to the Effective Time (whether vested or unvested) shall, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to the product of (x) the total number of Shares underlying the Company SAR multiplied by (y) the excess, if any, of the Merger Consideration over the exercise price of such Company SAR; provided, that, any such Company SAR with respect to which the exercise price subject thereto is equal to or greater than the Merger Consideration shall be cancelled for no consideration.
(c)   Treatment of Company Restricted Stock Units.   Each Company restricted stock unit (including Company deferred share units, each, a “Company RSU”) that is outstanding immediately prior to the Effective Time (whether vested or unvested) shall, at the Effective Time, be cancelled and converted into the right to receive (without interest) an amount in cash equal to (x) the total number of Shares underlying such Company RSU, multiplied by (y) the Merger Consideration.
(d)   Treatment of Company Restricted Shares.   Each Share of Company restricted stock (each, a “Company Restricted Share”) that is outstanding immediately prior to the Effective Time and becomes vested as of the Effective Time in accordance with the terms thereof, shall, at the Effective Time, be cancelled and converted into the right to receive (without interest) payment in cash of an amount equal to the Merger Consideration; provided, that, each Company Restricted Share to the extent not vested as of the Effective Time shall be cancelled for no consideration.
(e)   Payment by Surviving Corporation.   The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, pay to the holders of Company Options, Company SARs, Company RSUs and Company Restricted Shares the amounts described in Sections 2.4(a), 2.4(b), 2.4(c) and 2.4(d), less Taxes required to be withheld with respect to such payments, through the Surviving Corporation’s payroll system, not later than the first (1st) payroll date to occur at least five (5) Business Days following the Closing Date; provided, that with respect to any Company RSUs that constitute nonqualified deferred compensation subject to Section 409A of the Code, such amounts shall be paid no later than the second (2nd) payroll date following the applicable date that will not trigger a Tax or penalty under Section 409A of the Code.
(f)   Termination of Company Equity Plans.   As of the Effective Time, the Company’s 2021 Stock and Annual Incentive Plan, as amended and restated, the Company’s 2021 Deferred Compensation Plan for Non-Employee Directors and any other effective equity or equity-based incentive plan sponsored by the Company or any of its affiliates (the “Company Equity Plans”) shall be terminated and no further Shares, Company Options, Company SARs, Company RSUs, Company Restricted Shares, other Equity Interests in the Company or other rights with respect to Shares shall be granted thereunder. Following the Effective Time, no such Company Option, Company SAR, Company RSU, Company Restricted Share, Equity Interest or other right that was outstanding immediately prior to the Effective Time shall remain outstanding, and each former holder of any such Company Option, Company SAR, Company RSU, Company Restricted Share, Equity Interest or other right shall cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 2.4.
(g)   Board Actions.   Prior to the Effective Time, the Company Board (or, if appropriate, any committee thereof) shall adopt appropriate resolutions and take such other actions as are reasonably necessary and appropriate to effect the transactions described in this Section 2.4.
2.5   Withholding Rights.   The Company, Parent, Merger Sub, the Surviving Corporation and the Paying Agent, as the case may be, shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code or any other provision of applicable Law. To the extent that amounts are so deducted or withheld and paid to the appropriate Governmental Entity in accordance with applicable Law, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
2.6   Adjustments.   In the event that, between the date of this Agreement and the Effective Time, any change in the number of outstanding Shares shall occur as a result of any stock split, reverse stock split, stock dividend (including any dividend or distribution of Equity Interests convertible into or exchangeable for Shares), recapitalization, reclassification, combination, exchange of shares or other similar event, the Merger Consideration shall be equitably adjusted, without duplication, to reflect such event and to provide to holders of Shares the same economic effect as contemplated by this Agreement prior to such event; provided, that, nothing in this Section 2.6 shall be deemed to permit or authorize the Company to take any such action or effect any such change that it is not otherwise authorized or permitted to take pursuant to this Agreement (including Section 5.1).
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the disclosure schedule delivered by the Company to Parent and Merger Sub (the “Company Disclosure Schedule”) concurrently with the execution of this Agreement (with specific reference to the representations and warranties in this Article 3 to which the information in such schedule relates; provided, that, disclosure in the Company Disclosure Schedule as to a specific representation or warranty shall qualify any other sections of this Agreement solely to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent on the face of such disclosure that such disclosure relates to such other sections) and (b) as otherwise disclosed or identified in the Company SEC Documents filed prior to the date hereof (other than disclosures contained in the “Forward Looking Statements” and “Risk Factors” sections of the Company SEC Documents or any other disclosures in the Company SEC Documents that are primarily predictive or forward-looking in nature); provided, that, disclosure in such Company SEC Documents shall not be deemed to modify or qualify the representations and warranties set forth in Sections 3.1, 3.2(a), 3.2(b), 3.3 or 3.4, the Company hereby represents and warrants to Parent and Merger Sub as follows:
3.1   Corporate Organization.   Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization (in the case of good standing, to the extent such jurisdiction recognizes such concept) and has the requisite corporate or organizational, as the case may be, power and authority to own or lease its properties and assets and to carry on its business as it is now being conducted. Each of the Company and its Subsidiaries is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The copies of the Amended and Restated Certificate of Incorporation (the “Company Charter”) and Amended and Restated Bylaws (the “Company Bylaws”) of the Company, as most recently filed with the Company SEC Documents, are true, complete and correct copies of such documents as in effect as of the date of this Agreement. The Company is not in violation of any of the provisions of the Company Charter or the Company Bylaws. True, complete and correct copies of the organizational documents in effect as of the date hereof of each Subsidiary of the Company have been made available to Parent prior to the date hereof.
3.2   Capitalization.
(a)   The authorized capital stock of the Company consists of 1,600,000,000 shares of Common Stock, 400,000,000 shares of Class B Common Stock and 100,000,000 shares of preferred stock, par value $0.01 per share (“Company Preferred Stock”). As of September 8, 2025, (the “Capitalization Date”) (i) 156,748,628 shares of Common Stock (other than treasury shares), of which 3,247,000 are Company Restricted Shares, and 9,399,250 shares of Class B Common Stock were issued and outstanding, all of which were validly issued and fully paid, nonassessable and free of preemptive rights, (ii) 9,796,415 shares of Common Stock and 0 shares of the Class B Common Stock were held in the treasury of the Company or by its Subsidiaries, (iii) 2,024,457 shares of Common Stock are subject to outstanding Company Options, 3,834,587 shares of Common Stock are subject to outstanding Company SARs and 8,626,540 shares of Common Stock are subject to outstanding Company RSUs, and (iv) no shares of Company Preferred Stock were issued and outstanding. Except for Company Options to purchase and Company RSUs and Company SARs convertible into not more than an aggregate of 14,485,584 Shares under the Company Equity Plans, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound relating to the issued or unissued capital stock or other Equity Interests of the Company, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, the Company. Since September 8, 2025 and prior to the date of this Agreement, except for the issuance of Shares under the Company Equity Plans in accordance with their terms, the Company has not issued any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock or other Equity Interests, other than those shares of capital stock reserved for issuance described in this Section 3.2(a).
(b)   The Company has previously provided Parent with a true and complete list, as of the Capitalization Date, of each outstanding Company Option, Company SAR, Company RSU, Company Restricted Share and all other Equity Interests, the holder thereof, the plan under which such Company Option, Company SAR, Company RSU, or Company Restricted Share was issued, and, with respect to each Company Option and Company SAR, the applicable exercise price and expiration date thereof. All Shares subject to issuance under the Company Equity Plans, upon issuance prior to the Effective Time on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. There are no outstanding contractual obligations of the Company or any of its Subsidiaries (i) restricting the transfer of, (ii) affecting the voting rights of, (iii) requiring the repurchase, redemption or disposition of, or containing any right of first refusal with respect to, (iv) requiring the registration for sale of or (v) granting any preemptive or antidilutive right with respect to any Shares or any capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has any outstanding bonds, debentures, notes or other similar obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the Company Stockholders on any matter.
(c)   Section 3.2(c) of the Company Disclosure Schedule sets forth a true and complete list of all of the Subsidiaries of the Company and the authorized, issued and outstanding Equity Interests of each such

Subsidiary. None of the Company or any of its Subsidiaries holds an Equity Interest in any other Person. Each outstanding share of capital stock of, or other Equity Interest in, each Subsidiary of the Company is duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights and is owned, beneficially and of record, by the Company or one or more of its wholly owned Subsidiaries free and clear of all Liens, other than Permitted Liens. There are no options, warrants or other rights, agreements, arrangements or commitments of any character to which the Company or any Subsidiary of the Company is a party or by which the Company or any Subsidiary of the Company is bound relating to the issued or unissued capital stock or other Equity Interests of each such Subsidiary, or securities convertible into or exchangeable for such capital stock or other Equity Interests, or obligating any Subsidiary of the Company to issue or sell any shares of its capital stock or other Equity Interests, or securities convertible into or exchangeable for such capital stock of, or other Equity Interests in, each such Subsidiary. There are no outstanding contractual obligations of the Company or any of its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary of the Company or any other Person, other than guarantees by the Company of any indebtedness or other obligations of any wholly owned Subsidiary of the Company.
3.3   Authority; Execution and Delivery; Enforceability.
(a)   The Company has all necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and, subject to the receipt of the Company Stockholder Approval, to consummate the Transactions, including the Merger. The execution and delivery by the Company of this Agreement, the performance and compliance by the Company with each of its obligations herein and the consummation by it of the Transactions, including the Merger, have been duly authorized by all necessary corporate action on the part of the Company, subject to receipt of the Company Stockholder Approval, and no other corporate proceedings on the part of the Company and no other stockholder votes are necessary to authorize this Agreement or the consummation by the Company of the Transactions, including the Merger. The Company has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by Parent and Merger Sub of this Agreement, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought.
(b)   The Company Board, at a meeting duly called and held, unanimously adopted resolutions (i) determining that the terms of this Agreement and the Transactions are fair to and in the best interests of the Company Stockholders, (ii) approving, adopting and declaring advisable this Agreement and the Transactions, (iii) resolving to submit this Agreement to the Company Stockholders for its adoption and (iv) recommending that the Company Stockholders adopt and approve this Agreement and the Transactions (the “Company Board Recommendation”).
(c)   Subject to the accuracy of Section 4.7, the Company Board has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar Law are not applicable to this Agreement and the Transactions, including the Merger or the other Transactions. To the Knowledge of the Company, no other takeover, anti-takeover, business combination, control share acquisition or similar Law applies to the Merger or the other Transactions. There is no stockholder rights plan, “poison pill” or similar device in effect with respect to the Company or any of its Subsidiaries. The only vote of holders of any class or series of Shares or other Equity Interests of the Company necessary to adopt this Agreement is the adoption of this Agreement by the holders of a majority of the voting power represented by the Shares that are outstanding and entitled to vote thereon at the Company Meeting voting together as a single class (the “Company Stockholder Approval”). No other vote of the holders of Shares or any other Equity Interests of the Company is necessary to consummate the Transactions.
3.4   No Conflicts.
(a)   The execution and delivery of this Agreement does not and will not, and the performance of this Agreement and the consummation of the Transactions, including the Merger, by the Company will not, (i) assuming the Company Stockholder Approval is obtained, conflict with or violate any provision of the Company Charter or the Company Bylaws or any equivalent organizational documents of any Subsidiary of the Company, (ii) assuming that all consents, approvals, authorizations and permits described in Section 3.4(b) have been obtained and all filings and notifications described in Section 3.4(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law or Information Privacy Requirement applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected or (iii) require any consent or approval under, result in any breach or violation of or any loss of any benefit under, constitute a change of control or default (or an event which, with notice or lapse of time, or both, would become a default) under or give to others any right of termination, vesting, amendment, acceleration, first offer, first refusal or cancellation of, or result in the creation of a Lien (other than Permitted Liens) on any property or asset of the Company or any of its Subsidiaries pursuant to, any Company Material Contract or Permit to which the Company or any of its Subsidiaries is party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   The execution and delivery of this Agreement by the Company does not and will not, and the consummation by the Company of the Transactions, including the Merger, and compliance by the Company with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) under the Exchange Act and the rules and regulations of NASDAQ, (ii) under the HSR Act and the applicable requirements of the Competition Laws set forth on Section 3.4(b) of the Company Disclosure Schedule, (iii) the filing and recordation of the Certificate of Merger as required by the DGCL and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
3.5   SEC Documents; Financial Statements; Undisclosed Liabilities.
(a)   The Company has filed or furnished all material reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed or furnished by the Company with the SEC under the Securities Act or the Exchange Act since December 31, 2022 (the “Company SEC Documents”). Since December 31, 2022, no Subsidiary of the Company has been required to make any filings with the SEC.
(b)   As of its respective filing date (or, if amended, restated or superseded prior to the date of this Agreement, as of the date of the last such amendment) each Company SEC Document complied as to form in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Company SEC Document and the listing and corporate governance rules and regulations of NASDAQ and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since December 31, 2022, neither the Company nor any of its Subsidiaries has received from the SEC or any other Governmental Entity any written comments or questions with respect to any of the Company SEC Documents (including the financial statements included therein) that are not resolved, or has received any written notice from the SEC or other Governmental Entity that such Company SEC Documents (including the financial statements included therein) are being reviewed or investigated, and, to the Knowledge of the Company, there is not, as of the date hereof, any investigation or review being conducted by the SEC or any other Governmental Entity of any Company SEC Documents (including the financial statements included therein).
(c)   The consolidated financial statements of the Company included in the Company SEC Documents (including, in each case, any notes or schedules thereto) (the “Company SEC Financial Statements”) fairly present, in all material respects, the financial condition and the results of operations, cash flows and changes in stockholders’ equity of the Company and its Subsidiaries (on a consolidated basis) as of the respective dates of and for the periods referred to in the Company SEC Financial Statements, and were prepared in accordance with GAAP as applied by the Company (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q under the Exchange Act), subject, in the case of interim Company SEC Financial Statements, to normal year-end adjustments and the absence of notes and to any other adjustments described therein, including any notes thereto, or with respect to pro-forma financial information, subject to the qualifications stated therein.

(d)   The Company has timely filed all certifications and statements required by (i) Rule 13a-14 or Rule 15d-14 under the Exchange Act; or (ii) 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act) with respect to all applicable Company SEC Documents. The Company’s system of internal control over financial reporting (as defined in Rule 13a-15(f) and Rule 15d-15(f) under the Exchange Act) is designed to provide reasonable assurances regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since December 31, 2022, none of the Company, its Subsidiaries or, to the Knowledge of the Company, the Company’s independent registered accountants has identified (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting utilized by the Company, (ii) any fraud, whether or not material, that involves the management or other employees of the Company or any of its Subsidiaries who have a significant role in the Company’s preparation of financial statements or internal control over financial reporting or (iii) any claim or allegation regarding any of the foregoing which was presented to the Company Board.
(e)   The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether absolute or contingent, asserted or unasserted, known or unknown, primary or secondary, direct or indirect, and whether or not accrued) except (i) as disclosed, reflected or reserved against in the most recent audited balance sheet included in the Company SEC Financial Statements or the notes thereto, (ii) for liabilities and obligations incurred in the ordinary course of business since the date of the most recent balance sheet included in the Company SEC Financial Statements, (iii) for liabilities and obligations arising out of or in connection with this Agreement, the Merger or the Transactions and (iv) for liabilities and obligations that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.
3.6   Absence of Certain Changes or Events.   Since December 31, 2024 through the date of this Agreement, except with respect to the negotiation, execution and delivery of this Agreement, (a) the Company and its Subsidiaries have conducted their businesses in the ordinary course of business consistent with past practice, and (b) there has not been any change, event, development, condition or occurrence that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect. Since December 31, 2024 through the date of this Agreement, neither the Company nor any of its Subsidiaries has taken any action that would have constituted a material breach of, or required Parent’s consent pursuant to, clauses (a), (h), (o) or (r) of Section 5.1 had the covenants therein applied since such date.
3.7   Proxy Statement.   None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not false or misleading (except that no representation or warranty is made by the Company to such portions thereof that relate to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent for inclusion or incorporation by reference therein). The Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and other applicable Law (except that no representation or warranty is made by the Company to such portions thereof that relate to Parent and its Subsidiaries, including Merger Sub, or to statements made therein based on information supplied by or on behalf of Parent for inclusion or incorporation by reference therein).
3.8   Legal Proceedings.   There are no Proceedings pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective assets, properties, products or services or any of the officers or directors of the Company or any other Person whose liability or obligation the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law, except, in each case, for those that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. None of the Company nor any of its Subsidiaries or any of their respective assets, properties, products or services or any of the officers or directors of the Company or any other Person whose liability or obligation the Company or any of its Subsidiaries has retained or assumed either contractually or by operation of law is subject to any Order, except for those that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse

Effect. As of the date hereof, there is no pending Proceeding or outstanding Order that challenges the validity or propriety, or seeks to prevent, materially impair or materially delay consummation, of the Merger.
3.9   Compliance with Laws and Orders.
(a)   The Company and its Subsidiaries are in compliance, and since December 31, 2022 have been in compliance, with all Laws and Orders applicable to the Company or any of its Subsidiaries or any assets owned or used by any of them (except for such past noncompliance as has been remedied and imposes no continuing obligations or costs on the Company or its Subsidiaries) except where any noncompliance, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, oral notice since December 31, 2022 that remains unresolved (i) of any administrative, civil or criminal investigation or material audit by any Governmental Entity relating to the Company or any of its Subsidiaries or (ii) from any Governmental Entity alleging that the Company or any of its Subsidiaries is not in compliance with any applicable Law, except for such notices described in clauses (i) and (ii) that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Without limiting the generality of Section 3.9(a), the Company and its Subsidiaries are, and since December 31, 2022 have been, in compliance in all material respects with Applicable Online Content Regulations unless any failure to comply has since been remediated and except where non-compliance would not reasonably be expected to have a Company Material Adverse Effect. The Company has not received any written correspondence from any Governmental Entity related to, or been the subject of or otherwise involved in investigations or enforcement actions by any Governmental Entity or other Proceedings with respect to, any actual or alleged violations of Applicable Online Content Regulations, and has not been notified of any such pending or threatened actions.
(c)   Since December 31, 2022, neither the Company nor any of its Subsidiaries, nor any director, officer, employee or, to the Knowledge of the Company, any other third party (including the Company’s or any of its Subsidiaries’ respective Representatives) acting on behalf of the Company or any such Subsidiary, has (i) directly or indirectly violated any Anti-Corruption Law, (ii) offered, paid, promised to pay, authorized, solicited, provided, received or given any payment or anything of value to a Government Official for the purpose of influencing any act or decision in violation of his or her lawful duty or (iii) induced a Government Official to use his or her influence to affect or influence any act or decision of a Governmental Entity.
(d)   Since December 31, 2022, neither the Company nor any of its Subsidiaries has been the subject of any actual, suspected or threatened allegations, investigations (internal or governmental), litigation, voluntary or directed disclosures to any Governmental Entity (including, but not limited to, the U.S. Department of Justice, U.S. Securities Exchange Commission or U.K. Securities Fraud Office), whistleblower reports or other issues in any way related to the Anti-Corruption Laws. The Company has maintained and enforced policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective Representatives with the Anti-Corruption Laws.
(e)   The Company and each of its Subsidiaries has, since December 31, 2022: (i) complied in all material respects with applicable Trade Controls and Sanctions; (ii) not engaged in a transaction or dealing, direct or indirect, with or involving a Sanctioned Country or Sanctioned Person, in violation of applicable Sanctions; (iii) maintained in place and implemented controls and systems designed to promote compliance with applicable Trade Controls and Sanctions and (iv) to the Knowledge of the Company, not been the subject of or otherwise involved in investigations or enforcement actions by any Governmental Entity or other Proceedings with respect to any actual or alleged violations of Trade Controls or Sanctions, and has not been notified of any such pending or threatened actions. None of the Company, any of its Subsidiaries nor any of their respective directors, officers or employees is a Sanctioned Person or subject to debarment or any list-based designations under any Trade Controls.
(f)   Neither the Company nor any of its Subsidiaries: (i) produce, design, test, manufacture, fabricate or develop one or more “critical technologies,” within the meaning of such term in Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof (the “DPA”);

(ii) perform any of the functions as set forth in column 2 of Appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure,” within the meaning of such term in the DPA; or (iii) maintain or collect, directly or indirectly, “sensitive personal data,” within the meaning of such term in the DPA, of U.S. citizens.
3.10   Permits.   Except in each case as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (a) the Company and each of its Subsidiaries have all required governmental licenses, permits, certificates, approvals and authorizations (“Permits”) necessary for the conduct of their business as presently conducted and such Permits are valid and in full force and effect; (b) neither the Company nor any of its Subsidiaries has received written or, to the Knowledge of the Company, oral notice from any Governmental Entity threatening to revoke any such Permit or to initiate an investigation or review of the Company or any of its Subsidiaries; and (c) the Company and each of its Subsidiaries are in material compliance with the terms of such Permits.
3.11   Employee Benefit Plans.
(a)   Section 3.11(a) of the Company Disclosure Schedule sets forth a true and complete list of each material Company Benefit Plan, except for any employment contracts or consultancy agreements for employees or consultants who are natural persons that are, in all material respects, consistent with a standard form previously made available to Parent. “Company Benefit Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not subject to ERISA, (ii) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program, policy or Contract; or (iii) other benefit or compensation plan, agreement, arrangement, program, policy or Contract providing for pension, retirement, profit-sharing, deferred compensation, stock option, equity or equity-based compensation, stock purchase, employee stock ownership, vacation, holiday pay, sick pay or other paid time off, bonus or other incentive plans, medical, retiree medical, hospitalization, vision, dental or other health plans, disability, life insurance plans, and other employee benefit and welfare plans or fringe benefit plans, in each case, that is sponsored, maintained, administered, contributed to or entered into, or required to be contributed to or entered into, by the Company or its Subsidiaries, or to which the Company or its Subsidiaries has or would reasonably be expected to have any liability or obligation; provided, that, a Company Benefit Plan does not include any plan, agreement, arrangement, program, policy or Contract required to be provided to or in respect of a current or former director, officer, employee, individual independent contractor or other service provider of the Company or its Subsidiaries (each, a “Service Provider”) pursuant to applicable Law.
(b)   With respect to each Company Benefit Plan, the Company has made available to Parent, to the extent applicable, a true, current and complete copy of: (i) the most recent plan document (including all amendments thereto) (or in the event of no written plan, agreement, arrangement, program or policy, a description of the material terms thereof); (ii) Forms 5500, with schedule attached, filed for the three (3) most recent plan years; (iii) the most recent summary plan description, together with any subsequent summaries of material modifications; (iv) the most recently prepared actuarial reports and financial statements; (v) a copy of the most recent determination, opinion or advisory letter from the IRS, if any; (vi) nondiscrimination testing reports for the three (3) most recently complete plan years; and (vii) all material, non-routine correspondence with any Governmental Entity during the preceding three (3) years.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(i)   each Company Benefit Plan has been administered in accordance with its terms and all applicable Laws, including ERISA, the Patient Protection and Affordable Care Act and the Code;
(ii)   each Company Benefit Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS as to its qualified status or is entitled to rely on a favorable opinion or advisory letter from the IRS and, to the Knowledge of the Company, no fact or event has occurred that would adversely affect the qualified status of any such Company Benefit Plan or the exempt status of any associated trust;
(iii)   there has been no prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code and other than a transaction that is exempt under a statutory or administrative exemption) with respect to any Company Benefit Plan, and neither the Company nor, to the Knowledge of the Company, any other “fiduciary” (as defined in Section 3(21) of the Code) has any liability for breach of fiduciary duty with respect to any Company Benefit Plan; and
(iv)   no Proceeding, claim, arbitration or mediation has been brought or, to the Knowledge of the Company, is threatened against or with respect to any such Company Benefit Plan, including any audit or inquiry by the IRS or United States Department of Labor.
(d)   No Company Benefit Plan is, and none of the Company, its Subsidiaries or their respective ERISA Affiliates has any liability or obligation with respect to, a multiemployer pension plan (as defined in Section 3(37) of ERISA) or other pension plan subject to Section 302 or Title IV of ERISA or Section 412 of the Code.
(e)   Neither the execution of this Agreement nor the consummation of the Transactions (alone or in conjunction with any other event, including any termination of employment) will (i) entitle any current or former Service Provider to any payment or increase of compensation or benefit (including any change of control, bonus, retention or severance pay) by the Company or its Subsidiaries or any of their respective affiliates, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits by the Company or its Subsidiaries or any of their respective affiliates, (iii) result in any restriction on the right of the Company or any of its Subsidiaries or, after the consummation of the Merger or the Transactions, the Surviving Corporation, to merge, amend or terminate any of the material Company Benefit Plans, or (iv) result in any payment or series of payments that may reasonably constitute an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code) to any Person. No Company Benefit Plan provides or is required to provide post-employment, medical, disability, life insurance or other welfare benefits to any current or former employee following such employee’s termination of employment (or their dependents), other than as required by Law.
(f)   All Company Benefit Plans maintained outside of the United States primarily for the benefit of Service Providers working outside of the United States comply in all material respects with applicable local Law, and all such plans that are intended to be funded and/or book-reserved are funded and/or book-reserved, as appropriate, based upon reasonable actuarial assumptions determined by qualified actuaries.
3.12   Employee and Labor Matters.
(a)   The Company has provided a complete and accurate list of all employees of the Company and its Subsidiaries as of the date hereof by (i) primary work location, (ii) the entity that employs them, (iii) job title, (iv) status as full-time or part-time, (v) status as exempt or non-exempt under applicable wage and hour Laws, (vi) whether paid on an hourly, salary or other basis, (vii) the amount of their hourly, base salary or other pay, (viii) if eligible for commissions, incentive pay or other non-discretionary compensation, and (ix) whether represented by a Union and the identity of such Union. The Company has also provided a complete and accurate list of all individuals or sole proprietors engaged on an independent contractor basis by the Company and its Subsidiaries by (A) compensation terms, (B) location, (C) services provided and (D) whether engaged pursuant to a written agreement.
(b)   Neither the Company nor any of its Subsidiaries is a party to, bound by or negotiating a collective bargaining agreement, agreement with any works council or similar labor contract with any Union (a “Labor Agreement”) and no employees of the Company or any of its Subsidiaries are represented by a Union in connection with their employment by the Company or any of its Subsidiaries. As of the date hereof, with respect to the employees of the Company and its Subsidiaries, there are no, and have not been since December 31, 2022 any, pending or, to the Knowledge of the Company, threatened (i) representation or certification proceedings or material unfair labor practice complaints brought before or by the National Labor Relations Board or any other labor relations tribunal or authority, (ii) Union organizing efforts or campaigns or (iii) labor strike, material dispute, material lockout, material slowdown, material stoppage or other material organized work interruption or labor-related grievance or dispute.
(c)   Neither the Company nor any of its Subsidiaries have implemented any “plant closing” or “mass layoff” (in each case, as defined in the Worker Adjustment and Retraining Notification Act of 1988, as amended, or any similar state or local Law (the “WARN Act”)) since December 31, 2022. The Company and its Subsidiaries, as applicable, have complied with all the requirements of the WARN Act with respect to any “plant closing” or “mass layoff”. As of the date hereof, no employee of the Company or any of its Subsidiaries are involuntarily on temporary layoff or working hours that have been reduced by fifty percent (50%) or more.
(d)   The Company and its Subsidiaries are, and have been since December 31, 2022, in material compliance with all applicable Laws respecting labor, employment and employment practices, including all Laws respecting terms and conditions of employment of current, former and prospective employees, hiring, background checks, health and safety, wage payment, wages and hours, overtime, pay equity, worker classification, child labor, immigration and work authorizations, employment discrimination, harassment, retaliation, notices, privacy, record retention, whistleblowing, disability rights or benefits, equal opportunity, plant closures and layoffs, affirmative action, workers’ compensation, terminations, collective bargaining, labor relations, fair labor standards, personal rights, family and medical leave and other leaves of absence, sick time, social welfare obligations, unemployment insurance, and any other labor and employment-related matters.
(e)   In the three (3)-year period immediately prior to the date hereof, the Company and its Subsidiaries have investigated all material allegations of sexual harassment or discriminatory harassment of which they are or were aware and have taken all reasonable and necessary corrective actions with respect to such allegations found to have merit. No such allegation of sexual or discriminatory harassment would reasonably be expected to result in any material loss to the Company or any of its Subsidiaries and no such allegations have been made that, if known to the public, would reasonably be expected to bring the Company or any of its Subsidiaries into material dispute.
3.13   Environmental Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   The Company and each of its Subsidiaries (i) is in compliance with all, and is not subject to any liability with respect to noncompliance with any, Environmental Laws, (ii) has and holds, or has applied for, all Environmental Permits necessary for the conduct of their business and the use of their properties and assets, as currently conducted and used, and (iii) is in compliance with their respective Environmental Permits.
(b)   There are no Environmental Claims pending nor, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any written notification of any allegation of actual or potential responsibility for any Release or threatened Release of any Hazardous Materials.
(c)   Since December 31, 2022, none of the Company or any of its Subsidiaries (i) has entered into or agreed to any consent decree or consent order or is otherwise subject to any judgment, decree, or judicial or administrative Order relating to compliance with Environmental Laws, Environmental Permits or to the investigation, sampling, monitoring, treatment, remediation, response, removal or cleanup of Hazardous Materials, and no Proceeding is pending or, to the Knowledge of the Company, threatened with respect thereto or (ii) is an indemnitor by contract or otherwise in connection with any claim, demand, suit or action threatened or asserted by any third party for any liability under any Environmental Law or otherwise relating to any Hazardous Materials.
3.14   Real Property; Title to Assets.
(a)   Section 3.14(a) of the Company Disclosure Schedule sets forth (i) a true and complete list of all real property leased, subleased or otherwise occupied by the Company or any of its Subsidiaries (collectively, the “Company Leased Real Property”), (ii) the address for each parcel of Company Leased Real Property and (iii) a description of the applicable lease, sublease or other agreement therefore and any and all amendments and modifications relating thereto. No Company Lease Agreement is subject to any Lien, including any right to the use or occupancy of any Company Leased Real Property, other than Permitted Liens or as set forth on Section 3.14(a) of the Company Disclosure Schedule. Neither the Company nor any of its Subsidiaries owns any real property. The Company Leased Real Property constitutes all of the material real property used or necessary for use in connection with the conduct of the business of the Company and its Subsidiaries as presently conducted.

(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company’s interest, and to the Knowledge of the Company, the applicable landlord’s interest, in the Company Leased Real Property is in compliance with all existing Laws applicable to such Company Leased Real Property and (ii) neither the Company nor any of its Subsidiaries has received written notice of any Proceedings in eminent domain, condemnation or other similar Proceedings that are pending, and, to the Knowledge of the Company, there are no such Proceedings threatened, affecting any portion of the Company Leased Real Property.
(c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) the Company and its Subsidiaries have a valid leasehold or occupancy interest in the Company Leased Real Property as necessary to permit the Company and its Subsidiaries to conduct their business in the ordinary course as currently conducted, free and clear of all Liens except Permitted Liens, and (ii) the Company or a Subsidiary of the Company has good and marketable title to, or a valid and binding leasehold or other interest in, all tangible personal property necessary for the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, free and clear of all Liens (except for Permitted Liens) and all such property is in good operating condition and repair (ordinary wear and tear excepted) and is suitable for its present use.
3.15   Tax Matters.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   All Tax Returns that are required to be filed by, or with respect to, any of the Company or its Subsidiaries have been timely filed, and all such Tax Returns are true, complete and accurate. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by a Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a Tax Return that such entity is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return.
(b)   Each of the Company and its Subsidiaries has timely paid all Taxes required to be paid by it in excess of $15,000 (whether or not shown on any Tax Returns).
(c)   The Company and its Subsidiaries have withheld and paid any Taxes required to be withheld from amounts owing to, or collected from, any employee, creditor, stockholders of the Company (or any of its Subsidiaries) or any other Person.
(d)   No deficiencies for Taxes in excess of $15,000 have been claimed, proposed or assessed, in each case, in writing by any Governmental Entity against the Company or any of its Subsidiaries.
(e)   There is no pending, ongoing or, to the Knowledge of the Company, threatened audit, examination, investigation or other Proceeding with respect to Taxes of the Company or any of its Subsidiaries.
(f)   Neither the Company nor any of its Subsidiaries has agreed in writing to any waiver or extension of any statute of limitations with respect to Taxes, which waiver or extension remains in effect, nor is any written request for any such extension or waiver currently outstanding.
(g)   There are no Liens for Taxes upon any property or asset of the Company or any of its Subsidiaries (other than Permitted Liens).
(h)   Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355(a) of the Code other than the spin-off of the Company from IAC/InterActiveCorp, a Delaware corporation (“IAC”), completed on May 25, 2021 (the “Spin-Off”). There is no claim for indemnification with respect to Taxes made, threatened in writing, or reasonably expected against the Company or any of its Subsidiaries under the Tax Matters Agreement dated as of May 24, 2021, by and between IAC and the Company.
(i)   Neither the Company nor any of its Subsidiaries has been a member of an affiliated group filing a consolidated return for U.S. federal income tax purposes, other than a group of which the

Company (or IAC, prior to the Spin-Off) has been the common parent, or any similar group for federal, state, local or foreign Tax purposes. Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person (other than the Company and its Subsidiaries) (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), other than such liability for Taxes of IAC and its Subsidiaries with respect to taxable periods (or portions thereof) ending prior to the Spin-Off, (ii) as a transferee or successor or (iii) by Contract (other than customary commercial Contracts entered in the ordinary course of business the primary purpose of which is not related to Taxes).
(j)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date, as a result of any (i) change in method of accounting pursuant to Section 481 of the Code (or any similar provision of state, local or non-U.S. Law) requested or filed prior to the Closing, (ii) prepaid amount received, deferred revenue accrued, or any installment sale or open transaction disposition made prior to the Closing Date outside the ordinary course of business, (iii) any intercompany transaction or excess loss account described in the Treasury Regulations promulgated under Section 1502 of the Code (or any similar or corresponding provision of state, local or foreign Law), or (iv) “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) entered into on or prior to the date hereof. Neither the Company nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.
(k)   Neither the Company nor any of its Subsidiaries has been a party to a transaction that is or is substantially similar to a “listed transaction” within the meaning of U.S. Treasury Regulation Sections 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).
(l)   Neither the Company nor any of its Subsidiaries (i) is a party to any gain recognition agreement under Section 367 of the Code; or (ii) has engaged in a trade or business, had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise become subject to Tax jurisdiction in a country other than the country of its formation.
3.16   Material Contracts.
(a)   Section 3.16(a) of the Company Disclosure Schedule sets forth a true and complete list, as of the date hereof, of each of the following Contracts (other than any Company Benefit Plans) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their assets or businesses are bound (and any material amendments, supplements and modifications thereto):
(i)   any Contract with any third party providing for the purchase of goods and services from the Company or any of its Subsidiaries and that generated revenue from such third party in excess of $500,000 in the aggregate for the Company or any of its Subsidiaries during the twelve (12)-month period ended December 31, 2024;
(ii)   any Contract for the purchase of materials, supplies, goods, services (other than investment bankers, attorneys, accountants and other advisors), equipment or other assets for which payments by the Company or any of its Subsidiaries in excess of $900,000 were made during the twelve (12)-month period ended December 31, 2024;
(iii)   any Contract requiring capital expenditures by the Company or any of its Subsidiaries in an amount in excess of $500,000;
(iv)   Contracts concerning the establishment or operation of a material partnership or joint venture;
(v)   Contracts containing (A) a license or any similar permission granted by the Company to any third Person with respect to any Company-Owned Intellectual Property, excluding Contracts pursuant to which the Company or any of its Subsidiaries grant non-exclusive licenses granted to customers or service providers supporting the Company in the ordinary course of business, and (B) a license or any similar permission granted by any third Person to the Company with respect to any material Intellectual Property, excluding “shrink wrap,” “click through,” and non-exclusive licenses to commercially available Software, technology or services with total annual aggregate license or other fees under $500,000;
(vi)   those Company Lease Agreements with annual rents in excess of $250,000;
(vii)   Contracts containing (A) a covenant materially restricting the ability of the Company or any of its Subsidiaries or affiliates to engage in any line of business in any geographic area or to compete with any Person, to market any product or to solicit customers; (B) a provision granting the other party “most favored nation” status or equivalent preferential pricing terms; (C) a right of first refusal or right of first offer or similar right that limits the ability of the Company or any of its Subsidiaries to sell, transfer, pledge or otherwise dispose of assets, rights or properties, or (D) a provision granting the other party exclusivity or similar rights in respect of the business of the Company or any of its Subsidiaries or affiliates;
(viii)   indentures, credit agreements, loan agreements and similar instruments pursuant to which the Company or any of its Subsidiaries has or will incur or assume any indebtedness for borrowed money or has or will guarantee or otherwise become liable for any indebtedness of any other Person for borrowed money (including debt securities) in excess of $500,000, other than any indentures, credit agreements, loan agreements or similar instruments between or among any of the Company and any of its Subsidiaries;
(ix)   any Contract that is a Labor Agreement, other than national, industry-wide, or sector-specific agreements outside of the United States;
(x)   Contracts under which there has been imposed a Lien (other than a Permitted Lien) on any of the material assets, tangible or intangible, of the Company or any of its Subsidiaries;
(xi)   any Contract that relates to the acquisition or disposition of any business, assets or properties (whether by merger, sale of stock, sale of assets or otherwise) outside of the ordinary course of business for aggregate consideration under such Contract in excess of $500,000 that was entered into after January 1, 2022 or pursuant to which any earn-out or deferred or contingent payment obligations remain outstanding;
(xii)   each Contract between the Company or any of its Subsidiaries, on the one hand, and any officer, director or affiliate (other than a wholly owned Subsidiary) of the Company or any of its Subsidiaries, any beneficial owner, directly or indirectly, of more than five percent (5%) of the shares of the Company Common Stock or any of their respective “associates” or “immediate family” members (as such terms are defined in Rule 12b-2 and Rule 16a-1 of the Exchange Act), on the other hand, including any Contract pursuant to which the Company or any of its Subsidiaries has an obligation to indemnify such officer, director, affiliate, beneficial owner or family member; or
(xiii)   any Contract not otherwise described in any other subsection of this Section 3.16(a) that would be required to be filed by the Company as a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC).
(b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all Contracts set forth in Section 3.16(a) of the Company Disclosure Schedule or filed or required to be filed as exhibits to the Company SEC Documents (the “Company Material Contracts”) are valid, binding and in full force and effect and are enforceable by the Company or the applicable Subsidiary in accordance with their terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought, (ii) the Company, or the applicable Subsidiary, has performed all obligations required to be performed by it prior to the date hereof under the Company Material Contracts pursuant to the applicable terms thereunder, and, with or without notice or lapse of time or both, is not in breach or default thereunder and, to the Knowledge of the Company, no other party to any Company Material Contract is (with or without notice or lapse of time, or both) in breach or default thereunder and (iii) since December 31, 2022, neither the Company nor any of its Subsidiaries has received written notice of termination or non-renewal or violation of, or failure to comply with, any term or requirement of any Company Material Contract. Subject to applicable Law and redaction of competitively sensitive information, true, complete and correct copies of each Company Material Contract (and any material amendments, supplements and modifications thereto) in effect as of the date hereof have been made available to Parent or publicly filed with the SEC prior to the date hereof (it being acknowledged by Parent and Merger Sub that each Company Material Contract filed by the Company with the SEC shall be deemed to have been made available to Parent and Merger Sub).
3.17   Intellectual Property; Information Technology; Data Privacy and Security.
(a)   Section 3.17(a) of the Company Disclosure Schedule sets forth a list of all (i) issued patents and pending patent applications, (ii) trademark and service mark registrations and applications, (iii) copyright registrations and applications and (iv) internet domain name registrations, in each case, that are owned by the Company or any of its Subsidiaries (collectively, the “Company Registered Intellectual Property”). To the Knowledge of the Company, the Company or its Subsidiaries have made all necessary filings and paid all necessary registration, maintenance and renewal fees for the purpose of maintaining all material Company Registered Intellectual Property. Other than any pending applications included therein, all material Company Registered Intellectual Property is subsisting and, to the Knowledge of the Company, valid and enforceable. No Proceeding is pending or, to the Knowledge of the Company, is threatened in writing that challenges the validity, enforceability or ownership of any material Company Registered Intellectual Property and since December 31, 2022, neither the Company nor any of its Subsidiaries has received any written charge, complaint, claim, demand or notice challenging such validity, enforceability or ownership.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Company or one of its Subsidiaries is the sole owner of and possesses all right, title and interest in and to the Company-Owned Intellectual Property, free and clear of all Liens (other than Permitted Liens); (ii) the Company or one of its Subsidiaries owns or has the right to use all Intellectual Property necessary to conduct the business of the Company and its Subsidiaries as presently conducted, including the development, use, marketing, distribution, licensing out and offering as a service of any Software Product; (iii) neither the Company nor any of its Subsidiaries has granted any exclusive rights in any Company-Owned Intellectual Property to any third party; and (iv) neither the execution and delivery of this Agreement by the Company nor the performance of this Agreement by the Company will result in the loss, forfeiture, termination or impairment of, or give rise to a right of any Person to limit, terminate or consent to the continued use of, any rights of the Company or any of its Subsidiaries in any Company-Owned Intellectual Property.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) to the Knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as presently conducted does not infringe, misappropriate, dilute or otherwise violate the Intellectual Property rights of any third Person; (ii) neither the Company nor any of its Subsidiaries has received any written charge, complaint, claim, demand or notice since December 31, 2022, alleging any such infringement, misappropriation, dilution or violation (including any written claim that the Company or any of its Subsidiaries must license or refrain from using any Intellectual Property rights of any Person), other than takedown notices received in the ordinary course of business and processed in material accordance with the Company’s standard procedure; and (iii) to the Knowledge of the Company, no Person is infringing, misappropriating, diluting or otherwise violating any material Company-Owned Intellectual Property. Neither the Company nor any of its Subsidiaries has made or asserted any written charge, complaint, claim, demand or notice since December 31, 2022 (or earlier, if presently not resolved) alleging that any third Person is infringing, misappropriating, diluting or otherwise violating any Company-Owned Intellectual Property in any material respect.
(d)   The Company and its Subsidiaries have maintained commercially reasonable practices designed to protect and preserve the confidentiality of all material confidential information and trade secrets owned by or in the possession and control of the Company and its Subsidiaries and any material confidential information provided by any third party to Company or any of its Subsidiaries under a written obligation of confidentiality (collectively, “Confidential Information”). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all current and former employees and contractors of the Company and its Subsidiaries and any third party the Company or its

Subsidiaries have granted access to Confidential Information have executed and delivered to Company and its Subsidiaries a written agreement regarding the protection of such Confidential Information. To the Knowledge of the Company, there has been no breach of confidentiality obligations with respect to Confidential Information on the part of Company or any of its Subsidiaries or by any third party, except, in each case, where such breach has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(e)   The source code that embodies any material Company-Owned Intellectual Property contained in the Company Proprietary Software (the “Company Source Code”) is and has been maintained in confidence by the Company and its Subsidiaries (other than disclosure to Persons working with or on behalf of the Company or any of its Subsidiaries and subject to confidentiality obligations). No such source code has been delivered, licensed or otherwise made available by the Company or its Subsidiaries to any escrow agent or other Person who is not, as of the date of this Agreement, an employee of the Company or its Subsidiaries other than service providers bound by non-disclosure obligations who are authorized to use such source code solely for the benefit of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries has any duty or obligation (whether present, contingent or otherwise) to deliver, license or otherwise make available such source code to any escrow agent. As of the date hereof, no event has occurred, and to the Knowledge of the Company no circumstance or condition exists, that (with or without notice or lapse of time, or both) will, or would reasonably be expected to, result in the delivery, license or disclosure of such source code currently in use by the Company or any Company Subsidiary to any Person who is not an employee of the Company or its Subsidiaries (or otherwise working with or on behalf of the Company or any of its Subsidiaries and subject to confidentiality obligations).
(f)   Section 3.17(f) of the Company Disclosure Letter identifies, to the Company’s Knowledge and based on its systems designed to detect and report such usage, all material Open Source Software used by the Company as of the date of this Agreement and identifies, to the extent known to the Company as of the date hereof, the licenses under which such Open Source Software are licensed. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are in compliance with all terms and conditions of any license for Open Source Software that are contained in, incorporated into, linked or called by, distributed with or otherwise used in the Company Source Code. To the Company’s Knowledge, the Company and its Subsidiaries have not (i) incorporated Open Source Software, (ii) distributed Open Source Software or (iii) used Open Source Software in such a way that creates an obligation for the Company Source Code to be (A) disclosed, made available, offered or delivered to any third party, (B) licensed for the purpose of making derivative works, or be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind or (C) redistributed at no charge.
(g)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the computer systems (including the software, hardware, networks, platforms and related systems) owned, leased or licensed or otherwise used in connection with the business of the Company or any of its Subsidiaries (collectively, the “Company Systems”) are adequate and sufficient for the operation of the business of the Company and its Subsidiaries as currently conducted and (ii) since December 31, 2022, to the Knowledge of the Company, there have been no material failures, breakdowns, or continued substandard performance or other similar adverse events affecting any Company Systems that have caused any disruption or interruption in the use of such Company Systems or the conduct of the Company’s business (each, a “Company System Interruption”). The Company and its Subsidiaries maintain commercially reasonable information security, disaster recovery and business continuity plans, procedures and facilities, designed to (A) protect the confidentiality, integrity and security of the Company Systems, and (B) in the event of a Company System Interruption, restore the Company Systems for use in the conduct of the Company’s business within a commercially reasonable period of time; and the Company and its Subsidiaries use commercially reasonable efforts to comply with such plans and procedures.
(h)   To the Knowledge of the Company, neither the Company Systems nor the Software Products contain any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” “virus,” “worm,” “spyware” or “adware” (as such terms are commonly understood in the software industry) or any other code designed or intended to have any of the following functions: disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a Company System on which such code is stored or installed (collectively, “Malicious Code”). The Company and its Subsidiaries have implemented commercially reasonable measures designed to prevent the introduction of Malicious Code into the Software Products and Company Systems (in each case, to the extent within the control of the Company), including firewall protections and regular virus scans.
(i)   Except as would not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect, since December 31, 2022, the Company and its Subsidiaries have implemented and maintained, and have required all affiliates and third Persons Processing Personal Data on behalf of or jointly with the Company or its Subsidiaries (“Data Partners”) to implement and maintain, industry standard administrative, technical, physical and organizational security measures, including written policies and procedures designed to protect the integrity, confidentiality and security of the Company Systems and the data (including Personal Data) stored or contained therein or transmitted or Processed thereby. To the Knowledge of the Company, none of the Company, and its Subsidiaries, or any Data Partner has suffered any material Security Incident that would impact the Company or its Subsidiaries. Neither the Company and its Subsidiaries nor any Data Partner has been required to notify individuals, law enforcement any Governmental Entity, or any other Person of any Security Incident that would impact the Company or its Subsidiaries. The Company and its Subsidiaries engage in commercially reasonable due diligence of Data Partners before allowing such parties to access, receive or Process Personal Data, impose appropriate obligations on Data Partners in compliance with the Information Privacy Requirements, and use commercially reasonable efforts to monitor such parties’ Processing activities to the extent required by Information Privacy Requirements.
(j)   Except as would not, individually or in the aggregate reasonably be expected to have a Company Material Adverse Effect, since December 31, 2022, the Company and its Subsidiaries, and to the Knowledge of the Company all Data Partners, have in all material respects Processed Personal Data in compliance with Information Privacy Requirements. In each case, to the extent required by the Information Privacy Requirements, the Company and its Subsidiaries have (i) had a valid legal basis for processing Personal Data; (ii) prior to the collection of any such Personal Data, (a) provided a Privacy Policy to individuals (and all such policies and/or notices have at all times been accurate, consistent, and complete in all material respects and not misleading or deceptive, including by omission); and (b) obtained any consents required by Information Privacy Requirements from individuals for the Processing of their Personal Data as conducted by or for the Company and its Subsidiaries; (iii) refrained from selling or sharing (as defined by the Information Privacy Requirements) Personal Data, except where such selling or sharing have complied with the Information Privacy Requirements; and (iv) complied with the known and applicable privacy choices (including opt-out preferences) of the applicable data subjects after receiving notice of such privacy choices. Since December 31, 2022, to the Knowledge of the Company, no Proceeding or investigation has been filed, commenced or threatened in writing against the Company or any of its Subsidiaries alleging, and neither the Company nor its Subsidiaries have given any written complaint or notice of, any material failure to comply with any Information Privacy Requirement, and neither the Company nor any of its Subsidiaries have received any written correspondence from any Person relating to actual or alleged material non-compliance with the Information Privacy Requirements.
(k)   Except as set forth on the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries (i) is required under Information Privacy Requirements to register with or provide notice to any Governmental Entity in connection with the Processing of Personal Data by the Company or any of its Subsidiaries or (ii) participate in any binding privacy or security program sponsored by a government or standard setting organization. Since December 31, 2022, any authorized public statements by the Company and any of its Subsidiaries in connection with the Company’s participation in any such privacy or security program have, to the Knowledge of the Company, at all times been true, accurate and complete in all material respects. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries Process the Personal Data of any natural Person known to them to be under the age of majority or otherwise considered a child under Information Privacy Requirements and, to the Knowledge of the Company, the Company and the Subsidiaries implement appropriate measures to ensure that no such Personal Data is Processed, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(l)   The Company and its Subsidiaries maintain commercially reasonable insurance coverage containing policy terms and limits that are reasonably appropriate to respond to the risk of liability relating to any

Security Incident or any violation of the Information Privacy Requirements, and since December 31, 2022, no claims have been made under such insurance policy(ies).
(m)   The Company and its Subsidiaries have not transferred or permitted the transfer of Personal Data originating in the European Economic Area or United Kingdom outside those jurisdictions other than in compliance with the Information Privacy Requirements.
3.18   Insurance.   True, correct and complete copies of all currently effective material insurance policies issued in favor of the Company or any of its Subsidiaries have been made available to Parent prior to the date hereof. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: (a) all insurance policies maintained by the Company and its Subsidiaries are in full force and effect and all premiums due and payable thereon have been paid and (b) neither the Company nor any of its Subsidiaries is in breach of or default under any of such insurance policies.
3.19   Broker’s Fees.   Except for the financial advisors’ fees set forth in Section 3.19 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries nor any of their respective officers or directors on behalf of the Company or such Subsidiaries has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions.
3.20   Opinion of Financial Advisor.   Allen & Company LLC, the Company’s financial advisor, has delivered to the Company Board its opinion in writing or orally, in which case, such opinion will be confirmed in writing, to the effect that, as of the date thereof and based upon and subject to the assumptions, qualifications, limitations and other matters set forth therein, the Merger Consideration to be received by the holders of Shares (other than Guarantor, Parent, Merger Sub and their respective affiliates) pursuant to this Agreement is fair, from a financial point of view, to such holders.
3.21   Government Contracts.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to each Government Contract and any proposals or bids submitted for any Government Contract, during the three (3) years prior to the date hereof: (i) neither the Company nor any of the Company Subsidiaries nor any of their respective Principals (as that term is defined by 48 C.F.R. § 2.101), or, to the Knowledge of the Company, any current employee is or has been suspended or debarred, proposed for debarment or suspension, declared ineligible or determined non-responsive from holding, performing or bidding on any Government Contract, and no such proceeding regarding suspension, debarment, ineligibility or non-responsibility has been commenced or threatened; (ii) no Governmental Entity nor prime contractor, or subcontractor has notified the Company or any of the Company Subsidiaries, as applicable, in writing of any breach or violation of any applicable Law; (iii) neither the Company nor any of the Company Subsidiaries has received any written notice of termination for default or cause, cure notice, or show cause notice; (iv) neither the Company nor any of its Subsidiaries has received any written notice of any audits or investigations by any Governmental Entity; (v) neither the Company nor any of the Company Subsidiaries has been notified of any other claim or other dispute relating to any Government Contract; (vi) neither the Company nor any of the Company Subsidiaries has conducted an internal investigation nor made any voluntary or mandatory disclosure to any Governmental Entity with respect to any irregularity, misstatement, significant overpayment, or actual, alleged or potential violation of law; and (vii) the Company and each of the Company Subsidiaries have complied, in all material respects, with all Laws applicable to Government Contracts and the terms and conditions of (including all representations and certifications relating to) each Government Contract.
3.22   No Other Representations or Warranties.   Except for the representations and warranties expressly set forth in this Article 3, none of the Company or any other Person on behalf of the Company or its Subsidiaries makes any express or implied representation or warranty (and there is and has been no reliance by Parent, Merger Sub or any of their respective affiliates or Representatives on any such representation or warranty) with respect to the Company, its Subsidiaries or their respective businesses or with respect to any other information provided, or made available, to Parent, Merger Sub or their respective Representatives or affiliates in connection with the Transactions, including the accuracy or completeness thereof. Without limiting the foregoing, neither the Company nor any other Person will have or be subject to any liability or other obligation to Parent, Merger Sub or their Representatives or affiliates or any other

Person resulting from Parent’s, Merger Sub’s or their Representatives’ or affiliates’ use of any information, documents, projections, forecasts or other material made available to Parent, Merger Sub or their Representatives or affiliates, including any information made available in the electronic data room maintained by the Company for purposes of the Transactions, teaser, marketing material, confidential information memorandum, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions, unless and to the extent any such information is expressly included in a representation or warranty contained in this Article 3.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Except as set forth in the disclosure schedule delivered by Parent and Merger Sub to the Company (the “Parent Disclosure Schedule”) prior to the execution of this Agreement (with specific reference to the representations and warranties in this Article 4 to which the information in such schedule relates; provided, that, disclosure in the Parent Disclosure Schedule as to a specific representation or warranty shall qualify any other sections of this Agreement to the extent (notwithstanding the absence of a specific cross reference) it is reasonably apparent on the face of such disclosure that such disclosure relates to such other sections), Parent and Merger Sub hereby represent and warrant to the Company as follows:
4.1   Corporate Organization.   Each of Parent and Merger Sub is a corporation or other entity duly organized, validly existing and, to the extent applicable, in good standing under the Laws of the jurisdiction of its organization (in the case of good standing, to the extent such jurisdiction recognizes such concept), and has the requisite corporate or other entity power and authority to own or lease all of its properties and assets, and to carry on its business as it is now being conducted. Each of Parent and Merger Sub is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified, has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
4.2   Authority, Execution and Delivery; Enforceability.   Each of Parent and Merger Sub has all necessary power and authority to execute and deliver this Agreement, to perform and comply with each of its obligations under this Agreement and to consummate the Transactions, including the Merger, applicable to such party. The execution and delivery by each of Parent and Merger Sub of this Agreement, the performance and compliance by Parent and Merger Sub with each of its obligations herein and the consummation by Parent and Merger Sub of the Transactions, including the Merger, applicable to it have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub and no stockholder votes are necessary to authorize this Agreement or the consummation by Parent and Merger Sub of the Transactions, including the Merger, to which it is a party. Each of Parent and Merger Sub has duly and validly executed and delivered this Agreement and, assuming the due authorization, execution and delivery by the Company of this Agreement, this Agreement constitutes Parent’s and Merger Sub’s legal, valid and binding obligation, enforceable against each of Parent and Merger Sub in accordance with its terms, except as limited by Laws affecting the enforcement of creditors’ rights generally, by general equitable principles or by the discretion of any Governmental Entity before which any Proceeding seeking enforcement may be brought.
4.3   No Conflicts.
(a)   The execution and delivery of this Agreement by Parent and Merger Sub, does not and will not, and the performance of this Agreement by Parent and Merger Sub will not: (i) conflict with or violate any provision of the certificate of incorporation, bylaws or similar organizational documents of Parent or Merger Sub; (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.3(b) have been obtained and all filings and notifications described in Section 4.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to Parent, Merger Sub or any other Subsidiary of Parent (each a “Parent Subsidiary” and, collectively, the “Parent Subsidiaries”), or by which any property or asset of Parent or any Parent Subsidiary is bound or affected; or (iii) require any consent or approval under, result in any breach of or any loss of any benefit under, constitute a change of control or default (or an event which with notice or lapse of time or both would become a default) under or give to others any right of termination, vesting, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of Parent or any Parent Subsidiary, including Merger Sub, pursuant to, any Contract or Permit to which Parent or any Parent Subsidiary is a party, except, with respect to clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   The execution and delivery of this Agreement by Parent and Merger Sub does not and will not, and the consummation by Parent and Merger Sub of the Transactions, including the Merger, and compliance by Parent and Merger Sub with any of the terms or provisions hereof will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except: (i) under the Exchange Act and the rules and regulations of NASDAQ; (ii) as required under the HSR Act and any other applicable Competition Laws; (iii) the filing and recordation of the Certificate of Merger, as required by the DGCL; and (iv) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
4.4   Litigation.   There is no Proceeding pending, or, to the Knowledge of Parent, threatened that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect, and neither Parent nor Merger Sub is subject to any outstanding Order that, individually or in the aggregate, has had or would reasonably be expected to have a Parent Material Adverse Effect or that challenges the validity or propriety of the Merger.
4.5   Financing.   Parent has available to it, and (assuming satisfaction, or waiver in accordance with Section 7.5, of the condition of Parent’s and Merger Sub’s obligations to consummate the Merger set forth in Section 6.3(a)(i) (solely with respect to Company representations and warranties set forth in Section 3.19 (Broker’s Fees)) and Section 6.3(a)(ii)) will have on the Closing Date, available unencumbered cash or cash equivalents that are sufficient to (i) consummate the Transactions; (ii) pay any and all fees and expenses required to be paid at Closing by Parent and Merger Sub in connection with the Transactions; and (iii) satisfy all of the other payment obligations of Parent and Merger Sub in connection with this Agreement and the Transactions contemplated hereunder.
4.6   Proxy Statement.   None of the information supplied or to be supplied by Parent or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date that the Proxy Statement or any amendment or supplement thereto is mailed to holders of Shares and at the time of the Company Meeting, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading (except that no representation or warranty is made by Parent or Merger Sub to such portions thereof that relate expressly to the Company or any of its Subsidiaries, or to statements made therein based on information supplied by or on behalf of Company for inclusion or incorporation by reference therein).
4.7   Ownership of Company Capital Stock.   None of Parent, Merger Sub or any Parent Subsidiary beneficially owns any Shares or other Equity Interests in the Company as of the date hereof. Neither Parent nor Merger Sub is, nor at any time during the last three (3) years has it been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL (other than as contemplated by this Agreement).
4.8   Ownership of Parent and Merger Sub.   All of the outstanding Equity Interests of Merger Sub have been duly authorized and validly issued. All of the issued and outstanding Equity Interests of Merger Sub are, and at the Effective Time will be, owned directly or indirectly by Parent. Merger Sub was formed solely for purposes of the Merger and, except for matters incident to formation and execution and delivery of this Agreement and the performance of the Transactions, including the Merger, has not prior to the date hereof engaged in any business or other activities. Merger Sub has no outstanding option, warrant, right or any other agreement pursuant to which any Person other than Parent may acquire any Equity Interests of Merger Sub. All of the issued and outstanding Equity Interests of Parent are, and at the Effective Time will be, owned directly or indirectly by Guarantor.
4.9   Brokers.   Neither Parent nor any Parent Subsidiary nor any of their respective officers or directors on behalf of Parent or such Parent Subsidiary has employed any financial advisor, broker or finder or incurred any liability for any financial advisory, broker’s fees, commissions or finder’s fees in connection with any of the Transactions.
4.10   No Other Representations and Warranties.   Each of Parent and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, Intellectual Property, technology, liabilities, results of operations, financial condition and prospects of the Company, and each of them acknowledges that it and its Representatives have received access to books and records, facilities, equipment, contracts and other assets of the Company, and that it and its Representatives have had the opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Each of Parent and Merger Sub acknowledges that neither the Company nor any Person on behalf of the Company makes, and none of Parent or Merger Sub has relied upon, any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or with respect to any other information provided to Parent or Merger Sub in connection with the Transactions, including the accuracy or completeness thereof, other than the representations and warranties contained in Article 3. Each of Parent and Merger Sub acknowledges and agrees that, to the fullest extent permitted by applicable Law, the Company and its Subsidiaries, and their respective affiliates, stockholders, controlling Persons or Representatives shall not have any liability or responsibility whatsoever to Parent, Merger Sub, any Parent Subsidiary, or their respective affiliates, stockholders, controlling Persons or Representatives on any basis (including in contract or tort, under federal or state securities Laws or otherwise) based upon any information (including any statement, document or agreement delivered pursuant to this Agreement and any financial statements and any projections, forecasts, estimates or other forward-looking information) provided or made available (including in any data rooms, teasers, marketing materials, management presentations, confidential information memorandums, functional “break-out” discussions, responses to questions submitted on behalf of Parent, Merger Sub or their respective Representatives or in any other form in connection with the Transactions or any descriptive or supplemental information), or statements made (or any omissions therefrom), to Parent, Merger Sub, any Parent Subsidiary, or any of their respective affiliates, stockholders, controlling Persons or Representatives, except as, and only to the extent, expressly set forth in Article 3.
ARTICLE 5
COVENANTS
5.1   Conduct of Business by the Company Pending the Closing.   Between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article 7, except (i) as set forth in Section 5.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by any other provision of this Agreement, (ii) as required by applicable Law, or (iii) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company will, and will cause each of its Subsidiaries to, use commercially reasonable efforts to (a) conduct its operations in all material respects only in the ordinary course of business and (b) substantially preserve the goodwill and current relationships of the Company and each of its Subsidiaries with customers, suppliers, vendors, resellers, licensors, licensees, Governmental Entities and other Persons with which the Company or any of its Subsidiaries has significant business relations; provided, however, that no action by the Company or its Subsidiaries with respect to matters expressly permitted by any provision of this Section 5.1 shall be deemed a breach of this sentence. Without limiting the foregoing, except (i) as set forth in Section 5.1 of the Company Disclosure Schedule or as otherwise expressly contemplated by any other provision of this Agreement, (ii) as required by applicable Law or (iii) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed, the Company shall not, and shall not permit any of its Subsidiaries to, between the date of this Agreement and the earlier of the Effective Time and the termination of this Agreement in accordance with Article 7, directly or indirectly, take any of the following actions:
(a)   amend the Company’s certificate of incorporation or bylaws or equivalent organizational documents;
(b)   (i) form any Subsidiary, (ii) enter into any new line of business that would materially change the business of the Company and its Subsidiaries, taken as a whole, as of the date hereof, (iii) abandon or discontinue any material and existing line of business, (iv) authorize or effect any material change to the principal business of the Company as currently conducted and as currently proposed to be conducted, or (v) agree to any covenant materially limiting the ability of the Company or any of its affiliates or Subsidiaries to compete or engage in any line of business or to compete with any Person in any geographic area;
(c)   issue, sell, pledge, dispose of, grant, transfer or encumber any shares of capital stock of, or other Equity Interests in, the Company or any of its Subsidiaries of any class, or securities convertible into, or exchangeable or exercisable for, any shares of such capital stock or other Equity Interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other Equity Interests or such convertible or exchangeable securities of the Company or any of its Subsidiaries, other than the issuance of Shares upon the exercise of Company Options or Company SARs or settlement of Company RSUs in accordance with their terms;
(d)   sell, pledge, dispose of, transfer, lease, license, guarantee or encumber any material property (including, without limitation, the Company Leased Real Property) or assets of the Company or any of its Subsidiaries (other than Intellectual Property) having a value in excess of $500,000 individually or $1,000,000 in the aggregate, except (i) between or among the Company and any of its wholly owned Subsidiaries (or between or among any such Subsidiaries), (ii) with respect to Company Leased Real Property, at the end of the term of the applicable Company Lease Agreement or (iii) as required pursuant to existing Contracts as of the date of this Agreement;
(e)   sell, assign, pledge, transfer, encumber, license, sublicense, abandon, allow to lapse or otherwise dispose of any material Company-Owned Intellectual Property, except in the ordinary course of business;
(f)   declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock or other Equity Interests, except for dividends paid by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company;
(g)   reclassify, combine, split, subdivide or amend the terms of, or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock or other Equity Interests, except with respect to any wholly owned Subsidiary of the Company;
(h)   merge or consolidate the Company or any of its Subsidiaries with any Person or adopt a plan of complete or partial liquidation or resolutions providing for a complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, except with respect to any wholly owned Subsidiaries of the Company;
(i)   acquire any material assets (including, without limitation, any owned real property or leased real property) (other than acquisitions of raw materials, inventory held for sale and other property in the ordinary course of business) or any other Person or business of any other Person (whether by merger or consolidation, acquisition of stock or assets or by formation of a joint venture or otherwise), other than acquisitions (a) with a purchase price not greater than $500,000 individually and not greater than $1,000,000 in the aggregate; or (b) pursuant to agreements in effect prior to the execution of this Agreement or arising out of transactions identified on Section 5.1(i) or Section 3.14(a) of the Company Disclosure Schedule;
(j)   incur any indebtedness for borrowed money or issue any debt securities, in each case, in an aggregate principal amount in excess of $1,000,000, except for intercompany loans between or among any of the Company and its direct or indirect wholly-owned Subsidiaries; or assume or guarantee the indebtedness of any Person (other than a direct or indirect wholly owned Subsidiary of the Company) for borrowed money in an aggregate principal amount in excess of $1,000,000;
(k)   make any loans, advances or capital contributions to, or investments in, any other Person (other than in the ordinary course of business or between or among the Company and any of its direct or indirect wholly-owned Subsidiaries) in excess of $1,000,000 in the aggregate;
(l)   assign, terminate, cancel or agree to any material amendments to or waiver under any Company Material Contract (in each case, other than in the ordinary course of business or on commercially reasonable terms with respect to Company Material Contracts of a type described in Section 3.16(a)(i), Section 3.16(a)(ii) or Section 3.16(a)(iii) except for any contract listed on Section 5.1(l)(i) of the Company Disclosure Schedule), or enter into or amend any Contract that, if existing on the date hereof, would be any Company Material Contract (in each case, other than in the ordinary course of business or on commercially reasonable terms with respect to Company Material Contracts of a type described in Section 3.16(a)(i), Section 3.16(a)(ii) or Section 3.16(a)(iii) except for any contract listed on Section 5.1(l)(i) of the Company Disclosure Schedule);
(m)   except to the extent required by this Agreement, applicable Law or the existing terms of any Company Benefit Plan (i) materially increase the compensation or benefits payable or to become payable to Service Providers with an annual base compensation of $400,000 or more, (ii) materially amend or terminate any material Company Benefit Plan, or establish, adopt, or enter into any new such arrangement that if in effect on the date hereof would be a material Company Benefit Plan, (iii) accelerate vesting, exercisability or funding under any Company Benefit Plan, (iv) terminate (other than for cause) the employment of or hire or promote any Service Provider with an annual base compensation of $400,000 or more or (v) modify, extend, negotiate or enter into, or agree to assume or otherwise be bound by, any Labor Agreement;
(n)   implement or announce any employee layoffs, facility closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that trigger, individually or in the aggregate, notification requirements of the WARN Act, or voluntarily recognize any Union as the bargaining unit of any employee of the Company or any Subsidiary of the Company;
(o)   make any material change in accounting policies, practices, principles, methods or procedures, other than as required by GAAP or by a Governmental Entity;
(p)   settle or agree to settle any Proceeding other than settlements or agreements that involve the payment of monetary damages not in excess of $1,000,000 in the aggregate (net of the Company’s litigation loss reserve and any insurance coverage maintained by the Company or any of its Subsidiaries), in any case, without the imposition of equitable relief on, or the admission of wrongdoing by, the Company or any of its Subsidiaries;
(q)   other than as required by GAAP with respect to capitalized Software expenditures, make any capital expenditures in the aggregate (or any authorization or commitment with respect thereto) in excess of the aggregate amount of capital expenditures set forth in the capital expenditures budget made available to Parent, other than capital expenditures that are not, in the aggregate, in excess of $500,000;
(r)   other than in the ordinary course of business: (i) make, change or revoke any material Tax election, (ii) adopt or change any material method of accounting for Tax purposes, (iii) change any annual Tax accounting period, (iv) enter into any material settlement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with respect to any Tax claim, notice, audit, assessment or dispute, (v) file any material amended Tax Return, (vi) surrender any right to claim a material Tax refund or (vii) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment;
(s)   modify the Privacy Policies in a manner that would restrict the ability of Parent, its Subsidiaries or affiliates or the Company (or following the Closing, the Merger Sub) or its Subsidiaries to process Personal Data currently processed by the Company or its Subsidiaries (beyond the restrictions currently contained in such Privacy Policies), unless required otherwise by Information Privacy Laws;
(t)   materially modify the terms and conditions under which the Company’s products and services are offered to customers (other than in the ordinary course of business or as may be required to comply with mobile application store requirements or applicable Law);
(u)   make any material amendments to the Company’s insurance policies, or fail to use commercially reasonable efforts to maintain the Company’s insurance policies or comparable replacement policies with respect to the material assets, operations and activities of the Company and the Subsidiaries of the Company;

(v)   convene any special meeting of the Company Stockholders (or postpone or adjourn any special meeting), or propose any matters for consideration and a vote of the Company Stockholders (other than the Company Meeting or any special meeting duly called by Company Stockholders); or
(w)   authorize or enter into any Contract, or otherwise make any commitment to do any of the foregoing.
5.2   Access to Information; Confidentiality.   From the date of this Agreement to the earlier of the Effective Time and the termination of this Agreement in accordance with Article 7, solely for purposes of furthering the consummation of the Transactions or integration planning relating thereto, the Company shall, and shall cause each of its Subsidiaries to: (a) provide to Parent and Merger Sub and their respective Representatives reasonable access during normal business hours in such a manner as not to interfere unreasonably with the business conducted by the Company or any of its Subsidiaries or create risk of damage or destruction to any asset or property of the Company or any of its Subsidiaries, upon reasonable prior notice to the Company, to the officers, employees, properties, offices and other facilities of the Company and each of its Subsidiaries and to the books and records thereof; (b) cause the Company’s and its Subsidiaries’ employees, advisors and other Representatives to reasonably cooperate with Parent and its Representatives during normal business hours upon prior notice with respect to Parent’s investigation of the Company and its Subsidiaries; and (c) furnish during normal business hours upon reasonable prior notice such information (to the extent not publicly available) concerning the business, properties, Contracts, assets and liabilities of the Company and each of its Subsidiaries as Parent or its Representatives may reasonably request; provided, however, that, the Company shall not be required to (nor to cause any of its Subsidiaries to) afford such access or furnish such information to the extent the Company, in its reasonable discretion, has determined that doing so would: (i) result in the loss of attorney-client privilege, work-product doctrine or any other applicable legal privilege (but the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in a loss of attorney-client privilege, work-product doctrine or any other applicable legal privilege); (ii) result in the disclosure of any trade secrets of third parties; (iii) relate to an Acquisition Proposal, a Company Board Recommendation Change, a Superior Proposal or an Intervening Event (except to the extent required pursuant to Section 5.3); or (iv) breach, contravene or violate any applicable Law or the provisions of any agreement to which the Company or any of its Subsidiaries is a party (but the Company shall use its reasonable best efforts to allow for such access or disclosure in a manner that does not result in such breach, contravention or violation). Nothing in this Section 5.2 shall be construed to require the Company or any of its Representatives to prepare any reports, analyses, appraisals or opinions. Any access to the properties of the Company and each of its Subsidiaries will be subject to the Company’s reasonable security measures and insurance requirements and will not include the right to perform invasive testing. Notwithstanding anything herein to the contrary, the Company shall not be required to provide access or furnish any information to Parent pursuant to this Section 5.2 to the extent that such access or information is reasonably pertinent to a litigation where the Company or any of its affiliates, on the one hand, and Parent or any of its affiliates, on the other hand, are adverse parties. The Confidentiality Agreement, dated February 2, 2024 and as amended as of August 6, 2025, by and between the Company and Guarantor (as amended, the “Confidentiality Agreement”), shall apply with respect to information furnished under this Section 5.2 by the Company, its Subsidiaries and their Representatives.
5.3   Treatment of Acquisition Proposals.
(a)   No Solicitation.   Except as permitted by Section 5.3(b), as promptly as possible after the date hereof, the Company shall cease any discussions or negotiations with any Person (other than Parent) and its affiliates and Representatives related to, or that could reasonably be expected to lead to, an Acquisition Proposal (including any provision of non-public information regarding the Company and its Subsidiaries) and shall promptly (and, in any event, within two (2) Business Days of the date hereof) request that each such Person (other than Parent and its Representatives) that has, prior to the execution and delivery of this Agreement, executed a confidentiality agreement in connection with such Person’s consideration of a transaction with the Company, to return or destroy all confidential information furnished to such Person by or on behalf of the Company in connection with any such discussions or negotiations and terminate the access of any Person (other than Parent and its Representatives) to any physical or electronic data room related to a potential Acquisition Proposal. Subject to the terms of Section 5.3(b), from the date of this Agreement until the earlier to occur of the valid termination of this Agreement pursuant to Article 7 and the

Effective Time, the Company shall not, and shall cause its Subsidiaries, and shall use its reasonable best efforts to cause its Representatives, not to, directly or indirectly: (i) solicit, initiate, knowingly encourage or facilitate the making or submission of any Acquisition Proposal (it being understood and agreed that ministerial acts that are not otherwise prohibited by this Section 5.3(a) (such as answering unsolicited phone calls) shall not be deemed to facilitate for purposes of, or otherwise constitute a violation of, this Section 5.3); (ii) furnish to any Person (other than to Parent, Merger Sub or their respective Representatives) any non-public information relating to the Company or any of its Subsidiaries or afford to any Person (other than Parent or Merger Sub and their respective Representatives) access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries, in any such case that relates to or could reasonably be expected to lead to an Acquisition Proposal; (iii) participate in or engage in discussions or negotiations with any Person that relates to or could reasonably be expected to lead to an Acquisition Proposal; (iv) grant any waiver or release under Section 203 of the DGCL or any other state takeover Law; or (v) enter into any letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract relating to an Acquisition Transaction, other than an Acceptable Confidentiality Agreement (any such letter of intent, memorandum of understanding, merger agreement, acquisition agreement or other Contract providing for an Acquisition Transaction, an “Alternative Acquisition Agreement”).
(b)   Superior Proposals.   Notwithstanding anything to the contrary in Section 5.3(a), from the date of this Agreement and continuing until the receipt of Company Stockholder Approval, the Company may, directly or indirectly through one (1) or more of its Representatives, participate or engage in discussions or negotiations with, furnish non-public information relating to the Company or any of its Subsidiaries to, or afford access to the business, properties, assets, books, records or other non-public information, or to any personnel, of the Company or any of its Subsidiaries pursuant to an Acceptable Confidentiality Agreement to, any Person (and its Representatives and potential financing sources) that has made, renewed or delivered to the Company an Acquisition Proposal after the date of this Agreement only if (i) the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel) that such Acquisition Proposal constitutes, or could reasonably be expected to lead to, a Superior Proposal, (ii) the Company Board has determined in good faith (after consultation with the Company’s outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law, and (iii) prior to furnishing any non-public information to such Person, the Company receives from such Person an executed Acceptable Confidentiality Agreement; provided, that, subject to applicable Law, the Company shall promptly make available to Parent and Merger Sub any non-public information concerning the Company that is provided to any such Person or its Representatives or potential financing sources pursuant to this Section 5.3(b) that was not previously made available to Parent and Merger Sub prior to, or simultaneously with, furnishing such information to such Person or its Representatives or potential financing sources.
(c)   No Change in Company Board Recommendation or Entry into an Alternative Acquisition Agreement.    Except as permitted by Section 5.3(d), at no time after the date of this Agreement may the Company Board or any committee thereof:
(i)   (A) withhold, withdraw, amend, qualify or modify, or publicly propose to withhold, withdraw, amend, qualify or modify, the Company Board Recommendation in a manner adverse to Parent and Merger Sub; (B) adopt, approve or recommend to the Company Stockholders an Acquisition Proposal; (C) fail to include the Company Board Recommendation in the Proxy Statement; or (D) fail to publicly reaffirm the Company Board Recommendation, or fail to publicly recommend against any such Acquisition Proposal, within ten (10) Business Days after any written request by Parent to do so following the public announcement of any Acquisition Proposal (or such fewer number of days as remains prior to the Company Meeting, so long as such request is made at least two (2) Business Days prior to the Company Meeting) (it being understood that the Company will have no obligation to make such reaffirmation on more than three (3) separate occasions); (any action described in clauses (A), (B), (C) and (D), a “Company Board Recommendation Change”); or
(ii)   cause or permit the Company or any of its Subsidiaries to enter into an Alternative Acquisition Agreement.

(d)   Company Board Recommendation Change.   Notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Company Stockholder Approval:
(i)   if the Company has received a bona fide written Acquisition Proposal that did not result from a breach of Section 5.3(a) that the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel) constitutes a Superior Proposal, then the Company Board may (x) effect a Company Board Recommendation Change with respect to such Acquisition Proposal or (y) authorize the Company to terminate this Agreement to enter into an Alternative Acquisition Agreement; provided, however, that the Company Board shall not effect a Company Board Recommendation Change or authorize such termination unless:
(A)   the Company Board determines in good faith (after consultation with the Company’s outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law;
(B)   the Company has provided prior written notice to Parent and Merger Sub at least five (5) Business Days in advance (the “Notice Period”) that the Company Board has received a Superior Proposal and intends to take such action, which notice shall include the identity of the Person making the Superior Proposal, an unredacted copy of the Superior Proposal that is the basis for the proposed action, it being understood that the delivery of a notice of Superior Proposal or any amendment or update thereto or the determination to so deliver such notice shall not in and of itself constitute a Company Board Recommendation Change, so long as such notices are delivered privately to Parent and would not reasonably be expected to require public disclosure thereof; and
(C)   prior to taking such action, the Company and its Representatives, during the Notice Period, shall have negotiated with Parent and its Representatives in good faith (to the extent that Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement such that, after taking into account any adjustments to the terms and conditions of this Agreement proposed by Parent, the Company Board would no longer determine that the failure to make a Company Board Recommendation Change in response to such Acquisition Proposal would be inconsistent with its fiduciary duties pursuant to applicable Law or such Acquisition Proposal would cease to constitute a Superior Proposal; provided, however, that, in the event of any material revisions to such Acquisition Proposal (including any change in price), the Company shall be required to deliver a new written notice to Parent and Merger Sub and to comply with the requirements of this Section 5.3(d)(i)(B) with respect to such new written notice (it being understood that the Notice Period in respect of such new written notice will be three (3) Business Days);
(D)   in the event of any termination of this Agreement in order to cause or permit the Company to enter into an Alternative Acquisition Agreement with respect to such Acquisition Proposal, the Company will have validly terminated this Agreement in accordance with Section 7.1(f) including paying the Company Termination Fee in accordance with Section 7.3;
(ii)   the Company Board may effect a Company Board Recommendation Change in connection with an Intervening Event if the Company Board determines in good faith (after consultation with the Company’s outside legal counsel) that the failure to do so would be inconsistent with its fiduciary duties pursuant to applicable Law; provided, however, that, the Company Board shall not effect such a Company Board Recommendation Change, unless:
(A)   the Company has provided prior written notice to Parent and Merger Sub at least three (3) Business Days in advance that the Company Board intends to effect a Company Board Recommendation Change, which notice shall describe the applicable Intervening Event in reasonable detail; and
(B)   prior to effecting such Company Board Recommendation Change, the Company and its Representatives, during such three (3)-Business Day period, shall have negotiated with Parent and its Representatives in good faith (to the extent Parent desires to so negotiate) to make such adjustments to the terms and conditions of this Agreement so that the Company Board would no longer determine that the failure to make a Company Board Recommendation Change in connection with such Intervening Event would be inconsistent with its fiduciary duties pursuant to applicable Law.
(iii)   Notwithstanding any Company Board Recommendation Change or any other provision of this Agreement to the contrary, unless this Agreement has been validly terminated pursuant to Section 7.1, the Company shall cause the approval of the Merger and the Transactions to be submitted to a vote of the Company Stockholders at the Company Meeting in order to obtain the Company Stockholder Approval.
(e)   Notice.   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 7 and the Effective Time, the Company shall promptly (and, in any event, within forty-eight (48) hours) notify Parent and Merger Sub if any Acquisition Proposal (or inquiry or offer that could reasonably be expected to lead to an Acquisition Proposal) is received by the Company or any of its affiliates or Representatives, including the Company Board. Such notice shall include (i) the identity of the Person making the Acquisition Proposal, inquiry or offer, (ii) if in writing, a copy of such Acquisition Proposal, inquiry or offer (and if available, drafts of any Contract to effectuate such Acquisition Proposal) and copies of any financing commitments (but excluding any fee letters that are customarily redacted with respect thereto) received by the Company in connection therewith and (iii) if made orally, a summary of the material terms and conditions of such Acquisition Proposal. From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article 7 and the Effective Time, the Company shall (i) keep Parent and Merger Sub reasonably informed of the status and any material changes to the material terms and conditions of any such Acquisition Proposal (including by providing unredacted copies of all amendments and proposed amendments provided to or by such Person) and (ii) shall notify Parent promptly (and, in any event, within forty-eight (48) hours) after it first enters into discussions or negotiations concerning such Acquisition Proposal or provides non-public information or data to any Person relating thereto.
(f)   Certain Disclosures.   Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will prohibit the Company or the Company Board from (i) taking and disclosing to the Company Stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act that does not recommend acceptance of the applicable tender offer or making a “stop, look and listen” communication to the Company Stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act (or any similar communication); (ii) informing any Person of the existence of the provisions contained in this Section 5.3; or (iii) complying with the Company’s disclosure obligations under United States federal or state Law with regard to an Acquisition Proposal; provided, that this Section 5.3(f) shall not be deemed to permit the Company or the Company Board to effect a Company Board Recommendation Change except in accordance with Section 5.3(d). In addition, it is understood and agreed that, for purposes of this Agreement, a factually accurate public statement by the Company or the Company Board, to the extent required by Law, that describes the Company’s receipt of an Acquisition Proposal, the identity of the Person making such Acquisition Proposal, the material terms of such Acquisition Proposal and/or the operation of this Agreement with respect thereto will not, in and of itself, be deemed to be a Company Board Recommendation Change; provided, that this Section 5.3(f) shall not be deemed to permit the Company or the Company Board to effect a Company Board Recommendation Change except in accordance with Section 5.3(d).
5.4   SEC Filings; Other Actions.
(a)   As promptly as practicable (and in any event within fifteen (15) Business Days) after the execution of this Agreement, the Company shall prepare and file the Proxy Statement in preliminary form with the SEC, which shall, subject to Section 5.3, include the Company Board Recommendation. Parent and Merger Sub, and their counsel, shall be given a reasonable opportunity to review the Proxy Statement before it is filed with the SEC, and the Company shall give due consideration to any reasonable additions, deletions or changes suggested thereto by Parent and Merger Sub or their counsel. The Company shall use its reasonable best efforts to respond as promptly as practicable to comments by the SEC staff in respect of the Proxy Statement and to cause the definitive Proxy Statement to be mailed to the Company Stockholders as of the record date established for the Company Meeting as promptly as practicable after the date of this Agreement. The Company shall provide Parent and its counsel with copies of any written comments, and shall provide them a summary of any oral comments, that the Company or its counsel receive from the SEC or its staff with respect to the Proxy Statement as promptly as practicable after receipt of such comments, and any written or oral responses thereto. Parent and its counsel shall be given a reasonable opportunity to review any such responses and the Company shall give due consideration in good faith to any reasonable additions, deletions or changes suggested thereto by Parent and its counsel. Each of Parent and Merger Sub shall (i) cooperate with the Company in the preparation of the Proxy Statement, (ii) furnish all information that is reasonably necessary or appropriate in connection with the preparation of the Proxy Statement concerning themselves and their affiliates as promptly as practicable after the date hereof, and (iii) provide such other assistance, in each case, as may be reasonably requested by the Company in the connection with the preparation, filing and distribution of the Proxy Statement.
(b)   The Company shall (i) mail the definitive Proxy Statement to the Company Stockholders of record as of the record date for the Company Meeting as promptly as practicable following the date of this Agreement (and in any event within five (5) Business Days following the date on which the SEC confirms that is has no further comments on the Proxy Statement), (ii) as promptly as practicable after the execution of this Agreement take all action necessary in accordance with the DGCL, the Company Charter and the Company Bylaws to establish a record date for the Company Meeting (including conducting “broker searches” in accordance with Rule 14a-13 of the Exchange Act and setting a preliminary record date for such Company Meeting), and duly call, give notice of, convene and hold a meeting of the Company Stockholders no later than thirty (30) days following the mailing of the definitive Proxy Statement (or such later date as the parties may reasonably agree) for the purpose of obtaining the Company Stockholder Approval (the “Company Meeting”), and (iii) subject to a Company Board Recommendation Change in accordance with Section 5.3, include the Company Board Recommendation in the Proxy Statement and use reasonable best efforts to solicit from the Company Stockholders proxies in favor of the adoption of this Agreement. The Company may postpone or adjourn the Company Meeting from time to time, but on not more than three (3) occasions, (A) with the consent of Parent, (B) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure, which the Company Board (after consultation with outside legal counsel) has determined in good faith is necessary or advisable, and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Stockholders prior to the Company Meeting, (C) if as of the time for which the Company Meeting is originally scheduled (as set forth in the Proxy Statement) or is scheduled to reconvene following an adjournment thereof, there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Meeting or to the extent that at such time the Company has not received proxies sufficient to allow the receipt of the Company Stockholder Approval at the Company Meeting, or (D) if required by Law; provided, however, that, no such postponement or adjournment shall delay the Company Meeting by more than fifteen (15) Business Days from the originally scheduled date of the Company Meeting or ten (10) Business Days from the prior-scheduled date or to a date on or after the fifth (5th) Business Day preceding the Outside Date, without the prior written consent of Parent.
5.5   Appropriate Action; Consents; Filings.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions that are necessary under this Agreement and applicable Law to consummate and make effective the Merger and the other Transactions as promptly as practicable, including using reasonable best efforts to accomplish the following: (i) obtain all consents, approvals or waivers from, or participation in other discussions or negotiations with, Third Parties, including under any Contract to which the Company, Guarantor or Parent or any of their respective Subsidiaries is party or by which such Person or any of their respective properties or assets may be bound; (ii) obtain all necessary actions or nonactions, waivers, approvals, Orders and authorizations from Governmental Entities (including those in connection with applicable Competition Laws), make all necessary registrations, declarations and filings with and take all steps as may be necessary to obtain an approval or waiver from, or to avoid any Proceeding by, any Governmental Entity (including in connection with applicable Competition Laws); and (iii) execute and deliver any additional instruments necessary to consummate the Transactions and fully to carry out the purposes of this Agreement. Each of the parties (including Guarantor) shall furnish to each other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing. Subject to applicable Law relating to the exchange of information, the Company and Parent shall have the right to review in advance, and, to the extent practicable, each party shall consult with the other party in connection with, all of the information relating to the Company, Guarantor or Parent, as the case may be, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any Governmental Entity in connection with the Transactions, including the Merger. In exercising the foregoing rights, each of the Company and Parent shall act reasonably and as promptly as practicable. Subject to applicable Law and the instructions of any Governmental Entity, the Company and Parent shall keep each other reasonably apprised of the status of matters relating to the completion of the Transactions, including promptly furnishing the other party with copies of notices or other written substantive communications received by the Company, Guarantor or Parent, as the case may be, or any of their respective Subsidiaries, from any Governmental Entity with respect to such Transactions, and, to the extent practicable under the circumstances, shall provide the other party and its counsel with the opportunity to participate in any meeting with any Governmental Entity in respect of any substantive filing, investigation or other inquiry in connection with the Transactions. In furtherance and not in limitation of the foregoing, each of the Company, Guarantor and Parent shall, and shall cause their respective affiliates to (A) make or cause to be made all filings required under the HSR Act within twenty (20) Business Days after the date of this Agreement and (B) make or cause to be made all filings required under other Competition Laws as promptly as practicable after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, but without limiting Parent’s and Merger Sub’s obligations set forth in this Section 5.5, Parent shall, on behalf of the parties, control and direct all communications and strategy in dealing with any Governmental Entity under the HSR Act or other Competition Laws; provided that Parent shall consider in good faith the views and comments of the Company and its outside counsel with respect to such communications and strategies.
(b)   Notwithstanding anything in this Agreement to the contrary, Guarantor and Parent agree to take, or cause to be taken, all actions necessary to avoid, eliminate, and resolve any and all impediments under applicable Competition Laws that may be asserted by any Governmental Entities or any other Person in connection with the Transactions, including to: (i) resist, contest or defend any Proceeding (including administrative or judicial Proceedings) challenging the Merger or the completion of the Transactions, (ii) propose, negotiate, commit to, or effect, by consent decree, hold separate order or otherwise, the sale, divestiture, separation, licensing or disposition of any assets, properties or businesses of Guarantor, Parent or the Company or any of their respective Subsidiaries or (iii) accept any operational restrictions or otherwise take or commit to take actions that limit Guarantor’s, Parent’s or any of their respective Subsidiary’s freedom of action with respect to, or its ability to retain, any of the assets, properties, licenses, rights, product lines, operations or businesses of Guarantor, Parent or the Company or any of their respective Subsidiaries, in each case, as may be required in order to avoid the entry of, or to effect the lifting or dissolution of, any injunction, temporary restraining order, or other Order in any suit or Proceeding, which would otherwise have the effect of preventing or delaying the Closing, as applicable; provided, however, that none of Guarantor, Parent or any of their respective Subsidiaries shall be required (x) to accept any operational restrictions or otherwise take or commit to take actions that limit freedom of action of or (y) to sell, divest, separate or dispose of any assets, properties or businesses of, in the case of either (x) or (y), (A) the Guarantor, Parent or any of their respective Subsidiaries if any such operational restrictions, divestitures or actions, as applicable, would reasonably be expected to give rise to or result in a material adverse effect on the value of the Guarantor and its Subsidiaries, taken as a whole or (B) the Company or any of its Subsidiaries if any such operational restrictions, divestitures or actions, as applicable, would reasonably be expected to give rise to or result in a material adverse effect on the value of the Company and its Subsidiaries, taken as a whole. Prior to the Closing, neither Guarantor, Parent nor any of its Subsidiaries shall acquire or agree to acquire any entity, business, equity or assets of any Person if the entering into of a definitive agreement relating to, or the consummation of, such acquisition would reasonably be expected to prevent or delay beyond the Outside Date the receipt of any waivers, approvals, Orders and authorizations from Governmental Entities (including those in connection with applicable Competition Laws) in connection with the Merger and the other Transactions.
5.6   Certain Notices.   From and after the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Article 7, unless prohibited by applicable Law, each party shall give prompt notice to the other parties if any of the following occur: (a) receipt of any notice or other communication from any Person alleging that the consent or approval of such Person is or may be required in connection with the Transactions, if the failure of such party to obtain such consent would be material to the Company, the Surviving Corporation, Parent or Merger Sub; (b) receipt of any notice or other communication from any Governmental Entity or NASDAQ (or any other securities market) in connection with the Transactions, if the subject matter of such communication would be material to the Company, the Surviving Corporation, Parent or Merger Sub; or (c) such party becoming aware of the occurrence of an event that could prevent or delay beyond the Outside Date the consummation of the Transactions or that would reasonably be expected to result in any of the conditions to the Merger set forth in Article 6 not being satisfied. Any such notice pursuant to this Section 5.6 shall not affect any representation, warranty, covenant or agreement contained in this Agreement, and any failure to make such notice (in and of itself) shall not be taken into account in determining whether the conditions set forth in Article 6 have been satisfied or give rise to any right of termination set forth in Article 7.
5.7   Public Announcements.   Except as otherwise contemplated by Section 5.3 or in connection with any Proceeding between the Company or its affiliates, on the one hand, and Parent or its affiliates, on the other hand, so long as this Agreement is in effect, Parent, Merger Sub and Guarantor, on the one hand, and the Company, on the other, shall not issue any press release or make any public statement with respect to the Merger, the Transactions or this Agreement without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned or delayed), except (x) as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or Governmental Entity to which the relevant party is subject, in which case, the party required to make the release or announcement shall use its reasonable best efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance; or (y) any press release or public statement that is consistent with previous press releases, public disclosures or public statements made jointly by the parties (or individually if approved by the other party). In addition, the Company may, without Parent’s, Merger Sub’s or Guarantor’s consent, and each of Parent, Merger Sub and Guarantor may, without the Company’s consent, communicate to their respective employees, customers, suppliers, vendors, partners or consultants with respect to the Merger, the Transactions or this Agreement; provided, that, such communication is consistent with the previous press releases, public disclosures or public statements made jointly by the parties (or individually if approved by the other party). The press release announcing the execution and delivery of this Agreement shall not be issued prior to the approval of each of the Company and Parent.
5.8   Employee Benefit Matters.
(a)   During the one-year period following the Closing Date, Parent shall provide or cause the Parent Subsidiaries, including the Surviving Corporation, to provide to each employee of the Company and its Subsidiaries who are employed by the Company and its Subsidiaries immediately following the Closing Date (each, a “Continuing Employee”), during any period of employment with the Surviving Corporation following the Closing, (i) base salary or wages that are not less than the base salary or wages provided to such Continuing Employee immediately prior to the Effective Time and (ii) other employee benefits (excluding equity or equity-based compensation, retention, change in control, transaction or one-time bonuses, defined benefit pension, nonqualified deferred compensation benefits, retiree health or welfare benefits or severance benefits) that are no less favorable in the aggregate than the other employee benefits (excluding equity or equity-based compensation, retention, change in control, transaction or one-time bonuses, defined benefit pension, nonqualified deferred compensation benefits, retiree health or welfare benefits or severance benefits) provided to the Continuing Employees immediately prior to the Effective Time. With respect to the calendar year 2026, Parent shall provide or cause the Parent Subsidiaries, including the Surviving Corporation, to provide to each Continuing Employee short-term incentive compensation opportunities that are no less than the short-term incentive compensation opportunities provided to such Continuing Employee immediately prior to the Effective Time. For the one-year period following the Closing Date, Parent shall, or shall cause the Parent Subsidiaries, including the Surviving Corporation, to, provide each Continuing Employee with severance benefits that are no less favorable than the severance benefits set forth on Section 5.8(a) of the Company Disclosure Schedule. Notwithstanding anything in this Agreement to the contrary, as of and following the Closing Date, the Surviving Corporation shall, or shall cause its affiliates to, (i) recognize each Union as the bargaining representative of the Continuing Employees who are members of the respective bargaining units described in the respective Labor Agreements to the extent required by applicable Law and (ii) provide to the Continuing Employees whose employment is subject to the Labor Agreements all terms and conditions of employment in accordance with such agreements until the expiration, modification or termination of such agreements in accordance with their terms and applicable Law.

(b)   With respect to benefit plans maintained by the Surviving Corporation (including any vacation, paid time-off and severance plans), for all purposes, including for determining eligibility to participate, level of benefits and vesting, Parent shall, or shall cause the Parent Subsidiaries, including the Surviving Corporation, to treat each Continuing Employee’s service with the Company or any of its Subsidiaries, as reflected in the Company’s records, as service with the Surviving Corporation; provided, however, that, such service need not be recognized to the extent that such recognition would result in any duplication of benefits with respect to the same period of service and the foregoing service credit shall not apply with respect to any defined benefit pension or retiree health or welfare benefits.
(c)   Parent shall, or shall cause the Parent Subsidiaries, including the Surviving Corporation, to pay the 2025 annual bonuses in an aggregate amount equal to the funding level as agreed upon between Parent and the Company (the “2025 Annual Bonus Amount”), which shall be paid in the calendar year 2026 at the time annual bonuses have historically been paid to employees of the Company and its Subsidiaries, and in any event, no later than March 15, 2026; provided that, (i) the participants and the individual bonus amount to be paid to each participant shall be determined by the Company, and such information shall be provided by the Company to Parent prior to the Closing Date; and (ii) notwithstanding anything to the contrary set forth in this Agreement, any participant who is involuntarily terminated without cause on or after the Closing Date and prior to the payment date of such bonus shall be entitled to receive the bonus, payable at the same time as the 2025 annual bonuses are paid to other active employees of the Company and its Subsidiaries. If the Closing has not occurred before February 1, 2026, the Company and its Subsidiaries shall pay the 2025 Annual Bonus Amount in accordance with this Section 5.8(c).
(d)   Parent shall use commercially reasonable efforts, or shall cause the Parent Subsidiaries, including the Surviving Corporation to use commercially reasonable efforts, to (i) waive any preexisting condition limitations otherwise applicable to Continuing Employees and their eligible dependents under any plan maintained by Parent or any of its affiliates (including the Surviving Corporation) that provides health benefits in which Continuing Employees are eligible to participate following the Closing, other than any limitations that were in effect with respect to such Continuing Employees as of the Closing Date under the analogous Company Benefit Plan; (ii) honor any deductible, co-payment and out-of-pocket maximums incurred by a Continuing Employee and his or her eligible dependents under the health plans in which such Continuing Employee participated immediately prior to the Closing Date during the portion of the plan year prior to the Closing Date in satisfying any deductibles, co-payments or out-of-pocket maximums under health plans maintained by Parent or any of its affiliates (including the Surviving Corporation) in which such Continuing Employee is eligible to participate after the Closing Date in the same plan year in which such deductibles, co-payments or out-of-pocket maximums were incurred; and (iii) waive any waiting period limitation or evidence of insurability requirement that would otherwise be applicable to a Continuing Employee and his or her eligible dependents on or after the Closing Date, in each case to the extent such Continuing Employee or eligible dependent had satisfied any similar limitation or requirement under an analogous Company Benefit Plan prior to the Closing Date.
(e)   If requested by Parent at least ten (10) Business Days before the Closing Date, effective as of no later than the day immediately preceding the Closing Date, the Company shall take all actions necessary to commence a termination process for any and all Company Benefit Plans intended to qualify under Section 401 of the Code (the “Company 401(k) Plan”). If Parent delivers notice requesting such termination, the Company shall provide to Parent, at least one Business Day prior to the Closing Date, evidence that the Company has adopted resolutions of the Company Board to terminate any such Company Benefit Plan effective as of the day prior to the Closing Date, conditioned on the occurrence of the Closing. The form and substance of such resolutions shall be subject to the review and comment of Parent (and any such comments shall be considered in good faith). The Company also shall take all such other actions in furtherance of terminating any such Company Benefit Plan as required by the terms of the plan document for such Company Benefit Plan or as Parent may reasonably require. If the Company 401(k) Plan is terminated, Parent shall designate a tax-qualified defined contribution retirement plan with a cash or deferred arrangement that is sponsored by Parent or one of its affiliates (the “Parent 401(k) Plan”) that will cover eligible Continuing Employees effective as soon as administratively practicable after the Closing Date. In connection with the termination of the Company 401(k) Plan, Parent shall cause the Parent 401(k) Plan to accept from the Company 401(k) Plan the “direct rollover” of the account balance (but excluding the in-kind rollover of promissory notes evidencing all outstanding loans) of each Continuing Employee who participated in the

Company 401(k) Plan as of the date such plan is terminated and who elects such direct rollover in accordance with the terms of the Company 401(k) Plan and the Code, subject to reasonable administrative procedures.
(f)   Without limiting the generality of Section 8.10, the provisions of this Section 5.8 are solely for the benefit of the parties to this Agreement, and no Continuing Employee (including any beneficiary or dependent thereof) or other Service Provider shall be regarded for any purpose as a third-party beneficiary of this Agreement, and no provision of this Section 5.8 shall create such rights in any such individuals. Nothing contained in this Agreement shall: (i) guarantee employment or service for any period of time or preclude the ability of Parent, the Surviving Corporation or their respective affiliates to terminate the employment or service of any Continuing Employee at any time and for any reason; (ii) require Parent, the Surviving Corporation or any of their respective affiliates to adopt or continue any Company Benefit Plan or any other employee benefit plans, agreements, arrangements, programs, policies or Contracts at any time, or prevent the amendment, modification or termination thereof following the Closing; or (iii) amend any Company Benefit Plans or other employee benefit plans, agreements, arrangements, programs, policies or Contracts.
5.9   Indemnification and Insurance.
(a)   From and after the Effective Time, Parent shall cause the Surviving Corporation to indemnify, defend and hold harmless, and advance expenses as incurred (but no later than thirty (30) days after the submission of invoices) to, to the fullest extent permitted under applicable Law and in accordance with the Company Charter, the Company Bylaws or similar organization documents in effect as of the date of this Agreement, each present and former director and officer and the employees set forth on Schedule 5.9(a) of the Company and its Subsidiaries (in each case, when acting in such capacity) (each, an “Indemnitee” and, collectively, the “Indemnitees”) against any costs or expenses (including reasonable attorneys’ fees), judgments, settlements, fines, losses, claims, damages or liabilities incurred in connection with any actual or threatened Proceeding or other matter, whether civil, criminal, administrative or investigative, arising out of, relating to or resulting from the fact that such Indemnitee is or was a director, officer or employee of the Company or any of its Subsidiaries, whenever asserted (including matters existing or occurring at or prior to the Effective Time, including in connection with this Agreement or the Transactions). Parent shall cause the Surviving Corporation not to settle or compromise or consent to the entry of any judgment or otherwise seek termination with respect to any claim, action, suit, proceeding, investigation or other matter in which such Indemnitee sought or could have sought indemnification, unless such settlement, compromise, consent or termination includes a full and unconditional release of such Indemnitee.
(b)   For a period of no less than six (6) years from and after the Effective Time, Parent shall cause the Surviving Corporation to (i) maintain in effect the exculpation, indemnification and advancement of expenses provisions as set forth in the Company and its Subsidiaries’ certificate of incorporation, bylaws or similar organizational documents in effect as of the date of this Agreement and (ii) not amend, repeal or otherwise modify any such provisions in any manner that could adversely affect the rights thereunder of any Indemnitee.
(c)   The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, procure and maintain for a period no less than six (6) years from and after the Effective Time, directors and officers liability, employment practices liability and fiduciary liability insurance covering the Indemnitees and the other natural persons who are covered by the Company and its Subsidiaries’ directors and officers liability, employment practices liability and fiduciary liability insurance in effect as of the Effective Time (such insurance “Current Insurance” and such persons “Insured Persons”) that provides coverage for acts, omissions, facts, events and other matters occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, no less favorable to the Insured Persons than the Current Insurance from insurers with an A.M. Best Financial Strength Rating of “A-” or better (such insurance, the “D&O Insurance”); provided, however, that, Parent and the Surviving Corporation shall not be required to pay an aggregate annual premium for the D&O Insurance in excess of three hundred percent (300%) of the last annual premium paid prior to the Effective Time for the Company and its Subsidiaries’ directors and officers liability, employment practices liability and fiduciary liability insurance (the “Maximum Amount”), it being understood that if the D&O Insurance is not available or the aggregate annual premium for the D&O Insurance exceeds the Maximum Amount, then the Surviving Corporation shall, at a minimum, obtain the most advantageous coverage available for the Maximum Amount. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prior to the Effective Time the Company obtains prepaid non-cancellable “tail” directors and officers liability, employment practices liability and fiduciary liability insurance covering the Insured Persons that provides coverage for acts, omissions, facts, events and other matters occurring at or prior to the Effective Time on terms and conditions, including limits and retentions, no less favorable to the Insured Persons than the Current Insurance and with a reporting period no less than six (6) years from and after the Effective Time; provided, however, that the aggregate premium for such “tail” insurance shall not exceed the Maximum Amount, it being understood that if such “tail” insurance is not available or the aggregate premium for the “tail” insurance exceeds the Maximum Amount, then the Company shall obtain the most advantageous coverage available for a cost not exceeding the Maximum Amount unless otherwise directed by Parent.
(d)   With respect to any indemnification obligations of the Surviving Corporation pursuant to this Section 5.9, the Surviving Corporation hereby acknowledges and agrees that: (i) the Surviving Corporation shall be the indemnitor of first resort with respect to all indemnification obligations of the Surviving Corporation pursuant to this Section 5.9 (i.e., its obligations to an applicable Indemnitee are primary, and any obligation of any other Person to advance expenses or to provide indemnification and/or insurance for the same expenses or liabilities incurred by such Indemnitee are secondary) and (ii) the Surviving Corporation irrevocably waives, relinquishes and releases any such other Person from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof; provided that nothing in this Agreement is intended to relieve, or shall be construed as relieving, any insurer of its obligations under any insurance policy.
(e)   If Parent, the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving entity of such consolidation or merger or (ii) transfers or conveys all or substantially all its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 5.9.
(f)   The rights of each Indemnitee under this Section 5.9 (i) shall survive consummation of the transactions contemplated by this Agreement; (ii) are intended to benefit, and shall be enforceable by, each Indemnitee and their respective heirs, administrators, executors, successors, assigns and representatives (who shall be third party beneficiaries of this Section 5.9); and (iii) are in addition to, and not in substitution for, any other rights to indemnification, contribution or insurance that any such Indemnitee (and their respective heirs, administrators, executors, successors, assigns and representatives) may have by contract or otherwise.
(g)   Parent and the Surviving Corporation shall advance, and cause to be paid, on a current basis (but no later than thirty (30) days after the submission of invoices) all attorneys’ fees, costs and expenses that may be incurred by any Indemnitee in enforcing his or her rights under this Section 5.9 with respect to actions to be caused by Parent under this Section 5.9, subject to recoupment if a court of competent jurisdiction determines in a final and nonappealable order that no such indemnification is owed to such Indemnitee.
5.10   Takeover Statutes.   If any state takeover Law or state Law that purports to limit or restrict business combinations or the ability to acquire or vote Shares (including any “control share acquisition,” “fair price,” “business combination” or other similar takeover Law) becomes or is deemed to be applicable to the Company, Parent or Merger Sub, the Merger or any other Transaction contemplated by this Agreement, then the Company and the Company Board shall take all action reasonably available to it to render such Law inapplicable to the foregoing.
5.11   Section 16 Matters.   Prior to the Effective Time, the Company and Parent shall take all such steps as may be reasonably necessary to cause any dispositions of Shares (including derivative securities with respect to Shares) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.
5.12   Stockholder Litigation.   Prior to the Effective Time, the Company shall promptly provide notice to Parent, and give Parent the opportunity to participate in the defense, of any claim, demand or other correspondence related to any stockholder litigation against the Company or its directors and officers relating to the Transactions, including the Merger, and shall keep Parent reasonably informed regarding any such litigation. The Company shall give Parent the opportunity to consult with the Company regarding the defense or settlement of any such stockholder litigation, and shall consider in good faith Parent’s views with respect to such stockholder litigation. The Company shall not settle any such litigation without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed). For purposes of this Section 5.12, “participate” means that Parent will be kept apprised of proposed strategy and other significant decisions with respect to any such stockholder litigation by the Company (to the extent that the attorney-client privilege between the Company and its counsel is not undermined), and Parent may offer comments or suggestions with respect to such stockholder litigation, which the Company shall consider in good faith, but will not be afforded any decision-making power or other authority over such stockholder litigation except for the settlement consent set forth above.
5.13   Stock Exchange Delisting.   Prior to the Effective Time, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and the rules and policies of NASDAQ to enable the delisting by the Company of the Common Stock from NASDAQ as promptly as practicable after the Effective Time (such period, the “Delisting Period”) and the deregistration of the Common Stock under the Exchange Act as promptly as practicable after such delisting. If the Company is reasonably likely to be required to file any quarterly or annual reports pursuant to the Exchange Act during the Delisting Period, the Company will use commercially reasonable efforts to prepare a draft which is sufficiently developed such that it can be timely filed with a reasonable amount of effort within the time available, of any such reports reasonably likely to be required to be filed during the Delisting Period.
5.14   Director Resignations.   Prior to the Effective Time, the Company shall use its reasonable best efforts to deliver to Parent resignations executed by each director of the Company in office immediately prior to the Effective Time, which resignations shall be effective at the Effective Time.
5.15   FIRPTA Certificate.   On the Closing Date or, if earlier, no more than thirty (30) days prior to the Closing, the Company shall deliver to Parent a statement and notice to the IRS in accordance with Treasury Regulations Sections 1.1445-2(c) and 1.897-2(h), dated no more than thirty (30) days prior to the Closing Date and in the form contemplated by Exhibit A (the “FIRPTA Certificate”), which Parent shall deliver to the IRS on behalf of the Company upon Closing; provided, however, that, a failure to provide the FIRPTA Certificate shall only permit Parent to withhold from the payments to be made pursuant to this Agreement any withholding Tax under the Code in accordance with Section 2.5.
5.16   No Control of the Other Party’s Business.   The parties acknowledge and agree that the restrictions set forth in this Agreement are not intended to give Parent or Merger Sub, on the one hand, or the Company, on the other hand, directly or indirectly, the right to control or direct the business or operations of the other at any time prior to the Effective Time. Prior to the Effective Time, each of Parent, Merger Sub and the Company will exercise, consistent with the terms, conditions and restrictions of this Agreement, complete control and supervision over its own business and operations.
5.17    Certain Cooperation.
(a)    From the date hereof until the Closing, the Company shall use commercially reasonable efforts and shall cause the Company’s and its Subsidiaries’ employees, advisors and other Representatives to use commercially reasonable efforts (at Parent’s sole cost and expense) to, as promptly as practicable in the context of deadlines communicated reasonably in advance to the Company by the Parent: (i) reasonably cooperate with Parent’s preparation of pro forma financial information that may be required in connection with any securities offering transaction of Parent or any of its affiliates (any such transaction, a “Financing”), in each case, to the extent required by the SEC or similar securities regulatory body as a result of the Transactions; (ii) cause the Company’s independent accountants to provide consent to use of their audit reports in materials relating to such transaction, including SEC filings or offering prospectuses that include or incorporate Parent’s or its affiliates’ consolidated financial information and their reports thereon in accordance with normal customary practice; (iii) cause the Company’s independent accountants to prepare and deliver customary “comfort letters,” in connection with any such transaction by Parent or any of its affiliates, subject to and in compliance with professional standards; (iv) reasonably cooperate with Parent’s and its Representatives’ preparation of any prospectus, or roadshow materials, or other materials to be used in “testing-the-waters”, pre-marketing or marketing processes, any listing applications to the applicable US stock exchange, any agreements or arrangements with initial purchasers, underwriters, placing agents or investors, any agreements that establish the terms of any securities to be offered or sold, as well as any other offering/listing materials; provided that any such materials shall include customary language which shall exculpate Parent, its affiliates and respective Representatives with respect to any liability related to or responsibility for the contents of such information or related offering/listing and marketing materials by the recipients thereof; and (v) to otherwise assist and cooperate with Parent’s and its Representatives’ preparation of any applicable SEC filings or offering prospectuses and in its implementation of any listing on an applicable US stock exchange.
(b)   Notwithstanding anything herein to the contrary, nothing in this Section 5.17 will require any such cooperation or action to the extent that it would (i) require the Company or its Subsidiaries or any of their respective Representatives to pay (or agree to pay) any fee, provide any indemnities or incur any liability or other obligation or enter into any Contract, (ii) impose any personal liability on the officers, directors, managers, employees, advisors, accountants, consultants, auditors, agents or other Representatives of the Company or its Subsidiaries, (iii) unreasonably interfere with the operation of the business of the Company or its Subsidiaries, (iv) cause any representation or warranty in this Agreement to be breached by the Company or its Subsidiaries or require any waiver or amendment of the terms of this Agreement or any Company Material Contract to which the Company or its Subsidiaries is a party, (v) conflict with the organizational documents of the Company or its Subsidiaries or any Law, (vi) result in the contravention of, or that could result in a violation or breach of, or a default (with or without notice, lapse of time, or both) under, any Company Material Contract to which the Company or its Subsidiaries is party or by which it is bound, (vii) provide access to or disclose information that the Company or its Subsidiaries reasonably determines would jeopardize any attorney-client or similar privilege of the Company or such Subsidiaries and (viii) require the Company or its Subsidiaries to provide or prepare any projections or pro forma financial statements. Notwithstanding anything herein to the contrary, the failure of the Company to comply with this Section 5.17 shall not give rise to the failure of a condition precedent set forth in Section 6.3 or termination right pursuant to Section 7.1.
(c)   Parent shall indemnify and hold harmless the Company, each of its Subsidiaries and their respective Representatives and affiliates from and against all losses suffered or incurred by any of them in connection with the obligations under this Section 5.17, any Financing and any other financing that Parent may raise in connection with the transactions contemplated hereby, or any information used in connection with any of the foregoing. Parent shall promptly, upon request by the Company, reimburse the Company for all out-of-pocket costs and expenses (including outside attorneys’ fees and disbursements) incurred by the Company, any of its Subsidiaries or any of their respective Representatives and affiliates in connection with the cooperation contemplated by this Section 5.17.
(d)   All non-public or other confidential information provided by or behalf of the Company to Parent or its affiliates or any of their respective Representatives pursuant to this Section 5.17 shall be kept confidential in accordance with the terms of the Confidentiality Agreement.
ARTICLE 6
CONDITIONS TO CONSUMMATION OF THE MERGER
6.1   Conditions to Obligations of Each Party.   The respective obligations of each party to consummate the Merger and the Transactions shall be subject to the satisfaction (or waiver by Parent, Merger Sub and the Company to the extent not prohibited by Law) at or prior to the Effective Time of each of the following conditions:
(a)   The Company Stockholder Approval shall have been obtained.
(b)   The consummation of the Merger shall not then be restrained, enjoined or prohibited by any Order (whether temporary, preliminary or permanent) of a court or Governmental Entity of competent jurisdiction, and there shall not be in effect any Law enacted, issued or promulgated by any Governmental Entity of competent jurisdiction that prevents the consummation of the Merger.
(c)   Any waiting period (or any extension thereof) under the HSR Act applicable to the Merger shall have expired or been terminated, and the other required waiting, notice, approval or review periods under the Laws of the jurisdictions listed in Section 6.1(c) of the Company Disclosure Schedule (as extended by any applicable Governmental Entity) shall have expired or been terminated or obtained, as applicable (the “Other Required Approvals”).
6.2   Conditions to Obligations of the Company.   The obligation of the Company to effect the Merger and the Transactions is further subject to the fulfillment (or waiver by the Company, to the extent not prohibited by Law) at or prior to the Effective Time of each of the following conditions:
(a)   Each representation and warranty of Parent and Merger Sub (i) contained in Section 4.5 (Financing) shall be true and correct in all material respects at and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be so true and correct as of such date or time); and (ii) otherwise contained in this Agreement, without giving effect to any qualifications as to materiality or Parent Material Adverse Effect or other similar qualifications contained therein, shall be true and correct on the date hereof and at and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be true and correct as of such date or time), and except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(b)   Parent and Merger Sub shall have performed or complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by them under this Agreement at or prior to the Effective Time.
(c)   Parent shall have delivered to the Company a certificate, dated as of the Closing Date and signed by an executive officer of Parent, certifying to the effect that the conditions set forth in Sections 6.2(a) and 6.2(b) have been satisfied.
6.3   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are further subject to the fulfillment (or waiver by Parent and Merger Sub, to the extent not prohibited by Law) at or prior to the Effective Time of each of the following conditions:
(a)   Each representation and warranty of the Company (i) contained in Sections 3.1 (Corporate Organization), 3.3 (Authority; Execution and Delivery; Enforceability) and 3.19 (Broker’s Fees) without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications therein, shall be true and correct in all material respects as of the date hereof and at and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be so true and correct as of such date or time); (ii) contained in Section 3.2 (Capitalization) shall be true and correct in all respects except for any de minimis inaccuracies as of the date hereof and at and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be so true and correct as of such date or time); and (iii) otherwise set forth in Article 3, without giving effect to any qualifications as to materiality or Company Material Adverse Effect or other similar qualifications contained therein, shall be true and correct as of the date hereof and at and as of the Closing Date as though made at and as of the Closing Date, except for representations and warranties that relate to a specific date or time (which need only be so true and correct as of such date or time), except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   The Company shall have performed and complied in all material respects with all obligations, covenants and agreements required to be performed or complied with by it under this Agreement at or prior to the Effective Time; provided, however, (i) no failure to provide any notice required by Section 5.6 shall and (ii) no failure to perform the covenants and agreements set forth in Section 5.17 shall, in each case, in and of itself, cause the failure of the condition set forth in this Section 6.3(b) to be satisfied.
(c)   A Company Material Adverse Effect shall not have occurred since the date of this Agreement.
(d)   The Company shall have delivered to Parent a certificate, dated as of the Closing Date and signed by an executive officer of the Company, certifying to the effect that the conditions set forth in Sections 6.3(a), 6.3(b) and 6.3(c) have been satisfied.

ARTICLE 7
TERMINATION, AMENDMENT AND WAIVER
7.1   Termination.   This Agreement may be terminated, and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time, whether before or (subject to the terms hereof) after receipt of the Company Stockholder Approval, by action taken or authorized by the board of directors of the terminating party or parties:
(a)   by mutual written consent of Parent and the Company at any time prior to the Effective Time;
(b)   by either the Company or Parent, if the Company Stockholder Approval shall not have been obtained upon a vote taken at the Company Meeting duly convened therefor or any adjournment or postponement thereof;
(c)   by either the Company or Parent, if any court of competent jurisdiction or other Governmental Entity of competent jurisdiction shall have enacted, issued or promulgated any Law or Order or taken any other action, in each case, permanently restraining, enjoining or otherwise prohibiting, prior to the Effective Time, the consummation of the Merger, and such Law, Order or other action shall have become final and non-appealable; provided, that, the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to a party (and in the case of Parent, including Merger Sub) whose action or failure to perform or comply with any provision of this Agreement was a primary cause of (x) such Law or Order to be enacted, issued or promulgated or (y) the failure to remove such Law or Order;
(d)   by either the Company or Parent if the Effective Time shall not have occurred on or before 11:59 p.m., New York City time, on September 10, 2026 (the “Initial Outside Date”); provided, that, in the event that, (i) at the Initial Outside Date, all of the conditions in Article 6 other than one or more conditions in Sections 6.1(b) (solely with respect to Orders and Laws related to the HSR Act or any Other Required Approvals) or 6.1(c) have been satisfied (other than conditions that by their nature are to be satisfied at the Closing and which conditions are capable of being satisfied at such time), or have been waived by Parent and Merger Sub or the Company, as applicable, then the Outside Date shall automatically be extended to 11:59 p.m., New York City time, on December 10, 2026 (the “First Extended Outside Date”), unless Parent and the Company mutually agree to an earlier First Extended Outside Date and (ii) at the First Extended Outside Date, all of the conditions in Article 6 other than one or more conditions in Sections 6.1(b) (solely with respect to Orders and Laws related to the HSR Act or any Other Required Approvals) or 6.1(c) have been satisfied (other than conditions that by their nature are to be satisfied at the Closing and which conditions are capable of being satisfied at such time), or have been waived by Parent and Merger Sub or the Company, as applicable, then the Outside Date shall automatically be extended to 11:59 p.m., New York City time, on March 10, 2027 (the “Second Extended Outside Date”), unless Parent and the Company mutually agree to an earlier Second Extended Outside Date; provided, further, that, (x) if all of the conditions set forth in Article 6 shall have been satisfied or waived (other than conditions that by their nature are to be satisfied at the Closing and which conditions are capable of being satisfied at such time) on a date that occurs on or prior to the applicable Outside Date but (y) the Closing would thereafter occur in accordance with Section 1.2 on a date (the “Specified Date”) that occurs within three (3) Business Days after such Outside Date, then the applicable Outside Date shall automatically be extended to such Specified Date and the Specified Date shall become the applicable Outside Date for purposes of this Agreement; provided, however, that, neither the Company nor Parent shall be permitted to terminate this Agreement pursuant to this Section 7.1(d) if there has been any breach by such party (and in the case of Parent, including the failure of Merger Sub) of its representations, warranties or covenants contained in this Agreement, and such breach was a primary cause or primarily resulted in the failure of the Closing to have occurred prior to the Initial Outside Date, the First Extended Outside Date or the Second Extended Outside Date, as the case may be;
(e)   by Parent, at any time prior to the receipt of the Company Stockholder Approval, (i) if the Company Board shall have effected a Company Board Recommendation Change or (ii) if there shall have been a Willful and Material Breach by the Company of Section 5.3;

(f)   by the Company, at any time prior to the receipt of the Company Stockholder Approval, if (i) the Company has received a Superior Proposal after the date of this Agreement, (ii) the Company Board has authorized the Company to enter into a definitive agreement to consummate the transactions contemplated by such Superior Proposal following the procedures set forth in Section 5.3, (iii) the Company has complied in all material respects with the terms of Section 5.3 with respect to such Superior Proposal and (iv) substantially concurrently with (and as a condition to) such termination the Company pays (or causes to be paid) Parent the Company Termination Fee in accordance with Section 7.3;
(g)   by Parent, at any time prior to the Effective Time, if (i) there has been a breach by the Company of its representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Merger contained in Sections 6.3(a) or 6.3(b) is not capable of being satisfied while such breach is continuing, (ii) Parent shall have delivered to the Company written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Sections 6.3(a) and 6.3(b) prior to the applicable Outside Date or, if capable of cure, shall not have been cured by the earlier of (x) the date that is thirty (30) days following the date of delivery of such written notice to the Company and (y) the Outside Date; provided, however, that, Parent shall not be permitted to terminate this Agreement pursuant to this Section 7.1(g) if Parent or Merger Sub is then in breach of any of its representations, warranties or covenants contained in this Agreement, and such breach would result in the failure of the conditions set forth in Sections 6.2(a) and 6.2(b) to be satisfied; or
(h)   by the Company, at any time prior to the Effective Time, if (i) there has been a breach by Parent or Merger Sub of any of its representations, warranties or covenants contained in this Agreement, in each case, such that any condition to the Merger contained in Sections 6.2(a) or 6.2(b) is not capable of being satisfied while such breach is continuing, (ii) the Company shall have delivered to Parent written notice of such breach, and (iii) such breach is not capable of cure in a manner sufficient to allow satisfaction of the conditions in Sections 6.2(a) and 6.2(b) prior to the applicable Outside Date or, if capable of cure, shall not have been cured by the earlier of (x) the date that is thirty (30) days following the date of delivery of such written notice to Parent and (y) the Outside Date; provided, however, that, the Company shall not be permitted to terminate this Agreement pursuant to this Section 7.1(h) if the Company is then in breach of any of its representations, warranties or covenants contained in this Agreement, and such breach would result in the failure of the conditions set forth in Sections 6.3(a) and 6.3(b) to be satisfied.
7.2   Effect of Termination.   In the event of any proper and valid termination of this Agreement by either the Company or Parent as provided in Section 7.1, written notice thereof shall be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and the basis therefor described in reasonable detail, and this Agreement shall forthwith become void and have no further force and effect (other than the second sentence of Section 5.2, Section 5.7, Section 7.2, Section 7.3 and Article 8, each of which shall survive termination of this Agreement in accordance with their respective terms), and there shall be no liability or obligation on the part of Parent, Merger Sub or the Company or their respective Subsidiaries, officers, directors or Representatives, except with respect to the second sentence of Section 5.2, Section 5.7, Section 7.2, Section 7.3 and Article 8; provided, that, subject to Section 7.3, nothing herein shall relieve any party from liabilities or damages (which the parties acknowledge and agree shall not be limited to reimbursement of expenses or out-of-pocket costs, and, in the case of liabilities or damages payable by Parent or Merger Sub, would include the benefits of the Transactions lost by the Company Stockholders, taking into consideration all relevant matters, including lost stockholder premium, other combination opportunities and the time value of money) incurred or suffered as a result of a Willful and Material Breach by the Company, on the one hand, or Parent or Merger Sub, on the other hand, of any of their respective representations, warranties, covenants or other agreements set forth in this Agreement prior to such termination, and the aggrieved party shall be entitled to all remedies available at law or in equity.
7.3   Company Termination Fee.
(a)   The parties hereto agree that if this Agreement is terminated by Parent pursuant to Section 7.1(e)(i), then the Company shall pay to Parent within two (2) Business Days thereafter the Company Termination Fee.

(b)   The parties hereto agree that if (i) this Agreement is terminated pursuant to Section 7.1(b), Section 7.1(d) or Section 7.1(g), (ii) after the date hereof and prior to the date of the Company Meeting (in the case of a termination pursuant to Section 7.1(b)) or prior to such termination (in the case of termination pursuant to Section 7.1(d) or Section 7.1(g)), an Acquisition Proposal has been publicly announced and not withdrawn before the date such meeting is held (unless it is adjourned) in the case of a termination pursuant to Section 7.1(b) or prior to such termination (in the case of a termination pursuant to Section 7.1(d) or Section 7.1(g)) and (iii) the Company enters into a definitive agreement with respect to an Acquisition Proposal or an Acquisition Transaction is consummated within twelve (12) months after such termination, then the Company shall pay the Company Termination Fee to Parent, no later than two (2) Business Days after the consummation of such transaction. For purposes of this Section 7.3(b), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 8.4, except that the references to “20%” shall be deemed to be references to “50%.”
(c)   The parties hereto agree that if this Agreement is terminated by the Company pursuant to Section 7.1(f), then the Company shall pay to Parent the Company Termination Fee substantially concurrently with such termination.
(d)   All payments under this Section 7.3 shall be made by wire transfer of immediately available funds to an account designated in writing by Parent, or in the absence of such designation, an account established for the sole benefit of Parent.
(e)   Each of the parties acknowledges that the agreements contained in this Section 7.3 are an integral part of the Transactions contemplated by this Agreement, and that, without these agreements, Parent, Merger Sub and the Company would not enter into this Agreement. If Parent receives payment of the Company Termination Fee under the circumstances in which it is payable as provided in this Section 7.3, the receipt of the Company Termination Fee will be (i) the sole and exclusive remedy of Parent and Merger Sub against the Company and its Subsidiaries and any of their respective direct or indirect former, current or future general or limited partners, stockholders, members, managers, directors, officers, employees, attorneys, agents, affiliates or assignees of any of the foregoing (collectively, the “Company Related Parties”) for all losses and damages suffered as a result of the failure of the Transactions to be consummated or for any breach or failure to perform hereunder or otherwise, and upon payment of such amount (in circumstances where the Company Termination Fee is payable), none of the Company Related Parties shall have any further liability or obligation whatsoever relating to or arising out of this Agreement or the Transactions and (ii) deemed to be liquidated damages for any and all damages or losses suffered or incurred by Parent, Merger Sub or any of its affiliates in connection with this Agreement and the termination of this Agreement (or any matter forming the basis for such termination), and none of Parent, Merger Sub or any of their respective affiliates will be entitled to bring any Proceeding or otherwise be entitled to any remedy against the Company or any of the Company Related Parties, at law or in equity or otherwise, arising from or in connection with this Agreement (including the termination thereof) or any of the Transactions. For the avoidance of doubt, in no event shall the Company be required to pay the Company Termination Fee on more than one (1) occasion.
7.4   Amendment.   This Agreement may be amended by each of the Company, Parent and Merger Sub at any time prior to the Effective Time; provided, however, that, after receipt of the Company Stockholder Approval, no amendment may be made that, by Law or in accordance with the rules of any relevant stock exchange, requires further approval by the Company Stockholders without such approval. Notwithstanding the foregoing, this Agreement may not be amended, except by an instrument in writing signed by the parties hereto.
7.5   Waiver.   At any time prior to the Effective Time, subject to applicable Law, Parent and Merger Sub, on the one hand, and the Company, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (c) waive compliance by the other with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, Parent or Merger Sub in exercising any power, right, privilege or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or of any other power, right, privilege or remedy hereunder.

ARTICLE 8
GENERAL PROVISIONS
8.1   Non-Survival of Representations and Warranties.   None of the representations, warranties or covenants in this Agreement nor in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except that this Section 8.1 shall not limit any covenant or agreement of the parties that, by its terms, contemplates performance after the Effective Time, which shall survive to the extent expressly provided for herein.
8.2   Fees and Expenses.   Subject to Section 7.2, except as otherwise provided in this Agreement, all fees and expenses incurred by the parties hereto shall be borne solely and entirely by the party that has incurred the same.
8.3   Notices.   Any notices or other communications to any party required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered or sent if delivered in person, (b) on the fifth (5th) Business Day after dispatch by registered or certified mail, return receipt requested, postage prepaid, (c) on the next Business Day if transmitted by prepaid national overnight courier or (d) on the date delivered if sent by email (provided confirmation of email receipt is obtained), in each case, as follows (or to such other Persons or addressees as may be designated in writing by the party to receive such notice):
If to Parent, Merger Sub or Guarantor, addressed to it at:
c/o Bending Spoons S.p.A.
Via Nino Bonnet 10
Milan, MI 20215
Italy
Attention: Accounting, Finance & Legal
Email: legal@bendingspoons.com, bendingspoons@legalmail.it
with a copy to (for information purposes only):
Latham & Watkins LLP
330 North Wabash Avenue, Suite 2800
Chicago, IL 60611
Attention:
Brad Faris
Jason Morelli

Email:
Bradley.Faris@lw.com
Jason.Morelli@lw.com

If to the Company, addressed to it at:
Vimeo, Inc.
330 West 34th Street, 5th Floor
New York, New York 10001
Attention:
Jessica Tracy

Email:
jess.tracy@vimeo.com

with a copy to (for information purposes only):
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, Ny 10001
Attention:
Brandon Van Dyke
Dohyun Kim

Email:
Brandon.VanDyke@skadden.com
Dohyun.Kim@skadden.com

8.4   Certain Definitions.   For purposes of this Agreement, the term:
“Acceptable Confidentiality Agreement” means a confidentiality agreement that either (a) is in effect on the date of this Agreement or (b) if executed after the date hereof, is no less favorable in the aggregate to the Company than the Confidentiality Agreement, it being understood that such agreement need not contain any “standstill” or similar provisions that would prohibit the making of any Acquisition Proposal for a negotiated transaction with the Company.
“Acquisition Proposal” means any offer or proposal from a Third Party for an Acquisition Transaction.
“Acquisition Transaction” means any direct or indirect (a) merger, consolidation, business combination, recapitalization, reorganization, liquidation, dissolution or other transaction involving the Company pursuant to which any Person or “group” (as defined pursuant to Section 13(d) of the Exchange Act) of Persons would hold Equity Interests representing twenty percent (20%) or more of the total outstanding Equity Interests of the Company (by vote or volume) after giving effect to the consummation of such transaction, (b) sale, lease or other disposition by merger, consolidation, business combination, share exchange, joint venture or otherwise, of assets of the Company (including Equity Interests of any Subsidiary of the Company) or its Subsidiaries representing twenty percent (20%) or more of the consolidated assets of the Company and its Subsidiaries, based on their fair market value as of the date of such transaction, (c) issuance or acquisition, sale or disposition (including by way of merger, tender offer, consolidation, business combination or share exchange) of Equity Interests representing twenty percent (20%) or more of the outstanding Equity Interests of the Company (by vote or volume), or (d) combination of the foregoing (in each case, other than the Merger).
“affiliate” means, as to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first-mentioned Person.
“Anti-Corruption Law” means any Law, rules or regulations related to bribery or corruption (including laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official, commercial entity, or any other Person to obtain an improper business advantage), including the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions, the UN Convention Against Corruption (collectively, the “Conventions”) and any implementing legislation promulgated pursuant to such Conventions, the U.S. Foreign Corrupt Practices Act of 1977, the U.K. Bribery Act 2010, and any other applicable anti-bribery or anti-corruption Laws.
“Applicable Online Content Regulation” means, as applicable to the Company or any of its Subsidiaries, the Digital Services Act (Regulation (EU) 2022/2065), Directive 2000/31/EC of the European Parliament and of the Council of 8 June 2000 on certain legal aspects of information society services, in particular electronic commerce in the Internal Market, Directive (EU) 2019/790 of the European Parliament and of the Council of 17 April 2019 on copyright and related rights in the Digital Single Market, Directive (EU) 2018/1808 of the European Parliament and of the Council of 14 November 2018 amending Directive 2010/13/EU on the coordination of certain provisions laid down by law, regulation or administrative action in European Union Member States concerning the provision of audiovisual media services (Audiovisual Media Services Directive), the EU Regulation on platform-to-business relations (EU Regulation 2019/1150), the Online Intermediation Services for Business Users (Enforcement) Regulations 2020, the UK Online Safety Act 2023 and any Law or other binding instrument which relates to the regulation of online content.
“beneficial ownership” (and related terms, such as “beneficially owned” or “beneficial owner”) has the meaning set forth in Rule 13d-3 under the Exchange Act.
“Business Day” means a day other than Saturday, Sunday, any day on which banks located in New York, New York, Milan, Italy or London, the United Kingdom are authorized or obligated by applicable Law to close or any day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company Lease Agreement” means the lease agreement of the Company or any of its subsidiaries that pertain to each parcel of Company Leased Real Property.
“Company Material Adverse Effect” means any change, event, state of facts, occurrence or development (an “Effect”) that, individually or in the aggregate, has had, or would reasonably be expected to have, a material adverse effect on (a) the business, financial condition, assets or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) that prevents the Company from consummating the Merger; provided, however, that, adverse Effects arising out of the following (alone or in combination) shall not constitute or contribute to a Company Material Adverse Effect: (i) operating, business, regulatory or other conditions generally applicable to the industries or markets in which the Company and its Subsidiaries operate their business; (ii) global, national or regional political, legislative, financial, economic, energy, capital market (including the prevailing interest rates, inflation or inflation rates, credit markets or exchange rates) or business conditions, including hostilities, acts of war, military activity, cyber-attacks on the United States or any other country by a state or other geopolitical actor, sabotage or terrorism, including an outbreak or escalation of hostilities involving the United States or any other country or the declaration by the United States or any other country of a national emergency or war (whether or not declared, and including the Russian-Ukrainian and Israeli-Palestinian conflicts, and escalations and effects thereof); (iii) changes in GAAP or any changes in applicable Laws or the enforcement or the interpretation thereof; (iv) hurricanes, earthquakes, floods or other natural disasters and other force majeure events in the United States or any other country or region in the world; (v) any epidemic, pandemic or disease outbreak, quarantine restrictions, other outbreak or illness or public health event (whether human or animal); (vi) any effect arising from or attributable to the execution or announcement of this Agreement or pendency or the consummation of the transactions contemplated by this Agreement (including the identity of Parent), including any impact on the Company’s and its Subsidiaries’ relationships with employees, contractors, customers, suppliers, distributors, regulators or business partners (except that this clause (vi) shall not apply to Section 3.4); (vii) any Proceeding arising from allegations of breach of fiduciary duty or violation of Law relating to this Agreement or the Transaction; (viii) any change in the market price or trading volume of the Common Stock or the credit rating of the Company and any changes in any analysts’ recommendations or ratings with respect to the Company (provided, that, the underlying cause of such failure may be taken into account in determining whether a Company Material Adverse Effect has occurred) or (ix) the failure of the Company and its Subsidiaries to meet or achieve the results set forth in any internal, published or analysts’ expectations or projections, performance measures, operating statistics, budgets, guidance, estimates, or revenue, earnings or other financial or operating metric predictions (provided, that, the underlying cause of such failure shall be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect, unless such cause is otherwise specifically excluded by one of the other clauses of this definition); provided, however, that any Effect referred to in the foregoing clauses (i) through (v) shall be taken into account in determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect to the extent such Effect adversely affects the business of the Company and its Subsidiaries in a materially disproportionate manner in comparison to other similarly-sized participants in the industries in which the Company and its Subsidiaries operate their business.
“Company-Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Proprietary Software” means all Software owned or purported to be owned by the Company or any of its Subsidiaries, including all Software under development by or for the Company or any of its Subsidiaries.
“Company Termination Fee” means an amount equal to $40,100,000.
“Competition Laws” means applicable supranational, national, federal, state, provincial or local Law designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolizing or restraining trade or lessening competition in any other country or jurisdiction, including the HSR Act, the Sherman Act, the Clayton Act and the Federal Trade Commission Act, in each case, as amended, and other similar competition or antitrust Laws of any jurisdiction other than the United States.
“Contract” means any legally binding agreement arrangement, contract, lease (whether for real or personal property), power of attorney, note, bond, mortgage, indenture, deed of trust, loan, evidence of indebtedness, letter of credit, settlement agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, purchase and sale order, and other legal commitment to which, in each case, a Person is a party.
“control” (including the terms “controlled by” and “under common control with” or other correlative meanings) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of capital stock or other Equity Interests, as trustee or executor, by Contract or credit arrangement or otherwise.
“Environmental Claims” means any Proceeding, investigation, Order, demand, allegation, accusation or notice (written or oral) by any Person or entity alleging actual or potential liability arising out of or relating to any Environmental Laws, Environmental Permits or the presence in, or Release into, the environment of, or exposure to, any Hazardous Materials, but shall not include any claims relating to products liability.
“Environmental Laws” means any and all applicable, federal, state, provincial, local or foreign Laws, and all rules or regulations promulgated thereunder, regulating or relating to Hazardous Materials, pollution, protection of the environment (including ambient air, surface water, ground water, land surface, subsurface strata, wildlife, plants or other natural resources), and/or the protection of health and safety of persons from exposures to Hazardous Materials in the environment.
“Environmental Permits” means any permit, certificate, registration, notice, approval, identification number, license or other authorization required under any applicable Environmental Law.
“Equity Interest” means any share, capital stock, partnership, limited liability company, member or similar equity or ownership interest in any Person, and any option, warrant, right or security (including debt securities) convertible, exchangeable or exercisable into or for any such share, capital stock, partnership, limited liability company, member or similar equity interest.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means each Person or trade or business (whether or not incorporated) that, together with the Company or any of its Subsidiaries, would be deemed to be, or at any time within the six (6)-year period prior to the date of this Agreement would have been deemed to be, a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“GAAP” means generally accepted accounting principles, as applied in the United States.
“Government Contract” means any contract (including any purchase, delivery or task order, basic ordering agreement, pricing agreement, reseller agreement, letter contract, grant, cooperative agreement, or change order) between the Company or any of its Subsidiaries, on one hand, and any Governmental Entity or any prime contractor or subcontractor (at any tier) of any Governmental Entity, on the other hand.
“Government Official” means any (a) officer, agent or employee of a Governmental Entity, (b) person acting in an official capacity for or on behalf of a Governmental Entity, (c) candidate for government or political office, or (d) member of a royal family.
“Governmental Entity” means any national, federal, state, county, municipal, local or foreign government, or other political subdivision, governmental entity of any nature (including any governmental agency, branch, department, division, official or entity) or any court, arbitrator or tribunal thereof, and any entity exercising executive, legislative, judicial, regulatory, taxing, administrative or prosecutorial functions of, or pertaining to, government.
“Hazardous Materials” means any pollutants, chemicals, contaminants or any other toxic, infectious, carcinogenic, reactive, corrosive, ignitable, flammable or otherwise hazardous substance or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Laws, including any quantity of asbestos in any form, urea formaldehyde, PCBs, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products or derivatives.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.
“Information Privacy Requirements” means, collectively, all of the following to the extent applicable to the Company and its Subsidiaries: (i) applicable Privacy Laws, (ii) the Company’s and its Subsidiaries’ written notices, policies and procedures related to privacy, security or the Processing of Personal Data (each, a “Privacy Policy”), and (iii) contractual obligations related to privacy, security, or the Processing of Personal Data to which the Company or any of its Subsidiaries is a party.
“Intellectual Property” means all intellectual property rights in any jurisdiction, including all: (a) patents and patent applications; (b) trademarks, service marks, trade dress, logos, slogans, brand names, trade names, Internet domain names and corporate names (whether or not registered), and other indicia of origin, and all applications and registrations in connection therewith; (c) all copyrights (whether or not published), and all applications and registrations in connection therewith; (d) mask works and industrial designs, and all applications and registrations in connection therewith; and (e) trade secrets and other intellectual property rights in confidential and proprietary information (including intellectual property rights, if any, in inventions, research and development information, know-how, formulas, compositions, technical data, designs, drawings, financial, marketing and business data, customer and supplier lists, algorithms, pricing and cost information, business and marketing plans and proposals, and databases and compilations of data).
“Intervening Event” means any effect, change, event, circumstance, condition, development, state of fact or occurrence first arising after the date hereof that (a) was not known to, or reasonably foreseeable by, the Company Board as of the date hereof and (b) does not relate to any Acquisition Proposal.
“IRS” means the United States Internal Revenue Service.
“Knowledge” means (a) when used with respect to the Company, the actual knowledge of the individuals listed in Section 8.4(a) of the Company Disclosure Schedule after reasonable inquiry of their direct reports and (b) when used with respect to Parent or Merger Sub, the actual knowledge of the officers and directors of Parent and Merger Sub.
“Law” means any applicable national, provincial, state, municipal and local laws (including common law), statutes, ordinances, codes, decrees, rules, regulations or Orders issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity.
“Lien” means with respect to any property, equity interest or asset, any mortgage, deed of trust, hypothecation, lien, encumbrance, pledge, charge, security interest, right of first refusal, right of first offer, adverse claim, restriction on transfer, covenant or option in respect of such property, equity interest or asset.
“NASDAQ” means The Nasdaq Stock Market LLC.
“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.
“Open Source Software” means Software that is distributed as “free software,” “open source software” or under licensing or distribution terms identified as open source license terms by the Open

Source Initiative and listed at http://www.opensource.org/licenses, including the GNU General Public License (GPL), GNU Lesser General Public License (LGPL), Mozilla Public License (MPL), BSD licenses, the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), the Sun Industry Standards License (SISL) and the Apache License.
“Order” means any judgment, order, ruling, decision, writ, injunction, decree, consent, determination, stipulation, agreement or award of, by or with any Governmental Entity.
“Outside Date” means the Initial Outside Date, the First Extended Outside Date or the Second Extended Outside Date, as applicable.
“Parent Material Adverse Effect” means any change, event, development, condition, occurrence or effect that, individually or in the aggregate, has prevented or materially delayed or materially impaired, or would reasonably be expected to prevent or materially delay or materially impair, Parent’s or Merger Sub’s ability to consummate the Transactions prior to the Outside Date.
“Permitted Liens” means (a) Liens for Taxes, assessments and charges or levies by a Governmental Entity not yet due and payable, or that are being contested in good faith by appropriate Proceedings (provided, that, appropriate reserves required pursuant to GAAP have been made in respect thereof); (b) Liens in favor of landlords, vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar liens or encumbrances arising in the ordinary course of business for amounts not yet due and payable (provided, that, appropriate reserves required pursuant to GAAP have been made in respect thereof); (c) easements, covenants and rights of way (unrecorded and of record) and other similar restrictions, zoning, entitlements, conservation, building and other land use and environmental restrictions or regulations promulgated by Governmental Entities, in each case that do not materially and adversely impact the current use of the affected property or materially impair the value of such property; (d) all exceptions, restrictions, imperfections of title, charges and other Liens that do not materially and adversely interfere with the present use of the assets of the Company or any of its Subsidiaries, taken as a whole, or materially impair the value of such assets; (e) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security; (f) as to any Company Leased Real Property, any Lien created by or for the landlord thereof affecting the fee interest and not created by the Company, (g) with respect to leased or licensed personal property or Intellectual Property, the terms and conditions of the lease or license applicable thereto; and (h) Liens described in Section 8.4(b) of the Company Disclosure Schedule.
“Person” means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in Section 13(d) of the Exchange Act), including a Governmental Entity.
“Personal Data” means (a) any information relating to an identified or identifiable natural person or that is reasonably capable of being used to identify a natural person and (b) any data or information defined as “public data,” “personal information,” “personally identifiable information,” “protected health information,” “non-public personal information” or “individually identifiable health information” under any applicable Law relating to data protection, privacy, data security, data transfer, data Processing, data breach notification.
“Privacy Laws” means any applicable Laws (including binding guidance, guidelines and standards issued by competent supervisory authorities or otherwise binding on the Company and its Subsidiaries) relating to data protection, privacy, data security, and the Processing of Personal Data, including, without limitation, (i) the European Union General Data Protection Regulation (Regulation (EU) 2016/679) (“GDPR”), (ii) the Privacy and Electronic Communications Directive 2002/58/EC, (iii) the Data Protection Act 2018 and the GDPR as incorporated into United Kingdom law pursuant to the European Union (Withdrawal) Act 2018 and as amended by the United Kingdom Data Protection Act 2018, the Data Protection, Privacy and Electronic Communications (Amendments etc.) (EU Exit) Regulations 2019 and the Data (Use and Access) Act 2025 (“UK GDPR”) and the Privacy and Electronic Communications Regulations 2003,(iv) the California Consumer Privacy Act of 2018, as amended (“CCPA”), and (v) the Payment Card Industry Data Security Standard and other applicable card association rules. For purposes of this Agreement, “supervisory authority” and “data subject” shall have the meanings given in applicable Privacy Laws.
“Proceeding” or “Proceedings” means all actions, suits, claims, complaints, charges, arbitrations, investigations, audits, litigations or other similarly formal legal proceedings, in each case, by, before or involving, any court or any Governmental Entity.
“Process”, “Processed” or “Processing” means any operation or set of operations which is performed on information, including Personal Data, such as the use, collection, processing, storage, recording, organization, adaption, alteration, transfer, retrieval, consultation, disclosure, dissemination, combination or disposal of such information, and/or is considered “processing” by any applicable Information Privacy Requirements.
“Proxy Statement” means a proxy statement or Schedule 14A under the Exchange Act or similar disclosure document relating to the adoption and approval of this Agreement by the Company Stockholders.
“Release” means disposing, discharging, injecting, spilling, leaking, pumping, pouring, leaching, dumping, emitting, escaping or emptying into or upon the indoor or outdoor environment, including any soil, sediment, subsurface strata, surface water, groundwater, ambient air, the atmosphere or any other media.
“Representatives” means, with respect to a Person, such Person’s directors, officers, employees, accountants, consultants, legal counsel, investment bankers, advisors, agents, and other representatives.
“Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, and the Crimea, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic regions of Ukraine).
“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, any European Union Member State or His Majesty’s Treasury of the United Kingdom; (b) any Person located, organized or resident in a Sanctioned Country; (c) the Government of Venezuela; or (d) any Person that is fifty percent (50%) or more owned or controlled by any such Persons described in the foregoing clauses (a) through (c).
“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union Member State or His Majesty’s Treasury of the United Kingdom.
“SEC” means the U.S. Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Security Incident” means any (i) accidental, unlawful or unauthorized access, use, loss, exfiltration, disclosure, alteration, destruction, encryption, compromise, or other Processing of Personal Data and/or confidential information; (ii) accidental, unlawful or unauthorized access to or use of a Company System that jeopardizes or adversely impacts the confidentiality, integrity, or availability of the Company Systems or any Personal Data or confidential information stored or otherwise Processed therein; or (iii) occurrence that constitutes a “data breach,” “security breach,” “personal data breach,” “security incident,” “cybersecurity incident,” or any similar term under any applicable Law.
“Software” means all software (including assemblers, applets, compilers, source code, object code, intermediate/byte code, executable code, embodiments of algorithms, firmware and related documentation), together with any error corrections, updates, modifications or enhancements thereto, in both machine-readable form and human-readable form.

“Software Product” means Company Proprietary Software currently licensed, offered as a service or otherwise made available by the Company or any of its Subsidiaries to any customer.
“Subsidiary” of Parent, the Company or any other Person means any corporation, limited liability company, partnership, joint venture or other legal entity of which Parent, the Company or such other Person, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, a majority of the capital stock or other Equity Interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, joint venture or other legal entity, or otherwise owns, directly or indirectly, such capital stock or other Equity Interests that would confer control of any such corporation, limited liability company, partnership, joint venture or other legal entity, or any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the Exchange Act.
“Superior Proposal” means any bona fide written Acquisition Proposal for an Acquisition Transaction on terms that the Company Board has determined in good faith (after consultation with the Company’s financial advisor and outside legal counsel), taking into account all legal, financial, business, regulatory and other aspects of such Acquisition Proposal that the Company Board determines in good faith to be relevant, is more favorable, from a financial point of view, to the Company Stockholders (in their capacity as such) than the Merger and that, if accepted, would reasonably be expected to be completed on the terms set forth therein. For purposes of the reference to an “Acquisition Proposal” and “Acquisition Transaction” in this definition, all references to “20%” in the definition of “Acquisition Transaction” will be deemed to be references to “50%.”
“Tax Authority” means any Governmental Entity having or purporting to exercise jurisdiction with respect to any Tax.
“Tax Return” means any report, return (including information return), claim for refund, statement or declaration filed or required to be filed with a Governmental Entity relating to Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Taxes” means all taxes and other charges in the nature of a tax imposed by any Governmental Entity, including, without limitation, income, franchise, premium, windfall or other profits, gross receipts, real property, personal property, sales, use, goods and services, net worth, capital stock, business license, occupation, commercial activity, customs duties, alternative or add-on minimum, environmental, payroll, employment, social security, disability, workers’ compensation, unemployment, excise, estimated, withholding, ad valorem, stamp, transfer, registration and value-added tax, and any interest, penalty, fine or additional amounts imposed by a Governmental Entity in respect of any of the foregoing, whether or not disputed.
“Third Party” shall mean any Person other than Parent, Merger Sub or their respective affiliates.
“Trade Controls” means (a) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120-130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30), and (b) all applicable trade, export control, import and antiboycott laws and regulations imposed, administered or enforced by any other country where the Company operates.
“Treasury Regulations” means Treasury regulations promulgated under the Code.
“Union” means any union, employee association, works council or any other labor organization.
“Willful and Material Breach” means a material breach by a party of this Agreement that is a consequence of an act or an omission undertaken or omitted by the breaching party with the actual knowledge that the taking of such act or omission would result in such breach; it being acknowledged and agreed, without limitation, that any failure by any party to consummate the Merger and the other

Transactions after the applicable conditions thereto have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, which conditions would be capable of being satisfied at such time) will constitute a Willful and Material Breach of this Agreement.
8.5   Terms Defined Elsewhere.   The following table sets forth the terms that are defined elsewhere in this Agreement:
2025 Annual Bonus Amount	Section 5.8(c)
Agreement	Preamble
Alternative Acquisition Agreement	Section 5.3(a)
Book-Entry Shares	Section 2.2(b)(ii)
Capitalization Date	Section 3.2(a)
Certificate of Merger	Section 1.2
Certificates	Section 2.2(b)(i)
Class B Common Stock	Recitals
Closing	Section 1.2
Closing Date	Section 1.2
Common Stock	Recitals
Company	Preamble
Company 401(k) Plan	Section 5.8(e)
Company Benefit Plan	Section 3.11(a)
Company Board	Recitals
Company Board Recommendation	Section 3.3(b)
Company Board Recommendation Change	Section 5.3(c)(i)
Company Bylaws	Section 3.1
Company Charter	Section 3.1
Company Common Stock	Recitals
Company Disclosure Schedule	Article 3
Company Equity Plans	Section 2.4(f)
Company Leased Real Property	Section 3.14(a)
Company Material Contracts	Section 3.16(b)
Company Meeting	Section 5.4(b)
Company Option	Section 2.4(a)
Company Preferred Stock	Section 3.2(a)
Company Proprietary Software	62
Company Registered Intellectual Property	Section 3.17(a)
Company Restricted Share	Section 2.4(d)
Company RSU	Section 2.4(c)
Company SAR	Section 2.4(b)
Company SEC Documents	Section 3.5(a)
Company SEC Financial Statements	Section 3.5(c)
Company Source Code	Section 3.17(e)
Company Stockholder Approval	Section 3.3(c)
Company Stockholders	Recitals
Company System Interruption	Section 3.17(g)
Company Systems	Section 3.17(g)

Company-Owned Intellectual Property	62
Confidential Information	Section 3.17(d)
Confidentiality Agreement	Section 5.2
Continuing Employee	Section 5.8(a)
Current Insurance	Section 5.9(c)
D&O Insurance	Section 5.9(c)
Data Partners	Section 3.17(i)
Delisting Period	Section 5.13
DGCL	Recitals
Dissenting Shares	Section 2.3
DPA	Section 3.9(f)
Effective Time	Section 1.2
Financing	Section 5.17
FIRPTA Certificate	Section 5.14
First Extended Outside Date	Section 7.1(d)
Guaranteed Obligations	Section 8.15
Guarantor	Preamble
Guaranty	Section 8.15
IAC	Section 3.15(h)
Indemnitee	Section 5.9(a)
Initial Outside Date	Section 7.1(d), Section 7.1(d)
Insured Persons	Section 5.9(c)
Labor Agreement	Section 3.5(b)
Malicious Code	Section 3.17(h)
Maximum Amount	Section 5.9(c)
Merger	Recitals
Merger Consideration	Section 2.1(a)
Merger Sub	Preamble
Notice Period	Section 5.3(d)(i)(B)
Other Required Approvals	Section 6.1(c)
Parent	Preamble
Parent 401(k) Plan	Section 5.8(e)
Parent Disclosure Schedule	Article 4
Parent Subsidiary	Section 4.3(a)
Paying Agent	Section 2.2(a)
Permits	Section 3.10
Sarbanes-Oxley Act	Section 3.5(b)
Second Extended Outside Date	Section 7.1(d)
Service Provider	Section 3.11(a)
Share	Recitals
Surviving Corporation	Section 1.1(a)
Transactions	Recitals
WARN Act	Section 3.12(c)

8.6   Headings.   The headings contained in this Agreement are for reference purposes only and shall not affect, in any way, the meaning or interpretation of this Agreement.
8.7   Severability.   If any term or other provision (or part thereof) of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, conditions and provisions of this Agreement (or parts thereof) shall nevertheless remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term or other provision (or part thereof) is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law and in a mutually acceptable manner to the end that the Transactions are fulfilled to the extent possible.
8.8   Entire Agreement.
(a)   This Agreement (together with the Exhibits and the other documents delivered pursuant hereto) and the Confidentiality Agreement constitute the entire agreement of the parties and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein or therein, are not intended to confer upon any other Person any rights or remedies hereunder or thereunder.
(b)   The Company Disclosure Schedule and the Parent Disclosure Schedule are “facts ascertainable” as that term is used in Section 251(b) of the DGCL, and do not form part of this Agreement.
8.9   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of Law or otherwise), without the prior written consent of each of the other parties, and any attempt to make any such assignment without such consent shall be null and void; provided, however, that, Parent and Merger Sub will have the right to assign all or any portion of their respective rights and obligations pursuant to this Agreement to any of their respective affiliates; provided, further, that, no such assignment shall relieve Parent or Merger Sub of its obligations hereunder or impose any delay or cause any detriment in the parties’ ability to consummate the Transactions. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.
8.10   No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than pursuant to (a) Section 5.9 and Section 7.3 or (b) the rights of the Company, on behalf of the Company’s stockholders (each of which are third-party beneficiaries of this Agreement solely to the extent required for the provision to be enforceable) to pursue specific performance as set forth in Section 8.14 or, if specific performance is not sought or granted as a remedy, seek damages (in which case the aggrieved party shall be entitled to seek all rights and remedies available at law or in equity, including for the avoidance of doubt, in the case of the Company, damages based on the loss of premium offered to each holder of Company Common Stock, which damages the Company shall be entitled to retain) in the event of fraud or Willful and Material Breach of any provision of this Agreement (it being agreed that in no event shall any stockholder of the Company or Parent be entitled to enforce any of their rights, or any of the parties’ obligations, under this Agreement directly in the event of any such breach, but rather that the Company shall have the sole and exclusive right to do so in its sole and absolute discretion, as agent for the Company’s stockholders, and the Company or Parent, as applicable, may retain any amounts obtained in connection therewith.
8.11   Mutual Drafting; Interpretation.   Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision. For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders. As used in this Agreement, the words “include” and “including,”

and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The phrases “the date of this Agreement” and “the date hereof” and terms or phrases of similar import shall be deemed to refer to the date set forth in the Preamble, unless the context requires otherwise. When used in reference to the Company or its Subsidiaries, the term “material” shall be measured against the Company and its Subsidiaries, taken as a whole. References to any statute shall be deemed to refer to such statute as amended from time to time and to any rules or regulations promulgated thereunder (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). Terms defined in the text of this Agreement have such meaning throughout this Agreement, unless otherwise indicated in this Agreement, and all terms defined in this Agreement shall have the meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws (provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to such statute, as amended, and to any rules or regulations promulgated thereunder, in each case, as of such date). As used in this Agreement, references to a “party” or the “parties” are intended to refer to a party to this Agreement or the parties to this Agreement. The words “made available to Parent” and words of similar import refer to documents (a) posted to the data room maintained by the Company or its Representatives in connection with the Transactions, (b) delivered in person or electronically to Parent, Merger Sub or any of their respective Representatives or (c) that are publicly available in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC, in each case, at least one (1) Business Day prior to the date of this Agreement. Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Annexes” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits, Annexes and Schedules to this Agreement. All references in this Agreement to “$” are intended to refer to U.S. dollars. Unless otherwise specifically provided for herein, the term “or” shall not be deemed to be exclusive, and the words “shall” and “will” have the same meaning. Whenever this Agreement refers to a number of days, such number refers to calendar days, unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.
8.12   Governing Law; Consent to Jurisdiction; Waiver of Trial by Jury.
(a)   This Agreement and all claims and causes of action arising in connection herewith shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without regard to Laws that may be applicable under conflicts of laws principles (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.
(b)   Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, in the event such court does not have jurisdiction, Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, in any Proceeding arising out of or relating to this Agreement or the Transactions, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such Proceeding, except in such courts; (ii) agrees that any claim in respect of any such Proceeding may be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court; (iii) waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any such Proceeding in any such Delaware State or Federal court; and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Proceeding in any such Delaware State or Federal court. Each of the parties agrees that a final judgment in any such Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.3. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.
(c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND

DIFFICULT ISSUES, AND, THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (iii) IT MAKES SUCH WAIVERS VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.12(c).
8.13   Counterparts.   This Agreement may be signed in any number of counterparts, including by facsimile or other electronic transmission, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect, and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Agreement (in counterparts or otherwise) by electronic transmission in .PDF format or by facsimile shall be sufficient to bind the parties to the terms and conditions of this Agreement.
8.14   Specific Performance.   Subject to Section 7.3, the parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached (including failing to take such actions as are required by the parties hereunder to consummate the Transactions), irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur, and accordingly, (a) the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specific performance of the terms hereof, this being in addition to any other remedy to which such parties are entitled at law or in equity; (b) the parties waive any requirement for the securing or posting of any bond or proof of actual damages in connection with the obtaining of any specific performance or injunctive relief; and (c) the parties will waive, in any action for specific performance, the defense of adequacy of a remedy at law and the defense that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Subject to Section 7.3, the Company’s, Parent’s or Merger Sub’s pursuit of specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by the other party in the case of a breach of this Agreement involving a Willful and Material Breach. To the extent any party brings a Proceeding to specifically enforce the performance of the terms and provisions of this Agreement (other than a Proceeding to enforce specifically any provision that expressly survives the termination of this Agreement), the Outside Date shall automatically be extended to (i) the tenth (10th) Business Day following the resolution of such Proceeding or (ii) such other time period established by the court presiding over such Proceeding.
8.15   Guaranty.
(a)   Guarantor, in order to induce the Company to execute and deliver this Agreement, hereby absolutely, unconditionally and irrevocably guarantees, as principal and not merely as surety (the “Guaranty”), to the Company, the Surviving Corporation and their successors and assigns, with respect to each and every covenant, agreement and other obligation of Parent and Merger Sub, including the due, punctual and full payment and performance of Parent’s and Merger Sub’s (including their permitted designees’ and assigns’) obligations hereunder when due (and including, for the avoidance of doubt, in connection with any breach of any of Parent’s and Merger Sub’s representations, warranties or covenants herein) (the “Guaranteed Obligations”), subject to any and all limitations on Parent’s and Merger Sub’s covenants, agreements and other obligations hereunder. Any breach or nonperformance of any such obligations of Parent or Merger Sub (or any of their successors or assigns) shall also be deemed to be a default of Guarantor. So long as this Section 8.15 is in effect, Guarantor shall not exercise any right or remedy arising by reason of its performance of the Guaranty (subject to any and all limitations on Parent’s and

Merger Sub’s covenants, agreements and other obligations hereunder), whether by subrogation, reimbursement, indemnification, contribution or otherwise, against the Company, the Surviving Corporation or their successors and assigns or any express intended third party beneficiary described in Section 8.10 of any Guaranteed Obligations, or any other guarantor of the Guaranteed Obligations or any security therefor.
(b)   This Guaranty is a guarantee of payment and performance, and not of collection, and Guarantor acknowledges and agrees that this Guaranty is full and unconditional, and no release or extinguishment of Parent’s and/or Merger Sub’s and/or their respective designees’ or assigns’ obligations hereunder (other than in accordance with the terms of this Agreement), whether by decree in any bankruptcy proceeding or otherwise, will affect the continuing validity and enforceability of this Guaranty. Guarantor hereby waives (i) any right to require the Company, as a condition of payment or performance by Guarantor of any obligations of Parent or Merger Sub hereunder, to proceed against Parent or Merger Sub or pursue any other remedy whatsoever in the event that Parent or Merger Sub fails to perform its obligations hereunder or that any other action be taken or not taken as a condition to Guarantor’s liability for the Guaranteed Obligations or as a condition to the enforcement of this Agreement or the Guaranteed Obligations against Guarantor, and (ii) to the fullest extent permitted by applicable Law, any defenses or benefits that may be derived from or afforded by applicable Law which limit the liability of or exonerate guarantors or sureties. If and whenever Parent or Merger Sub defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations, Guarantor shall, subject to any and all limitations on Parent’s and Merger Sub’s covenants, agreements and other obligations hereunder, as soon as reasonably practicable following demand, unconditionally perform (or procure the performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits are conferred on the Company, the Surviving Corporation, their successors and assigns and any third party beneficiary as such person would have received if the Guaranteed Obligations had been duly performed and satisfied by Parent and Merger Sub.
(c)   Guarantor represents and warrants to the Company that (i) Guarantor is duly organized or formed, validly existing and in good standing pursuant to the applicable Law of its jurisdiction of organization or formation, and has all requisite corporate power and authority necessary to execute and deliver this Guaranty and to perform its obligations hereunder, (ii) the execution, delivery and performance by Guarantor of this Guaranty have been approved by all requisite corporate action and, assuming the due authorization, execution and delivery of this Agreement by the Company, the execution and delivery of this Guaranty by Guarantor constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, (iii) no other action on the part of Guarantor or any holder of capital stock of, or other equity or voting interest in, Guarantor is necessary to authorize the execution, delivery and performance by Guarantor of this Guaranty, and (iv) Guarantor has and will have available funds sufficient to perform its obligations under this Section 8.15 when and as required. Except for the representations and warranties of Guarantor expressly set forth in this Section 8.15(c) and of Parent and Merger Sub expressly set forth in Article 4, or in a certificate delivered pursuant to this Agreement, none of Guarantor, Parent, Merger Sub or any other person on behalf of Guarantor, Parent or Merger Sub makes any express or implied representation or warranty with respect to Guarantor, Parent, Merger Sub or with respect to any other information provided to the Company or any of its affiliates in connection with the transactions contemplated hereby.
(d)   Without limiting in any way the foregoing Guaranty, but subject in all respects to any and all limitations on Parent’s and Merger Sub’s covenants, agreements and other obligations hereunder, Guarantor agrees to cause, and to take all actions to enable, Parent and Merger Sub to adhere to each provision of the Agreement which requires an act or omission on the part of Parent or Merger Sub or any of their respective affiliates to cause or enable Parent and Merger Sub to comply with their respective obligations under this Agreement.
(e)   This Guaranty is to be a continuing guaranty and accordingly is to remain in force until all Guaranteed Obligations have been performed or satisfied. This Guaranty is in addition to and without prejudice to and not in substitution for any rights that the Company, the Surviving Corporation, their successors and assigns and any express intended third-party beneficiary may now or in future have or hold for the performance and observance of the Guaranteed Obligations. The Guaranteed Obligations shall be discharged as a result of (i) indefeasible payment and performance in full of the Guaranteed Obligations in accordance with the terms of this Agreement, or (ii) those defenses to the payment of the Guaranteed Obligations that Parent or Merger Sub has under the specific terms of this Agreement.
(f)   As a separate and independent stipulation, Guarantor acknowledges, confirms and agrees that any of the Guaranteed Obligations (including any monies payable) that is or becomes unenforceable against, or not capable of recovery from, Parent or Merger Sub by reason of any legal limitation, disability or incapacity on or of Parent or Merger Sub or any other fact or circumstances (other than any limitation imposed by this Agreement) shall nevertheless be enforceable against and recoverable from Guarantor as though the same had been incurred by Guarantor and Guarantor was the sole or principal obligor in respect of that Guaranteed Obligation. Without limiting the generality of the foregoing, (i) Guarantor hereby waives: (A) notice of acceptance of this Guaranty, and of the creation or existence of any of the Guaranteed Obligations and of any action by the Company in reliance hereon or in connection herewith; and (B) presentment, demand for payment, notice of dishonor or nonpayment, protest and notice of protest with respect to the Guaranteed Obligations; and (ii) the liability of Guarantor under this Agreement and the Guaranty shall be irrevocable and enforceable irrespective of (subject to any and all limitations on Parent’s and Merger Sub’s covenants, agreements and other obligations hereunder): (A) any change in the time, manner, terms, place of payment, or in any other term of all or any of the Guaranteed Obligations, or any other document executed in connection therewith; (B) any release, amendment, waiver, or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations; (C) failure, omission, delay, waiver, or refusal by the Company, the Surviving Corporation, their successors and assigns and any third-party beneficiary to exercise, in whole or in part, any right or remedy held by such person with respect to the Guaranteed Obligations unless and to the extent Guarantor is actually and materially prejudiced by such failure, omission, delay, waiver, or refusal; and (D) any change in the existence, structure, or ownership of Guarantor, Parent or Merger Sub, or any insolvency, bankruptcy, reorganization, or other similar proceeding.
(g)   Notwithstanding anything to the contrary set forth herein, the Company hereby acknowledges and agrees that (i) no recourse hereunder may be had against any Representatives, stockholders or affiliates (other than Parent) of Guarantor, or any of their respective direct or indirect Representatives, stockholders or affiliates (other than Parent), whether by or through attempted piercing of the corporate veil or otherwise, by the enforcement of any judgment or assessment or by any legal or equitable Proceeding, by virtue of any applicable Law, or otherwise, and (ii) no personal liability whatsoever will attach to, be imposed on or otherwise be incurred by any Representatives, stockholders or affiliates (other than Parent) of Guarantor, or any of their respective direct or indirect Representatives, stockholders or affiliates (other than Parent), under this Section 8.15 or for any claim based on, in respect of or by reason of the Guaranteed Obligations. The Company acknowledges and agrees that Guarantor is agreeing to enter into this Section 8.15 in reliance on the provisions set forth in this Section 8.15(g) and that this Section 8.15(g) shall survive the termination of this Agreement. For the avoidance of doubt, in no event shall the potential liability of Guarantor in connection with this Agreement or the transactions contemplated hereby exceed that of Parent or Merger Sub in connection with this Agreement or the Merger and the transactions contemplated hereby.
(h)   The provisions of Section 7.4, Section 7.5, Section 8.1 through Section 8.14 of this Agreement will be deemed to be applicable to this Section 8.15, and for the purposes of such Sections, Guarantor shall be considered a “party”.
[Signature page follows]

IN WITNESS WHEREOF, Parent, Merger Sub, Guarantor (solely for purposes of the sections specified herein) and the Company have caused this Agreement to be executed as of the date first written above by their respective officers or managers thereunto duly authorized.
Parent:
BENDING SPOONS US INC.
By: /s/ Mattie Maharaj Name: Mattie Maharaj Title: Authorized Signatory
Merger Sub:
BLOOMBERG MERGER SUB INC.
By: /s/ Francesco Patarnello Name: Francesco Patarnello Title: President, CEO and Secretary
Guarantor:
BENDING SPOONS S.P.A. (solely for purposes of the sections specified herein)
By: /s/ Francesco Patarnello Name: Francesco Patarnello Title: Legal Representative
[Signature Page to Agreement and Plan of Merger]

The Company:
VIMEO, INC.
By: /s/ Philip Moyer Name: Philip Moyer Title: Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]

EXHIBIT A
FORM OF FIRPTA CERTIFICATE

Annex B
Opinion of Allen & Company LLC
September 10, 2025
The Board of Directors
Vimeo, Inc.
330 West 34th Street, 5th Floor
New York, New York 10001
The Board of Directors:
We understand that Vimeo, Inc., a Delaware corporation (“Vimeo”), Bending Spoons US Inc., a Delaware corporation (“Bending Spoons US”) and an affiliate of Bending Spoons S.p.A., an Italian societá per azioni (“Bending Spoons Italy”), Bloomberg Merger Sub, a Delaware corporation and wholly owned subsidiary of Bending Spoons US (“Merger Sub” and, together with Bending Spoons US and Bending Spoons Italy, the “Bending Spoons Entities”), and, for specified purposes, Bending Spoons Italy propose to enter into an Agreement and Plan of Merger (the “Agreement”). As more fully described in the Agreement, (i) Merger Sub will be merged with and into Vimeo, with Vimeo continuing as the surviving corporation and a wholly owned subsidiary of Bending Spoons US (the “Merger”), and (ii) each outstanding share of the common stock, par value $0.01 per share, of Vimeo (“Common Stock”) and each outstanding share of Class B common stock, par value $0.01 per share, of Vimeo (“Class B Common Stock” and, together with the Common Stock, “Vimeo Common Stock”) will be converted in the Merger into the right to receive $7.85 per share in cash (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.
Allen & Company LLC (“Allen & Company”) has acted as a financial advisor to Vimeo in connection with the proposed Merger and has been asked to render an opinion to the Board of Directors of Vimeo (the “Board”) as to the fairness, from a financial point of view, to holders of Vimeo Common Stock, other than as specified below, of the Merger Consideration to be received by such holders pursuant to the Agreement. For such services, Vimeo has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Merger. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Merger. Vimeo also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.
Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board is aware, although Allen & Company is not currently providing, and during the past two years has not provided, investment banking services to Vimeo unrelated to the Merger for which Allen & Company has received compensation, Allen & Company in the future may provide such services to Vimeo and/or its affiliates for which Allen & Company would expect to receive compensation. As the Board also is aware, although Allen & Company is not currently providing investment banking services to Bending Spoons Italy during the pendency of the Merger, Allen & Company in the past has provided investment banking services to Bending Spoons Italy and in the future expects to provide such services to Bending Spoons Italy and/or its affiliates, including, during the approximately two-year period prior to the date hereof, having acted or acting as a strategic and financial advisor to, and as a placement agent for certain equity financings of, Bending Spoons Italy, for which services Allen & Company has received and expects to receive compensation. Additionally, as the Board is aware, a managing director of Allen & Company (who is not a member of the financial advisory team assisting Vimeo in connection with the Merger) is a member of the board of directors of Bending Spoons Italy. In the ordinary course, Allen & Company as a broker-dealer and certain related entities, directors and officers invest, hold long or short positions and trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the debt and equity securities (or related derivative securities) of Vimeo, Bending Spoons Italy and/or their respective affiliates. As the Board is aware, Allen & Company and/or certain related entities and employees hold shares of Common Stock (including a managing director who is a member of the financial advisory team assisting Vimeo in connection with the Merger who holds such shares through a trust). As the Board also is aware, Allen & Company and/or certain of its affiliates and employees hold certain equity securities (and warrants to purchase equity securities) of Bending Spoons Italy. The issuance of this opinion has been approved by Allen & Company’s opinion committee.

The Board of Directors
Vimeo, Inc.
September 10, 2025

Our opinion as expressed herein reflects and gives effect to our general familiarity with Vimeo and the industry in which Vimeo operates as well as information that we received during the course of this assignment, including information provided by the management of Vimeo in the course of discussions relating to the Merger as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of Vimeo or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Vimeo or any other entity, or conducted any analysis concerning the solvency or fair value of Vimeo, the Bending Spoons Entities or any other entity. We have not investigated, and express no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Vimeo or any other entity and we have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.
In arriving at our opinion, we have, among other things:
(i)
reviewed the financial terms of an execution version, provided to us on September 10, 2025, of the Agreement;

(ii)
reviewed certain publicly available historical business and financial information relating to Vimeo, including public filings of Vimeo, and historical market prices for Vimeo Common Stock;

(iii)
reviewed certain financial information relating to Vimeo, including certain internal financial forecasts, estimates and other financial and operating data relating to Vimeo, provided to or discussed with us by the management of Vimeo;

(iv)
held discussions with the management of Vimeo relating to the operations, financial condition and prospects of Vimeo;

(v)
reviewed and analyzed certain publicly available information, including certain stock market data and financial information, relating to Vimeo and selected companies with businesses that we deemed generally relevant in evaluating Vimeo;

(vi)
reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Merger; and

(vii)
conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the management and other representatives of Vimeo or otherwise reviewed by us. With respect to the financial forecasts, estimates and other financial and operating data relating to Vimeo that we have been directed to utilize for purposes of our analyses and opinion, we have been advised by the management of Vimeo and we have assumed, at your direction, that such financial forecasts, estimates and other financial and operating data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the future financial and operating performance of Vimeo and the other matters covered thereby. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they are based.
We have relied, at your direction, upon the assessments of the management of Vimeo as to, among other things, (i) the potential impact on Vimeo of certain market, competitive, technological, cyclical, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the video and communications software industry, and (ii) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, subscribers, customers, third-party vendors and other commercial relationships of Vimeo. With your consent, we have assumed that there will be no developments with respect to any such matters that would have an adverse effect on Vimeo or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion.

The Board of Directors
Vimeo, Inc.
September 10, 2025

Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, the industry in which Vimeo operates and the securities of Vimeo have experienced and may continue to experience volatility and disruptions and we express no opinion or view as to any potential effects of such volatility or disruptions on Vimeo or the Merger.
We have assumed, with your consent, that the Merger will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Merger, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would have an adverse effect on Vimeo or the Merger or that otherwise would be meaningful in any respect to our analyses or opinion. In addition, we have assumed, with your consent, that the final executed Agreement will not differ from the execution version reviewed by us in any respect meaningful to our analyses or opinion.
Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, of the Merger Consideration (to the extent expressly specified herein), treating shares of Common Stock and Class B Common Stock as a single class of economically equivalent securities without regard to individual circumstances of specific holders of Vimeo Common Stock (whether by virtue of control, voting or consent, liquidity, contractual arrangements or otherwise) that may distinguish such holders or the securities of Vimeo held by such holders, and our opinion does not in any way address proportionate allocation or relative fairness. Our opinion also does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any voting and support agreement or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Merger or otherwise. We express no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Merger or any related entities, or any class of such persons or any other party, relative to the Merger Consideration or otherwise. We are not expressing any opinion or view as to the prices at which Vimeo Common Stock or any other securities of Vimeo may trade or otherwise be transferable at any time, including following announcement or consummation of the Merger. In addition, we express no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Merger or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Vimeo or the Merger, and we have relied, at your direction, upon the assessments of representatives of Vimeo as to such matters. This opinion does not constitute a recommendation as to the course of action that Vimeo (or the Board or any committee thereof) should pursue in connection with the Merger or otherwise address the merits of the underlying decision by Vimeo to engage in the Merger, including in comparison to other strategies or transactions that might be available to Vimeo or which Vimeo might engage in or consider.
It is understood that this opinion and our advisory services are intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Merger Consideration from a financial point of view. This opinion does not constitute advice or a recommendation to any securityholder or other person as to how to vote or act on any matter relating to the Merger or otherwise.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by holders of Vimeo Common Stock (other than, as applicable, the Bending Spoons Entities and their respective affiliates) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
ALLEN & COMPANY LLC

Annex C
SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance.
Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.
(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.

SCAN TO VIEW MATERIALS & VOTE VIMEO, INC. ATTN: LEGAL 330 WEST 34th STREET, 5th FLOOR NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to proxyvote.com or scan the QR Barcode above Use the Internet to transmit voting instructions and for electronic delivery of information prior to the start of the special meeting. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create the electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/VMEO2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to the special meeting. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. VIMEO, INC. PROXY CARD FOR HOLDERS OF COMMON STOCK The Board of Directors recommends you vote FOR Proposals 1, 2, and 3. For Against Abstain The Board of Directors recommends you vote FOR the Merger Proposal: 1 To adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of September 10, 2025, which is referred to as the merger agreement, by and among Vimeo, Inc., which is referred to as Vimeo, Bending Spoons US Inc., which is referred to as Bending Spoons, Bending Spoons S.p.A., which is referred to as Guarantor, and Bloomberg Merger Sub Inc., which is referred to as Merger Sub, which proposal is referred to as the merger proposal. The Board of Directors recommends you vote FOR the Merger-Related Compensation Proposal: 2 To approve, on a non-binding, advisory basis, compensation that will or may become payable to the named executive officers of Vimeo in connection with the transactions contemplated by the merger agreement, which proposal is referred to as the merger-related compensation proposal. The Board of Directors recommends you vote FOR the Adjournment Proposal: To approve the adjournment of the special meeting of Vimeo stockholders to a later date if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger proposal at the then-scheduled date and time of the special meeting of Vimeo stockholders. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Please note there are two proxy cards, one for Stockholders of Company Common Stock and one for Stockholders of Class B Common Stock. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. VIMEO, INC. Special Meeting of Stockholders November 19, 2025 at 10 a.m. Eastern Time This proxy is solicited by the Board of Directors You hereby appoint Jessica Tracy as proxy for you with full power of substitution to vote all shares of Common Stock, par value $0.01 per share of VIMEO, INC. (the “Company”) that you would be entitled to vote at the Special Meeting of Stockholders of the Company to be held online on November 19, 2025 at 10 a.m. Eastern Time, at www.virtualshareholdermeeting.com/VMEO2025SM or at any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendation FOR each of the Proposals 1, 2, and 3. Continued and to be signed on reverse side

SCAN TO VIEW MATERIALS & VOTE VIMEO, INC. ATTN: LEGAL 330 WEST 34th STREET, 5th FLOOR NEW YORK, NY 10001 VOTE BY INTERNET Before The Meeting - Go to proxyvote.com or scan the QR Barcode above Use the Internet to transmit voting instructions and for electronic delivery of information prior to the special meeting. Have this proxy card in hand when you access the web site and follow the instructions to obtain the records and to create the electronic voting instruction form. During The Meeting – Go to ww.virtualshareholdermeeting.com/VMEO2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions prior to the special meeting. Have this proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date this proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VIMEO, INC. PROXY CARD FOR HOLDERS OF CLASS B COMMON STOCK The Board of Directors recommends you vote FOR Proposals 1, 2, and 3. For Against Abstain The Board of Directors recommends you vote FOR the Merger Proposal: 1 To adopt the Agreement and Plan of Merger (as it may be amended from time to time), dated as of September 10, 2025, which is referred to as the merger agreement, by and among Vimeo, Inc., which is referred to as Vimeo, Bending Spoons US Inc., which is referred to as Bending Spoons, Bending Spoons S.p.A., which is referred to as Guarantor, and Bloomberg Merger Sub Inc., which is referred to as Merger Sub, which proposal is referred to as the merger proposal. The Board of Directors recommends you vote FOR the Merger-Related Compensation Proposal: 2 To approve, on a non-binding, advisory basis, compensation that will or may become payable to the named executive officers of Vimeo in connection with the transactions contemplated by the merger agreement, which proposal is referred to as the merger-related compensation proposal. The Board of Directors recommends you vote FOR the Adjournment Proposal: 3 To approve the adjournment of the special meeting of Vimeo stockholders to a later date if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the merger proposal at the then-scheduled date and time of the special meeting of Vimeo stockholders.

Please note there are two proxy cards, one for Stockholders of Company Common Stock and one for Stockholders of Class B Common Stock. Stockholders who receive a Common proxy card and a Class B Common proxy card must vote the shares represented by each card separately. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. VIMEO, INC. Special Meeting of Stockholders November 19, 2025 at 10 a.m. Eastern Time This proxy is solicited by the Board of Directors You hereby appoint Jessica Tracy as proxy for you with full power of substitution to vote all shares of Class B Common Stock, par value $0.01 per share of VIMEO, INC. (the “Company”) that you would be entitled to vote at the Special Meeting of Stockholders of the Company to be held online on November 19, 2025 at 10 a.m. Eastern Time, at www.virtualshareholdermeeting.com/VMEO2025SM or at any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY REVOKES ANY PRIOR PROXY GIVEN BY YOU. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendation FOR each of the Proposals
1, 2, and 3. Continued and to be signed on reverse side